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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Semiannual Report

December 31, 2011

Allianz Domestic Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Growth Fund

Allianz AGIC Income & Growth Fund

Allianz AGIC Opportunity Fund

Allianz AGIC Target Fund

Allianz AGIC U.S. Managed Volatility Fund (formerly known as Allianz AGIC Systematic Growth Fund)

Allianz NFJ All-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Renaissance Fund)

Allianz NFJ Small-Cap Value Fund

Allianz RCM Focused Growth Fund (formerly known as Allianz RCM Strategic Growth Fund)

Allianz RCM Large-Cap Growth Fund

Allianz RCM Mid-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2-3

Fund Summaries 4-31

Important Information About the Funds 32-33

Benchmark Descriptions 34-35

Schedules of Investments 36-51

Statements of Assets and Liabilities 52-53

Statements of Operations 54-55

Statements of Changes in Net Assets 56-59

Financial Highlights 60-85

Notes to Financial Statements 86-101

Board Approval of Investment Advisory and Portfolio Management Agreements 102-105

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

The U.S. economy expanded at a steady but modest pace during the six-month fiscal period ended December 31, 2011. Growth was spurred by increasing confidence among consumers, but held back by ongoing weakness in the housing and labor markets. Political dysfunction in Washington and a spate of geopolitical worries created additional headwinds and, at times, extraordinary market volatility.

The Six-Month Period in Review

For the six-month period ended December 31, 2011, the Standard & Poor’s (“S&P”) 500 Index declined 3.69%. The Russell 1000 Growth Index, which measures large U.S. company stocks, declined 3.92%; the Russell 2000 Index, which measures small-company stocks, fell 9.77%; and the Russell 1000 Value Index, which measures large-cap value stocks, fell 5.22% during the six-month period.

U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annualized growth rate of 1.8% between July and September 2011. Although modest, this was a demonstrable improvement from the preceding two quarters, in which annualized growth rates were 0.4% and 1.3%, respectively. In the latter half of the reporting period, there were signs that growth was accelerating further. The most recent “Beige Book” report from the Federal Reserve (“the Fed”), released in January 2012, indicated economic expansion in all but one of twelve banking districts across the country. The central bank described auto manufacturing as “vibrant,” and conveyed that consumer spending was growing more “robust.”

The U.S. labor market also showed signs of improvement. After hovering around 9.0% for most of the six-month period, the unemployment rate fell to 8.7% in November 2011 and to 8.5% in December 2011, the lowest level in nearly three years. The government indicated that private sector job creation during 2011 was the highest since 2005.

These encouraging signs were offset to some degree by ongoing weakness in the housing market. The S&P/Case-Schiller Home Price Index signified that housing prices were still falling on a macro basis and stand at the lowest levels since early 2003.

The Fed maintained a cautious stance on the economy during the reporting period. It ended a second round of quantitative easing, but soon embarked upon a third. Its latest effort, dubbed “Operation Twist,” involves the selling of $400 billion in short-term Treasury securities in exchange for a similar amount of longer-term bonds. The Fed stated that its objective is to lower longer-term bond yields while maintaining short-term rates at their current and historically low levels. The lower long-term yields, the Fed hinted, could help breathe life into the housing market. Concerned over Europe’s deepening sovereign debt crisis, the Fed also warned of “significant downside risks to the economic outlook, including strains in global financial markets.”

2	Allianz Funds

Companies hiring again, albeit cautiously, is welcome news. So is the increase in capital spending, which has returned to 2008 levels. These encouraging signs must be considered with the ongoing issues both in the U.S. and abroad. S&P downgraded U.S. government debt during the reporting period. A Congressional committee formed to reduce spending failed and the debt level subsequently passed the $15 trillion mark. In January 2012, S&P also downgraded the credit ratings of nine European nations. The deepening fiscal crisis on both sides of the Atlantic can only add to future uncertainty for both companies and investors alike.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. I encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2011	3

Allianz AGIC Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares of Allianz AGIC Growth Fund (the “Fund”) returned –6.93% at Net Asset Value (“NAV”), underperforming the Fund’s benchmark, the Russell 1000 Growth Index (the “benchmark index”), which returned –3.92% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October 2011 there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was fairly broad based during the reporting period, as seven of the 10 sectors in the benchmark index generated negative returns. The materials, industrials and financials sectors were the worst performing sectors. In contrast, the consumer staples, utilities and telecommunication services sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Sector allocation, overall, also detracted from the Fund’s relative performance, albeit to a lesser extent.

In terms of stock selection, the Fund’s holdings in the information technology, consumer staples and telecommunication services sectors were the largest detractors from performance during the reporting period. This was somewhat offset by the Fund’s holdings in the energy, industrials and consumer discretionary sectors.

The largest individual detractors from absolute performance were health care company HCA Holdings, Inc., consumer staples firm Green Mountain Coffee Roasters and energy company Baker Hughes, Inc. On the upside, energy firm Petrohawk Energy Corp. and information technology companies Apple Computer, Inc. and Visa, Inc. were the largest contributors to absolute performance.

From a sector allocation perspective, an underweight in consumer staples, along with overweights in financials and health care, detracted the most from results. In contrast, underweights in materials and industrials benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology, health care and financials sectors, whereas the largest relative underweights were in the consumer staples, industrials and materials sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Growth Fund Class A	–6.93%	–0.32%	2.27%	2.79%	10.13%
Allianz AGIC Growth Fund Class A (adjusted)	–12.05%	–5.80%	1.11%	2.21%	9.91%
Allianz AGIC Growth Fund Class B	–7.29%	–1.08%	1.51%	2.25%	9.93%
Allianz AGIC Growth Fund Class B (adjusted)	–11.93%	–6.02%	1.13%	2.25%	9.93%
Allianz AGIC Growth Fund Class C	–7.26%	–1.03%	1.51%	2.02%	9.31%
Allianz AGIC Growth Fund Class C (adjusted)	–8.18%	–2.02%	1.51%	2.02%	9.31%
Allianz AGIC Growth Fund Class D	–6.96%	–0.32%	2.26%	2.79%	10.12%
Allianz AGIC Growth Fund Class R	–7.05%	–0.58%	2.01%	2.50%	9.77%
Allianz AGIC Growth Fund Class P	–6.81%	–0.08%	2.56%	3.08%	10.44%
Allianz AGIC Growth Fund Institutional Class	–6.76%	0.00%	2.66%	3.18%	10.55%
Allianz AGIC Growth Fund Administrative Class	–6.89%	–0.19%	2.40%	2.92%	10.27%
Russell 1000 Growth Index	–3.92%	2.64%	2.50%	2.60%	9.82%
Lipper Large-Cap Growth Funds Average	–7.11%	–1.91%	0.96%	1.94%	9.07%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

4	Allianz Funds

Allianz AGIC Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors

Computers & Peripherals	8.6%
Oil, Gas & Consumable Fuels	8.0%
Financial Services	4.5%
IT Services	4.5%
Software	4.4%
Specialty Retail	4.1%
Machinery	3.4%
Energy Equipment & Services	3.4%
Other	53.7%
Cash & Equivalents — Net	5.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$930.70	$927.10	$927.40	$930.40	$929.50	$931.90	$932.40	$931.10
Expenses Paid During Period	$5.63	$9.25	$9.25	$5.63	$6.84	$4.42	$3.93	$5.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.30	$1,015.53	$1,015.53	$1,019.30	$1,018.05	$1,020.56	$1,021.06	$1,019.81
Expenses Paid During Period	$5.89	$9.68	$9.68	$5.89	$7.15	$4.62	$4.12	$5.38

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 1.41% for Class R, 0.91% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	5

Allianz AGIC Income & Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at NAV, of Allianz AGIC Income and Growth Fund returned –5.38%, underperforming the Fund’s benchmark, the S&P 500 Index (the “benchmark index”), which returned –3.69% during the reporting period.

The convertible, high yield and equity markets were all lower over the six month time frame. The period can be defined as two distinct periods. Steep declines during the first three months of the period were partially offset by gains in the second half of the period. The BofA Merrill Lynch All Convertibles Index was down 9.2% for the period. The BofA Merrill Lynch High Yield Master II Index was lower by 0.5% and the Russell 1000 Growth was down 3.9%.

Performance in the first half of the period was the worst since the 2008 financial crisis. Political headlines and related macroeconomic uncertainty influenced markets. The sell-off in equity markets was driven by fears of a double dip recession in the U.S, S&P’s U.S. credit rating downgrade and the potential for a Greek default. For the convertible and high yield markets in particular, every macro factor seemed to be inexorably important, and broadly discouraged any buying. Like equities and convertibles, high yield bonds were readily for sale regardless of solid second quarter earnings and clean balance sheets for the majority of issuers. Additionally, a decline in bond floor valuations had a negative impact on the convertible market, while the lack of liquidity from the major banks and brokers exacerbated the decline.

Performance in the second half of the period reversed and rebounded nicely into year-end as U.S. recession fears waned and concerns around Europe’s sovereign debt crisis eased. Corporate bond spreads tightened as prices rose. Bond prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertible market.

Based on these observations, it was not surprising that industry level performance was mostly lower for the period. Among the equity and convertible universes, economically sensitive issuers, such as Transportation, Industrials and Materials, underperformed for the period, while counter-cyclical sectors including Utilities and Consumer Staples issuers outperformed. Within the high yield market, in addition to Transportation Ex Air/Rail, Banking and Telecom—Wireless issuers were lower. In contrast, Cable/Satellite TV and Food & Drug Retail recorded positive returns.

The Chicago Board Options Exchange Volatility Index® (VIX®) started the period in the mid- teens, and then spiked dramatically at the end of July and into August corresponding to the fears of European sovereign debt issues and weak U.S. economic stats. The index peaked at 48.0 on August 8th and set the new high mark for the calendar year. The VIX® remained elevated and averaged 30.1 during the latter half of the period and ended the calendar year at 23.4 as it eased during the holiday weeks in November and December.

The Fund followed the same steep decline and second half retracement as the overall markets.

In the first three months of the period, the most economically sensitive holdings, including Materials, Industrials and Energy, were the weakest performers within the convertible and equity sleeves. Energy issuers were lower as weak macro data drove down energy prices and reduced investors’ confidence in future earnings. Industrial issuers underperformed despite second quarter profits that met or exceeded expectations. Materials companies were lower on fears the weaker global economic outlook and higher input costs would impact future earnings. With respect to high yield issuers, Auto & Auto Parts, Utilities and Chemicals names hurt performance. Macro factors played a much greater role in the negative performance than the company-specific information.

On the other hand, Health Care companies had a positive impact on the Fund within the convertible and equity sleeves. Drug manufacturing companies were higher during the period on better-than-expected quarterly profits. In addition, equity and high yield Telecommunications’ issues helped performance. The Telecom industry represented consistent operating certainty in a period of great uncertainty.

In the second half the period, sector performances reversed. The Energy, Industrials and Technology sectors gained ground in the convertibles and equity sleeves. Energy issuers were higher as better macro data drove up oil prices and increased investors’ confidence in future earnings. Industrial issuers outperformed as third quarter profits met or exceeded expectations. Technology companies were up on continued positive demand for their respective products. Separately, high yield issuers that were higher included Energy, Transportation and Auto & Auto Parts. Trucking was a major contributor due to an increase in special purpose shipping and a general lift in demand. Also, auto sales trended above expectations and production increased.

On the downside, select Health Care issues detracted from performance in the convertibles and equity sleeves, while high yield Capital Goods, Building Materials and Metals issuers were lower. Healthcare device manufacturing companies were lower during the quarter on worse-than-expected quarterly profits.

6	Allianz Funds

Allianz AGIC Income & Growth Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	Since Inception†
Allianz AGIC Income & Growth Fund Class A	–5.38%	–1.60%	4.40%
Allianz AGIC Income & Growth Fund Class A (adjusted)	–10.58%	–7.01%	3.19%
Allianz AGIC Income & Growth Fund Class C	–5.73%	–2.31%	3.62%
Allianz AGIC Income & Growth Fund Class C (adjusted)	–6.63%	–3.21%	3.62%
Allianz AGIC Income & Growth Fund Class D	–5.36%	–1.59%	4.40%
Allianz AGIC Income & Growth Fund Class R	–5.49%	–1.85%	4.17%
Allianz AGIC Income & Growth Fund Class P	–5.26%	–1.31%	4.70%
Allianz AGIC Income & Growth Fund Institutional Class	–5.22%	–1.26%	4.80%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%	6.40%
S&P 500 Index	–3.69%	2.11%	–0.16%
Lipper Flexible Portfolio Funds Average	–4.75%	–1.24%	1.54%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

Cumulative Returns Through December 31, 2011

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Oil & Gas	5.2%
Commercial Services	5.1%
Telecommunications	5.0%
Technology	4.9%
Pharmaceuticals	4.0%
Oil, Gas & Consumable Fuels	3.3%
Machinery	3.2%
Aerospace & Defense	3.2%
Other	63.0%
Cash & Equivalents — Net (including Options Written)	3.1%

Moody’s Ratings*

(as a % of Bonds)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (hightest) to D (lowest). Ratings do not apply to the Fund.

Semiannual Report	December 31, 2011	7

Allianz AGIC Income & Growth Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$946.20	$942.70	$946.40	$945.10	$947.40	$947.80
Expenses Paid During Period	$6.41	$10.06	$6.41	$7.58	$5.19	$4.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.55	$1,014.78	$1,018.55	$1,017.34	$1,019.81	$1,020.31
Expenses Paid During Period	$6.65	$10.43	$6.65	$7.86	$5.38	$4.88

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.55% for Class R, 1.06% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

8	Allianz Funds

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Semiannual Report	December 31, 2011	9

Allianz AGIC Opportunity Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares of Allianz AGIC Opportunity Fund (the “Fund”) returned –18.86%, at Net Asset Value (“NAV”), underperforming the Fund’s benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned –10.59% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October 2011 there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was broad based during the reporting period, as nine of the 10 sectors in the benchmark index generated negative returns. The materials, telecommunication services and energy sectors were the worst performing sectors. Only the utilities sector posted a positive return during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Sector allocation, overall, also detracted from the Fund’s relative performance, albeit to a lesser extent.

In terms of stock selection, the Fund’s holdings in the energy, information technology and materials sectors were the largest detractors from performance. The Fund’s holdings in the consumer staples sector modestly contributed to performance during the reporting period.

In terms of individual holdings, health care firm Nuvasive, Inc., and energy companies Comstock Resources, Inc. and Quicksilver Resource were the largest detractors from absolute performance. The largest contributors to absolute performance were energy company Petrohawk Energy Corp., information technology firm SuccessFactors, Inc. and health care company Questor Pharmaceuticals.

From a sector allocation perspective, an underweight in consumer staples, along with overweights in materials and energy, detracted the most from results. In contrast, an overweight in industrials and underweights in consumer discretionary and telecommunication services benefited the Fund’s relative performance during the reporting period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, industrials and materials sectors, whereas the largest relative underweights were in the consumer staples, consumer discretionary and financials sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Opportunity Fund Class A	–18.86%	–10.88%	–0.54%	4.40%	11.20%
Allianz AGIC Opportunity Fund Class A (adjusted)	–23.32%	–15.79%	–1.66%	3.81%	10.97%
Allianz AGIC Opportunity Fund Class B	–19.14%	–11.56%	–1.28%	3.86%	10.99%
Allianz AGIC Opportunity Fund Class B (adjusted)	–23.02%	–15.81%	–1.61%	3.86%	10.99%
Allianz AGIC Opportunity Fund Class C	–19.18%	–11.57%	–1.28%	3.62%	10.38%
Allianz AGIC Opportunity Fund Class C (adjusted)	–19.96%	–12.42%	–1.28%	3.62%	10.38%
Allianz AGIC Opportunity Fund Class D	–18.84%	–10.91%	–0.52%	4.41%	11.23%
Allianz AGIC Opportunity Fund Class R	–18.95%	–11.11%	–0.76%	4.17%	10.94%
Allianz AGIC Opportunity Fund Class P	–18.74%	–10.68%	–0.26%	4.69%	11.49%
Allianz AGIC Opportunity Fund Institutional Class	–18.69%	–10.59%	–0.15%	4.80%	11.61%
Allianz AGIC Opportunity Fund Administrative Class	–18.82%	–10.84%	–0.40%	4.54%	11.35%
Russell 2000 Growth Index	–10.59%	–2.91%	2.09%	4.48%	6.91%
Lipper Small-Cap Growth Funds Average	–12.19%	–3.35%	1.47%	4.23%	9.45%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

10	Allianz Funds

Allianz AGIC Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors

Oil, Gas & Consumable Fuels	11.6%
Health Care Equipment & Supplies	7.4%
Semiconductors & Semiconductor Equipment	7.1%
Software	6.3%
Communications Equipment	6.0%
Internet Software & Services	5.8%
Trading Companies & Distributors	4.9%
Metals & Mining	4.7%
Other	46.1%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$811.40	$808.60	$808.20	$811.60	$810.50	$812.60	$813.10	$811.80
Expenses Paid During Period	$5.96	$9.37	$9.36	$5.97	$7.10	$4.83	$4.38	$5.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.55	$1,014.78	$1,014.78	$1,018.55	$1,017.29	$1,019.81	$1,020.31	$1,019.05
Expenses Paid During Period	$6.65	$10.43	$10.43	$6.65	$7.91	$5.38	$4.88	$6.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.56% for Class R, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	11

Allianz AGIC Target Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares of Allianz AGIC Target Fund (the “Fund”) returned –12.03%, at Net Asset Value (“NAV”), underperforming the Fund’s benchmark, the Russell Midcap Growth Index (the “benchmark index”), which returned –10.26% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October 2011 there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was broad based during the reporting period, as nine of the 10 sectors in the benchmark index generated negative returns. The information technology, telecommunication services and health care sectors were the worst performing sectors. Only the utilities sector posted a positive return during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Sector allocation, overall, also detracted from the Fund’s relative performance, albeit to a lesser extent.

In terms of stock selection, the Fund’s holdings in the information technology, telecommunication services and consumer staples sectors were the largest detractors from performance during the reporting period. This was somewhat offset by the Fund’s holdings in the health care, materials and industrials sectors.

Looking at individual holdings, health care companies Hospira, Inc. and Agilent Technologies and telecommunications services firm NII Holdings, Inc. were the largest detractors from absolute performance. The largest contributors to absolute performance were energy company Petrohawk Energy Corp., industrials firm United Rentals, Inc. and health care company Biomarin Pharmaceuticals.

From a sector allocation perspective, an overweight in information technology and underweights in energy and consumer discretionary detracted the most from results. In contrast, an overweight in health care and underweights in materials and telecommunication services benefited the Fund’s relative performance during the period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer staples, information technology and utilities sectors, whereas the largest relative underweights were in the materials, financials and energy sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Target Fund Class A	–12.03%	–4.98%	0.64%	3.18%	9.03%
Allianz AGIC Target Fund Class A (adjusted)	–16.87%	–10.21%	–0.49%	2.60%	8.71%
Allianz AGIC Target Fund Class B	–12.31%	–5.67%	–0.10%	2.65%	8.73%
Allianz AGIC Target Fund Class B (adjusted)	–16.69%	–10.38%	–0.40%	2.65%	8.73%
Allianz AGIC Target Fund Class C	–12.37%	–5.67%	–0.11%	2.42%	8.25%
Allianz AGIC Target Fund Class C (adjusted)	–13.25%	–6.61%	–0.11%	2.42%	8.25%
Allianz AGIC Target Fund Class D	–11.98%	–4.98%	0.65%	3.20%	9.04%
Allianz AGIC Target Fund Class P	–11.89%	–4.73%	0.91%	3.48%	9.34%
Allianz AGIC Target Fund Institutional Class	–11.86%	–4.64%	1.02%	3.59%	9.45%
Allianz AGIC Target Fund Administrative Class	–11.94%	–4.85%	0.77%	3.34%	9.24%
Russell Midcap Growth Index	–10.26%	–1.65%	2.44%	5.29%	8.11%
Lipper Multi-Cap Growth Funds Average	–9.49%	–3.59%	1.27%	3.25%	7.66%

† The Fund began operations on 12/17/92. Benchmark and Lipper performance comparisons began on 12/31/92.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 0.96% for Class P shares, 0.86% for Institutional Class shares and 1.11% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

12	Allianz Funds

Allianz AGIC Target Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/17/92. Benchmark performance comparisons began on 12/31/92.

Industry/Sectors

Oil, Gas & Consumable Fuels	6.5%
IT Services	6.0%
Semiconductors & Semiconductor Equipment	5.2%
Machinery	4.7%
Specialty Retail	4.6%
Health Care Providers & Services	4.5%
Internet & Catalog Retail	4.4%
Chemicals	4.1%
Other	54.4%
Cash & Equivalents — Net	5.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$879.70	$876.90	$876.30	$880.20	$881.10	$881.40	$880.60
Expenses Paid During Period	$5.72	$9.25	$9.24	$5.72	$4.54	$4.07	$5.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.05	$1,015.28	$1,015.28	$1,019.05	$1,020.31	$1,020.81	$1,019.56
Expenses Paid During Period	$6.14	$9.93	$9.93	$6.14	$4.88	$4.37	$5.63

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.21% for Class D, 0.96% for Class P, 0.86% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	13

Allianz AGIC U.S. Managed Volatility Fund (formerly known as Allianz AGIC Systematic Growth Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC U.S. Managed Volatility Fund (the “Fund”) returned –2.97%, outperforming its benchmark, the Russell 1000 Index (the “benchmark index”), which returned –4.58% during the reporting period. During the same period, the Fund’s previous benchmark, the Russell 1000 Growth Index, returned –3.92%.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was broad based during the reporting period, as eight of the 10 sectors in the benchmark index generated negative returns. The financials, materials and industrials sectors were the worst performing sectors. Only the utilities and consumer staples sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s outperformance versus the benchmark index during the reporting period was largely driven by sector allocation. Stock selection also benefited the Fund’s performance, albeit to a lesser extent.

In terms of sector allocation, an underweight in financials and overweights in information technology and consumer staples were the most beneficial for performance during the reporting period. In contrast, an underweight in industrials, an overweight in health care and an underweight in telecommunication services were not rewarded.

From a stock selection perspective, the Fund’s holdings in the consumer discretionary, industrials and consumer staples sectors were the largest contributors to performance. This was somewhat offset by stock selection in the materials, energy and telecommunication services sectors.

In terms of individual holdings, the largest contributors to absolute performance were information technology firm Apple Computer, Inc., consumer discretionary company McDonald’s Corp. and health care firm Eli Lilly & Co. The largest detractors from absolute performance were telecommunication services company MetroPCS Communications, materials firm Royal Gold., Inc. and consumer discretionary company Netflix.com, Inc.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary, information technology and health care sectors, whereas the largest relative underweights were in the financials, telecommunications and materials sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz AGIC U.S. Managed Volatility Fund Class A	–2.97%	3.23%	0.52%	5.39%
Allianz AGIC U.S. Managed Volatility Fund Class A (adjusted)	–8.31%	–2.45%	–0.61%	4.76%
Allianz AGIC U.S. Managed Volatility Fund Class B	–3.43%	2.34%	–0.24%	4.71%
Allianz AGIC U.S. Managed Volatility Fund Class B (adjusted)	–7.81%	–2.30%	–0.60%	4.71%
Allianz AGIC U.S. Managed Volatility Fund Class C	–3.43%	2.33%	–0.21%	4.59%
Allianz AGIC U.S. Managed Volatility Fund Class C (adjusted)	–4.31%	1.41%	–0.21%	4.59%
Allianz AGIC U.S. Managed Volatility Fund Class D	–3.09%	3.10%	0.51%	5.37%
Allianz AGIC U.S. Managed Volatility Fund Class P	–2.94%	3.39%	0.80%	5.69%
Allianz AGIC U.S. Managed Volatility Fund Institutional Class	–2.85%	3.55%	0.91%	5.80%
Allianz AGIC U.S. Managed Volatility Fund Administrative Class	–3.03%	3.24%	0.65%	5.54%
Russell 1000 Index	–4.58%	1.50%	–0.02%	6.73%
Russell 1000 Growth Index	–3.92%	2.64%	2.50%	6.87%
Lipper Large-Cap Growth Funds Average	–7.11%	–1.91%	0.96%	4.96%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.97% for Class D shares, 0.72% for Class P shares, 0.62% for Institutional Class shares and 0.87% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

14	Allianz Funds

Allianz AGIC U.S. Managed Volatility Fund (formerly known as Allianz AGIC Systematic Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Food Products	16.4%
Multi-Utilities	10.0%
Specialty Retail	9.2%
Electric Utilities	8.7%
Household Products	7.4%
Pharmaceuticals	6.6%
Metals & Mining	6.4%
Multiline Retail	5.5%
Other	27.8%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$970.30	$965.70	$965.70	$969.10	$970.60	$971.50	$969.70
Expenses Paid During Period	$5.65	$9.34	$9.34	$5.64	$4.41	$3.91	$5.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.41	$1,015.63	$1,015.63	$1,019.41	$1,020.66	$1,021.17	$1,019.91
Expenses Paid During Period	$5.79	$9.58	$9.58	$5.79	$4.52	$4.01	$5.28

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.87% for Class A, 1.72% for Class B, 1.72% for Class C, 0.97% for Class D, 0.72% for Class P, 0.62% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	15

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ All-Cap Value Fund (the “Fund”) returned –5.51%, modestly outperforming the Fund’s benchmark, the Russell 3000 Value Index (the “benchmark index”), which returned –5.52% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was fairly broad based during the reporting period, as seven of the 10 sectors in the benchmark index generated negative returns. The financials, materials and industrials sectors were the worst performing sectors. In contrast, the utilities, consumer staples and health care sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s modest outperformance versus the benchmark index during the reporting period was largely driven by sector allocation. Stock selection was relatively flat during the reporting period.

In terms of sector allocation, an underweight in financials and overweights in utilities and health care were the most beneficial for performance during the reporting period. In contrast, overweights in materials and energy and an underweight in consumer staples were not rewarded.

From a stock selection perspective, the Fund’s holdings in the materials, consumer discretionary and financials sectors added the most value during the period. In contrast, stock selection in the industrials, health care and energy sectors detracted the most from results.

The largest individual contributors to absolute performance were materials company Yamana Gold, Inc., utility firm NiSource, Inc. and financials company PNC Financial Corp. On the downside, industrials company Avery Dennison Corp., energy firm Apache Corp. and information technology company Xerox Corp. were the largest detractors from absolute performance.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, materials and health care sectors, whereas the largest relative underweights were in the financials, industrials and consumer discretionary sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz NFJ All-Cap Value Fund Class A	–5.51%	3.79%	–3.18%	7.07%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–10.71%	–1.92%	–4.27%	6.44%
Allianz NFJ All-Cap Value Fund Class B	–5.94%	3.00%	–3.90%	6.39%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–10.61%	–2.00%	–4.16%	6.39%
Allianz NFJ All-Cap Value Fund Class C	–5.86%	3.01%	–3.93%	6.26%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–6.79%	2.01%	–3.93%	6.26%
Allianz NFJ All-Cap Value Fund Class D	–5.57%	3.79%	–3.18%	7.07%
Allianz NFJ All-Cap Value Fund Class P	–5.33%	4.07%	–2.90%	7.40%
Allianz NFJ All-Cap Value Fund Institutional Class	–5.38%	4.15%	–2.82%	7.50%
Allianz NFJ All-Cap Value Fund Administrative Class	–5.39%	3.89%	–3.04%	7.24%
Russell 3000 Value Index	–5.52%	–0.10%	–2.58%	6.57%
Lipper Multi-Cap Value Funds Average	–8.64%	–3.00%	–2.03%	6.32%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

16	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	13.5%
Pharmaceuticals	7.6%
Insurance	6.8%
Metals & Mining	4.9%
Gas Utilities	4.8%
Healthcare Providers & Services	4.5%
Commerical Banks	4.0%
Software	3.5%
Other	45.0%
Cash & Equivalents — Net	5.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$944.90	$940.60	$941.40	$944.30	$946.70	$946.20	$946.10
Expenses Paid During Period	$6.40	$10.05	$10.05	$6.40	$5.24	$4.75	$5.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.55	$1,014.78	$1,014.78	$1,018.55	$1,019.76	$1,020.26	$1,019.00
Expenses Paid During Period	$6.65	$10.43	$10.43	$6.65	$5.43	$4.93	$6.19

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.07% for Class P, 0.97% for Institutional Class and 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	17

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ Dividend Value Fund (the “Fund”) returned –3.90%, outperforming the Fund’s benchmark, the Russell 1000 Value Index (the “benchmark index”), which returned –5.22% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was fairly broad based during the reporting period, as seven of the 10 sectors in the benchmark index generated negative returns. The financials, materials and industrials sectors were the worst performing sectors. In contrast, the utilities, consumer staples and health care sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s outperformance versus the benchmark index was largely due to stock selection. Sector allocation, overall, also benefited the Fund’s relative performance, albeit to a somewhat lesser extent.

From a stock selection perspective, the Fund’s holdings in the financials, health care and consumer staples sectors added the most value during the reporting period. In contrast, stock selection in the consumer discretionary, industrials and energy sectors detracted the most from results.

The largest individual contributors to absolute performance were information technology company Intel Corp., utilities firm Ameren Corp. and consumer staples company Reynolds American, Inc. On the downside, industrials company R.R. Donnelley & Sons, materials firm Freeport-McMoRan Copper & Gold, Inc. and financials company MetLife, Inc. were the largest detractors from absolute performance.

In terms of sector allocation, an underweight in financials and overweights in consumer staples and information technology were the most beneficial for performance during the reporting period. In contrast, an underweight in utilities and an overweight in materials detracted from performance.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, materials and information technology sectors, whereas the largest relative underweights were in the financials, consumer discretionary and utilities sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Dividend Value Fund Class A	–3.90%	3.09%	–2.64%	5.04%	6.33%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–9.18%	–2.58%	–3.74%	4.44%	5.82%
Allianz NFJ Dividend Value Fund Class B	–4.23%	2.41%	–3.37%	4.49%	5.86%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–8.97%	–2.59%	–3.68%	4.49%	5.86%
Allianz NFJ Dividend Value Fund Class C	–4.20%	2.34%	–3.37%	4.26%	5.54%
Allianz NFJ Dividend Value Fund Class C (adjusted)	–5.15%	1.34%	–3.37%	4.26%	5.54%
Allianz NFJ Dividend Value Fund Class D	–3.79%	3.20%	–2.62%	5.04%	6.34%
Allianz NFJ Dividend Value Fund Class R	–3.95%	2.93%	–2.88%	4.78%	6.07%
Allianz NFJ Dividend Value Fund Class P	–3.75%	3.43%	–2.38%	5.37%	6.68%
Allianz NFJ Dividend Value Fund Institutional Class	–3.69%	3.44%	–2.28%	5.47%	6.78%
Allianz NFJ Dividend Value Fund Administrative Class	–3.81%	3.24%	–2.52%	5.21%	6.52%
Russell 1000 Value Index	–5.22%	0.39%	–2.64%	3.89%	3.55%
Lipper Equity Income Funds Average	–3.12%	3.07%	0.44%	4.42%	4.18%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

18	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	16.0%
Pharmaceuticals	9.9%
Insurance	5.7%
Commerical Banks	4.5%
Paper & Forest Products	4.5%
Diversified Financial Services	4.4%
Aerospace & Defense	4.3%
Semiconductors & Semiconductor Equipment	3.9%
Other	46.0%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$961.00	$957.70	$958.00	$962.10	$960.50	$962.50	$963.10	$961.90
Expenses Paid During Period	$5.23	$8.91	$8.91	$5.23	$6.46	$4.00	$3.50	$4.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.81	$1,016.04	$1,016.04	$1,019.81	$1,018.55	$1,021.06	$1,021.57	$1,020.31
Expenses Paid During Period	$5.38	$9.17	$9.17	$5.38	$6.65	$4.12	$3.61	$4.88

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.06% for Class D, 1.31% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	19

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ Large-Cap Value Fund (the “Fund”) returned –4.74%, underperforming the Fund’s benchmark, the Russell Top 200 Value Index (the “benchmark index”), which returned –4.19% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was fairly broad based during the reporting period, as seven of the 10 sectors in the benchmark index generated negative returns. The financials, materials and industrials sectors were the worst performing sectors. In contrast, the utilities, consumer staples and health care sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Conversely, sector allocation, overall, contributed to the Fund’s relative performance.

In terms of stock selection, the Fund’s holdings in the energy, industrials and consumer staples sectors were the largest detractors from performance during the reporting period. This was somewhat offset by the Fund’s holdings in the financials, consumer discretionary and telecommunication services sectors.

Looking at individual holdings, the largest detractors from absolute performance were materials firm Freeport-McMoRan Copper & Gold, Inc., financials company MetLife, Inc. and energy firm Apache Corp. The largest individual contributors to absolute performance were health care company Eli Lilly & Co., utility firm American Electric Power, Inc. and materials firm International Paper.

From a sector allocation perspective, an overweight in consumer staples, an underweight in financials and an overweight in utilities were the most beneficial for performance during the reporting period. In contrast, an overweight in materials and an underweight in information technology were not rewarded.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer staples, materials and energy sectors, whereas the largest relative underweights were in the consumer discretionary, financials and industrials sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Large-Cap Value Fund Class A	–4.74%	1.52%	–4.17%	3.77%	4.97%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–9.98%	–4.06%	–5.25%	3.18%	4.46%
Allianz NFJ Large-Cap Value Fund Class B	–5.15%	0.72%	–4.90%	3.15%	4.44%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–9.85%	–4.24%	–5.25%	3.15%	4.44%
Allianz NFJ Large-Cap Value Fund Class C	–5.13%	0.73%	–4.90%	2.99%	4.20%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	–6.07%	–0.26%	–4.90%	2.99%	4.20%
Allianz NFJ Large-Cap Value Fund Class D	–4.72%	1.50%	–4.17%	3.77%	4.97%
Allianz NFJ Large-Cap Value Fund Class R	–4.92%	1.25%	–4.42%	3.55%	4.76%
Allianz NFJ Large-Cap Value Fund Class P	–4.66%	1.72%	–3.88%	4.11%	5.33%
Allianz NFJ Large-Cap Value Fund Institutional Class	–4.61%	1.83%	–3.81%	4.20%	5.42%
Allianz NFJ Large-Cap Value Fund Administrative Class	–4.70%	1.66%	–4.08%	3.94%	5.16%
Russell Top 200 Value Index	–4.19%	1.12%	–3.68%	2.31%	1.61%
Lipper Large-Cap Value Funds Average	–6.90%	–2.15%	–2.67%	2.87%	2.98%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

20	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	14.3%
Pharmaceuticals	12.3%
Insurance	7.8%
Commercial Banks	5.1%
Food & Staples Retailing	4.2%
Electric Utilities	4.1%
Media	3.2%
Diversified Financial Services	3.1%
Other	45.3%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$952.60	$948.50	$948.70	$952.80	$950.80	$953.40	$953.90	$953.00
Expenses Paid During Period	$5.45	$9.11	$9.11	$5.45	$6.67	$4.22	$3.73	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.56	$1,015.79	$1,015.79	$1,019.56	$1,018.30	$1,020.81	$1,021.32	$1,020.11
Expenses Paid During Period	$5.63	$9.42	$9.42	$5.63	$6.90	$4.37	$3.86	$5.08

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	21

Allianz NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Renaissance Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ Mid-Cap Value Fund (the “Fund”) (previously Allianz NFJ Renaissance Fund) returned –8.34%, underperforming the Fund’s benchmark, the Russell Midcap Value Index (the “benchmark index”), which returned –7.56% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was fairly broad based during the reporting period, as eight of the 10 sectors in the benchmark index generated negative returns. The telecommunication services, health care and industrials sectors were the worst performing sectors. In contrast, the utilities and consumer staples sectors posted positive returns during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to sector allocation. In contrast, stock selection was, overall, a modest positive for the Fund’s relative performance during the reporting period.

From a sector allocation perspective, an underweight in utilities, along with overweights in materials and energy, detracted the most from results. In contract, an underweight in financials, an overweight in consumer staples and an underweight in consumer discretionary benefited the Fund’s relative performance during the reporting period.

In terms of stock selection, the Fund’s holdings in the consumer discretionary, energy and information technology sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the industrials, consumer staples and materials sectors.

The largest individual contributors to absolute performance were energy company Sunoco Logistics Partners, materials firm Yamana Gold, Inc. and energy company El Paso Corp. On the downside, consumer discretionary company Magna International, Inc., energy firm EXCO Resources, Inc. and materials company HudBay Minerals, Inc. were the largest detractors from absolute performance.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials, energy and consumer staples sectors, whereas the largest relative underweights were in the financials, utilities and information technology sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Mid-Cap Value Fund Class A	–8.34%	–1.27%	0.11%	3.92%	10.73%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–13.38%	–6.70%	–1.02%	3.33%	10.46%
Allianz NFJ Mid-Cap Value Fund Class B	–8.68%	–1.93%	–0.63%	3.38%	10.48%
Allianz NFJ Mid-Cap Value Fund Class B (adjusted)	–13.25%	–6.84%	–0.94%	3.38%	10.48%
Allianz NFJ Mid-Cap Value Fund Class C	–8.70%	–2.00%	–0.64%	3.14%	9.90%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–9.61%	–2.97%	–0.64%	3.14%	9.90%
Allianz NFJ Mid-Cap Value Fund Class D	–8.35%	–1.22%	0.12%	3.92%	10.73%
Allianz NFJ Mid-Cap Value Fund Class R	–8.45%	–1.44%	–0.13%	3.63%	10.37%
Allianz NFJ Mid-Cap Value Fund Class P	–8.16%	–0.99%	0.40%	4.22%	11.02%
Allianz NFJ Mid-Cap Value Fund Institutional Class	–8.18%	–0.92%	0.50%	4.32%	11.13%
Allianz NFJ Mid-Cap Value Fund Administrative Class	–8.33%	–1.16%	0.23%	4.10%	10.88%
Russell Midcap Value Index	–7.56%	–1.38%	0.04%	7.67%	11.22%
Lipper Multi-Cap Core Funds Average	–8.26%	–2.68%	–0.65%	3.50%	9.02%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

22	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Renaissance Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors

Oil, Gas & Consumable Fuels	9.6%
Metals & Mining	8.1%
Insurance	6.5%
Multi-Utilities	4.9%
Chemicals	4.9%
Health Care Providers & Services	4.5%
Food Products	4.2%
Machinery	3.8%
Other	52.4%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$916.60	$913.20	$913.00	$916.50	$915.50	$918.40	$918.20	$916.70
Expenses Paid During Period	$6.07	$9.67	$9.67	$6.07	$7.27	$4.87	$4.39	$5.59

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.80	$1,015.03	$1,015.03	$1,018.80	$1,017.55	$1,020.06	$1,020.56	$1,019.30
Expenses Paid During Period	$6.39	$10.18	$10.18	$6.39	$7.66	$5.13	$4.62	$5.89

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	23

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ Small-Cap Value Fund (the “Fund”) returned –4.98%, outperforming the Fund’s benchmark, the Russell 2000 Value Index (the “benchmark index”), which returned –8.94% during the reporting period.

The six-month reporting period was a study in contrasts. During the first half of the reporting period, the U.S. stock market fell sharply given fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and concerns of contagion from the escalating European sovereign debt crisis. The market then reversed course and rallied during the second half of the period. The change in investor sentiment was fueled by signs that the economy was gaining some momentum and that corporate profits would remain robust. Additionally, in October there were indications that some progress had been made in the European sovereign debt crisis, although this optimism faded toward the end of the year. The strong returns posted in the second half of the period, were not enough to offset the market’s earlier weakness and it generated weak results during the six months ended December 31, 2011.

The market’s weakness was broad based during the reporting period, as nine of the 10 sectors in the benchmark index generated negative returns. The telecommunications, energy and health care sectors were the worst-performing sectors. In contrast, only the utilities sector posted a positive return during the six months ended December 31, 2011.

The Fund’s outperformance versus the benchmark index was due to stock selection. Conversely, sector allocation, overall, detracted from the Fund’s relative performance during the reporting period.

From a stock selection perspective, the Fund’s holdings in the energy, consumer discretionary and consumer staples sectors added the most value during the reporting period. In contrast, stock selection in the utilities, telecommunication services and health care sectors detracted from results.

The largest individual contributors to absolute performance were financials company Delphi Financial Group, Inc., materials firm Royal Gold, Inc. and consumer discretionary company Group 1 Automotive, Inc. On the downside, energy companies HollyFrontier Corp. and EXCO Resources, Inc., and consumer discretionary firm Cooper Tire & Rubber were the largest detractors from absolute performance.

In terms of sector allocation, an overweight in energy, an underweight in financials and an overweight in materials detracted the most from performance during the reporting period. In contrast, an underweight in information technology and overweights in utilities and consumer staples were the most beneficial for performance.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, materials and consumer staples sectors, whereas the largest relative underweights were in the financials, information technology and consumer discretionary sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz NFJ Small-Cap Value Fund Class A	–4.98%	2.12%	4.28%	10.24%	11.69%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–10.21%	–3.51%	3.11%	9.62%	11.37%
Allianz NFJ Small-Cap Value Fund Class B	–5.36%	1.31%	3.50%	9.66%	11.40%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–9.94%	–3.59%	3.18%	9.66%	11.40%
Allianz NFJ Small-Cap Value Fund Class C	–5.35%	1.32%	3.50%	9.42%	10.86%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–6.26%	0.35%	3.50%	9.42%	10.86%
Allianz NFJ Small-Cap Value Fund Class D	–5.02%	2.10%	4.28%	10.25%	11.69%
Allianz NFJ Small-Cap Value Fund Class R	–5.13%	1.85%	4.03%	9.96%	11.35%
Allianz NFJ Small-Cap Value Fund Class P	–4.87%	2.38%	4.56%	10.58%	12.03%
Allianz NFJ Small-Cap Value Fund Institutional Class	–4.81%	2.52%	4.70%	10.70%	12.14%
Allianz NFJ Small-Cap Value Fund Administrative Class	–4.93%	2.27%	4.44%	10.31%	11.80%
Russell 2000 Value Index	–8.94%	–5.50%	–1.87%	6.40%	10.71%
Lipper Small-Cap Value Funds Average	–9.14%	–5.20%	–0.08%	6.90%	9.80%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

24	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	13.7%
Chemicals	7.3%
Metals & Mining	5.8%
Machinery	5.5%
Health Care Equipment & Supplies	4.4%
Aerospace & Defense	4.1%
Gas Utilities	4.1%
Commercial Banks	4.0%
Other	46.1%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$950.20	$946.40	$946.50	$949.80	$948.70	$951.30	$951.90	$950.70
Expenses Paid During Period	$5.83	$9.44	$9.49	$5.83	$7.05	$4.61	$3.88	$5.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.15	$1,015.43	$1,015.38	$1,019.15	$1,017.90	$1,020.41	$1,021.17	$1,019.91
Expenses Paid During Period	$6.04	$9.78	$9.83	$6.04	$7.30	$4.77	$4.01	$5.28

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.19% for Class A, 1.93% for Class B, 1.94% for Class C, 1.19% for Class D, 1.44% for Class R, 0.94% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	25

Allianz RCM Focused Growth Fund (formerly known as Allianz RCM Strategic Growth Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at Net Asset Value (“NAV”), of the Allianz RCM Focused Growth Fund returned –12.30%, underperforming the Fund’s benchmark, the Russell 1000 Growth Index (the “benchmark index”) which returned –3.92% during the reporting period. During the same period, the Fund’s previous benchmark, the Russell 3000 Growth Index, returned –4.49%

Stocks retreated during the reporting period as the U.S. economy hit a soft patch during the middle of the year and many investors began to worry the economy would slip back into recession. By August, investors’ optimism disintegrated as Standard & Poor’s stripped the U.S. of its triple-A debt rating following political gridlock over raising the nation’s debt limit. Throughout this time, the European debt crisis expanded and deepened.

Market volatility spiked, and correlations among stocks rose above levels reached during the financial crisis in 2008, creating a headwind for active managers. During the period, the market was largely driven by macroeconomic news and headlines that outweighed individual company fundamentals. Industrials and materials sectors in the benchmark index were double digit decliners while dividend paying and defensive sectors (utilities, telecommunications and consumer staples) performed the best, rising in a down market.

Stock selection drove the Fund’s relative underperformance during the period. Specifically, stock selection in the energy, materials, technology and health care sectors detracted from relative returns. Maintaining an underweight to consumer staples and consumer discretionary stocks also contributed to the reporting period’s performance shortfall.

Investments in economically sensitive stocks including a [fertilizer producer, a coal producer, and an energy services provider] were among the top detractors from returns. The stocks each declined by 20% or more in the third quarter as investors began questioning the trajectory of global economic growth. In technology, [a top internet streaming media company and a global enterprise software company also underperformed.]

On the positive side of the ledger, investments in a popular search engine, a rail transporter, and restaurant chain all outperformed, rising during the reporting period. One financial services corporation was also among the top performers following news out earlier this year that the Federal Reserve relaxed restrictions on debit card transaction fees.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz RCM Focused Growth Fund Class A	–12.30%	–9.33%	1.50%	1.09%
Allianz RCM Focused Growth Fund Class A (adjusted)	–17.13%	–14.32%	0.36%	0.10%
Allianz RCM Focused Growth Fund Class C	–12.56%	–9.97%	0.75%	0.35%
Allianz RCM Focused Growth Fund Class C (adjusted)	–13.37%	–10.80%	0.75%	0.35%
Allianz RCM Focused Growth Fund Class D	–12.26%	–9.33%	1.49%	1.08%
Allianz RCM Focused Growth Fund Class P	–12.16%	–9.07%	1.78%	1.36%
Allianz RCM Focused Growth Fund Institutional Class	–12.16%	–8.99%	1.88%	1.47%
Allianz RCM Focused Growth Fund Administrative Class	–12.22%	–9.21%	1.63%	1.23%
Russell 1000 Growth Index	–3.92%	2.64%	2.50%	3.18%
Russell 3000 Growth Index	–4.49%	2.18%	2.46%	3.04%
Lipper Multi-Cap Growth Funds Average	–9.49%	–3.59%	1.27%	1.48%

† The Fund began operations on 3/31/06. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 3/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.11% for Class D shares, 0.86% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

26	Allianz Funds

Allianz RCM Focused Growth Fund (formerly known as Allianz RCM Strategic Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 3/31/06. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Computer & Peripherals	13.4%
Energy Equipment & Services	8.0%
Machinery	7.3%
Pharmaceuticals	7.2%
Health Care Providers & Services	5.5%
Aerospace & Defense	5.4%
Hotels, Restaurants & Leisure	5.4%
Software	4.8%
Other	42.0%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$877.00	$874.40	$877.40	$878.40	$878.40	$877.80
Expenses Paid During Period	$7.17	$10.70	$7.17	$6.00	$5.52	$6.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.50	$1,013.72	$1,017.50	$1,018.75	$1,019.25	$1,017.95
Expenses Paid During Period	$7.71	$11.49	$7.71	$6.44	$5.94	$7.25

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.52% for Class A, 2.27% for Class C, 1.52% for Class D, 1.27% for Class P, 1.17% for Institutional Class and 1.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	27

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at Net Asset Value (“NAV”), of Allianz RCM Large-Cap Growth Fund returned –8.11%, underperforming the Fund’s benchmark, the Russell 1000 Growth Index (the “benchmark Index”) which returned –3.92% during the reporting period.

Stocks retreated during the reporting period as the U.S. economy hit a soft patch during the middle of the year and many investors began to worry the economy would slip back into recession. By August, investors’ optimism disintegrated as Standard & Poor’s stripped the U.S. of its triple-A debt rating following political gridlock over raising the nation’s debt limit. Throughout this time, the European debt crisis expanded and deepened.

Market volatility spiked, and correlations among large cap stocks rose above levels reached during the financial crisis in 2008, creating a headwind for active managers. During the period, the market was largely driven by macroeconomic news and headlines that outweighed individual company fundamentals. Industrials and materials sectors in the benchmark index were double digit decliners while dividend paying and defensive sectors (utilities, telecommunications and consumer staples) performed the best, rising in a down market.

Stock selection drove the Fund’s relative underperformance during the period. Specifically, stock selection in the energy, materials and technology sectors detracted the most from relative returns.

Maintaining a modestly pro-cyclical exposure detracted from relative returns during the period. Specifically, the Fund’s overweight exposure to the industrials segment and an underweight to consumer staples impaired the relative returns. However, pro-cyclical Fund holdings made a comeback in the fourth quarter, helping to offset some of the losses incurred during the third quarter.

During the reporting period, investments in economically sensitive stocks—including a coal producer, an energy services provider, and a fertilizer producer—were among the top detractors from returns.

In technology, a top internet streaming media company and a global enterprise software company also underperformed. Strength in both a top internet search engine company and consumer electronics company helped to offset this weakness.

Conversely, stock selection in financials was strong. One financial services corporation was among the top performers following news out earlier this year that the Federal Reserve relaxed restrictions on debit card transaction fees.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Large-Cap Growth Fund Class A	–8.11%	–4.97%	0.37%	1.48%	5.49%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–13.16%	–10.20%	–0.76%	0.91%	5.10%
Allianz RCM Large-Cap Growth Fund Class B	–8.44%	–5.71%	–0.39%	0.87%	5.07%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	–13.02%	–10.43%	–0.75%	0.87%	5.07%
Allianz RCM Large-Cap Growth Fund Class C	–8.42%	–5.70%	–0.37%	0.73%	4.71%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	–9.34%	–6.64%	–0.37%	0.73%	4.71%
Allianz RCM Large-Cap Growth Fund Class D	–8.11%	–4.97%	0.38%	1.52%	5.58%
Allianz RCM Large-Cap Growth Fund Class R	–8.20%	–5.27%	0.12%	1.22%	5.23%
Allianz RCM Large-Cap Growth Fund Class P	–8.04%	–4.75%	0.65%	1.79%	5.83%
Allianz RCM Large-Cap Growth Fund Institutional Class	–7.97%	–4.62%	0.75%	1.89%	5.93%
Allianz RCM Large-Cap Growth Fund Administrative Class	–8.04%	–4.86%	0.51%	1.65%	5.68%
Russell 1000 Growth Index	–3.92%	2.64%	2.50%	2.60%	4.45%
Lipper Large-Cap Growth Funds Average	–7.11%	–1.91%	0.96%	1.94%	4.53%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

28	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Computers & Peripherals	11.0%
Energy Equipment & Services	7.3%
Pharmaceuticals	6.7%
Aerospace & Defense	5.1%
Internet Software & Services	5.0%
Machinery	4.9%
Health Care Providers & Services	4.6%
Semiconductors & Semiconductors Equipment	4.1%
Other	49.3%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$918.90	$915.60	$915.80	$918.90	$918.00	$919.60	$920.30	$919.60
Expenses Paid During Period	$5.35	$8.96	$8.96	$5.35	$6.56	$4.15	$3.67	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.56	$1,015.79	$1,015.79	$1,019.56	$1,018.30	$1,020.81	$1,021.32	$1,020.06
Expenses Paid During Period	$5.63	$9.42	$9.42	$5.63	$6.90	$4.37	$3.86	$5.13

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	29

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

The Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by employing a strict growth-style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

For the six-month period ended December 31, 2011, Class A Shares at Net Asset Value (“NAV”) of Allianz RCM Mid-Cap Fund returned –13.05%, underperforming the Fund’s benchmark, the Russell Midcap Index (the “benchmark Index”) which returned –8.91% during the reporting period. During the same period, the Fund’s previous benchmark, the Russell Midcap Growth Index, returned –10.26%.

Both sector allocation and stock selection were negative during the period, with stock selection driving the majority of the underperformance.

The Fund’s technology holdings were a drag on performance. A slight overweight to the sector, coupled with weak stock selection was the biggest detractor from relative performance. Another area of weakness was selection among health care stocks. After disappointing sales results, one of the Fund’s biotechnology holdings announced it would reduce its workforce by 25%.

On the positive side, stock selection within the energy sector was a top contributor to performance. The Fund’s holding in an oil development and production company rallied after it was acquired at a 20% premium to its shares price. Similarly, selecting value-oriented retailers was beneficial over the second half of the year. One value retailer holding experienced better-than-expected same-store sales growth and announced an accelerated share repurchase program.

In terms of sector allocation, having zero exposure to the utilities sector and modest overweights in the technology and energy sectors detracted from returns over the period.

Heading into 2012, we expect slow GDP growth for the year as consumer spending is likely to slow from unsustainably high levels without a significant uptick in hiring. Volatility is likely to remain elevated for at least the first several months of the year given the uncertainties surrounding the global economy as well as what is likely to be a very tight Presidential election in November. Going forward, we continue to favor secular-growth companies that may deliver strong growth even in a slow-growth environment. We are looking for stocks with unique product cycles that are not necessarily tied to a certain level of GDP growth.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Mid-Cap Fund Class A	–13.05%	–6.80%	2.75%	3.52%	12.78%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–17.83%	–11.92%	1.60%	2.94%	12.58%
Allianz RCM Mid-Cap Fund Class B	–13.24%	–7.53%	1.98%	3.06%	12.58%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–17.41%	–11.98%	1.61%	3.06%	12.58%
Allianz RCM Mid-Cap Fund Class C	–13.01%	–7.25%	1.98%	2.87%	12.02%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–13.85%	–8.14%	1.98%	2.87%	12.02%
Allianz RCM Mid-Cap Fund Class D	–13.15%	–7.01%	2.79%	3.73%	13.02%
Allianz RCM Mid-Cap Fund Class R	–13.01%	–7.08%	2.59%	3.48%	12.60%
Allianz RCM Mid-Cap Fund Institutional Class	–12.83%	–6.40%	3.15%	4.13%	13.37%
Allianz RCM Mid-Cap Fund Administrative Class	–12.69%	–6.60%	2.94%	3.82%	13.07%
Russell Midcap Index	–8.91%	–1.55%	1.41%	6.99%	12.85%
Russell Midcap Growth Index	–10.26%	–1.65%	2.44%	5.29%	11.83%
Lipper Mid-Cap Growth Funds Average	–11.90%	–4.30%	2.19%	4.36%	11.02%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 32 and 33 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

30	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors

Semiconductors & Semiconductor Equipment	6.8%
Oil, Gas & Consumable Fuels	6.3%
Electrical Equipment	5.2%
Media	5.2%
Energy Equipment & Services	5.0%
Health Care Equipment & Supplies	4.7%
Software	4.4%
Food Products	4.3%
Other	55.8%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$869.50	$867.60	$869.90	$868.50	$869.90	$871.70	$873.10
Expenses Paid During Period	$5.31	$8.83	$8.84	$5.31	$6.49	$3.67	$4.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.46	$1,015.69	$1,015.69	$1,019.46	$1,018.20	$1,021.22	$1,019.96
Expenses Paid During Period	$5.74	$9.53	$9.53	$5.74	$7.00	$3.96	$5.23

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	31

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for AGIC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Mid-Cap Value (A in 2/91, B in 5/95), AGIC Growth (A in 10/90, B in 5/95) and AGIC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Mid-Cap Value (4/98), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for AGIC Target is the A shares, and the D shares were first offered in 6/00. The oldest share class for AGIC Growth is the C shares, and the D shares were first offered in (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): NFJ Dividend Value/Institutional and Administrative, NFJ Mid-Cap Value/C, NFJ Small-Cap Value/Institutional, AGIC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for NFJ Large-Cap Value is the Institutional share class. The oldest share class for AGIC Opportunity is Class C, and each first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008, except for Class P shares of NFJ Mid-Cap Value Fund, which were launched February 28, 2011.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AGIC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Mid-Cap Value (4/88), AGIC Growth (3/99) and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95). The oldest share class for the following Funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parentheses after each Fund name: RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

32	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	December 31, 2011	33

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index	Description
Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

The Chicago Board Options Exchange Volatility Index® (VIX®)

The Chicago Board Options Exchange Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the
S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

34	Allianz Funds

Index	Description
Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the U.S. stock market.

S&P/Case-Schiller Home Price Index

The S&P/Case-Shiller® Home Price Indices measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan region across the United States. In addition, the S&P/Case-Shiller® U.S. National Home Price Index is a broader composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

Semiannual Report	December 31, 2011	35

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Growth

	Shares	Value (000s)

COMMON STOCK—94.6%
Aerospace & Defense—1.9%
Precision Castparts Corp.	66,060	$10,886

Air Freight & Logistics—1.7%
FedEx Corp.	113,979	9,518

Beverages—3.4%
Coca-Cola Co.	278,200	19,466

Biotechnology—3.2%
Celgene Corp. (a)	127,850	8,643
Gilead Sciences, Inc. (a)	240,880	9,859

		18,502

Chemicals—3.1%
CF Industries Holdings, Inc.	65,180	9,450
Monsanto Co.	122,688	8,597

		18,047

Communications Equipment—3.2%
QUALCOMM, Inc.	331,760	18,147

Computers & Peripherals—8.6%
Apple, Inc. (a)	95,530	38,690
EMC Corp. (a)	499,994	10,770

		49,460

Diversified Financial Services—1.9%
JPMorgan Chase & Co.	322,970	10,739

Energy Equipment & Services—3.4%
Baker Hughes, Inc.	183,177	8,910
Schlumberger Ltd.	157,330	10,747

		19,657

Financial Services—4.5%
Visa, Inc., Class A	257,350	26,129

Food & Staples Retailing—1.0%
Costco Wholesale Corp.	68,550	5,712

Health Care Equipment & Supplies—3.3%
Intuitive Surgical, Inc. (a)	18,556	8,592
Stryker Corp.	207,170	10,298

		18,890

Health Care Providers & Services—2.8%
Express Scripts, Inc. (a)	364,750	16,301

Hotels, Restaurants & Leisure—2.5%
Starbucks Corp.	306,200	14,088

Household Products—1.5%
Clorox Co.	130,100	8,659

Industrial Conglomerates—1.7%
Tyco International Ltd.	204,140	9,535

Insurance—1.3%
Marsh & McLennan Cos., Inc.	243,450	7,698

Internet & Catalog Retail—2.3%
Amazon.com, Inc. (a)	30,349	5,253
Groupon, Inc. (a)	391,900	8,085

		13,338

Internet Software & Services—2.1%
Google, Inc., Class A (a)	18,410	11,891

IT Services—4.5%
Cognizant Technology Solutions Corp., Class A (a)	128,875	8,288
International Business Machines Corp.	60,400	11,107
Teradata Corp. (a)	127,340	6,177

		25,572

	Shares	Value (000s)

Machinery—3.4%
Deere & Co.	128,820	$9,964
Eaton Corp.	223,110	9,712

		19,676

Media—2.5%
DIRECTV, Class A (a)	342,500	14,645

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc.	146,150	5,377

Multiline Retail—2.6%
Macy’s, Inc.	469,140	15,097

Oil, Gas & Consumable Fuels—8.0%
EOG Resources, Inc.	153,400	15,111
Exxon Mobil Corp.	210,893	17,875
Pioneer Natural Resources Co.	143,650	12,854

		45,840

Personal Products—2.0%
Estee Lauder Cos., Inc., Class A	104,050	11,687

Pharmaceuticals—2.2%
Johnson & Johnson	189,160	12,405

Road & Rail—3.1%
Union Pacific Corp.	165,443	17,527

Semiconductors & Semiconductor Equipment—2.2%
ARM Holdings PLC ADR	296,370	8,200
Broadcom Corp., Class A (a)	143,250	4,206

		12,406

Software—4.4%
Citrix Systems, Inc. (a)	146,093	8,871
Oracle Corp.	337,250	8,650
VMware, Inc., Class A (a)	90,630	7,540

		25,061

Specialty Retail—4.1%
Home Depot, Inc.	300,000	12,612
TJX Cos., Inc.	172,400	11,128

		23,740

Textiles, Apparel & Luxury Goods—1.3%
Michael Kors Holdings Ltd. (a)	19,640	535
Ralph Lauren Corp.	51,490	7,110

		7,645

Total Common Stock (cost—$447,826)		543,341

	Principal Amount (000s)
Repurchase Agreements—6.2%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $35,582; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $36,294 including accrued interest
(cost—$35,582)	$35,582	35,582

Total Investments (cost—$483,408)—100.8%		578,923

Liabilities in excess of other assets—(0.8)%		(4,349)

Net Assets—100.0%		$574,574

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

36	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Income & Growth

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES—32.4%
Aerospace & Defense—1.0%
BE Aerospace, Inc.,
8.50%, 7/1/18	$2,000	$2,200
TransDigm, Inc.,
7.75%, 12/15/18	2,600	2,808
Triumph Group, Inc.,
8.00%, 11/15/17	2,875	3,076

		8,084

Apparel & Textiles—0.4%
Quiksilver, Inc.,
6.875%, 4/15/15	3,645	3,404

Automotive—2.5%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	3,575	3,557
Chrysler Group LLC (a)(b),
8.25%, 6/15/21	3,125	2,859
Commercial Vehicle Group, Inc. (a)(b),
7.875%, 4/15/19	3,290	3,183
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	3,330	3,501
Jaguar Land Rover PLC (a)(b),
7.75%, 5/15/18	2,515	2,408
Navistar International Corp.,
8.25%, 11/1/21	3,183	3,402
Titan International, Inc.,
7.875%, 10/1/17	1,115	1,165

		20,075

Building & Construction—0.5%
Beazer Homes USA, Inc.,
9.125%, 5/15/19	1,510	1,038
Standard Pacific Corp.,
8.375%, 5/15/18	3,270	3,123

		4,161

Building Products—0.4%
Gibraltar Industries, Inc.,
8.00%, 12/1/15	2,610	2,623
Louisiana-Pacific Corp.,
13.00%, 3/15/17	228	227

		2,850

Chemicals—0.1%
Huntsman International LLC,
8.625%, 3/15/20	1,085	1,156

Commercial Services—4.0%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	3,065	3,103
Cardtronics, Inc.,
8.25%, 9/1/18	3,600	3,933
Deluxe Corp. (a)(b),
7.00%, 3/15/19	2,465	2,410
Emergency Medical Services Corp.,
8.125%, 6/1/19	3,295	3,303
ExamWorks Group, Inc. (a)(b),
9.00%, 7/15/19	3,575	3,253
Hertz Corp.,
6.75%, 4/15/19	1,480	1,491
Interactive Data Corp.,
10.25%, 8/1/18	960	1,056
National Money Mart Co.,
10.375%, 12/15/16	3,000	3,218
PHH Corp.,
9.25%, 3/1/16	2,020	1,929
RR Donnelley & Sons Co.,
7.25%, 5/15/18	1,445	1,409
RSC Equipment Rental, Inc.,
8.25%, 2/1/21	3,000	3,052
United Rentals North America, Inc.,
8.375%, 9/15/20	3,725	3,651

		31,808

	Principal Amount (000s)	Value (000s)

Communications—0.1%
Affinion Group, Inc.,
11.50%, 10/15/15	$715	$627

Construction & Engineering—0.5%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,405	2,441
MasTec, Inc.,
7.625%, 2/1/17	1,190	1,244

		3,685

Consumer Products—0.9%
Jarden Corp.,
7.50%, 5/1/17	550	586
Revlon Consumer Products Corp.,
9.75%, 11/15/15	2,905	3,104
Reynolds Group Issuer, Inc. (a)(b),
9.875%, 8/15/19	3,370	3,286

		6,976

Diversified Manufacturing—0.5%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	400	294
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	2,995	2,965
Polypore International, Inc.,
7.50%, 11/15/17	625	650

		3,909

Electrical Equipment—0.3%
WireCo WorldGroup, Inc. (a)(b),
10.00%, 5/15/17	2,385	2,409

Electronics—0.9%
General Cable Corp.,
7.125%, 4/1/17	410	411
Kemet Corp.,
10.50%, 5/1/18	3,000	3,187
NXP BV (a)(b),
9.75%, 8/1/18	2,870	3,143

		6,741

Financial Services—1.7%
CIT Group, Inc. (a)(b),
7.00%, 5/2/16	3,000	3,004
Community Choice Financial, Inc. (a)(b),
10.75%, 5/1/19	3,285	3,268
International Lease Finance Corp.,
8.25%, 12/15/20	1,855	1,878
SLM Corp.,
8.45%, 6/15/18	2,420	2,505
Springleaf Finance Corp.,
6.90%, 12/15/17	3,400	2,465

		13,120

Healthcare & Hospitals—0.4%
Hanger Orthopedic Group, Inc.,
7.125%, 11/15/18	1,880	1,920
Rotech Healthcare, Inc.,
10.50%, 3/15/18	1,500	1,162

		3,082

Hotels/Gaming—1.0%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	1,595	1,701
12.75%, 4/15/18	3,110	2,488
MGM Resorts International,
11.375%, 3/1/18	3,500	3,867

		8,056

Household Products—0.1%
Libbey Glass, Inc.,
10.00%, 2/15/15	828	890

	Principal Amount (000s)	Value (000s)

Internet Software & Services—0.7%
Earthlink, Inc.,
8.875%, 5/15/19	$3,000	$2,775
Equinix, Inc.,
8.125%, 3/1/18	2,545	2,787

		5,562

Leisure—0.5%
NCL Corp., Ltd.,
9.50%, 11/15/18	3,440	3,603

Materials & Processing—0.5%
Taseko Mines Ltd.,
7.75%, 4/15/19	1,310	1,189
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,830	2,533

		3,722

Multi-Media—1.9%
Cablevision Systems Corp.,
8.625%, 9/15/17	3,020	3,360
Cambium Learning Group, Inc.,
9.75%, 2/15/17	2,900	2,827
CCO Holdings LLC,
6.50%, 4/30/21	2,090	2,127
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	2,950	3,186
Mediacom Broadband LLC,
8.50%, 10/15/15	3,300	3,415

		14,915

Oil & Gas—2.9%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	439	439
Basic Energy Services, Inc.,
7.75%, 2/15/19	1,730	1,752
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,140	3,301
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	2,715	2,756
Concho Resources, Inc.,
7.00%, 1/15/21	3,170	3,420
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,970	3,237
EV Energy Partners L.P.,
8.00%, 4/15/19	3,100	3,170
Pioneer Drilling Co.,
9.875%, 3/15/18	2,125	2,231
United Refining Co.,
10.50%, 2/28/18	3,095	2,909

		23,215

Oil, Gas & Consumable Fuels—0.4%
Patriot Coal Corp.,
8.25%, 4/30/18	3,050	2,943

Paper/Paper Products—0.2%
Verso Paper Holdings LLC,
8.75%, 2/1/19	1,980	1,218

Pharmaceuticals—0.2%
Endo Pharmaceuticals Holdings, Inc.,
7.00%, 12/15/20	1,750	1,868

Printing/Publishing—0.3%
Cenveo Corp. (a)(b),
10.50%, 8/15/16	3,195	2,708

Retail—2.4%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,560	3,391
DineEquity, Inc.,
9.50%, 10/30/18	3,215	3,468
Inergy L.P.,
6.875%, 8/1/21	2,440	2,464

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	37

Schedule of Investments

December 31, 2011 (unaudited)

	Principal Amount (000s)	Value (000s)

Liz Claiborne, Inc. (a)(b),
10.50%, 4/15/19	$3,000	$3,225
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	3,210	3,351
Rite Aid Corp.,
8.625%, 3/1/15	3,210	3,114

		19,013

Technology—0.9%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	3,000	3,128
First Data Corp.,
9.875%, 9/24/15	2,595	2,452
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	1,705	1,867

		7,447

Telecommunications—3.7%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	3,310	3,091
Clearwire Communications LLC (a)(b),
12.00%, 12/1/15	760	732
Crown Castle International Corp.,
9.00%, 1/15/15	2,750	2,994
EH Holding Corp. (a)(b),
7.625%, 6/15/21	3,420	3,608
Intelsat Jackson Holdings S.A. (a)(b),
7.25%, 4/1/19	3,030	3,083
ITC Deltacom, Inc.,
10.50%, 4/1/16	2,665	2,738
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	3,135	2,931
Nextel Communications, Inc.,
7.375%, 8/1/15	3,550	3,266
NII Capital Corp.,
8.875%, 12/15/19	2,830	2,993
West Corp.,
11.00%, 10/15/16	3,250	3,437

		28,873

Transportation—1.5%
Aircastle Ltd.,
9.75%, 8/1/18	3,750	3,947
Quality Distribution LLC,
9.875%, 11/1/18	3,060	3,167
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,000	3,172

Western Express, Inc. (a)(b),
12.50%, 4/15/15	3,000	1,290

		11,576

Utilities—0.8%
Edison Mission Energy,
7.00%, 5/15/17	3,250	2,129
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	3,000	2,561
15.00%, 4/1/21 (c)	2,750	1,650

		6,340

Wholesale—0.2%
WESCO Distribution, Inc.,
7.50%, 10/15/17	1,295	1,329

Total Corporate Bonds & Notes (cost—$263,161)		255,365

	Shares	Value (000s)

COMMON STOCK—32.1%
Aerospace & Defense—1.3%
L-3 Communications Holdings, Inc. (e)	71,000	$4,734
Textron, Inc.	300,900	5,564

		10,298

Auto Components—0.8%
Johnson Controls, Inc. (e)	208,400	6,515

Automobiles—0.6%
Ford Motor Co.	454,300	4,888

Beverages—2.3%
Coca-Cola Co.	104,400	7,305
Molson Coors Brewing Co., Class B	80,300	3,496
PepsiCo, Inc.	104,200	6,914

		17,715

Biotechnology—0.8%
Gilead Sciences, Inc. (f)	158,600	6,491

Chemicals—0.8%
Monsanto Co. (e)	89,200	6,250

Communications Equipment—1.3%
Harris Corp. (e)	108,800	3,921
QUALCOMM, Inc.	121,700	6,657

		10,578

Computers & Peripherals—1.6%
Apple, Inc. (e)(f)	16,300	6,601

EMC Corp. (f)	271,200	5,842

		12,443

Construction & Engineering—0.6%
Fluor Corp.	91,300	4,588

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc. (e)	169,000	6,780

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A (e)	146,500	6,650

Energy Equipment & Services—2.2%
Diamond Offshore Drilling, Inc.	75,700	4,183
National-Oilwell Varco, Inc. (e)	95,600	6,500
Schlumberger Ltd.	92,000	6,285

		16,968

Food Products—0.3%
Archer-Daniels-Midland Co.	85,928	2,457

Health Care Equipment & Supplies—0.7%
Baxter International, Inc.	105,900	5,240

Health Care Providers & Services—0.8%
McKesson Corp.	79,800	6,217

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp. (e)	75,000	7,525

Household Products—0.9%
Procter & Gamble Co. (e)	107,600	7,178

Industrial Conglomerates—0.8%
General Electric Co.	356,422	6,383

Insurance—0.8%
Prudential Financial, Inc.	122,300	6,130

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (f)	34,900	6,041

	Shares	Value (000s)

Internet Software & Services—0.9%
Google, Inc., Class A (e)(f)	11,025	$7,121

IT Services—0.9%
International Business Machines Corp. (e)	40,100	7,374

Machinery—2.3%
AGCO Corp. (f)	136,200	5,853
Deere & Co.	88,300	6,830

Joy Global, Inc.	75,100	5,630

		18,313

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc.	133,600	4,915

Multiline Retail—0.9%
Target Corp.	132,000	6,761

Oil, Gas & Consumable Fuels—2.1%
Occidental Petroleum Corp. (e)	67,500	6,325
Peabody Energy Corp.	141,400	4,682
Valero Energy Corp.	262,300	5,521

		16,528

Pharmaceuticals—1.0%
Bristol-Myers Squibb Co. (e)	207,300	7,305
Merck & Co., Inc.	9,437	356

		7,661

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp. (e)	287,800	6,979
Texas Instruments, Inc. (e)	227,200	6,614

		13,593

Software—1.6%
Microsoft Corp.	268,100	6,960
Oracle Corp. (e)	233,600	5,992

		12,952

Total Common Stock (cost—$298,327)		252,553

	Principal Amount (000s)
CONVERTIBLE BONDS—28.2%
Aerospace & Defense—0.9%
AAR Corp.,
1.625%, 3/1/14 (a)(b)	$715	661
1.75%, 2/1/26	3,480	3,480
Triumph Group, Inc.,
2.625%, 10/1/26	1,490	3,198

		7,339

Apparel & Textiles—0.4%
Iconix Brand Group, Inc. (a)(b),
2.50%, 6/1/16	3,540	3,368

Automobiles—0.7%
BorgWarner, Inc.,
3.50% due 4/15/12	1,340	2,610
Ford Motor Co.,
4.25%, 11/15/16	190	273
Navistar International Corp.,
3.00%, 10/15/14	2,315	2,506

		5,389

Biotechnology—0.7%
Cubist Pharmaceuticals, Inc.,
2.50%, 11/1/17	2,235	3,358
Vertex Pharmaceuticals, Inc.,
3.35%, 10/1/15	2,145	2,260

		5,618

38	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

	Principal Amount (000s)	Value (000s)

Building/Construction—0.2%
D.R. Horton, Inc.,
2.00%, 5/15/14	$1,310	$1,536

Commercial Services—1.1%
Alliance Data Systems Corp.,
1.75%, 8/1/13	2,285	3,145
DFC Global Corp.,
3.00%, 4/1/28	2,600	3,003
FTI Consulting, Inc.,
3.75% due 7/15/12	1,815	2,509

		8,657

Communications—2.2%
Equinix, Inc.,
4.75%, 6/15/16	1,600	2,260
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	3,315	3,655
Level 3 Communications, Inc.,
15.00%, 1/15/13	2,345	2,711
Priceline.com, Inc. (a)(b),
1.25%, 3/15/15	1,315	2,171
Symantec Corp., Ser. B,
1.00%, 6/15/13	2,935	3,284
VeriSign, Inc.,
3.25%, 8/15/37	3,010	3,612

		17,693

Construction & Engineering—0.4%
MasTec, Inc.,
4.00%, 6/15/14	2,475	3,236

Consumer Products—0.2%
Jakks Pacific, Inc. (a)(b),
4.50%, 11/1/14	1,250	1,464

Consumer Services—0.3%
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	1,485	2,319

Diversified Manufacturing—0.4%
Actuant Corp.,
2.00%, 11/15/23	2,295	2,777

Electrical Equipment—0.8%
EnerSys,
3.375%, 6/1/38	3,150	3,197
General Cable Corp.,
0.875%, 11/15/13	3,200	2,960

		6,157

Financial Services—0.4%
BGC Partners, Inc. (a)(b),
4.50%, 7/15/16	3,590	3,159

Healthcare—1.8%
Alere, Inc.,
3.00%, 5/15/16	2,975	2,834
Hologic, Inc.,
2.00%, 12/15/37	2,175	2,390
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	2,855	2,933
Molina Healthcare, Inc.,
3.75%, 10/1/14	2,955	3,099
NuVasive, Inc.,
2.75%, 7/1/17	3,650	2,678

		13,934

Hotels/Gaming—0.5%
Gaylord Entertainment Co. (a)(b),
3.75%, 10/1/14	1,000	1,118
MGM Resorts International,
4.25%, 4/15/15	3,220	3,063

		4,181

	Principal Amount (000s)	Value (000s)

Insurance—1.0%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	$2,945	$3,008
Amtrust Financial Services, Inc. (a)(b),
5.50%, 12/15/21	3,445	3,467
MGIC Investment Corp.,
5.00%, 5/1/17	1,655	1,003

		7,478

Machinery—0.5%
Chart Industries, Inc.,
2.00%, 8/1/18	2,900	3,078
Roper Industries, Inc. (i),
zero coupon, 1/15/34	795	866

		3,944

Materials & Processing—1.0%
Alcoa, Inc.,
5.25%, 3/15/14	975	1,480
Allegheny Technologies, Inc.,
4.25%, 6/1/14	2,495	3,502

Steel Dynamics, Inc.,
5.125%, 6/15/14	2,750	3,008

		7,990

Metals & Mining—0.4%
RTI International Metals, Inc.,
3.00%, 12/1/15	3,415	3,436

Multi-Media—1.1%
Liberty Interactive LLC,
3.125%, 3/30/23	2,405	2,702
3.50%, 1/15/31	4,705	2,688
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	2,245	2,913

		8,303

Oil & Gas—2.2%
Chesapeake Energy Corp.,
2.50%, 5/15/37	3,175	2,846
Hornbeck Offshore Services, Inc., VRN (i),
1.625%, 11/15/26	3,075	3,090
Newpark Resources, Inc.,
4.00%, 10/1/17	2,985	3,433
Oil States International, Inc.,
2.375%, 7/1/25	1,300	3,138
Pioneer Natural Resources Co.,
2.875%, 1/15/38	1,675	2,577
Western Refining, Inc.,
5.75%, 6/15/14	1,785	2,575

		17,659

Oil, Gas & Consumable Fuels—0.4%
Alpha Natural Resources, Inc.,
2.375%, 4/15/15	3,320	3,104

Pharmaceuticals—2.8%
Akorn, Inc. (a)(b),
3.50%, 6/1/16	2,355	3,409
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	2,275	4,058
Endo Pharmaceuticals Holdings, Inc.,
1.75%, 4/15/15	2,270	2,982
Mylan, Inc.,
1.25% due 3/15/12	2,900	2,922
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	1,195	1,552
Valeant Pharmaceuticals International, Inc. (a)(b),
5.375%, 8/1/14	945	3,122
Viropharma, Inc.,
2.00%, 3/15/17	2,235	3,548

		21,593

Real Estate Investment Trust—1.1%
Boston Properties L.P.,
3.75%, 5/15/36	2,490	2,857

	Principal Amount (000s)	Value (000s)

DDR Corp.,
1.75%, 11/15/40	$2,350	$2,315
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	2,970	3,694

		8,866

Retail—0.6%
Group 1 Automotive, Inc., VRN (i),
2.25%, 6/15/36	1,740	1,838
Saks, Inc.,
2.00%, 3/15/24	3,150	3,217

		5,055

Technology—4.0%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	1,600	2,426
Electronic Arts, Inc. (a)(b),
0.75%, 7/15/16	3,730	3,641
Micron Technology, Inc., Ser. A (a)(b),
1.50%, 8/1/31	740	668
NetApp, Inc.,
1.75%, 6/1/13	2,025	2,567
Nuance Communications, Inc.,
2.75%, 8/15/27	2,375	3,438
ON Semiconductor Corp.,
2.625%, 12/15/26	2,700	2,994
RightNow Technologies, Inc.,
2.50%, 11/15/30	2,440	3,526
Salesforce.com, Inc.,
0.75%, 1/15/15	1,475	2,022
SanDisk Corp.,
1.50%, 8/15/17	3,000	3,547
VeriFone Systems, Inc.,
1.375% due 6/15/12	2,620	2,698
Xilinx, Inc.,
2.625%, 6/15/17	2,745	3,500

		31,027

Telecommunications—1.3%
Anixter International, Inc.,
1.00%, 2/15/13	2,615	2,991
Ciena Corp.,
0.875%, 6/15/17	2,815	2,147
Ixia,
3.00%, 12/15/15	2,025	1,992
JDS Uniphase Corp.,
1.00%, 5/15/26	2,795	2,760

		9,890

Transportation—0.5%
Greenbrier Cos., Inc. (a)(b),
3.50%, 4/1/18	4,025	3,919

Wholesale—0.3%
WESCO International, Inc.,
6.00%, 9/15/29	1,350	2,739

Total Convertible Bonds (cost—$234,381)		221,830

	Shares
CONVERTIBLE PREFERRED STOCK—4.2%
Auto Components—0.3%
Goodyear Tire & Rubber Co.,
5.875%, 4/1/14	44,385	2,159

Automobiles—0.2%
General Motors Co., Ser. B,
4.75%, 12/1/13	56,200	1,925

Diversified Financial Services—0.7%
AMG Capital Trust I,
5.10%, 4/15/36	68,920	3,073

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	39

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Citigroup, Inc.,
7.50%, 12/15/12	26,500	$2,153

		5,226

Electric Utilities—0.5%
NextEra Energy, Inc.,
8.375%, 6/1/12	8,800	445
PPL Corp.,
8.75%, 5/1/14	65,000	3,608

		4,053

Financial Services—0.8%
Bank of America Corp., Ser. L (d),
7.25%, 1/30/13	4,265	3,361
Fifth Third Bancorp, Ser. G (d),
8.50%, 6/30/13	19,720	2,808

		6,169

Household Durables—0.1%
Newell Financial Trust I (h),
5.25%, 12/1/27
(Newell Rubbermaid, Inc.)	19,700	837

Insurance—0.4%
Assured Guaranty Ltd.,
8.50%, 6/1/12	6,300	341
MetLife, Inc.,
5.00%, 9/11/13	41,550	2,560

		2,901

IT Services—0.1%
Unisys Corp., Ser. A,
6.25%, 3/1/14	11,270	679

Machinery—0.4%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	30,300	3,553

Oil & Gas—0.1%
Chesapeake Energy Corp. (d),
5.00%, 2/15/12	5,100	412

Oil, Gas & Consumable Fuels—0.4%
Apache Corp., Ser. D,
6.00%, 8/1/13	55,000	2,985

Road/Rail—0.2%
2010 Swift Mandatory Common Exchange Security Trust (a)(b),
6.00%, 12/31/13	248,460	2,191

Total Convertible Preferred Stock (cost—$39,609)		33,090

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $15,145; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $15,453 including accrued interest
(cost—$15,145)	$15,145	15,145

Total Investments, before options written (cost—$850,623)—98.8%		777,983

	Contracts	Value (000s)

OPTIONS WRITTEN (f)—(0.1)%
Call Options—(0.1)%
Amphenol Corp. (CBOE), Class A, strike price $50, expires 1/21/12	300	$(7)
Apple, Inc. (CBOE), strike price $430, expires 1/21/12	115	(34)
Bristol Myers Squibb Co. (CBOE), strike price $35, expires 1/21/12	1,450	(78)
Google, Inc. (CBOE), Class A, strike price $645, expires 1/21/12	75	(165)
Intel Corp. (CBOE), strike price $27, expires 1/21/12	2,015	(6)
International Business Machines Corp. (CBOE), strike price $200, expires 1/21/12	270	(7)
Johnson Controls, Inc. (CBOE), strike price $34, expires 1/21/12	385	(8)
McDonald’s Corp. (CBOE), strike price $97.50, expires 1/21/12	525	(179)
Monsanto Co. (CBOE), strike price $75, expires 1/21/12	335	(19)
National Oilwell Varco, Inc. (CBOE), strike price $77.50, expires 1/21/12	135	(1)
Occidental Petroleum Corp. (CBOE), strike price $100, expires 1/21/12	60	(4)
Oracle Corp. (CBOE), strike price $34, expires 1/21/12	435	— (g)
Procter & Gamble Co. (CBOE), strike price $67.50, expires 1/21/12	735	(29)
Texas Instruments, Inc. (CBOE), strike price $33, expires 1/21/12	470	(2)
Verizon Communications, Inc. (CBOE), strike price $39, expires 1/21/12	1,180	(137)

Total Options Written (premiums received—$646)		(676)

Total Investments, net of options written (cost—$849,977)—98.7%		777,307

Other assets less other liabilities—1.3%		10,334

Net Assets—100.0%		$787,641

Notes to Schedule of Investments (amounts in thousands):
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $91,920, representing 11.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Fair-Valued—Security with an aggregate value of $1,650, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Perpetual maturity. Maturity date shown is the next call date.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Amount less than $500.

(h) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(i) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
CBOE—Chicago Board Options Exchange
VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2011.

40	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Opportunity

	Shares	Value (000s)

COMMON STOCK—99.9%
Airlines—1.6%
Copa Holdings S.A., Class A	56,752	$3,330

Auto Components—1.2%
Tenneco, Inc. (a)	85,100	2,534

Automobiles—0.9%
Tesla Motors, Inc. (a)	63,400	1,811

Biotechnology—3.7%
Cubist Pharmaceuticals, Inc. (a)	60,441	2,395
Emergent Biosolutions, Inc. (a)	179,209	3,018
Myriad Genetics, Inc. (a)	110,675	2,317

		7,730

Capital Markets—3.0%
Financial Engines, Inc. (a)	149,000	3,327
WisdomTree Investments, Inc. (a)	459,525	2,780

		6,107

Commercial Services & Supplies—4.2%
Encore Capital Group, Inc. (a)	82,573	1,755
Innerworkings, Inc. (a)	325,452	3,030
Mobile Mini, Inc. (a)	218,561	3,814

		8,599

Communications Equipment—6.0%
Acme Packet, Inc. (a)	132,600	4,098
Aruba Networks, Inc. (a)	111,975	2,074
Sycamore Networks, Inc. (a)	348,425	6,237

		12,409

Diversified Consumer Services—2.5%
American Public Education, Inc. (a)	121,090	5,241

Diversified Financial Services—0.2%
MarketAxess Holdings, Inc.	13,575	409

Electrical Equipment—2.3%
Polypore International, Inc. (a)	106,325	4,677

Electronic Equipment, Instruments & Components—1.9%
IPG Photonics Corp. (a)	113,074	3,830

Energy Equipment & Services—1.1%
Tesco Corp. (a)	187,846	2,374

Food & Staples Retailing—0.9%
Fresh Market, Inc. (a)	46,000	1,835

Health Care Equipment & Supplies—7.4%
Align Technology, Inc. (a)	108,712	2,579
Endologix, Inc. (a)	37,547	431
Hansen Medical, Inc. (a)	634,715	1,638
Insulet Corp. (a)	107,475	2,024
NuVasive, Inc. (a)	269,420	3,392
Zoll Medical Corp. (a)	84,091	5,313

		15,377

Health Care Providers & Services—0.9%
IPC The Hospitalist Co., Inc. (a)	40,650	1,859

Hotels, Restaurants & Leisure—2.5%
Buffalo Wild Wings, Inc. (a)	1,525	103
Life Time Fitness, Inc. (a)	64,476	3,014
Texas Roadhouse, Inc.	139,425	2,078

		5,195

Internet & Catalog Retail—1.6%
Shutterfly, Inc. (a)	145,925	3,321

	Shares	Value (000s)

Internet Software & Services—5.8%
Ancestry.com, Inc. (a)	147,425	$3,385
Constant Contact, Inc. (a)	218,200	5,065
VistaPrint NV (a)	112,332	3,437

		11,887

IT Services—1.0%
ServiceSource International, Inc. (a)	135,075	2,119

Machinery—4.2%
Dynamic Materials Corp.	146,550	2,899
Wabash National Corp. (a)	736,864	5,777

		8,676

Media—0.3%
ReachLocal, Inc. (a)	106,376	657

Metals & Mining—4.7%
Globe Specialty Metals, Inc.	338,450	4,532
Horsehead Holding Corp. (a)	572,857	5,161

		9,693

Oil, Gas & Consumable Fuels—11.6%
Carrizo Oil & Gas, Inc. (a)	149,000	3,926
Comstock Resources, Inc. (a)	408,522	6,250
Goodrich Petroleum Corp. (a)	492,680	6,765
Quicksilver Resources, Inc. (a)	736,816	4,944
Scorpio Tankers, Inc. (a)	410,498	2,007

		23,892

Pharmaceuticals—3.6%
Jazz Pharmaceuticals, Inc. (a)	44,325	1,712
Questcor Pharmaceuticals, Inc. (a)	96,875	4,028
Salix Pharmaceuticals Ltd. (a)	35,225	1,686

		7,426

Professional Services—3.9%
Acacia Research—Acacia Technologies (a)	86,211	3,148
Corporate Executive Board Co.	43,000	1,638
FTI Consulting, Inc. (a)	36,732	1,558
Huron Consulting Group, Inc. (a)	43,275	1,677

		8,021

Road & Rail—1.5%
Celadon Group, Inc.	182,315	2,153
Vitran Corp., Inc. (a)	178,818	1,030

		3,183

Semiconductors & Semiconductor Equipment—7.1%
Cavium, Inc. (a)	98,250	2,793
Cymer, Inc. (a)	31,225	1,554
Inphi Corp. (a)	387,190	4,631
Mellanox Technologies Ltd. (a)	59,550	1,935
Teradyne, Inc. (a)	276,825	3,773

		14,686

Software—6.3%
BroadSoft, Inc. (a)	200,317	6,049
Concur Technologies, Inc. (a)	30,650	1,557
Mitek Systems, Inc. (a)	244,461	1,772
QLIK Technologies, Inc. (a)	75,775	1,834
Rosetta Stone, Inc. (a)	248,988	1,900

		13,112

Specialty Retail—1.1%
Cabela’s, Inc. (a)	87,000	2,212

	Shares	Value (000s)

Textiles, Apparel & Luxury Goods—2.0%
Steven Madden Ltd. (a)	55,425	$1,912
Vera Bradley, Inc. (a)	67,400	2,174

		4,086

Trading Companies & Distributors—4.9%
AerCap Holdings NV (a)	293,866	3,318
Titan Machinery, Inc. (a)	101,375	2,203
United Rentals, Inc. (a)	156,975	4,638

		10,159

Total Common Stock (cost—$205,482)		206,447

	Principal Amount (000s)
Repurchase Agreements—0.3%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $650; collateralized by U.S. Treasury Notes, 0.625%—2.25%, due 5/31/14—7/15/14, valued at $664 including accrued interest
(cost—$650)	$650	650

Total Investments (cost—$206,132)—100.2%		207,097

Liabilities in excess of other assets—(0.2)%		(411)

Net Assets—100.0%		$206,686

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	41

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Target

	Shares	Value (000s)

COMMON STOCK—94.4%
Aerospace & Defense—2.0%
Precision Castparts Corp.	34,620	$5,705

Automobiles—1.0%
Tesla Motors, Inc. (a)	92,650	2,646

Biotechnology—3.0%
Alexion Pharmaceuticals, Inc. (a)	50,700	3,625
BioMarin Pharmaceutical, Inc. (a)	135,850	4,671

		8,296

Capital Markets—3.2%
Affiliated Managers Group, Inc. (a)	64,750	6,213
KKR & Co. L.P.	218,950	2,809

		9,022

Chemicals—4.1%
Ashland, Inc.	73,770	4,217
CF Industries Holdings, Inc.	49,300	7,147

		11,364

Communications Equipment—1.9%
Acme Packet, Inc. (a)	72,070	2,228
Riverbed Technology, Inc. (a)	133,000	3,125

		5,353

Computers & Peripherals—0.4%
Fusion-io, Inc. (a)	45,100	1,091

Construction & Engineering—1.8%
KBR, Inc.	181,510	5,059

Containers & Packaging—1.7%
Crown Holdings, Inc. (a)	141,100	4,738

Electrical Equipment—3.2%
Polypore International, Inc. (a)	93,800	4,126
Rockwell Automation, Inc.	66,150	4,854

		8,980

Energy Equipment & Services—4.0%
Oil States International, Inc. (a)	57,050	4,357
Patterson-UTI Energy, Inc.	160,600	3,209
Weatherford International Ltd. (a)	244,300	3,576

		11,142

Health Care Equipment & Supplies—1.5%
Intuitive Surgical, Inc. (a)	9,036	4,184

Health Care Providers & Services—4.5%
AmerisourceBergen Corp.	179,790	6,686
WellCare Health Plans, Inc. (a)	109,870	5,768

		12,454

Hotels, Restaurants & Leisure—2.0%
Panera Bread Co., Class A (a)	38,500	5,446

Household Products—2.4%
Church & Dwight Co., Inc.	143,400	6,562

Insurance—1.5%
AON Corp.	90,110	4,217

Internet & Catalog Retail—4.4%
Groupon, Inc. (a)	152,900	3,154
HSN, Inc.	103,850	3,766
Priceline.com, Inc. (a)	11,300	5,285

		12,205

Internet Software & Services—0.8%
LinkedIn Corp., Class A (a)	34,500	2,174

	Shares	Value (000s)

IT Services—6.0%
Cognizant Technology Solutions Corp., Class A (a)	80,100	$5,151
ServiceSource International, Inc. (a)	279,850	4,391
Teradata Corp. (a)	62,050	3,010
VeriFone Systems, Inc. (a)	119,500	4,245

		16,797

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc. (a)	127,920	4,468

Machinery—4.7%
Cummins, Inc.	47,150	4,150
Stanley Black & Decker, Inc.	47,970	3,243
Wabtec Corp.	83,050	5,809

		13,202

Marine—1.3%
Kirby Corp. (a)	55,690	3,667

Media—1.4%
Viacom, Inc., Class B	88,300	4,010

Metals & Mining—1.0%
Allegheny Technologies, Inc.	59,950	2,866

Multiline Retail—3.3%
Dollar Tree, Inc. (a)	46,150	3,836
Macy’s, Inc.	165,800	5,335

		9,171

Multi-Utilities—1.5%
Nisource, Inc.	169,850	4,044

Oil, Gas & Consumable Fuels—6.5%
Carrizo Oil & Gas, Inc. (a)	127,100	3,349
Pioneer Natural Resources Co.	42,600	3,812
SandRidge Energy, Inc. (a)	778,300	6,351
Whiting Petroleum Corp. (a)	95,850	4,475

		17,987

Personal Products—1.2%
Herbalife Ltd.	62,040	3,206

Pharmaceuticals—3.4%
Mylan, Inc. (a)	243,060	5,216
Perrigo Co.	42,740	4,159

		9,375

Professional Services—1.0%
IHS, Inc., Class A (a)	32,900	2,835

Semiconductors & Semiconductor Equipment—5.2%
Altera Corp.	145,650	5,404
ARM Holdings PLC ADR	186,500	5,160
KLA-Tencor Corp.	78,600	3,792

		14,356

Software—2.8%
BroadSoft, Inc. (a)	91,570	2,765
Citrix Systems, Inc. (a)	84,800	5,149

		7,914

Specialty Retail—4.6%
Group 1 Automotive, Inc.	13,750	712
Ross Stores, Inc.	81,200	3,859
Tractor Supply Co.	61,250	4,297
Ulta Salon Cosmetics & Fragrance, Inc. (a)	62,400	4,051

		12,919

	Shares	Value (000s)

Textiles, Apparel & Luxury Goods—3.4%
Deckers Outdoor Corp. (a)	79,250	$5,989
Fossil, Inc. (a)	43,650	3,464

		9,453

Trading Companies & Distributors—2.1%
United Rentals, Inc. (a)	200,650	5,929

Total Common Stock (cost—$234,941)		262,837

	Principal Amount (000s)
Repurchase Agreements—6.5%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $18,215; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $18,581 including accrued interest
(cost—$18,215)	$18,215	18,215

Total Investments (cost—$253,156)—100.9%		281,052

Liabilities in excess of other assets—(0.9)%		(2,681)

Net Assets—100.0%		$278,371

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

42	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

AGIC U.S. Managed Volatility

	Shares	Value (000s)

COMMON STOCK—98.0%
Aerospace & Defense—0.5%
Lockheed Martin Corp.	1,200	$97

Beverages—2.5%
Hansen Natural Corp. (a)	700	65
PepsiCo, Inc.	6,000	398

		463

Biotechnology—0.5%
Amgen, Inc.	1,500	96

Electric Utilities—8.7%
Duke Energy Corp.	27,800	612
Exelon Corp.	4,700	204
ITC Holdings Corp.	1,900	144
Southern Co.	13,700	634

		1,594

Food & Staples Retailing—4.2%
Kroger Co.	15,400	373
Wal-Mart Stores, Inc.	6,700	400

		773

Food Products—16.4%
Campbell Soup Co.	16,700	555
General Mills, Inc.	15,300	618
Hershey Co.	10,100	624
Kellogg Co.	12,600	637
Kraft Foods, Inc., Class A	8,300	310
Ralcorp Holdings, Inc. (a)	3,000	257

		3,001

Health Care Providers & Services—0.3%
Humana, Inc.	700	61

Hotels, Restaurants & Leisure—3.3%
McDonald’s Corp.	6,000	602

Household Products—7.4%
Kimberly-Clark Corp.	9,600	706
Procter & Gamble Co.	9,600	641

		1,347

Insurance—3.0%
White Mountains Insurance Group Ltd.	1,200	544

IT Services—0.8%
MasterCard, Inc., Class A	200	75
Visa, Inc., Class A	700	71

		146

Metals & Mining—6.4%
Newmont Mining Corp.	9,500	570
Royal Gold, Inc.	8,900	600

		1,170

Multiline Retail—5.5%
Dollar General Corp. (a)	14,600	601
Dollar Tree, Inc. (a)	2,200	183
Family Dollar Stores, Inc.	1,100	63
Macy’s, Inc.	2,100	68
Target Corp.	1,800	92

		1,007

Multi-Utilities—10.0%
Consolidated Edison, Inc.	11,700	726
Dominion Resources, Inc.	9,400	499
PG&E Corp.	14,700	606

		1,831

Oil, Gas & Consumable Fuels—3.0%
Cabot Oil & Gas Corp.	2,500	190
HollyFrontier Corp.	4,900	115

	Shares	Value (000s)

Range Resources Corp.	1,900	$118
Tesoro Corp. (a)	5,200	121

		544

Pharmaceuticals—6.6%
Abbott Laboratories	11,300	635
Eli Lilly & Co.	14,000	582

		1,217

Professional Services—0.8%
Verisk Analytics, Inc., Class A (a)	3,600	144

Real Estate Investment Trust—4.9%
American Capital Agency Corp.	10,100	283
Annaly Capital Management, Inc.	37,900	605

		888

Software—0.6%
Electronic Arts, Inc. (a)	5,600	115

Specialty Retail—9.2%
Advance Auto Parts, Inc.	2,000	139
Autozone, Inc. (a)	2,400	780
O’Reilly Automotive, Inc. (a)	9,500	760

		1,679

Thrifts & Mortgage Finance—3.4%
Capitol Federal Financial, Inc.	53,600	619

Total Common Stock (cost—$17,350)		17,938

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $336; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $345 including accrued interest
(cost—$336)	$336	336

Total Investments (cost—$17,686)—99.8%		18,274

Other assets less liabilities—0.2%		31

Net Assets—100.0%		$18,305

Notes to Schedule of Investments:
(a) Non-income producing.

NFJ All-Cap Value

	Shares	Value (000s)

COMMON STOCK—94.6%
Aerospace & Defense—2.3%
Northrop Grumman Corp.	9,100	$532

Commercial Banks—4.0%
PNC Financial Services Group, Inc.	10,700	617
Wells Fargo & Co.	10,600	292

		909

Commercial Services & Supplies—3.5%
Avery Dennison Corp.	10,000	287
RR Donnelley & Sons Co.	35,600	514

		801

Consumer Finance—1.2%
Cash America International, Inc.	5,700	266

Diversified Financial Services—2.7%
JPMorgan Chase & Co.	13,100	436
NYSE Euronext	7,300	190

		626

Diversified Telecommunication Services—2.4%
AT&T, Inc.	18,400	556

Electric Utilities—1.4%
Edison International	7,900	327

Energy Equipment & Services—2.1%
Tidewater, Inc.	9,900	488

Food & Staples Retailing—2.5%
Kroger Co.	11,400	276
Wal-Mart Stores, Inc.	5,000	299

		575

Food Products—2.6%
Corn Products International, Inc.	11,100	584

Gas Utilities—4.8%
Atmos Energy Corp.	16,500	550
UGI Corp.	19,000	559

		1,109

Health Care Equipment & Supplies—2.6%
Medtronic, Inc.	15,400	589

Health Care Providers & Services—4.5%
CIGNA Corp.	11,100	466
Quest Diagnostics, Inc.	9,900	575

		1,041

Household Products—2.3%
Kimberly-Clark Corp.	7,300	537

Industrial Conglomerates—1.3%
General Electric Co.	16,500	295

Insurance—6.8%
Allstate Corp.	19,300	529
Reinsurance Group of America, Inc.	10,000	523
Unum Group	23,600	497

		1,549

Media—2.5%
CBS Corp., Class B	21,400	581

Metals & Mining—4.9%
Reliance Steel & Aluminum Co.	11,700	570
Yamana Gold, Inc.	37,500	551

		1,121

Multiline Retail—2.2%
Kohl’s Corp.	10,000	493

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	43

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Multi-Utilities—1.2%
Nisource, Inc.	11,600	$276

Office Electronics—2.0%
Xerox Corp.	57,000	454

Oil, Gas & Consumable Fuels—13.5%
Apache Corp.	5,400	489
Chesapeake Energy Corp.	20,600	459
Chevron Corp.	5,100	543
ConocoPhillips	7,500	546
Energy Coal Resources, Inc. (a)(b)(c)	26,000	—
Royal Dutch Shell PLC ADR, Class A	7,800	570
Total S.A. ADR	9,500	486

		3,093

Paper & Forest Products—1.3%
International Paper Co.	10,000	296

Pharmaceuticals—7.6%
GlaxoSmithKline PLC ADR	12,200	557
Pfizer, Inc.	28,600	619
Sanofi ADR	15,300	559

		1,735

Real Estate Investment Trust—3.5%
Annaly Capital Management, Inc.	16,600	265
Hospitality Properties Trust	23,000	528

		793

Semiconductors & Semiconductor Equipment—2.7%
Intel Corp.	13,100	317
KLA-Tencor Corp.	6,400	309

		626

Software—3.5%
CA, Inc.	13,700	277
Microsoft Corp.	20,600	535

		812

Specialty Retail—1.3%
Limited Brands, Inc.	7,300	295

Textiles, Apparel & Luxury Goods—1.4%
V.F. Corp.	2,500	317

Total Common Stock (cost—$21,173)		21,676

PREFERRED STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
Energy Coal Resources, Inc., Class A (a)(b)(c) (cost—$97)	4,560	—

	Principal Amount (000s)	Value (000s)
Repurchase Agreements—4.2%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $956; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $978 including accrued interest
(cost—$956)	$956	$956

Total Investments (cost—$22,226)—98.8%		22,632

Other assets less liabilities—1.2%		266

Net Assets—100.0%		$22,898

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued—Securities with an aggregate value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

NFJ Dividend Value

	Shares	Value (000s)

COMMON STOCK—99.2%
Aerospace & Defense—4.3%
Lockheed Martin Corp.	2,119,200	$171,443
Northrop Grumman Corp.	2,753,400	161,019

		332,462

Beverages—1.9%
PepsiCo, Inc.	2,162,400	143,475

Capital Markets—2.2%
Ameriprise Financial, Inc.	3,384,700	168,017

Chemicals—1.9%
Eastman Chemical Co.	3,614,500	141,182

Commercial Banks—4.5%
PNC Financial Services Group, Inc.	2,989,000	172,376
Wells Fargo & Co.	6,147,300	169,419

		341,795

Commercial Services & Supplies—3.5%
Pitney Bowes, Inc.	6,693,000	124,088
RR Donnelley & Sons Co.	9,934,607	143,357

		267,445

Communications Equipment—1.6%
Harris Corp.	3,395,100	122,359

Diversified Financial Services—4.4%
JPMorgan Chase & Co.	10,083,600	335,280

Diversified Telecommunication Services—2.0%
AT&T, Inc.	4,934,800	149,228

Electric Utilities—1.7%
Edison International	3,199,000	132,439

Energy Equipment & Services—2.3%
Diamond Offshore Drilling, Inc.	728,393	40,251
Ensco PLC ADR	2,958,100	138,794

		179,045

Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	2,660,800	159,009

Health Care Equipment & Supplies—2.3%
Medtronic, Inc.	4,607,800	176,248

Household Durables—1.7%
Whirlpool Corp.	2,731,600	129,614

Household Products—1.8%
Kimberly-Clark Corp.	1,848,600	135,983

Industrial Conglomerates—2.0%
General Electric Co.	8,330,900	149,206

Insurance—5.7%
Allstate Corp.	5,057,800	138,634
MetLife, Inc.	4,111,200	128,187
Travelers Cos., Inc.	2,855,322	168,950

		435,771

IT Services—1.8%
International Business Machines Corp.	746,800	137,322

Leisure Equipment & Products—1.8%
Mattel, Inc.	4,907,500	136,232

Media—2.2%
Time Warner, Inc.	4,644,900	167,867

Metals & Mining—2.3%
Freeport-McMoRan Copper & Gold, Inc.	4,767,200	175,385

44	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Multi-Utilities—2.1%
Ameren Corp.	4,817,100	$159,591

Office Electronics—1.9%
Xerox Corp.	18,573,300	147,844

Oil, Gas & Consumable Fuels—16.0%
Chesapeake Energy Corp.	5,230,100	116,579
Chevron Corp.	1,493,500	158,908
ConocoPhillips	4,440,400	323,572
Marathon Oil Corp.	5,503,469	161,087
Royal Dutch Shell PLC ADR, Class A	2,198,900	160,718
Total S.A. ADR	5,928,100	302,985

		1,223,849

Paper & Forest Products—4.5%
International Paper Co.	11,498,400	340,353

Pharmaceuticals—9.9%
Eli Lilly & Co.	3,821,500	158,822
GlaxoSmithKline PLC ADR	3,172,700	144,770
Johnson & Johnson	2,108,600	138,282
Pfizer, Inc.	7,065,500	152,897
Sanofi ADR	4,534,700	165,698

		760,469

Real Estate Investment Trust—1.6%
Annaly Capital Management, Inc.	7,833,700	125,026

Semiconductors & Semiconductor Equipment—3.9%
Intel Corp.	12,411,400	300,976

Software—1.8%
Microsoft Corp.	5,445,900	141,376

Thrifts & Mortgage Finance—1.5%
Hudson City Bancorp, Inc.	18,388,200	114,926

Tobacco—2.0%
Reynolds American, Inc.	3,756,300	155,586

Total Common Stock (cost—$7,569,338)		7,585,360

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $27,140; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $27,684 including accrued interest
(cost—$27,140)	$27,140	27,140

Total Investments (cost—$7,596,478)—99.6%		7,612,500

Other assets less liabilities—0.4%		30,636

Net Assets—100.0%		$7,643,136

Glossary:
ADR—American Depositary Receipt

NFJ Large-Cap Value

	Shares	Value (000s)
COMMON STOCK—99.4%
Aerospace & Defense—3.1%
Northrop Grumman Corp.	478,600	$27,988

Air Freight & Logistics—1.1%
FedEx Corp.	120,500	10,063

Beverages—1.1%
Molson Coors Brewing Co., Class B	222,300	9,679

Capital Markets—1.9%
Goldman Sachs Group, Inc.	93,200	8,428
State Street Corp.	228,600	9,215

		17,643

Chemicals—1.9%
CF Industries Holdings, Inc.	54,700	7,930
PPG Industries, Inc.	117,100	9,777

		17,707

Commercial Banks—5.1%
PNC Financial Services Group, Inc.	329,300	18,991
Wells Fargo & Co.	1,009,000	27,808

		46,799

Diversified Financial Services—3.1%
JPMorgan Chase & Co.	851,000	28,296

Diversified Telecommunication Services—3.1%
AT&T, Inc.	929,700	28,114

Electric Utilities—4.1%
American Electric Power Co., Inc.	451,000	18,631
Edison International	452,900	18,750

		37,381

Energy Equipment & Services—2.1%
Diamond Offshore Drilling, Inc.	190,500	10,527
Ensco PLC ADR	181,300	8,507

		19,034

Food & Staples Retailing—4.2%
CVS Caremark Corp.	464,400	18,938
Kroger Co.	399,300	9,671
Safeway, Inc.	470,200	9,893

		38,502

Food Products—2.0%
ConAgra Foods, Inc.	700,600	18,496

Health Care Equipment & Supplies—1.0%
Medtronic, Inc.	247,400	9,463

Health Care Providers & Services—1.9%
CIGNA Corp.	412,800	17,338

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	101,800	10,214

Household Products—2.0%
Kimberly-Clark Corp.	252,000	18,537

Industrial Conglomerates—3.0%
General Electric Co.	1,550,800	27,775

Insurance—7.8%
Allstate Corp.	628,300	17,222
Loews Corp.	35,600	1,340
MetLife, Inc.	500,000	15,590
Prudential Financial, Inc.	360,300	18,058
Travelers Cos., Inc.	322,200	19,065

		71,275

	Shares	Value (000s)

IT Services—2.0%
International Business Machines Corp.	100,300	$18,443

Leisure Equipment & Products—1.0%
Mattel, Inc.	314,400	8,728

Machinery—1.0%
Parker Hannifin Corp.	124,800	9,516

Media—3.2%
CBS Corp., Class B	375,100	10,180
Time Warner, Inc.	523,333	18,913

		29,093

Metals & Mining—1.7%
Freeport-McMoRan Copper & Gold, Inc.	413,300	15,205

Multiline Retail—1.0%
Kohl’s Corp.	183,700	9,066

Multi-Utilities—1.1%
Dominion Resources, Inc.	194,900	10,345

Office Electronics—1.5%
Xerox Corp.	1,745,500	13,894

Oil, Gas & Consumable Fuels—14.3%
Apache Corp.	186,500	16,893
Chesapeake Energy Corp.	708,200	15,786
Chevron Corp.	262,300	27,909
ConocoPhillips	381,200	27,778
Marathon Oil Corp.	662,400	19,389
Peabody Energy Corp.	171,400	5,675
Total S.A. ADR	176,800	9,036
Valero Energy Corp.	393,400	8,281

		130,747

Paper & Forest Products—1.2%
International Paper Co.	355,200	10,514

Pharmaceuticals—12.3%
Abbott Laboratories	338,500	19,034
Eli Lilly & Co.	664,700	27,625
Johnson & Johnson	288,500	18,919
Merck & Co., Inc.	504,400	19,016
Pfizer, Inc.	1,287,800	27,868

		112,462

Real Estate Investment Trust—2.6%
Annaly Capital Management, Inc.	1,491,400	23,803

Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	1,094,800	26,549

Software—2.9%
Microsoft Corp.	1,020,500	26,492

Tobacco—1.1%
Altria Group, Inc.	330,000	9,784

Total Common Stock (cost—$838,860)		908,945

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	45

Schedule of Investments

December 31, 2011 (unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—0.4%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $3,475; collateralized by U.S. Treasury Notes, 0.625%, due 7/15/14, valued at $3,545 including accrued interest
(cost—$3,475)	$3,475	$3,475

Total Investments (cost—$842,335)—99.8%		912,420

Other assets less liabilities—0.2%		1,573

Net Assets—100.0%		$913,993

Glossary:
ADR—American Depositary Receipt

NFJ Mid-Cap Value

	Shares	Value (000s)

COMMON STOCK—97.9%
Aerospace & Defense—2.0%
Elbit Systems Ltd.	140,900	$5,727
Exelis, Inc.	156,100	1,413
L-3 Communications Holdings, Inc.	97,000	6,468

		13,608

Airlines—0.8%
Cathay Pacific Airways Ltd. ADR	606,200	5,183

Auto Components—1.8%
Cie Generale des Etablissements Michelin ADR	573,300	6,719
Magna International, Inc.	164,700	5,486

		12,205

Beverages—3.1%
Coca-Cola Enterprises, Inc.	276,000	7,115
Dr. Pepper Snapple Group, Inc.	173,800	6,862
Molson Coors Brewing Co., Class B	164,200	7,149

		21,126

Capital Markets—2.2%
Ameriprise Financial, Inc.	139,400	6,920
Raymond James Financial, Inc.	249,700	7,731

		14,651

Chemicals—4.9%
Agrium, Inc.	101,600	6,818
CF Industries Holdings, Inc.	48,926	7,093
Eastman Chemical Co.	160,200	6,258
FMC Corp.	78,700	6,771
Huntsman Corp.	572,900	5,729

		32,669

Commercial Banks—1.2%
Banco de Chile ADR	97,095	7,937

Commercial Services & Supplies—2.0%
Pitney Bowes, Inc.	328,000	6,081
Waste Management, Inc.	230,900	7,553

		13,634

Communications Equipment—0.9%
Harris Corp.	175,000	6,307

Construction & Engineering—1.0%
KBR, Inc.	244,900	6,825

Consumer Finance—1.1%
Discover Financial Services	308,600	7,406

Containers & Packaging—2.2%
Ball Corp.	202,100	7,217
Rexam PLC ADR	280,100	7,633

		14,850

Diversified Financial Services—0.9%
NYSE Euronext	226,500	5,912

Electric Utilities—1.9%
American Electric Power Co., Inc.	195,700	8,085
CPFL Energia S.A. ADR	161,900	4,567

		12,652

Electronic Equipment, Instruments & Components—2.2%
Jabil Circuit, Inc.	358,600	7,050
TE Connectivity, Ltd.	245,300	7,558

		14,608

Energy Equipment & Services—2.8%
Diamond Offshore Drilling, Inc.	115,000	6,355
Ensco PLC ADR	155,700	7,305

	Shares	Value (000s)

RPC, Inc.	288,700	$5,269

		18,929

Food & Staples Retailing—0.9%
Delhaize Group S.A. ADR	106,500	5,992

Food Products—4.2%
Archer-Daniels-Midland Co.	255,700	7,313
Campbell Soup Co.	204,100	6,784
ConAgra Foods, Inc.	268,400	7,086
Tyson Foods, Inc., Class A	333,800	6,890

		28,073

Health Care Equipment & Supplies—3.2%
C.R. Bard, Inc.	86,200	7,370
Smith & Nephew PLC ADR	152,600	7,348
St. Jude Medical, Inc.	198,000	6,791

		21,509

Health Care Providers & Services—4.5%
AmerisourceBergen Corp.	222,300	8,267
CIGNA Corp.	162,300	6,817
McKesson Corp.	102,700	8,002
Quest Diagnostics, Inc.	131,300	7,623

		30,709

Hotels, Restaurants & Leisure—1.0%
Darden Restaurants, Inc.	148,200	6,755

Household Products—1.1%
Clorox Co.	110,400	7,348

Industrial Conglomerates—1.1%
Seaboard Corp. (a)	3,588	7,305

Insurance—6.5%
AON Corp.	159,700	7,474
HCC Insurance Holdings, Inc.	251,100	6,905
Loews Corp.	217,300	8,181
Reinsurance Group of America, Inc.	133,900	6,996
Unum Group	323,900	6,825
Willis Group Holdings PLC	192,000	7,450

		43,831

Leisure Equipment & Products—1.0%
Mattel, Inc.	246,900	6,854

Machinery—3.8%
Flowserve Corp.	70,900	7,042
ITT Corp.	78,050	1,509
Joy Global, Inc.	82,300	6,170
Parker Hannifin Corp.	93,500	7,129
Xylem, Inc.	156,100	4,010

		25,860

Media—3.1%
McGraw-Hill Cos., Inc.	155,600	6,997
Omnicom Group, Inc.	168,700	7,521
Pearson PLC ADR	359,100	6,776

		21,294

Metals & Mining—8.1%
Agnico-Eagle Mines Ltd.	104,379	3,791
Compass Minerals International, Inc.	99,500	6,851
Franco-Nevada Corp.	201,512	7,671
Gold Resource Corp.	363,100	7,716
HudBay Minerals, Inc.	562,207	5,596
Inmet Mining Corp.	126,867	8,157
Silver Wheaton Corp.	244,800	7,089
Yamana Gold, Inc.	535,000	7,859

		54,730

Multiline Retail—0.9%
Kohl’s Corp.	128,500	6,341

46	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Multi-Utilities—4.9%
Alliant Energy Corp.	190,800	$8,416
Ameren Corp.	253,200	8,389
CMS Energy Corp.	373,200	8,240
Sempra Energy	141,400	7,777

		32,822

Oil, Gas & Consumable Fuels—9.6%
Alliance Resource Partners L.P.	116,800	8,828
Cimarex Energy Co.	79,300	4,909
Energen Corp.	143,000	7,150
EXCO Resources, Inc.	417,000	4,358
Linn Energy LLC, UNIT	215,000	8,150
Murphy Oil Corp.	152,100	8,478
Nexen, Inc.	378,000	6,014
Sunoco Logistics Partners L.P.	240,000	9,456
Valero Energy Corp.	330,000	6,946

		64,289

Paper & Forest Products—1.2%
International Paper Co.	275,600	8,158

Real Estate Investment Trust—1.0%
Liberty Property Trust	216,900	6,698

Road & Rail—2.4%
Canadian Pacific Railway Ltd.	136,700	9,251
CSX Corp.	316,200	6,659

		15,910

Semiconductors & Semiconductor Equipment—2.1%
KLA-Tencor Corp.	143,200	6,910
Linear Technology Corp.	243,500	7,312

		14,222

Software—1.0%
CA, Inc.	319,000	6,449

Specialty Retail—1.0%
Gap, Inc.	360,200	6,682

Textiles, Apparel & Luxury Goods—1.0%
V.F. Corp.	50,700	6,438

Tobacco—2.4%
Lorillard, Inc.	70,900	8,082
Reynolds American, Inc.	201,100	8,330

		16,412

Wireless Telecommunication Services—0.9%
SK Telecom Co., Ltd. ADR	433,600	5,901

Total Common Stock (cost—$601,166)		659,084

MUTUAL FUNDS—1.0%
Central Fund of Canada Ltd., Class A (cost—$7,695)	346,700	6,795

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—2.9%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $19,577; collateralized by U.S. Treasury Notes, 0.625%, due 7/15/14, valued at $19,971 including accrued interest
(cost—$19,577)	$19,577	$19,577

Total Investments (cost—$628,438)—101.8%		685,456

Liabilities in excess of other assets—(1.8)%		(12,402)

Net Assets—100.0%		$673,054

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

NFJ Small-Cap Value

	Shares	Value (000s)

COMMON STOCK—94.2%
Aerospace & Defense—4.1%
Alliant Techsystems, Inc.	1,233,100	$70,484
Cubic Corp.	549,979	23,974
Curtiss-Wright Corp.	1,931,600	68,243
Elbit Systems Ltd.	304,300	12,370
Triumph Group, Inc.	1,800,200	105,222

		280,293

Beverages—0.8%
Cia Cervecerias Unidas S.A. ADR	490,600	30,957
Embotelladora Andina S.A. ADR, Class B	900,100	23,429

		54,386

Capital Markets—0.9%
Raymond James Financial, Inc.	2,109,100	65,298

Chemicals—7.3%
A. Schulman, Inc.	1,151,887	24,397
Cabot Corp.	2,181,000	70,097
Innophos Holdings, Inc.	1,043,900	50,692
International Flavors & Fragrances, Inc.	1,084,400	56,844
Methanex Corp.	2,154,000	49,154
NewMarket Corp.	309,900	61,394
Quaker Chemical Corp.	583,922	22,709
Scotts Miracle-Gro Co., Class A	1,610,000	75,171
Sensient Technologies Corp.	1,871,500	70,930
Stepan Co.	239,108	19,167

		500,555

Commercial Banks—4.0%
Bank of Hawaii Corp.	1,572,500	69,961
Cullen/Frost Bankers, Inc.	1,341,700	70,989
Prosperity Bancshares, Inc.	1,526,100	61,578
Trustmark Corp.	3,044,500	73,951

		276,479

Commercial Services & Supplies—1.3%
Brink’s Co.	2,270,400	61,028
Ennis, Inc.	350,481	4,672
Unifirst Corp.	469,000	26,611

		92,311

Computers & Peripherals—0.9%
Diebold, Inc.	2,145,200	64,506

Construction & Engineering—1.1%
Great Lakes Dredge & Dock Corp.	2,262,000	12,577
KBR, Inc.	2,325,900	64,823

		77,400

Consumer Finance—1.4%
Advance America Cash Advance Centers, Inc.	2,771,900	24,809
Cash America International, Inc. (a)	1,595,200	74,384

		99,193

Containers & Packaging—3.4%
Bemis Co., Inc.	2,556,600	76,902
Rock-Tenn Co., Class A	1,289,100	74,381
Sonoco Products Co.	2,394,650	78,928

		230,211

Diversified Consumer Services—0.5%
Hillenbrand, Inc.	1,421,400	31,726

Electric Utilities—2.1%
Great Plains Energy, Inc.	1,739,300	37,882
Portland General Electric Co.	1,336,900	33,810
Westar Energy, Inc.	2,445,400	70,379

		142,071

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	47

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Electrical Equipment—1.0%
Belden, Inc.	2,013,100	$66,996

Electronic Equipment, Instruments & Components—1.3%
AVX Corp.	1,472,400	18,788
Jabil Circuit, Inc.	3,424,200	67,320

		86,108

Energy Equipment & Services—3.3%
Bristow Group, Inc.	1,600,300	75,838
Patterson-UTI Energy, Inc.	3,551,400	70,957
Tidewater, Inc.	1,542,000	76,021

		222,816

Food & Staples Retailing—3.2%
Andersons, Inc. (a)	1,108,512	48,398
Casey’s General Stores, Inc.	1,782,724	91,828
Ruddick Corp.	1,594,800	68,002
Weis Markets, Inc.	310,600	12,405

		220,633

Food Products—2.3%
Cal-Maine Foods, Inc. (a)	1,242,100	45,423
Corn Products International, Inc.	1,695,300	89,156
Fresh Del Monte Produce, Inc.	795,000	19,883

		154,462

Gas Utilities—4.1%
AGL Resources, Inc.	1,586,700	67,054
Atmos Energy Corp.	1,993,800	66,493
Southwest Gas Corp.	837,400	35,581
Suburban Propane Partners L.P.	801,800	38,174
UGI Corp.	2,450,400	72,042

		279,344

Health Care Equipment & Supplies—4.4%
Cooper Cos., Inc.	1,099,700	77,551
Invacare Corp.	1,531,900	23,423
STERIS Corp.	2,226,400	66,391
Teleflex, Inc.	1,282,700	78,617
West Pharmaceutical Services, Inc.	1,466,700	55,661

		301,643

Health Care Providers & Services—1.2%
Ensign Group, Inc.	763,600	18,708
Owens & Minor, Inc.	2,217,000	61,611

		80,319

Hotels, Restaurants & Leisure—1.0%
Bob Evans Farms, Inc.	920,139	30,861
International Speedway Corp., Class A (a)	1,480,585	37,533

		68,394

Household Products—0.2%
WD-40 Co.	325,896	13,169

Industrial Conglomerates—0.2%
Standex International Corp.	303,474	10,370

Insurance—3.7%
American Equity Investment Life Holding Co.	1,613,300	16,778
American Financial Group, Inc.	2,334,100	86,105
Delphi Financial Group, Inc., Class A	1,552,600	68,780
Infinity Property & Casualty Corp.	370,500	21,022
Montpelier Re Holdings Ltd.	684,278	12,146
RLI Corp.	696,000	50,711

		255,542

	Shares	Value (000s)

Internet Software & Services—0.4%
j2 Global, Inc.	1,023,100	$28,790

Leisure Equipment & Products—0.4%
Sturm Ruger & Co., Inc.	873,700	29,234

Life Sciences Tools & Services—0.9%
PerkinElmer, Inc.	3,003,572	60,071

Machinery—5.5%
Albany International Corp., Class A	368,203	8,513
Barnes Group, Inc.	2,244,700	54,120
Cascade Corp.	367,683	17,344
Crane Co.	1,656,800	77,389
Harsco Corp.	1,803,900	37,124
Kennametal, Inc.	1,911,100	69,793
Titan International, Inc.	1,713,700	33,348
Valmont Industries, Inc.	907,300	82,374

		380,005

Media—2.3%
Cinemark Holdings, Inc.	3,774,600	69,792
Meredith Corp. (a)	2,613,500	85,331

		155,123

Metals & Mining—5.8%
AMCOL International Corp.	625,900	16,805
Compass Minerals International, Inc.	1,039,400	71,563
Gold Resource Corp.	2,514,206	53,427
HudBay Minerals, Inc.	6,498,764	64,685
IAMGOLD Corp.	4,449,400	70,523
Royal Gold, Inc.	1,277,155	86,119
Steel Dynamics, Inc.	2,406,800	31,649

		394,771

Multi-Utilities—1.8%
Avista Corp.	1,704,700	43,896
OGE Energy Corp.	1,401,000	79,451

		123,347

Oil, Gas & Consumable Fuels—13.7%
Alliance Resource Partners L.P.	556,800	42,083
Berry Petroleum Co., Class A	1,915,900	80,506
Buckeye Partners L.P.	1,005,100	64,306
Cimarex Energy Co.	1,031,000	63,819
Energen Corp.	1,504,100	75,205
EXCO Resources, Inc.	4,507,700	47,106
HollyFrontier Corp.	2,790,400	65,295
Knightsbridge Tankers Ltd.	403,300	5,513
Linn Energy LLC, UNIT	1,508,600	57,191
Magellan Midstream Partners L.P.	1,151,100	79,288
Pioneer Southwest Energy Partners L.P.	641,900	16,792
Ship Finance International Ltd.	1,677,800	15,671
Southern Union Co.	1,210,400	50,970
Sunoco Logistics Partners L.P.	1,542,870	60,789
TC Pipelines L.P.	548,400	26,011
Transmontaigne Partners L.P.	451,000	15,113
W&T Offshore, Inc.	3,175,400	67,350
World Fuel Services Corp.	2,452,773	102,967

		935,975

Paper & Forest Products—0.2%
Neenah Paper, Inc. (a)	756,613	16,888

Real Estate Investment Trust—3.3%
CreXus Investment Corp.	837,800	8,696
Franklin Street Properties Corp.	2,928,300	29,137
Healthcare Realty Trust, Inc.	2,433,800	45,244
Omega Healthcare Investors, Inc.	3,448,300	66,725

	Shares	Value (000s)

PS Business Parks, Inc.	725,000	$40,187
Sovran Self Storage, Inc.	860,600	36,722

		226,711

Semiconductors & Semiconductor Equipment—0.4%
Micrel, Inc.	2,767,000	27,974

Specialty Retail—3.1%
Aaron’s, Inc.	2,533,200	67,586
Buckle, Inc.	1,902,500	77,755
Group 1 Automotive, Inc. (a)	1,350,723	69,967

		215,308

Textiles, Apparel & Luxury Goods—1.0%
Wolverine World Wide, Inc.	2,007,700	71,554

Tobacco—1.1%
Universal Corp. (a)	1,619,500	74,432

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	539,200	18,964

Wireless Telecommunication Services—0.3%
Cellcom Israel Ltd.	1,173,800	19,837

Total Common Stock (cost—$5,104,106)		6,453,209

MUTUAL FUNDS—0.8%
Central Fund of Canada Ltd., Class A (cost—$35,006)	2,848,100	55,823

	Principal Amount (000s)
Repurchase Agreements—5.9%

State Street Bank & Trust Co.,
dated 12/30/11, 0.01%, due 1/3/12, proceeds $402,991; collateralized by U.S. Treasury Notes, 1.75%—2.25%, due 3/31/14—5/31/14, valued at $411,054 including accrued interest

(cost—$402,991)	$402,991	402,991

Total Investments (cost—$5,542,103)—100.9%		6,912,023

Liabilities in excess of other assets—(0.9)%		(64,746)

Net Assets—100.0%		$6,847,277

Notes to Schedule of Investments:
(a) Affiliated security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

48	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

RCM Focused Growth

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace & Defense—5.4%
Precision Castparts Corp.	1,265	$209
United Technologies Corp.	2,685	196

		405

Auto Components—1.7%
BorgWarner, Inc. (a)	1,940	124

Beverages—4.0%
Coca-Cola Co.	4,315	302

Chemicals—2.8%
Potash Corp. of Saskatchewan, Inc.	4,985	206

Communications Equipment—2.7%
QUALCOMM, Inc.	3,670	201

Computers & Peripherals—13.4%
Apple, Inc. (a)	1,500	608
EMC Corp. (a)	11,255	242
NetApp, Inc. (a)	4,190	152

		1,002

Energy Equipment & Services—8.0%
Cameron International Corp. (a)	4,915	242
Schlumberger Ltd.	5,203	355

		597

Financial Services—3.1%
Visa, Inc., Class A	2,277	231

Health Care Equipment & Supplies—0.9%
St. Jude Medical, Inc.	2,055	71

Health Care Providers & Services—5.5%
Cardinal Health, Inc.	4,740	193
UnitedHealth Group, Inc.	4,350	220

		413

Hotels, Restaurants & Leisure—5.4%
McDonald’s Corp.	2,107	211
Starbucks Corp.	4,105	189

		400

Household Products—1.7%
Procter & Gamble Co.	1,910	127

Internet & Catalog Retail—2.1%
Amazon.com, Inc. (a)	910	158

Internet Software & Services—3.8%
Google, Inc., Class A (a)	445	287

IT Services—2.9%
Accenture PLC, Class A	4,125	220

Machinery—7.3%
Deere & Co.	1,725	133
Eaton Corp.	2,920	127
Flowserve Corp.	1,365	136
Joy Global, Inc.	2,000	150

		546

Metals & Mining—1.9%
Allegheny Technologies, Inc.	2,895	138

Oil, Gas & Consumable Fuels—4.7%
Occidental Petroleum Corp.	2,850	267
Peabody Energy Corp.	2,520	83

		350

Pharmaceuticals—7.2%
Allergan, Inc.	3,620	318
Johnson & Johnson	3,380	221

		539

	Shares	Value (000s)

Road & Rail—3.4%
Union Pacific Corp.	2,425	$257

Semiconductors & Semiconductor Equipment—4.2%
Microchip Technology, Inc.	8,601	315

Software—4.8%
Oracle Corp.	7,615	195
Salesforce.com, Inc. (a)	1,625	165

		360

Textiles, Apparel & Luxury Goods—2.1%
Nike, Inc., Class B	1,589	153

Total Investments (cost—$6,988)—99.0%		7,402

Other assets less liabilities—1.0%		76

Net Assets—100.0%		$7,478

Notes to Schedule of Investments:
(a) Non-income producing.

RCM Large-Cap Growth

	Shares	Value (000s)

COMMON STOCK—98.0%
Aerospace & Defense—5.1%
Precision Castparts Corp.	53,490	$8,815
United Technologies Corp.	155,200	11,343

		20,158

Auto Components—1.6%
BorgWarner, Inc. (a)	97,665	6,225

Automobiles—1.1%
Harley-Davidson, Inc.	114,022	4,432

Beverages—3.7%
Coca-Cola Co.	212,975	14,902

Chemicals—1.7%
Potash Corp. of Saskatchewan, Inc.	167,625	6,919

Commercial Banks—1.5%
Wells Fargo & Co.	222,492	6,132

Communications Equipment—2.3%
QUALCOMM, Inc.	167,331	9,153

Computers & Peripherals—11.0%
Apple, Inc. (a)	76,800	31,104
EMC Corp. (a)	408,766	8,805
NetApp, Inc. (a)	113,362	4,111

		44,020

Electrical Equipment—1.6%
Rockwell Automation, Inc.	88,575	6,499

Energy Equipment & Services—7.3%
Cameron International Corp. (a)	153,955	7,573
National-Oilwell Varco, Inc.	115,360	7,844
Schlumberger Ltd.	199,067	13,598

		29,015

Financial Services—2.4%
Visa, Inc., Class A	94,905	9,636

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	78,280	6,522
Walgreen Co.	155,795	5,151

		11,673

Food Products—1.6%
Hershey Co.	106,225	6,562

Health Care Equipment & Supplies—1.0%
St. Jude Medical, Inc.	111,900	3,838

Health Care Providers & Services—4.6%
Cardinal Health, Inc.	172,710	7,014
Henry Schein, Inc. (a)	65,350	4,211
UnitedHealth Group, Inc.	139,925	7,091

		18,316

Hotels, Restaurants & Leisure—4.1%
McDonald’s Corp.	98,965	9,929
Starbucks Corp.	142,080	6,537

		16,466

Household Products—1.1%
Procter & Gamble Co.	68,485	4,569

Internet & Catalog Retail—1.6%
Amazon.com, Inc. (a)	37,385	6,471

Internet Software & Services—5.0%
Akamai Technologies, Inc. (a)	130,295	4,206
Google, Inc., Class A (a)	24,360	15,734

		19,940

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	49

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

IT Services—2.0%
Accenture PLC, Class A	150,985	$8,037

Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc. (a)	173,060	6,045

Machinery—4.9%
Deere & Co.	58,050	4,490
Eaton Corp.	98,040	4,268
Flowserve Corp.	65,555	6,511
Joy Global, Inc.	54,539	4,089

		19,358

Media—2.4%
CBS Corp., Class B	189,385	5,140
Time Warner, Inc.	117,900	4,261

		9,401

Metals & Mining—3.0%
Allegheny Technologies, Inc.	121,375	5,802
Freeport-McMoRan Copper & Gold, Inc.	163,220	6,005

		11,807

Oil, Gas & Consumable Fuels—4.1%
Occidental Petroleum Corp.	92,215	8,640
Peabody Energy Corp.	115,540	3,826
Suncor Energy, Inc.	133,430	3,847

		16,313

Pharmaceuticals—6.7%
Allergan, Inc.	137,920	12,101
Johnson & Johnson	126,560	8,300
Watson Pharmaceuticals, Inc. (a)	102,725	6,198

		26,599

Road & Rail—2.2%
Union Pacific Corp.	83,185	8,813

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	288,495	6,996
Microchip Technology, Inc.	259,735	9,514

		16,510

Software—4.1%
Oracle Corp.	419,295	10,755
Salesforce.com, Inc. (a)	54,778	5,558

		16,313

Textiles, Apparel & Luxury Goods—1.8%
Nike, Inc., Class B	73,440	7,077

Total Common Stock (cost—$347,290)		391,199

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—2.0%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $7,836, collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $7,993 including accrued interest
(cost—$7,836)	$7,836	$7,836

Total Investments (cost—$355,126)—100.0%		399,035

Other assets less liabilities—0.0%		29

Net Assets—100.0%		$399,064

Notes to Schedule of Investments:
(a) Non-income producing.

RCM Mid-Cap

	Shares	Value (000s)

COMMON STOCK—97.7%
Aerospace & Defense—2.1%
BE Aerospace, Inc. (a)	28,910	$1,119
Goodrich Corp.	2,255	279

		1,398

Auto Components—1.7%
BorgWarner, Inc. (a)	17,660	1,126

Automobiles—1.7%
Harley-Davidson, Inc.	29,025	1,128

Beverages—1.0%
Coca-Cola Enterprises, Inc.	26,615	686

Biotechnology—1.5%
Alexion Pharmaceuticals, Inc. (a)	1,150	82
Ironwood Pharmaceuticals, Inc. (a)	60,580	725
Seattle Genetics, Inc. (a)	10,345	173

		980

Capital Markets—1.4%
Invesco Ltd.	10,410	209
Lazard Ltd., Class A	21,520	562
TD Ameritrade Holding Corp.	10,845	170

		941

Chemicals—1.7%
Airgas, Inc.	10,250	800
Celanese Corp., Ser. A	7,350	326

		1,126

Commercial Banks—2.2%
Fifth Third Bancorp	42,495	540
Zions Bancorporation	57,360	934

		1,474

Commercial Services & Supplies—0.6%
Republic Services, Inc.	15,271	421

Communications Equipment—2.1%
Brocade Communications, Systems, Inc. (a)	133,275	692
Juniper Networks, Inc. (a)	36,090	736

		1,428

Computers & Peripherals—1.1%
Western Digital Corp. (a)	24,335	753

Construction & Engineering—1.5%
KBR, Inc.	36,020	1,004

Containers & Packaging—1.0%
Owens-Illinois, Inc. (a)	33,625	652

Diversified Consumer Services—0.7%
DeVry, Inc.	12,130	466

Diversified Financial Services—0.3%
NASDAQ OMX Group, Inc. (a)	7,110	174

Electrical Equipment—5.2%
AMETEK, Inc.	34,879	1,468
Cooper Industries PLC	4,755	258
Rockwell Automation, Inc.	12,900	946
Roper Industries, Inc.	9,865	857

		3,529

Energy Equipment & Services—5.0%
Cameron International Corp. (a)	31,775	1,563
Rowan Cos., Inc. (a)	29,420	892
Weatherford International Ltd. (a)	62,830	920

		3,375

Food & Staples Retailing—1.8%
Whole Foods Market, Inc.	17,605	1,225

50	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Food Products—4.3%
Hershey Co.	19,110	$1,181
JM Smucker Co.	8,290	648
Mead Johnson Nutrition Co., Class A	15,485	1,064

		2,893

Health Care Equipment & Supplies—4.7%
Cooper Cos., Inc.	11,440	807
Edwards Lifesciences Corp. (a)	7,735	547
Hologic, Inc. (a)	47,595	833
Sirona Dental Systems, Inc. (a)	7,440	328
St. Jude Medical, Inc.	19,500	669

		3,184

Health Care Providers & Services—2.5%
Centene Corp. (a)	18,550	735
DaVita, Inc. (a)	9,535	723
Mednax, Inc. (a)	3,435	247

		1,705

Health Care Technology—2.4%
Cerner Corp. (a)	15,580	954
SXC Health Solutions Corp. (a)	11,615	656

		1,610

Hotels, Restaurants & Leisure—3.2%
Chipotle Mexican Grill, Inc., Class A (a)	3,225	1,089
Dunkin’ Brands Group, Inc. (a)	13,535	338
Starwood Hotels & Resorts, Worldwide, Inc.	14,520	697

		2,124

Insurance—0.7%
Arch Capital Group Ltd. (a)	13,220	492

Internet & Catalog Retail—1.1%
Groupon, Inc. (a)	15,015	310
NetFlix, Inc. (a)	6,270	434

		744

Internet Software & Services—2.5%
Akamai Technologies, Inc. (a)	31,790	1,026
LinkedIn Corp., Class A (a)	10,090	636

		1,662

Leisure Equipment & Products—0.7%
Hasbro, Inc.	15,200	485

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc. (a)	35,695	1,247

Machinery—3.5%
Flowserve Corp.	3,555	353
Gardner Denver, Inc.	10,250	790
Joy Global, Inc.	2,715	203
Kennametal, Inc.	10,710	391
Navistar International Corp. (a)	17,155	650

		2,387

Media—5.2%
CBS Corp., Class B	43,770	1,188
Discovery Communications, Inc., Class A (a)	15,150	621
Interpublic Group of Cos., Inc.	31,880	310
McGraw-Hill Cos., Inc.	18,070	812
Scripps Networks Interactive, Inc., Class A	13,570	576

		3,507

Metals & Mining—2.5%
Carpenter Technology Corp.	16,880	869
Cliffs Natural Resources, Inc.	13,100	817

		1,686

	Shares	Value (000s)

Multiline Retail—2.1%
Dollar Tree, Inc. (a)	17,249	$1,434

Oil, Gas & Consumable Fuels—6.3%
Arch Coal, Inc.	25,120	365
Cabot Oil & Gas Corp.	9,465	718
Consol Energy, Inc.	14,345	526
Energy XXI Bermuda Ltd. (a)	14,900	475
Pioneer Natural Resources Co.	16,180	1,448
Range Resources Corp.	8,355	518
SM Energy Co.	2,985	218

		4,268

Pharmaceuticals—3.0%
Shire PLC ADR	9,385	975
Watson Pharmaceuticals, Inc. (a)	17,855	1,077

		2,052

Road & Rail—1.6%
J.B. Hunt Transport Services, Inc.	23,655	1,066

Semiconductors & Semiconductor Equipment—6.8%
Altera Corp.	18,765	696
Analog Devices, Inc.	10,950	392
Atmel Corp. (a)	28,930	234
Avago Technologies Ltd.	20,305	586
Linear Technology Corp.	9,705	292
Marvell Technology Group Ltd. (a)	51,565	714
Microchip Technology, Inc.	21,005	769
ON Semiconductor Corp. (a)	94,330	728
Xilinx, Inc.	6,350	204

		4,615

Software—4.4%
Fortinet, Inc. (a)	10,100	220
Red Hat, Inc. (a)	12,755	527
Solera Holdings, Inc.	14,220	633
Symantec Corp. (a)	54,020	845
TIBCO Software, Inc. (a)	31,810	761

		2,986

Specialty Retail—3.7%
Dick’s Sporting Goods, Inc.	37,055	1,367
Tractor Supply Co.	16,065	1,127

		2,494

Textiles, Apparel & Luxury Goods—2.0%
Deckers Outdoor Corp. (a)	7,605	575
Fossil, Inc. (a)	2,925	232
Ralph Lauren Corp.	3,960	547

		1,354

Total Common Stock
(cost—$64,398)		65,881

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—2.3%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $1,581; collateralized by U.S. Treasury Notes, 0.625%, due 7/15/14, valued at $1,616 including accrued interest
(cost—$1,581)	$1,581	$1,581

Total Investments (cost—$65,979)—100.0%		67,462

Liabilities in excess of other assets—(0.0)%		(3)

Net Assets—100.0%		$67,459

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	51

Statements of Assets and Liabilities

December 31, 2011 (Unaudited)
Amounts in thousands, except per share amounts	AGIC Growth	AGIC Income & Growth	AGIC Opportunity	AGIC Target

Assets:
Investments, at value	$578,923	$777,983	$207,097	$281,052
Investments in Affiliates, at value	—	—	—	—
Cash	1	—	—	—
Receivable for investments sold	3,742	6,240	1,888	718
Receivable for Fund shares sold	288	5,283	156	18
Dividends and interest receivable (net of foreign taxes)	348	6,958	10	72
Dividends and interest receivable from Affiliates	—	—	—	—
Tax reclaim receivable	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	59	14	25	48
Total Assets	583,361	796,478	209,176	281,908

Liabilities:
Payable for investments purchased	$6,258	$3,571	$1,989	$1,870
Options written, at value	—	676	—	—
Payable for Fund shares redeemed	1,798	3,581	231	1,219
Investment Advisory fees payable	246	431	116	132
Administration fees payable	194	259	64	95
Distribution fees payable	118	176	39	115
Servicing fees payable	114	129	26	58
Trustees Deferred Compensation Plan Payable (see Note 4)	59	14	25	48
Total Liabilities	8,787	8,837	2,490	3,537
Net Assets	$574,574	$787,641	$206,686	$278,371

Net Assets Consist of:
Paid-in-capital	$565,477	$855,467	$223,041	$313,487
Undistributed (dividends in excess of) net investment income	(653)	(1,311)	(1,503)	(1,670)
Accumulated net realized gain (loss)	(85,765)	6,155	(15,817)	(61,342)
Net unrealized appreciation (depreciation) of investments and options written	95,515	(72,670)	965	27,896
Net Assets	$574,574	$787,641	$206,686	$278,371

Net Assets:
Class A	$331,922	$299,968	$57,215	$90,592
Class B	4,739	—	1,868	2,531
Class C	172,082	279,862	58,838	176,857
Class D	7,895	33,679	695	604
Class R	16,925	9	165	—
Class P	8,140	101,239	1,693	1,599
Institutional Class	25,094	72,884	85,621	6,135
Administrative Class	7,777	—	591	53

Shares Issued and Outstanding:
Class A	11,662	26,190	2,452	5,162
Class B	206	—	111	183
Class C	7,480	25,035	3,491	12,807
Class D	314	2,930	39	34
Class R	705	1	10	—
Class P	342	8,781	97	90
Institutional Class	943	6,305	4,311	332
Administrative Class	303	—	31	3

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$28.46	$11.45	$23.33	$17.55
Class B	23.01	—	16.86	13.82
Class C	23.01	11.18	16.85	13.81
Class D	25.13	11.49	17.55	17.56
Class R	24.00	11.53	17.03	—
Class P	23.80	11.53	17.49	17.71
Institutional Class	26.61	11.56	19.86	18.50
Administrative Class	25.68	—	19.25	18.06

Cost of Investments	$483,408	$850,623	$206,132	$253,156
Cost of Investments in Affiliates	$—	$—	$—	$—
Premiums Received for Options Written	$—	$646	$—	$—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

52	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

AGIC U.S. Managed Volatility	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value	NFJ Small-Cap Value	RCM Focused Growth	RCM Large-Cap Growth	RCM Mid-Cap

$18,274	$22,632	$7,612,500	$912,420	$685,456	$6,459,667	$7,402	$399,035	$67,462
—	—	—	—	—	452,356	—	—	—
1	1	—	1	—	1	81	—	—
—	—	31,785	5,290	—	1,189	—	—	127
3	269	10,827	821	354	7,410	—	314	22
70	51	20,493	2,282	918	6,597	7	301	30
—	—	—	—	—	166	—	—	—
—	1	479	14	—	—	—	25	—
3	3	776	103	131	541	1	46	7
18,351	22,957	7,676,860	920,931	686,859	6,927,927	7,491	399,721	67,648

$—	$—	$—	$—	$3,889	$3,653	$—	$—	$81
—	—	—	—	—	—	—	—	—
28	28	26,919	5,950	8,919	70,485	5	315	46
5	12	2,871	348	348	3,277	3	153	27
5	8	1,952	296	230	1,542	2	110	19
3	4	533	83	148	550	1	12	5
2	4	673	158	140	602	1	21	4
3	3	776	103	131	541	1	46	7
46	59	33,724	6,938	13,805	80,650	13	657	189
$18,305	$22,898	$7,643,136	$913,993	$673,054	$6,847,277	$7,478	$399,064	$67,459

$21,540	$37,060	$10,054,898	$1,510,743	$898,999	$5,420,530	$7,137	$366,889	$71,988
56	13	391	64	1,990	20,330	10	815	(95)
(3,879)	(14,576)	(2,428,184)	(666,899)	(284,640)	50,548	(83)	(12,549)	(5,917)
588	401	16,031	70,085	56,705	1,355,869	414	43,909	1,483
$18,305	$22,898	$7,643,136	$913,993	$673,054	$6,847,277	$7,478	$399,064	$67,459

$5,211	$11,607	$1,627,526	$171,016	$396,247	$2,211,331	$3,538	$54,645	$9,314
1,148	911	44,170	18,879	31,839	18,814	—	2,015	1,399
2,836	6,021	423,916	106,408	194,348	353,954	1,290	7,353	4,558
573	2,044	888,430	446,381	13,224	128,432	439	31,518	1,470
—	—	227,422	9,265	12,887	152,363	—	321	1,608
74	2,251	1,074,912	9,816	2,535	83,198	144	704	—
8,446	45	2,345,349	145,632	16,144	2,595,062	1,943	269,481	46,628
17	19	1,011,411	6,596	5,830	1,304,123	124	33,027	2,482

413	1,119	143,115	12,439	24,671	79,498	247	4,265	3,385
97	90	3,848	1,371	2,243	693	—	167	545
240	606	37,113	7,753	14,102	13,280	94	609	1,782
45	194	77,962	32,543	815	4,501	31	2,460	526
—	—	20,054	671	904	5,337	—	25	583
6	213	93,864	704	185	2,860	10	54	—
651	4	204,760	10,568	953	88,934	132	20,613	15,854
1	2	87,958	476	354	46,961	9	2,556	875

$12.63	$10.37	$11.37	$13.75	$16.06	$27.82	$14.33	$12.81	$2.75
11.80	10.13	11.48	13.77	14.19	27.13	—	12.04	2.57
11.81	9.95	11.42	13.72	13.78	26.65	13.68	12.07	2.56
12.59	10.51	11.40	13.72	16.23	28.53	14.32	12.81	2.79
—	—	11.34	13.81	14.25	28.55	—	12.75	2.76
12.94	10.57	11.45	13.95	13.69	29.09	14.61	13.03	—
12.99	11.04	11.45	13.78	16.94	29.18	14.67	13.07	2.94
12.75	10.72	11.50	13.85	16.48	27.77	14.45	12.92	2.84

$17,686	$22,226	$7,596,478	$842,335	$628,438	$5,153,947	$6,988	$355,126	$65,979
$—	$—	$—	$—	$—	$388,156	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	53

Statements of Operations

Six Months ended December 31, 2011 (Unaudited)
Amounts in thousands	AGIC Growth	AGIC Income & Growth	AGIC Opportunity	AGIC Target

Investment Income:
Interest	$—	$13,302	$—	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	3,549	3,351	177	893
Dividends from investments in Affiliates	—	—	—	—
Miscellaneous income	—	32	—	—
Total Income	3,549	16,685	177	893

Expenses:
Investment Advisory fees	1,498	2,462	787	820
Administration fees	1,181	1,483	430	593
Distribution fees — Class B	21	—	9	12
Distribution fees — Class C	679	998	243	709
Distribution fees — Class R	23	—	—	—
Servicing fees — Class A	430	379	78	122
Servicing fees — Class B	7	—	3	4
Servicing fees — Class C	226	333	81	236
Servicing fees — Class D	10	43	2	1
Servicing fees — Class R	23	—	—	—
Distribution and/or servicing fees — Administrative Class	10	—	3	—
Trustees’ fees	33	43	13	16
Interest expense	—	—	3	—
Tax expense	—	—	—	—
Miscellaneous expense	—	—	1	—
Total Expenses	4,141	5,741	1,653	2,513
Less: Investment Advisory/Administration fees waived	—	—	—	—
Net Expenses	4,141	5,741	1,653	2,513
Net Investment Income (Loss)	(592)	10,944	(1,476)	(1,620)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(15,685)	9,732	(4,171)	7,550
Investments in Affiliates	—	—	—	—
Options written	—	194	—	—
Foreign currency transactions	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(30,432)	(63,261)	(52,735)	(50,077)
Investments in Affiliates	—	—	—	—
Options written	—	(3)	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Change in Unrealized Loss	(46,117)	(53,338)	(56,906)	(42,527)
Net Decrease in Net Assets Resulting from Investment Operations	$(46,709)	$(42,394)	$(58,382)	$(44,147)
**	A zero balance may reflect actual amounts rounding to less than one thousand.

54	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

AGIC U.S. Managed Volatility	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value	NFJ Small-Cap Value	RCM Focused Growth	RCM Large-Cap Growth	RCM Mid-Cap

$—	$—	$8	$—	$1	$15	$—	$—	$—
205	331	140,514	16,922	8,538	84,933	48	2,723	252
—	—	—	—	—	12,200	—	—	—
—	—	—	—	1	1	24	—	—
205	331	140,522	16,922	8,540	97,149	72	2,723	252

47	71	16,867	2,221	2,167	19,847	38	947	164
36	43	11,586	1,885	1,432	10,407	15	683	115
5	4	187	88	156	94	—	9	6
11	21	1,621	412	770	1,370	5	32	19
—	—	279	12	18	195	—	—	2
8	14	2,015	226	523	2,825	5	71	12
1	1	62	29	52	32	—	3	2
4	7	540	137	257	457	2	11	6
1	3	1,036	612	21	166	—	40	2
—	—	279	12	18	195	—	—	2
—	—	1,278	11	7	1,743	—	42	3
1	1	419	53	39	381	—	23	4
1	—	2	—	—	—	1	—	—
—	—	—	—	—	71	—	—	— **
—	—	—	—	—	1	—	—	—
115	165	36,171	5,698	5,460	37,784	66	1,861	337
—	—	—	—	—	(992)	(3)	—	—
115	165	36,171	5,698	5,460	36,792	63	1,861	337
90	166	104,351	11,224	3,080	60,357	9	862	(85)

2,055	(536)	110,589	(1,456)	18,455	247,865	101	10,048	1,003
—	—	—	—	—	(25,076)	—	—	—
—	—	—	—	—	—	107	—	—
—	—	—	—	(5)	(51)	—	(1)	—

(2,974)	(944)	(521,770)	(85,993)	(90,897)	(627,240)	(1,400)	(47,996)	(11,492)
—	—	—	—	—	(60,560)	—	—	—
—	—	—	—	—	—	(4)	—	—
—	—	—	—	(1)	—	—	—	—
(919)	(1,480)	(411,181)	(87,449)	(72,448)	(465,062)	(1,196)	(37,949)	(10,489)
$(829)	$(1,314)	$(306,830)	$(76,225)	$(69,368)	$(404,705)	$(1,187)	$(37,087)	$(10,574)

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	55

Statements of Changes in Net Assets

Amounts in thousands	AGIC Growth		AGIC Income & Growth		AGIC Opportunity

	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(592)	$(2,649)	$10,944	$11,886	$(1,476)	$(3,311)
Net realized gain (loss) on investments, options written and foreign currency transactions	(15,685)	63,074	9,926	41,487	(4,171)	40,773
Net change in unrealized appreciation/depreciation of investments and options written	(30,432)	120,591	(63,264)	5,069	(52,735)	46,259
Net increase (decrease) resulting from investment operations	(46,709)	181,016	(42,394)	58,442	(58,382)	83,721

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	(7,444)	(3,405)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	(6,105)	(2,036)	—	—
Class D	—	—	(864)	(280)	—	—
Class R	—	—	—	—	—	—
Class P	—	—	(2,311)	(776)	—	—
Institutional Class	—	—	(1,599)	(922)	—	—
Administrative Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	(6,792)	(13,020)	(1,625)	—
Class B	—	—	—	—	(73)	—
Class C	—	—	(6,076)	(9,933)	(2,305)	—
Class D	—	—	(756)	(1,285)	(47)	—
Class R	—	—	—	—	(6)	—
Class P	—	—	(1,978)	(2,984)	(66)	—
Institutional Class	—	—	(1,485)	(2,783)	(2,809)	—
Administrative Class	—	—	—	—	(23)	—
Total Dividends and Distributions to Shareholders	—	—	(35,410)	(37,424)	(6,954)	—

Fund Share Transactions:
Net proceeds from the sale of shares	23,769	83,216	251,786	695,786	19,256	64,650
Issued in reinvestment of dividends and distributions	—	—	26,429	27,214	6,280	—
Cost of shares redeemed	(56,296)	(240,786)	(177,471)	(140,836)	(60,243)	(109,340)
Net increase (decrease) from Fund share transactions	(32,527)	(157,570)	100,744	582,164	(34,707)	(44,690)
Total Increase (Decrease) in Net Assets	(79,236)	23,446	22,940	603,182	(100,043)	39,031

Net Assets:
Beginning of period	653,810	630,364	764,701	161,519	306,729	267,698
End of period*	$574,574	$653,810	$787,641	$764,701	$206,686	$306,729
* Including undistributed (dividends in excess of) net investment income of:	$(653)	$(61)	$(1,311)	$6,068	$(1,503)	$(27)
**	A zero balance may reflect actual amounts rounding to less than one thousand.

56	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

AGIC Target		AGIC U.S. Managed Volatility		NFJ All-Cap Value		NFJ Dividend

Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

$(1,620)	$(4,080)	$90	$296	$166	$381	$104,351	$209,877

7,550	58,322	2,055	7,181	(536)	2,592	110,589	135,287

(50,077)	54,273	(2,974)	2,625	(944)	3,129	(521,770)	1,542,657

(44,147)	108,515	(829)	10,102	(1,314)	6,102	(306,830)	1,887,821

—	—	(19)	(43)	(190)	(262)	(23,169)	(48,080)
—	—	— **	— **	(5)	(22)	(461)	(1,361)
—	—	— **	— **	(61)	(98)	(4,421)	(9,768)
—	—	(3)	(4)	(29)	(53)	(12,389)	(19,918)
—	—	—	—	—	—	(2,974)	(5,708)
—	—	(1)	— **	(47)	(27)	(17,024)	(28,199)
—	—	(65)	(283)	(1)	—	(36,690)	(69,449)
—	—	— **	— **	— **	(1)	(14,874)	(30,756)

—	—	(451)	—	—	—	—	—
—	—	(106)	—	—	—	—	—
—	—	(266)	—	—	—	—	—
—	—	(49)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(6)	—	—	—	—	—
—	—	(692)	—	—	—	—	—
—	—	(1)	—	—	—	—	—
—	—	(1,659)	(330)	(333)	(463)	(112,002)	(213,239)

7,090	21,750	1,717	6,718	5,676	15,767	1,075,209	2,724,597

—	—	1,479	319	282	379	94,951	174,548
(27,440)	(79,411)	(6,069)	(32,359)	(5,146)	(15,228)	(1,182,510)	(2,248,812)

(20,350)	(57,661)	(2,873)	(25,322)	812	918	(12,350)	650,333
(64,497)	50,854	(5,361)	(15,550)	(835)	6,557	(431,182)	2,324,915

342,868	292,014	23,666	39,216	23,733	17,176	8,074,318	5,749,403
$278,371	$342,868	$18,305	$23,666	$22,898	$23,733	$7,643,136	$8,074,318

$(1,670)	$(50)	$56	$54	$13	$180	$391	$8,042

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	57

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Large-Cap Value		NFJ Mid-Cap Value		NFJ Small-Cap Value

	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$11,224	$24,485	$3,080	$8,378	$60,357	$90,801
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(1,456)	33,496	18,450	136,141	247,814	549,251
Net realized gain (loss) on investments in Affiliates	—	—	—	—	(25,076)	42,735
Payments from Affiliates (see Note 10)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(85,993)	239,317	(90,898)	86,446	(627,240)	1,126,340
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	(60,560)	138,239
Net increase (decrease) resulting from investment operations	(76,225)	297,298	(69,368)	230,965	(404,705)	1,947,366

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(2,395)	(4,655)	(4,765)	(6,978)	(34,739)	(36,127)
Class B	(184)	(444)	— **	(94)	— **	(162)
Class C	(1,049)	(1,655)	(1,235)	(1,800)	(2,881)	(3,408)
Class D	(5,876)	(13,187)	(113)	(208)	(1,915)	(2,036)
Class R	(116)	(205)	(163)	(180)	(1,898)	(2,026)
Class P	(132)	(198)	(51)	—	(1,485)	(883)
Institutional Class	(2,379)	(4,380)	(238)	(163)	(48,836)	(44,654)
Administrative Class	(69)	(337)	(67)	(108)	(23,227)	(22,642)
Net realized capital gains
Class A	—	—	—	—	(65,153)	—
Class B	—	—	—	—	(572)	—
Class C	—	—	—	—	(10,895)	—
Class D	—	—	—	—	(3,693)	—
Class R	—	—	—	—	(4,384)	—
Class P	—	—	—	—	(2,345)	—
Institutional Class	—	—	—	—	(71,715)	—
Administrative Class	—	—	—	—	(39,521)	—
Total Dividends and Distributions to Shareholders	(12,200)	(25,061)	(6,632)	(9,531)	(313,259)	(111,938)

Fund Share Transactions:
Net proceeds from the sale of shares	65,920	256,404	44,490	215,006	657,171	1,746,873
Issued in reinvestment of dividends and distributions	11,440	23,403	5,704	8,162	284,302	99,942
Cost of shares redeemed	(335,431)	(382,936)	(140,278)	(328,061)	(1,246,959)	(1,797,597)
Net increase (decrease) from Fund share transactions	(258,071)	(103,129)	(90,084)	(104,893)	(305,486)	49,218
Total Increase (Decrease) in Net Assets	(346,496)	169,108	(166,084)	116,541	(1,023,450)	1,884,646

Net Assets:
Beginning of period	1,260,489	1,091,381	839,138	722,597	7,870,727	5,986,081
End of period*	$913,993	$1,260,489	$673,054	$839,138	$6,847,277	$7,870,727
* Including undistributed (dividends in excess of) net investment income of:	$64	$1,040	$1,990	$5,542	$20,330	$74,954
**	A zero balance may reflect actual amounts rounding to less than one thousand.

58	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

RCM Focused Growth		RCM Large-Cap Growth			RCM Mid-Cap

Six months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six months ended December 31, 2011 (Unaudited)		Year ended June 30, 2011	Six months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

$9	$(70)	$862		$965	$(85)	$(198)

208	1,324	10,047		26,464	1,003	12,224
—	—	—		—	—	—
—	—	—		—	—	2

(1,404)	1,566	(47,996)		78,918	(11,492)	9,517

—	—	—		—	—	—

(1,187)	2,820	(37,087)		106,347	(10,574)	21,545

—	—	—	**	(30)	—	(13)
—	—	—	**	— **	—	— **
—	—	—	**	— **	—	— **
—	—	—	**	(13)	—	(1)
—	—	—	**	— **	—	(2)
—	—	—	**	(10)	—	—
—	—	(525)		(888)	—	(110)
—	—	—	**	(82)	—	(7)

(266)	—	—		—	(324)	—
—	—	—		—	(53)	—
(103)	—	—		—	(171)	—
(33)	—	—		—	(52)	—
—	—	—		—	(54)	—
(11)	—	—		—	—	—
(141)	—	—		—	(1,507)	—
(9)	—	—		—	(83)	—
(563)	—	(525)		(1,023)	(2,244)	(133)

277	4,702	35,075		114,105	4,445	23,464
513	—	520		1,002	2,157	121
(1,443)	(6,887)	(64,795)		(136,581)	(8,131)	(15,921)

(653)	(2,185)	(29,200)		(21,474)	(1,529)	7,664
(2,403)	635	(66,812)		83,850	(14,347)	29,076

9,881	9,246	465,876		382,026	81,806	52,730
$7,478	$9,881	$399,064		$465,876	$67,459	$81,806

$10	$1	$815		$478	$(95)	$(10)

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	59

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Growth:
Class A
12/31/2011+	$30.58	$— (c)	$(2.12)	$(2.12)	$—
6/30/2011	23.21	(0.05)	7.42	7.37	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)
6/30/2009	27.97	0.03	(6.85)	(6.82)	—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—
6/30/2007	22.63	(0.04)	5.63	5.59	—
Class B
12/31/2011+	$24.82	$(0.09)	$(1.72)	$(1.81)	$—
6/30/2011	18.97	(0.20)	6.05	5.85	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
Class C
12/31/2011+	$24.81	$(0.08)	$(1.72)	$(1.80)	$—
6/30/2011	18.98	(0.21)	6.04	5.83	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
Class D
12/31/2011+	$27.01	$— (c)	$(1.88)	$(1.88)	$—
6/30/2011	20.50	(0.05)	6.56	6.51	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)
6/30/2009	24.72	0.04	(6.07)	(6.03)	—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—
6/30/2007	20.00	(0.01)	4.95	4.94	—
Class R
12/31/2011+	$25.82	$(0.03)	$(1.79)	$(1.82)	$—
6/30/2011	19.65	(0.10)	6.27	6.17	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
6/30/2007	19.36	(0.09)	4.81	4.72	—
Class P
12/31/2011+	$25.54	$0.03	$(1.77)	$(1.74)	$—
6/30/2011	19.34	0.01	6.19	6.20	—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)
7/7/2008† - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—
Institutional Class
12/31/2011+	$28.54	$0.05	$(1.98)	$(1.93)	$—
6/30/2011	21.59	0.05	6.90	6.95	—
6/30/2010	19.62	0.12	1.89	2.01	(0.04)
6/30/2009	25.84	0.11	(6.33)	(6.22)	—
6/30/2008	25.97	0.08	(0.21)	(0.13)	—
6/30/2007	20.74	0.06	5.17	5.23	—
Administrative Class
12/31/2011+	$27.58	$0.02	$(1.92)	$(1.90)	$—
6/30/2011	20.91	(0.01)	6.68	6.67	—
6/30/2010	19.04	0.06	1.84	1.90	(0.03)
6/30/2009	25.14	0.09	(6.19)	(6.10)	—
6/30/2008	25.33	— (b)	(0.19)	(0.19)	—
6/30/2007	20.28	— (b)	5.05	5.05	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.

60	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(m)		Net Asset Value End of Period		Total Return (n)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$28.46		(6.93)%		$331,922	1.16	%*	0.02%*	40%
—		30.58		31.75		372,361	1.16		(0.18)	92
—	(c)	23.21		9.81		352,728	1.16		0.14	111
—	(c)	21.15	(e)	(24.38	)(e)	177,764	1.17		0.14	143
—	(c)	27.97		(0.89)		229,549	1.16		(0.13)	116
—	(c)	28.22	(d)	24.70	(d)	107,105	1.16		(0.15)	79

$—		$23.01		(7.29)%		$4,739	1.91	%*	(0.74)%*	40%
—		24.82		30.84		6,860	1.91		(0.91)	92
—	(c)	18.97		8.96		12,385	1.91		(0.56)	111
—	(c)	17.41	(f)	(24.96	)(f)	15,507	1.92		(0.63)	143
—	(c)	23.20		(1.61)		24,803	1.91		(0.92)	116
—	(c)	23.58	(d)	23.78	(d)	25,740	1.91		(0.91)	79

$—		$23.01		(7.26)%		$172,082	1.91	%*	(0.73)%*	40%
—		24.81		30.72		200,471	1.91		(0.93)	92
—	(c)	18.98		9.02		179,160	1.91		(0.56)	111
—	(c)	17.41	(f)	(24.96	)(f)	182,278	1.92		(0.62)	143
—	(c)	23.20		(1.61)		277,937	1.91		(0.93)	116
—	(c)	23.58	(d)	23.78	(d)	425,999	1.91		(0.91)	79

$—		$25.13		(6.96)%		$7,895	1.16	%*	0.02%*	40%
—		27.01		31.76		8,858	1.16		(0.19)	92
—	(c)	20.50		9.83		8,704	1.16		0.19	111
—	(c)	18.69	(g)	(24.39	)(g)	11,562	1.16		0.23	143
—	(c)	24.72		(0.88)		3,293	1.16		(0.18)	116
—		24.94	(d)	24.76	(d)	9,104	1.16		(0.03)	79

$—		$24.00		(7.05)%		$16,925	1.41	%*	(0.22)%*	40%
—		25.82		31.40		19,733	1.41		(0.44)	92
—	(c)	19.65		9.59		14,637	1.41		(0.08)	111
—	(c)	17.95	(h)	(24.61	)(h)	9,830	1.40		(0.06)	143
—	(c)	23.81		(1.12)		2,061	1.41		(0.41)	116
—	(c)	24.08	(d)	24.38	(d)	1,663	1.41		(0.39)	79

$—		$23.80		(6.81)%		$8,140	0.91	%*	0.28%*	40%
—		25.54		32.06		8,875	0.91		0.05	92
—	(c)	19.34		10.15		6,715	0.89		0.45	111
—	(c)	17.59	(i)	(22.58	)(i)	5,945	0.85	*	0.63 *	143

$—		$26.61		(6.76)%		$25,094	0.81	%*	0.37%*	40%
—		28.54		32.19		28,030	0.81		0.20	92
—	(c)	21.59		10.22		45,456	0.80		0.55	111
—	(c)	19.62	(j)	(24.10	)(j)	43,143	0.76		0.58	143
—	(c)	25.84		(0.46)		22,420	0.76		0.32	116
—	(c)	25.97	(d)	25.22	(d)	7,355	0.76		0.25	79

$—		$25.68		(6.89)%		$7,777	1.06	%*	0.13%*	40%
—		27.58		31.90		8,622	1.06		(0.05)	92
—	(c)	20.91		9.95		10,579	1.05		0.29	111
—	(c)	19.04	(k)	(24.26	)(k)	7,920	1.01		0.50	143
—	(c)	25.14		(0.75)		65	1.01		(0.02)	116
—	(c)	25.33	(d)	24.90	(d)	86	1.01		— (l)	79
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.
(l)	Less than (0.005)%.
(m)	Redemption fees were eliminated effective May 1, 2009.
(n)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Income & Growth:
Class A
12/31/2011+	$12.69	$0.18	$(0.87)	$(0.69)	$(0.29)	$(0.26)	$(0.55)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)	(1.07)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)	(1.04)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)	(1.44)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)	(1.33)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)	(0.25)
Class C
12/31/2011+	$12.42	$0.13	$(0.85)	$(0.72)	$(0.26)	$(0.26)	$(0.52)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)	(1.04)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)	(1.04)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)	(1.38)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)	(1.23)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)	(0.24)
Class D
12/31/2011+	$12.73	$0.18	$(0.87)	$(0.69)	$(0.29)	$(0.26)	$(0.55)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)	(1.08)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)	(1.07)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)	(1.44)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)	(1.26)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)	(0.23)
Class R
12/31/2011+	$12.78	$0.17	$(0.88)	$(0.71)	$(0.28)	$(0.26)	$(0.54)
2/28/2011† - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)	(0.34)
Class P
12/31/2011+	$12.77	$0.20	$(0.88)	$(0.68)	$(0.30)	$(0.26)	$(0.56)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)	(1.09)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)	(1.09)
7/7/2008† - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)	(1.46)
Institutional Class
12/31/2011+	$12.80	$0.20	$(0.88)	$(0.68)	$(0.30)	$(0.26)	$(0.56)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)	(1.09)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)	(1.08)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)	(1.47)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)	(1.35)
2/28/2007† - 6/30/2007	15.00	0.25	0.56	0.81	(0.21)	(0.03)	(0.24)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.
(e)	Redemption fees were eliminated effective May 1, 2009.
(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

62	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(e)		Net Asset Value End of Period	Total Return (f)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$11.45	(5.38)%	$299,968	1.31	%*	3.09	%*	45%
—		12.69	24.66	320,215	1.31		2.91		192
—		11.10	18.87	79,686	1.32		3.75		186
—	(b)	10.22	(14.38)	13,246	1.30		4.99		159
—		13.87	(2.46)	1,176	1.31		4.97		152
—		15.54	5.19	246	1.33	*	5.40	*	127

$—		$11.18	(5.73)%	$279,862	2.06	%*	2.34	%*	45%
—		12.42	23.77	265,737	2.06		2.14		192
—		10.93	17.90	40,389	2.06		3.01		186
—	(b)	10.14	(14.97)	4,416	2.05		4.47		159
—		13.82	(3.21)	808	2.06		4.25		152
—		15.51	4.94	195	2.06	*	5.27	*	127

$—		$11.49	(5.36)%	$33,679	1.31	%*	3.08	%*	45%
—		12.73	24.59	37,456	1.31		2.87		192
—		11.13	18.84	4,103	1.32		3.76		186
—	(b)	10.27	(14.36)	491	1.28		4.56		159
—		13.95	2.35	11	1.31		4.79		152
—	(b)	15.55	5.08	15	1.31	*(c)	4.52	*	127

$—		$11.53	(5.49)%	$9	1.55	%*	2.85	%*	45%
—		12.78	(0.84)	10	1.56	*	2.28	*	192

$—		$11.53	(5.26)%	$101,239	1.06	%*	3.36	%*	45%
—		12.77	25.06	81,471	1.06		3.16		192
—		11.14	19.11	12,979	1.07		4.01		186
—		10.27	(12.86)	44	1.01	*	5.73	*	159

$—		$11.56	(5.22)%	$72,884	0.96	%*	3.45	%*	45%
—		12.80	25.15	59,812	0.96		3.30		192
—		11.16	19.26	24,362	0.96		4.13		186
—	(b)	10.27	(14.03)	28,853	0.92		5.68		159
—		13.93	(2.03)	20,626	0.92		5.22		152
—		15.57	5.29	21,080	0.91	*(d)	4.94	*	127

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Opportunity:
Class A
12/31/2011+	$29.61	$(0.15)	$(5.46)	$(5.61)	$(0.67)
6/30/2011	22.12	(0.28)	7.77	7.49	—
6/30/2010	18.85	(0.20)	3.47	3.27	—
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	(0.54)
Class B
12/31/2011+	$21.71	$(0.18)	$(4.00)	$(4.18)	$(0.67)
6/30/2011	16.35	(0.35)	5.71	5.36	—
6/30/2010	14.04	(0.27)	2.58	2.31	—
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	(0.54)
Class C
12/31/2011+	$21.71	$(0.17)	$(4.02)	$(4.19)	$(0.67)
6/30/2011	16.34	(0.36)	5.73	5.37	—
6/30/2010	14.03	(0.28)	2.59	2.31	—
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	(0.54)
Class D
12/31/2011+	$22.48	$(0.11)	$(4.15)	$(4.26)	$(0.67)
6/30/2011	16.79	(0.22)	5.91	5.69	—
6/30/2010	14.32	(0.15)	2.62	2.47	—
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	(3.25)
1/12/2007† - 6/30/2007	22.36	(0.10)	2.23	2.13	—
Class R
12/31/2011+	$21.87	$(0.13)	$(4.04)	$(4.17)	$(0.67)
6/30/2011	16.39	(0.24)	5.72	5.48	—
11/2/2009† - 6/30/2010	14.80	(0.14)	1.73	1.59	—
Class P
12/31/2011+	$22.38	$(0.09)	$(4.13)	$(4.22)	$(0.67)
6/30/2011	16.69	(0.17)	5.86	5.69	—
6/30/2010	14.18	(0.11)	2.62	2.51	—
7/7/2008† - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—
Institutional Class
12/31/2011+	$25.28	$(0.09)	$(4.66)	$(4.75)	$(0.67)
6/30/2011	18.83	(0.16)	6.61	6.45	—
6/30/2010	15.99	(0.11)	2.95	2.84	—
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	(0.54)
Administrative Class
12/31/2011+	$24.57	$(0.11)	$(4.54)	$(4.65)	$(0.67)
6/30/2011	18.34	(0.21)	6.44	6.23	—
6/30/2010	15.61	(0.15)	2.88	2.73	—
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	(0.54)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.

64	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(j)		Net Asset Value End of Period		Total Return (k)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$23.33		(18.86)%		$57,215	1.31	%*	1.31	%*	(1.17)%*	67%
—		29.61		33.86		77,183	1.31		1.31		(1.08)	112
—	(b)	22.12		17.35		74,413	1.31		1.31		(0.90)	129
—	(b)	18.85	(c)	(17.32	)(c)	57,700	1.31		1.32		(0.57)	199
—	(b)	22.81		(18.02)		74,282	1.31		1.31		(0.57)	199
—	(b)	31.20		24.85		69,160	1.32		1.32		(1.00)	148

$—		$16.86		(19.14)%		$1,868	2.06	%*	2.06	%*	(1.92)%*	67%
—		21.71		32.78		3,345	2.06		2.06		(1.82)	112
—	(b)	16.35		16.45		4,842	2.06		2.06		(1.66)	129
—	(b)	14.04	(d)	(17.89	)(d)	5,097	2.06		2.07		(1.31)	199
—	(b)	17.11		(18.65)		8,960	2.06		2.06		(1.32)	199
—	(b)	24.42		23.91		17,107	2.07		2.07		(1.76)	148

$—		$16.85		(19.18)%		$58,838	2.06	%*	2.06	%*	(1.92)%*	67%
—		21.71		32.86		79,572	2.06		2.06		(1.82)	112
—	(b)	16.34		16.46		67,482	2.06		2.06		(1.66)	129
—	(b)	14.03	(e)	(17.95	)(e)	61,152	2.06		2.07		(1.32)	199
—	(b)	17.10		(18.64)		83,843	2.06		2.06		(1.32)	199
—	(b)	24.42		23.97		147,960	2.07		2.07		(1.75)	148

$—		$17.55		(18.84)%		$695	1.31	%*	1.31	%*	(1.18)%*	67%
—		22.48		33.89		2,758	1.31		1.31		(1.06)	112
—	(b)	16.79		17.25		998	1.31		1.31		(0.89)	129
—	(b)	14.32	(f)	(17.23	)(f)	562	1.30		1.31		(0.78)	199
—	(b)	17.31		(18.02)		53	1.31		1.31		(0.30)	199
—	(b)	24.49		24.84		13	1.32	*	1.32	*	(0.92)*	148

$—		$17.03		(18.95)%		$165	1.56	%*	1.56	%*	(1.42)%*	67%
—		21.87		33.44		199	1.56		1.56		(1.16)	112
—		16.39		10.74		20	1.56	*	1.56	*	(1.21)*	129

$—		$17.49		(18.74)%		$1,693	1.06	%*	1.06	%*	(0.92)%*	67%
—		22.38		34.09		2,672	1.06		1.06		(0.83)	112
—	(b)	16.69		17.70		2,627	1.05		1.05		(0.63)	129
—	(b)	14.18	(g)	(13.69	)(g)	876	0.99	*	1.00	*	(0.53)*	199

$—		$19.86		(18.69)%		$85,621	0.96	%*	0.96	%*	(0.82)%*	67%
—		25.28		34.25		138,162	0.96		0.96		(0.72)	112
—	(b)	18.83		17.76		115,280	0.95		0.95		(0.56)	129
—	(b)	15.99	(h)	(16.94	)(h)	71,702	0.91		0.92		(0.18)	199
—	(b)	19.26		(17.73)		79,635	0.91		0.91		(0.20)	199
—	(b)	26.78		25.37		26,598	0.92		0.92		(0.62)	148

$—		$19.25		(18.82)%		$591	1.21	%*	1.21	%*	(1.07)%*	67%
—		24.57		33.97		2,838	1.21		1.21		(0.97)	112
—	(b)	18.34		17.49		2,036	1.21		1.21		(0.77)	129
—	(b)	15.61	(i)	(17.19	)(i)	224	1.16		1.17		(0.45)	199
—	(b)	18.85		(17.88)		168	1.16		1.16		(0.40)	199
—	(b)	26.34		25.01		130	1.17		1.17		(0.90)	148
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.
(j)	Redemption fees were eliminated effective May 1, 2009.
(k)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Target:
Class A
12/31/2011+	$19.95	$(0.06)	$(2.34)	$(2.40)	$—
6/30/2011	14.15	(0.13)	5.93	5.80	—
6/30/2010	11.66	(0.10)	2.59	2.49	—
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
Class B
12/31/2011+	$15.76	$(0.10)	$(1.84)	$(1.94)	$—
6/30/2011	11.27	(0.21)	4.70	4.49	—
6/30/2010	9.35	(0.17)	2.09	1.92	—
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
Class C
12/31/2011+	$15.76	$(0.10)	$(1.85)	$(1.95)	$—
6/30/2011	11.26	(0.21)	4.71	4.50	—
6/30/2010	9.35	(0.17)	2.08	1.91	—
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
Class D
12/31/2011+	$19.95	$(0.05)	$(2.34)	$(2.39)	$—
6/30/2011	14.16	(0.13)	5.92	5.79	—
6/30/2010	11.66	(0.10)	2.60	2.50	—
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
Class P
12/31/2011+	$20.10	$(0.03)	$(2.36)	$(2.39)	$—
6/30/2011	14.23	(0.09)	5.96	5.87	—
6/30/2010	11.69	(0.06)	2.60	2.54	—
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)
Institutional Class
12/31/2011+	$20.99	$(0.02)	$(2.47)	$(2.49)	$—
6/30/2011	14.84	(0.07)	6.22	6.15	—
6/30/2010	12.18	(0.05)	2.71	2.66	—
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—
Administrative Class
12/31/2011+	$20.51	$(0.05)	$(2.40)	$(2.45)	$—
6/30/2011	14.54	(0.12)	6.09	5.97	—
6/30/2010	11.97	(0.09)	2.66	2.57	—
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.

66	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(j)		Net Asset Value End of Period		Total Return (k)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$17.55		(12.03)%		$90,592	1.21	%*	1.21	%*	(0.61)%*	51%
—		19.95		40.99		112,459	1.21		1.21		(0.75)	97
—		14.15		21.35		97,184	1.21		1.21		(0.69)	121
—	(b)	11.66	(c)	(40.24	)(c)	93,101	1.21		1.22		(0.62)	130
—	(b)	23.01		1.27		182,525	1.21		1.21		(0.57)	122
—	(b)	24.98		26.74		175,023	1.21		1.21		(0.55)	114

$—		$13.82		(12.31)%		$2,531	1.96	%*	1.96	%*	(1.37)%*	51%
—		15.76		39.84		4,250	1.96		1.96		(1.51)	97
—		11.27		20.53		5,884	1.96		1.96		(1.43)	121
—	(b)	9.35	(d)	(40.71	)(d)	7,993	1.97		1.97		(1.40)	130
—	(b)	19.28		0.55		25,133	1.96		1.96		(1.36)	122
—	(b)	21.44		25.82		50,506	1.96		1.96		(1.31)	114

$—		$13.81		(12.37)%		$176,857	1.96	%*	1.96	%*	(1.36)%*	51%
—		15.76		39.96		217,082	1.96		1.96		(1.49)	97
—		11.26		20.43		182,245	1.96		1.96		(1.44)	121
—	(b)	9.35	(e)	(40.68	)(e)	175,813	1.97		1.97		(1.38)	130
—	(b)	19.28		0.50		373,169	1.96		1.96		(1.33)	122
—	(b)	21.44		25.82		432,836	1.96		1.96		(1.30)	114

$—		$17.56		(11.98)%		$604	1.21	%*	1.21	%*	(0.61)%*	51%
—		19.95		40.89		739	1.21		1.21		(0.74)	97
—		14.16		21.44		531	1.21		1.21		(0.67)	121
—	(b)	11.66	(f)	(40.27	)(f)	568	1.22		1.22		(0.64)	130
—	(b)	23.02		1.32		1,398	1.21		1.21		(0.53)	122
—	(b)	24.98		26.74		1,064	1.21		1.21		(0.56)	114

$—		$17.71		(11.89)%		$1,599	0.96	%*	0.96	%*	(0.35)%*	51%
—		20.10		41.25		1,869	0.96		0.96		(0.50)	97
—		14.23		21.73		1,597	0.95		0.95		(0.44)	121
—	(b)	11.69	(g)	(37.12	)(g)	1,127	0.89	*	0.90	*	(0.24)*	130

$—		$18.50		(11.86)%		$6,135	0.86	%*	0.86	%*	(0.25)%*	51%
—		20.99		41.44		6,403	0.86		0.86		(0.39)	97
—		14.84		21.84		4,535	0.85		0.85		(0.33)	121
—	(b)	12.18	(h)	(40.02	)(h)	4,122	0.81		0.82		(0.24)	130
—	(b)	23.80		1.73		11,980	0.81		0.81		(0.16)	122
—	(b)	25.66		27.23		9,857	0.81		0.81		(0.14)	114

$—		$18.06		(11.95)%		$53	1.11	%*	1.11	%*	(0.51)%*	51%
—		20.51		41.06		66	1.11		1.11		(0.63)	97
—		14.54		21.47		38	1.10		1.10		(0.58)	121
—	(b)	11.97	(i)	(40.16	)(i)	112	1.06		1.07		(0.45)	130
—	(b)	23.50		1.46		132	1.06		1.06		(0.44)	122
—	(b)	25.42		26.97		193	1.06		1.06		(0.41)	114
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.
(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $11.52 and (38.03)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.
(j)	Redemption fees were eliminated effective May 1, 2009.
(k)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AGIC U.S. Managed Volatility:
Class A
12/31/2011+	$14.32	$0.06	$(0.51)	$(0.45)	$(0.05)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)
6/30/2010	10.02	0.04	1.05	1.09	(0.05)
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)
6/30/2008	15.20	— (c)	(0.78)	(0.78)	—
6/30/2007	12.89	0.02	2.63	2.65	—
Class B
12/31/2011+	$13.48	$0.01	$(0.50)	$(0.49)	$— (b)
6/30/2011	10.42	(0.01)	3.07	3.06	— (b)
6/30/2010	9.48	(0.04)	0.98	0.94	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—
6/30/2007	12.47	(0.09)	2.55	2.46	—
Class C
12/31/2011+	$13.49	$0.01	$(0.50)	$(0.49)	$— (b)
6/30/2011	10.43	(0.01)	3.07	3.06	— (b)
6/30/2010	9.48	(0.04)	0.99	0.95	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—
6/30/2007	12.47	(0.10)	2.55	2.45	—
Class D
12/31/2011+	$14.32	$0.07	$(0.54)	$(0.47)	$(0.07)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)
6/30/2010	10.02	0.04	1.06	1.10	(0.06)
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (b)
6/30/2008	15.18	— (c)	(0.78)	(0.78)	—
6/30/2007	12.88	0.02	2.62	2.64	—
Class P
12/31/2011+	$14.70	$0.09	$(0.55)	$(0.46)	$(0.11)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)
6/30/2010	10.28	0.07	1.09	1.16	(0.09)
7/7/2008† - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)
Institutional Class
12/31/2011+	$14.73	$0.09	$(0.54)	$(0.45)	$(0.10)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)
6/30/2010	10.29	0.08	1.08	1.16	(0.09)
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—
6/30/2007	13.12	0.07	2.69	2.76	—
Administrative Class
12/31/2011+	$14.49	$0.07	$(0.54)	$(0.47)	$(0.08)
6/30/2011	11.18	0.10	3.31	3.41	(0.10)
6/30/2010	10.13	0.05	1.07	1.12	(0.07)
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—
6/30/2007	12.98	0.04	2.65	2.69	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

68	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.19)	$(1.24)	$—		$12.63	(2.97)%	$5,211	1.14	%*	0.85%*	129%
—	(0.08)	—		14.32	30.27	7,838	1.17		0.62	138
—	(0.05)	—		11.06	10.85	6,156	1.17		0.35	135
— (b)	(0.01)	—	(c)	10.02	(28.78)	6,453	1.18		0.64	138
(0.33)	(0.33)	—	(c)	14.09	(5.41)	9,115	1.17		0.03	105
(0.34)	(0.34)	—	(c)	15.20	20.79	9,411	1.17		0.12	168

$(1.19)	$(1.19)	$—		$11.80	(3.43)%	$1,148	1.89	%*	0.14%*	129%
—	— (b)	—		13.48	29.37	1,655	1.92		(0.06)	138
—	— (b)	—		10.42	9.92	2,395	1.92		(0.40)	135
— (b)	— (b)	—	(c)	9.48	(29.30)	3,481	1.93		(0.12)	138
(0.33)	(0.33)	—	(c)	13.41	(6.12)	7,634	1.92		(0.71)	105
(0.34)	(0.34)	—	(c)	14.59	19.96	6,483	1.93		(0.65)	168

$(1.19)	$(1.19)	$—		$11.81	(3.43)%	$2,836	1.89	%*	0.19%*	129%
—	— (b)	—		13.49	29.34	3,408	1.92		(0.11)	138
—	— (b)	—		10.43	10.02	3,131	1.92		(0.41)	135
— (b)	— (b)	—	(c)	9.48	(29.30)	3,257	1.93		(0.12)	138
(0.33)	(0.33)	—	(c)	13.41	(6.05)	6,161	1.92		(0.73)	105
(0.34)	(0.34)	—	(c)	14.58	19.88	6,923	1.93		(0.69)	168

$(1.19)	$(1.26)	$—		$12.59	(3.09)%	$573	1.14	%*	0.99%*	129%
—	(0.09)	—		14.32	30.31	605	1.17		0.65	138
—	(0.06)	—		11.06	10.90	537	1.17		0.35	135
— (b)	— (b)	—	(c)	10.02	(28.78)	507	1.18		0.64	138
(0.33)	(0.33)	—	(c)	14.07	(5.41)	910	1.17		0.03	105
(0.34)	(0.34)	—	(c)	15.18	20.73	1,019	1.17		0.12	168

$(1.19)	$(1.30)	$—		$12.94	(2.94)%	$74	0.89	%*	1.30%*	129%
—	(0.12)	—		14.70	30.62	58	0.92		0.89	138
—	(0.09)	—		11.35	11.19	36	0.90		0.58	135
— (b)	(0.05)	—	(c)	10.28	(27.37)	24	0.88	*	1.01 *	138

$(1.19)	$(1.29)	$—		$12.99	(2.85)%	$8,446	0.79	%*	1.31%*	129%
—	(0.13)	—		14.73	30.86	10,085	0.82		1.22	138
—	(0.09)	—		11.36	11.22	26,948	0.80		0.70	135
— (b)	(0.05)	—	(c)	10.29	(28.50)	18,595	0.78		1.04	138
(0.33)	(0.33)	—	(c)	14.47	(5.02)	696	0.77		0.43	105
(0.34)	(0.34)	—	(c)	15.54	21.27	688	0.78		0.51	168

$(1.19)	$(1.27)	$—		$12.75	(3.03)%	$17	1.04	%*	1.10%*	129%
—	(0.10)	—		14.49	30.55	17	1.07		0.74	138
—	(0.07)	—		11.18	10.97	13	1.05		0.46	135
— (b)	(0.02)	—	(c)	10.13	(28.68)	12	1.03		0.79	138
(0.33)	(0.33)	—	(c)	14.24	(5.23)	17	1.01		0.18	105
(0.34)	(0.34)	—	(c)	15.33	20.96	18	1.03		0.26	168
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
NFJ All-Cap Value:
Class A
12/31/2011+	$11.16	$0.09	$(0.71)	$(0.62)	$(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)
Class B
12/31/2011+	$10.83	$0.05	$(0.69)	$(0.64)	$(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)
Class C
12/31/2011+	$10.68	$0.05	$(0.68)	$(0.63)	$(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)
Class D
12/31/2011+	$11.31	$0.09	$(0.72)	$(0.63)	$(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)
Class P
12/31/2011+	$11.40	$0.11	$(0.72)	$(0.61)	$(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
7/7/2008† - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)
Institutional Class
12/31/2011+	$11.91	$0.12	$(0.76)	$(0.64)	$(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (b)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)
Administrative Class
12/31/2011+	$11.53	$0.10	$(0.72)	$(0.62)	$(0.19)
6/30/2011	8.67	0.22	2.90	3.12	(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

70	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.17)	$—		$10.37	(5.51)%	$11,607	1.31	%*	1.74	%*	13%
—	(0.26)	—		11.16	36.26	12,477	1.32		1.99		68
—	(0.22)	—		8.40	23.50	7,819	1.32		2.21		17
—	(0.43)	—	(c)	6.97	(34.71)	5,612	1.33		3.27		71
(4.52)	(4.83)	—	(c)	11.35	(22.71)	9,301	1.31		2.31		47
(0.40)	(0.56)	—	(c)	20.03	18.76	8,636	1.33		1.36		122

$—	$(0.06)	$—		$10.13	(5.94)%	$911	2.06	%*	0.96	%*	13%
—	(0.16)	—		10.83	35.34	1,249	2.07		1.23		68
—	(0.16)	—		8.13	22.65	1,300	2.07		1.39		17
—	(0.33)	—	(c)	6.75	(35.18)	1,682	2.08		2.54		71
(4.52)	(4.67)	—	(c)	10.93	(23.35)	3,483	2.06		1.45		47
(0.40)	(0.45)	—	(c)	19.45	17.89	6,174	2.08		0.60		122

$—	$(0.10)	$—		$9.95	(5.86)%	$6,021	2.06	%*	0.99	%*	13%
—	(0.18)	—		10.68	35.18	6,397	2.07		1.20		68
—	(0.16)	—		8.05	22.64	4,559	2.07		1.41		17
—	(0.37)	—	(c)	6.69	(35.26)	4,366	2.08		2.57		71
(4.52)	(4.71)	—	(c)	10.91	(23.27)	6,571	2.06		1.51		47
(0.40)	(0.45)	—	(c)	19.45	17.86	8,359	2.08		0.61		122

$—	$(0.17)	$—		$10.51	(5.57)%	$2,044	1.31	%*	1.74	%*	13%
—	(0.25)	—		11.31	36.35	2,339	1.32		1.99		68
—	(0.22)	—		8.50	23.55	1,772	1.32		2.15		17
—	(0.42)	—	(c)	7.05	(34.71)	1,794	1.33		3.26		71
(4.52)	(4.75)	—	(c)	11.44	(22.71)	3,722	1.31		2.13		47
(0.40)	(0.58)	—	(c)	20.06	18.69	9,566	1.33		1.33		122

$—	$(0.22)	$—		$10.57	(5.33)%	$2,251	1.07	%*	2.00	%*	13%
—	(0.28)	—		11.40	36.63	1,231	1.07		2.20		68
—	(0.25)	—		8.57	23.71	724	1.05		2.41		17
—	(0.49)	—	(c)	7.12	(32.14)	711	0.99	*	5.56	*	71

$—	$(0.23)	$—		$11.04	(5.38)%	$45	0.97	%*	2.15	%*	13%
—	—(b )	—		11.91	36.74	20	0.97		2.22		68
—	(0.25)	—		8.71	23.93	987	0.95		2.48		17
—	(0.40)	—	(c)	7.22	(34.36)	2,322	0.93		3.38		71
(4.52)	(4.83)	—	(c)	11.62	(22.41)	10,486	0.91		2.73		47
(0.40)	(0.63)	—	(c)	20.32	19.14	11,196	0.92		1.69		122

$—	$(0.19)	$—		$10.72	(5.39)%	$19	1.22	%*	1.84	%*	13%
—	(0.26)	—		11.53	36.32	20	1.22		2.08		68
—	(0.23)	—		8.67	23.65	15	1.20		2.31		17
—	(0.44)	—	(c)	7.19	(34.53)	12	1.18		3.47		71
(4.52)	(4.64)	—	(c)	11.67	(22.60)	18	1.16		2.37		47
(0.40)	(0.59)	—	(c)	20.21	18.86	24	1.18		1.50		122
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
NFJ Dividend Value:
Class A
12/31/2011+	$12.01	$0.15	$(0.63)	$(0.48)	$(0.16)
6/30/2011	9.39	0.31	2.63	2.94	(0.32)
6/30/2010	8.59	0.35	0.80	1.15	(0.35)
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)
Class B
12/31/2011+	$12.11	$0.11	$(0.63)	$(0.52)	$(0.11)
6/30/2011	9.46	0.22	2.65	2.87	(0.22)
6/30/2010	8.59	0.27	0.80	1.07	(0.20)
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)
Class C
12/31/2011+	$12.05	$0.11	$(0.62)	$(0.51)	$(0.12)
6/30/2011	9.43	0.23	2.62	2.85	(0.23)
6/30/2010	8.57	0.27	0.80	1.07	(0.21)
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)
Class D
12/31/2011+	$12.03	$0.15	$(0.62)	$(0.47)	$(0.16)
6/30/2011	9.41	0.32	2.62	2.94	(0.32)
6/30/2010	8.61	0.34	0.82	1.16	(0.36)
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)
Class R
12/31/2011+	$11.97	$0.13	$(0.61)	$(0.48)	$(0.15)
6/30/2011	9.37	0.28	2.61	2.89	(0.29)
6/30/2010	8.56	0.32	0.81	1.13	(0.32)
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)
Class P
12/31/2011+	$12.09	$0.16	$(0.62)	$(0.46)	$(0.18)
6/30/2011	9.46	0.35	2.63	2.98	(0.35)
6/30/2010	8.66	0.37	0.82	1.19	(0.39)
7/7/2008† - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)
Institutional Class
12/31/2011+	$12.09	$0.17	$(0.63)	$(0.46)	$(0.18)
6/30/2011	9.46	0.35	2.64	2.99	(0.36)
6/30/2010	8.67	0.39	0.82	1.21	(0.42)
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)
Administrative Class
12/31/2011+	$12.14	$0.16	$(0.63)	$(0.47)	$(0.17)
6/30/2011	9.49	0.32	2.66	2.98	(0.33)
6/30/2010	8.69	0.37	0.81	1.18	(0.38)
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by less than 0.00%
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.

72	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.16)	$—		$11.37		(3.90)%		$1,627,526	1.06	%*	2.68	%*	17%
—	(0.32)	—		12.01		31.56		1,744,973	1.06		2.77		38
—	(0.35)	—	(b)	9.39		13.14		1,544,800	1.06		3.47		34
(0.63)	(1.01)	—	(b)	8.59	(c)(d)	(34.68	)(c)(d)	1,734,204	1.05		3.88		43
(0.91)	(1.32)	—	(b)	14.62		(13.79)		3,195,287	1.04		2.48		49
(0.29)	(0.62)	—	(b)	18.33		23.78		3,480,442	1.05		2.25		29

$—	$(0.11)	$—		$11.48		(4.23)%		$44,170	1.81	%*	1.90	%*	17%
—	(0.22)	—		12.11		30.55		60,863	1.81		1.99		38
—	(0.20)	—	(b)	9.46		12.34		78,691	1.81		2.68		34
(0.63)	(0.93)	—	(b)	8.59	(c)(e)	(35.17	)(c)(e)	122,648	1.80		3.02		43
(0.91)	(1.13)	—	(b)	14.61		(14.46)		308,543	1.79		1.68		49
(0.29)	(0.45)	—	(b)	18.25		22.80		485,664	1.80		1.50		29

$—	$(0.12)	$—		$11.42		(4.20)%		$423,916	1.81	%*	1.92	%*	17%
—	(0.23)	—		12.05		30.43		489,609	1.81		2.02		38
—	(0.21)	—	(b)	9.43		12.35		442,239	1.81		2.70		34
(0.63)	(0.93)	—	(b)	8.57	(c)(f)	(35.15	)(c)(f)	574,133	1.80		3.07		43
(0.91)	(1.13)	—	(b)	14.58		(14.42)		1,214,757	1.79		1.69		49
(0.29)	(0.46)	—	(b)	18.21		22.81		1,747,103	1.80		1.50		29

$—	$(0.16)	$—		$11.40		(3.79)%		$888,430	1.06	%*	2.69	%*	17%
—	(0.32)	—		12.03		31.53		842,689	1.06		2.80		38
—	(0.36)	—	(b)	9.41		13.16		517,086	1.06		3.43		34
(0.63)	(1.02)	—	(b)	8.61	(c)(g)	(34.67	)(c)(g)	700,909	1.05		4.26		43
(0.91)	(1.29)	—	(b)	14.66		(13.79)		376,899	1.04		2.40		49
(0.29)	(0.64)	—	(b)	18.34		23.75		698,390	1.05		2.25		29

$—	$(0.15)	$—		$11.34		(3.95)%		$227,422	1.31	%*	2.44	%*	17%
—	(0.29)	—		11.97		31.09		239,509	1.31		2.52		38
—	(0.32)	—	(b)	9.37		12.92		199,683	1.31		3.23		34
(0.63)	(0.99)	—	(b)	8.56	(c)(h)	(34.85	)(c)(h)	189,770	1.30		3.73		43
(0.91)	(1.28)	—	(b)	14.58		(13.98)		225,295	1.29		2.27		49
(0.29)	(0.60)	—	(b)	18.28		23.46		156,435	1.30		2.01		29

$—	$(0.18)	$—		$11.45		(3.75)%		$1,074,912	0.81	%*	2.93	%*	17%
—	(0.35)	—		12.09		31.81		1,173,849	0.81		3.08		38
—	(0.39)	—	(b)	9.46		13.49		222,202	0.80		3.72		34
(0.63)	(1.05)	—	(b)	8.66	(i)	(32.70	)(i)	325,300	0.77	*	4.91	*	43

$—	$(0.18)	$—		$11.45		(3.69)%		$2,345,349	0.71	%*	3.03	%*	17%
—	(0.36)	—		12.09		31.89		2,390,240	0.71		3.13		38
—	(0.42)	—	(b)	9.46		13.63		1,797,484	0.70		3.85		34
(0.63)	(1.05)	—	(b)	8.67	(c)(j)	(34.42	)(c)(j)	1,699,111	0.67		4.37		43
(0.91)	(1.42)	—	(b)	14.74		(13.48)		1,802,701	0.67		2.86		49
(0.29)	(0.70)	—	(b)	18.51		24.20		1,693,928	0.67		2.62		29

$—	$(0.17)	$—		$11.50		(3.81)%		$1,011,411	0.96	%*	2.78	%*	17%
—	(0.33)	—		12.14		31.67		1,132,586	0.96		2.87		38
—	(0.38)	—	(b)	9.49		13.34		947,218	0.95		3.62		34
(0.63)	(1.03)	—	(b)	8.69	(c)(k)	(34.62	)(c)(k)	756,172	0.92		4.13		43
(0.91)	(1.38)	—	(b)	14.78		(13.67)		745,713	0.92		2.68		49
(0.29)	(0.68)	—	(b)	18.55		23.91		408,959	0.91		2.33		29
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.54%. It the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.
(l)	Redemption fees were eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Large-Cap Value:
Class A
12/31/2011+	$14.64	$0.16	$(0.86)	$(0.70)	$(0.19)	$—	$(0.19)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)	—	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)	—	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)	—	(0.28)
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)	(0.62)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)	(0.68)
Class B
12/31/2011+	$14.65	$0.11	$(0.87)	$(0.76)	$(0.12)	$—	$(0.12)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)	—	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)	—	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)	(0.43)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)	(0.52)
Class C
12/31/2011+	$14.61	$0.11	$(0.87)	$(0.76)	$(0.13)	$—	$(0.13)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)	—	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)	—	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)	(0.44)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)	(0.53)
Class D
12/31/2011+	$14.60	$0.16	$(0.86)	$(0.70)	$(0.18)	$—	$(0.18)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)	—	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)	—	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)	—	(0.28)
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)	(0.62)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)	(0.70)
Class R
12/31/2011+	$14.71	$0.14	$(0.87)	$(0.73)	$(0.17)	$—	$(0.17)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)	—	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)	—	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)	—	(0.24)
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)	(0.61)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)	(0.67)
Class P
12/31/2011+	$14.86	$0.18	$(0.88)	$(0.70)	$(0.21)	$—	$(0.21)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)	—	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)	—	(0.31)
7/7/2008† - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)	—	(0.23)
Institutional Class
12/31/2011+	$14.68	$0.18	$(0.87)	$(0.69)	$(0.21)	$—	$(0.21)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)	—	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)	—	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)	—	(0.32)
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)	(0.71)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)	(0.75)
Administrative Class
12/31/2011+	$14.71	$0.16	$(0.86)	$(0.70)	$(0.16)	$—	$(0.16)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)	—	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)	—	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)	—	(0.29)
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)	(0.66)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)	(0.73)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

74	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$13.75	(4.74)%	$171,016	1.11	%*	2.35	%*	15%
—		14.64	28.69	208,662	1.11		2.07		19
—	(b)	11.62	13.37	220,368	1.11		2.23		26
—	(b)	10.46	(35.79)	282,001	1.12		2.58		52
—	(b)	16.69	(16.65)	363,486	1.10		1.88		39
—	(b)	20.69	21.09	211,263	1.12		1.63		26

$—		$13.77	(5.15)%	$18,879	1.86	%*	1.56	%*	15%
—		14.65	27.81	30,370	1.86		1.30		19
—	(b)	11.60	12.50	50,717	1.86		1.47		26
—	(b)	10.41	(36.27)	78,213	1.86		1.94		52
—	(b)	16.62	(17.31)	34,073	1.85		1.09		39
—	(b)	20.56	20.16	42,013	1.87		0.84		26

$—		$13.72	(5.13)%	$106,408	1.86	%*	1.60	%*	15%
—		14.61	27.74	125,271	1.86		1.31		19
—	(b)	11.59	12.48	120,375	1.86		1.48		26
—	(b)	10.41	(36.28)	145,216	1.86		1.87		52
—	(b)	16.62	(17.26)	126,016	1.85		1.12		39
—	(b)	20.56	20.17	95,578	1.87		0.86		26

$—		$13.72	(4.72)%	$446,381	1.11	%*	2.29	%*	15%
—		14.60	28.72	682,474	1.11		2.07		19
—	(b)	11.59	13.34	481,535	1.11		2.26		26
—	(b)	10.47	(35.76)	244,284	1.11		2.67		52
—	(b)	16.71	(16.68)	129,506	1.10		1.89		39
—	(b)	20.72	21.08	71,678	1.11		1.64		26

$—		$13.81	(4.92)%	$9,265	1.36	%*	2.10	%*	15%
—		14.71	28.41	11,483	1.36		1.81		19
—	(b)	11.67	13.17	10,627	1.36		1.99		26
—	(b)	10.48	(35.97)	12,707	1.36		2.23		52
—	(b)	16.72	(16.88)	20,901	1.34		1.64		39
—	(b)	20.77	20.76	1,694	1.36		1.43		26

$—		$13.95	(4.66)%	$9,816	0.86	%*	2.64	%*	15%
—		14.86	29.03	8,437	0.86		2.32		19
—	(b)	11.79	13.66	9,334	0.84		2.49		26
—	(b)	10.63	(33.25)	16,652	0.79	*	2.52	*	52

$—		$13.78	(4.61)%	$145,632	0.76	%*	2.71	%*	15%
—		14.68	29.18	174,202	0.76		2.41		19
—	(b)	11.65	13.86	185,043	0.74		2.60		26
—	(b)	10.51	(35.55)	220,835	0.71		2.97		52
—	(b)	16.77	(16.35)	349,924	0.70		2.30		39
—	(b)	20.81	21.52	161,445	0.72		2.01		26

$—		$13.85	(4.70)%	$6,596	1.00	%*	2.26	%*	15%
—		14.71	28.88	19,590	1.01		2.16		19
—	(b)	11.67	13.46	13,382	0.98		2.33		26
—	(b)	10.50	(35.68)	27,903	0.97		2.80		52
—	(b)	16.75	(16.66)	16,623	0.95		1.96		39
—	(b)	20.80	18.52	77	0.97	*	1.73	*	26
(c)	Redemption fees were eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Mid-Cap Value:
Class A
12/31/2011+	$17.73	$0.09		$(1.57)	$(1.48)	$(0.19)	$—		$(0.19)
6/30/2011	13.49	0.21		4.24	4.45	(0.21)	—		(0.21)
6/30/2010	11.22	0.27		2.20	2.47	(0.20)	—		(0.20)
6/30/2009	15.92	0.17		(4.68)	(4.51)	(0.19)	— (b)		(0.19)
6/30/2008	22.53	0.15		(2.56)	(2.41)	(0.04)	(4.16)		(4.20)
6/30/2007	21.58	0.07		4.04	4.11	—	(3.16)		(3.16)
Class B
12/31/2011+	$15.55	$0.02		$(1.38)	$(1.36)	$— (b)	$—	$	—(b )
6/30/2011	11.78	0.07		3.72	3.79	(0.02)	—		(0.02)
6/30/2010	9.83	0.15		1.92	2.07	(0.12)	—		(0.12)
6/30/2009	13.85	0.07		(4.05)	(3.98)	(0.04)	— (b)		(0.04)
6/30/2008	20.25	—	(c)	(2.24)	(2.24)	— (b)	(4.16)		(4.16)
6/30/2007	19.83	(0.08)		3.66	3.58	—	(3.16)		(3.16)
Class C
12/31/2011+	$15.19	$0.02		$(1.34)	$(1.32)	$(0.09)	$—		$(0.09)
6/30/2011	11.58	0.07		3.65	3.72	(0.11)	—		(0.11)
6/30/2010	9.67	0.14		1.89	2.03	(0.12)	—		(0.12)
6/30/2009	13.69	0.07		(4.01)	(3.94)	(0.08)	— (b)		(0.08)
6/30/2008	20.06	—	(c)	(2.21)	(2.21)	— (b)	(4.16)		(4.16)
6/30/2007	19.67	(0.08)		3.63	3.55	—	(3.16)		(3.16)
Class D
12/31/2011+	$17.86	$0.08		$(1.57)	$(1.49)	$(0.14)	$—		$(0.14)
6/30/2011	13.60	0.22		4.27	4.49	(0.23)	—		(0.23)
6/30/2010	11.30	0.27		2.22	2.49	(0.19)	—		(0.19)
6/30/2009	15.99	0.17		(4.70)	(4.53)	(0.16)	— (b)		(0.16)
6/30/2008	22.61	0.15		(2.57)	(2.42)	(0.04)	(4.16)		(4.20)
6/30/2007	21.65	0.07		4.05	4.12	—	(3.16)		(3.16)
Class R
12/31/2011+	$15.75	$0.06		$(1.39)	$(1.33)	$(0.17)	$—		$(0.17)
6/30/2011	12.00	0.15		3.77	3.92	(0.17)	—		(0.17)
6/30/2010	10.00	0.21		1.96	2.17	(0.17)	—		(0.17)
6/30/2009	14.21	0.13		(4.18)	(4.05)	(0.16)	— (b)		(0.16)
6/30/2008	20.60	0.09		(2.29)	(2.20)	(0.03)	(4.16)		(4.19)
6/30/2007	20.02	0.01		3.73	3.74	—	(3.16)		(3.16)
Class P
12/31/2011+	$15.23	$0.12		$(1.36)	$(1.24)	$(0.30)	$—		$(0.30)
2/28/2011† - 6/30/2011	14.98	0.08		0.17	0.25	—	—		—
Institutional Class
12/31/2011+	$18.72	$0.13		$(1.66)	$(1.53)	$(0.25)	$—		$(0.25)
6/30/2011	14.19	0.28		4.47	4.75	(0.22)	—		(0.22)
6/30/2010	11.78	0.34		2.30	2.64	(0.23)	—		(0.23)
6/30/2009	16.72	0.22		(4.91)	(4.69)	(0.25)	— (b)		(0.25)
6/30/2008	23.35	0.24		(2.68)	(2.44)	(0.03)	(4.16)		(4.19)
6/30/2007	22.19	0.16		4.16	4.32	—	(3.16)		(3.16)
Administrative Class
12/31/2011+	$18.19	$0.10		$(1.62)	$(1.52)	$(0.19)	$—		$(0.19)
6/30/2011	13.82	0.23		4.35	4.58	(0.21)	—		(0.21)
6/30/2010	11.50	0.30		2.24	2.54	(0.22)	—		(0.22)
6/30/2009	16.23	0.20		(4.78)	(4.58)	(0.15)	— (b)		(0.15)
6/30/2008	22.89	0.18		(2.61)	(2.43)	(0.07)	(4.16)		(4.23)
6/30/2007	21.86	0.11		4.08	4.19	—	(3.16)		(3.16)
+	Unaudited
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(e)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(f)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(g)	Capital Contribution from Affiliate increased the end of year net asset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.

76	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$16.06		(8.34)%		$396,247	1.26	%*	1.26	%*	1.11	%*	9%
—		17.73		33.15		467,858	1.26		1.26		1.27		55
—	(c)	13.49		21.95		399,876	1.26		1.26		1.99		24
—	(c)	11.22	(e)	(28.22	)(e)	324,938	1.21		1.22		1.46		201
—	(c)	15.92		(12.94)		536,274	1.19	(d)	1.19	(d)	0.78		82
—	(c)	22.53		20.30		757,708	1.23	(d)	1.23	(d)	0.32		112

$—		$14.19		(8.68)%		$31,839	2.01	%*	2.01	%*	0.33	%*	9%
—		15.55		32.19		53,608	2.01		2.01		0.52		55
—	(c)	11.78		21.01		67,547	2.01		2.01		1.28		24
—	(c)	9.83	(f)	(28.72	)(f)	137,480	1.96		1.97		0.69		201
—	(c)	13.85		(13.60)		328,870	1.94	(d)	1.94	(d)	0.01		82
—	(c)	20.25		19.34		581,822	1.98	(d)	1.98	(d)	(0.43)		112

$—		$13.78		(8.70)%		$194,348	2.01	%*	2.01	%*	0.36	%*	9%
—		15.19		32.19		232,335	2.01		2.01		0.52		55
—	(c)	11.58		21.02		209,921	2.01		2.01		1.25		24
—	(c)	9.67	(g)	(28.74	)(g)	207,823	1.96		1.97		0.71		201
—	(c)	13.69		(13.62)		389,634	1.94	(d)	1.94	(d)	0.02		82
—	(c)	20.06		19.40		621,339	1.98	(d)	1.98	(d)	(0.43)		112

$—		$16.23		(8.35)%		$13,224	1.26	%*	1.26	%*	0.98	%*	9%
—		17.86		33.15		38,286	1.26		1.26		1.29		55
—	(c)	13.60		22.01		7,821	1.26		1.26		2.01		24
—	(c)	11.30	(h)	(28.22	)(h)	9,093	1.21		1.22		1.46		201
—	(c)	15.99		(12.97)		19,396	1.19	(d)	1.19	(d)	0.77		82
—	(c)	22.61		20.32		33,563	1.23	(d)	1.23	(d)	0.33		112

$—		$14.25		(8.45)%		$12,887	1.51	%*	1.51	%*	0.85	%*	9%
—		15.75		32.82		15,530	1.51		1.51		1.02		55
—	(c)	12.00		21.73		13,304	1.51		1.51		1.75		24
—	(c)	10.00	(i)	(28.41	)(i)	14,099	1.46		1.47		1.21		201
—	(c)	14.21		(13.19)		25,561	1.44	(d)	1.44	(d)	0.54		82
—	(c)	20.60		20.06		33,816	1.48	(d)	1.48	(d)	0.07		112

$—		$13.69		(8.16)%		$2,535	1.01	%*	1.01	%*	1.68	%*	9%
—		15.23		1.67		75	1.00	*	1.00	*	1.63		55

$—		$16.94		(8.18)%		$16,144	0.91	%*	0.91	%*	1.48	%*	9%
—		18.72		33.61		24,763	0.91		0.91		1.64		55
—	(c)	14.19		22.40		16,402	0.90		0.90		2.39		24
—	(c)	11.78	(j)	(27.90	)(j)	22,898	0.81		0.82		1.86		201
—	(c)	16.72		(12.60)		27,970	0.79	(d)	0.79	(d)	1.16		82
—	(c)	23.35		20.77		57,350	0.83	(d)	0.83	(d)	0.73		112

$—		$16.48		(8.33)%		$5,830	1.16	%*	1.16	%*	1.21	%*	9%
—		18.19		33.28		6,683	1.16		1.16		1.39		55
—	(c)	13.82		22.10		7,726	1.15		1.15		2.17		24
—	(c)	11.50	(k)	(28.12	)(k)	9,800	1.06		1.07		1.57		201
—	(c)	16.23		(12.83)		40,749	1.04	(d)	1.04	(d)	0.89		82
—	(c)	22.89		20.46		80,521	1.08	(d)	1.08	(d)	0.48		112
(h)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(i)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(j)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(k)	Capital Contribution from Affiliate increased the end of year net asset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.
(l)	Redemption fees were eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
NFJ Small-Cap Value:
Class A
12/31/2011+	$30.67	$0.23	$(1.79)	$(1.56)	$(0.44)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)
6/30/2010	19.25	0.45	4.26	4.71	(0.44)
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)
Class B
12/31/2011+	$29.60	$0.11	$(1.73)	$(1.62)	$— (c)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)
6/30/2010	18.50	0.27	4.09	4.36	(0.27)
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)
Class C
12/31/2011+	$29.32	$0.12	$(1.72)	$(1.60)	$(0.22)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)
6/30/2010	18.44	0.27	4.08	4.35	(0.29)
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)
Class D
12/31/2011+	$31.42	$0.23	$(1.84)	$(1.61)	$(0.43)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)
6/30/2010	19.68	0.47	4.34	4.81	(0.43)
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)
Class R
12/31/2011+	$31.40	$0.20	$(1.84)	$(1.64)	$(0.36)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)
6/30/2010	19.57	0.40	4.33	4.73	(0.23)
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)
Class P
12/31/2011+	$32.06	$0.28	$(1.87)	$(1.59)	$(0.53)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)
6/30/2010	20.08	0.54	4.44	4.98	(0.52)
7/7/2008† - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)
Institutional Class
12/31/2011+	$32.17	$0.30	$(1.88)	$(1.58)	$(0.56)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)
6/30/2010	20.13	0.57	4.45	5.02	(0.52)
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)
Administrative Class
12/31/2011+	$30.65	$0.25	$(1.80)	$(1.55)	$(0.48)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)
6/30/2010	19.24	0.49	4.25	4.74	(0.48)
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.

78	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(l)		Net Asset Value End of Period		Total Return (m)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.85)	$(1.29)	$—		$27.82		(4.98)%		$2,211,331	1.19	%*	1.19	%*	1.60	%*	9%
—	(0.42)	—		30.67		32.33		2,560,148	1.18		1.18		1.14		26
—	(0.44)	—	(b)	23.52		24.53		2,048,233	1.20		1.20		1.94		21
(2.19)	(2.53)	—	(b)	19.25	(d)	(23.95	)(d)	1,808,029	1.22		1.23		2.20		33
(2.99)	(3.52)	—	(b)	28.92		(7.01)		1,690,712	1.22		1.22		1.35		33
(2.52)	(3.07)	—	(b)	34.77		21.25		1,961,925	1.22		1.22		2.38		27

$(0.85)	$(0.85)	$—		$27.13		(5.36)%		$18,814	1.93	%*	1.93	%*	0.77	%*	9%
—	(0.07)	—		29.60		31.36		38,545	1.93		1.93		0.54		26
—	(0.27)	—	(b)	22.59		23.59		78,482	1.95		1.95		1.22		21
(2.19)	(2.27)	—	(b)	18.50	(e)	(24.53	)(e)	105,915	1.97		1.98		1.45		33
(2.99)	(3.27)	—	(b)	27.78		(7.71)		199,797	1.97		1.97		0.59		33
(2.52)	(2.85)	—	(b)	33.52		20.37		288,895	1.97		1.97		1.62		27

$(0.85)	$(1.07)	$—		$26.65		(5.35)%		$353,954	1.94	%*	1.94	%*	0.85	%*	9%
—	(0.22)	—		29.32		31.36		410,818	1.93		1.93		0.42		26
—	(0.29)	—	(b)	22.50		23.63		378,443	1.95		1.95		1.20		21
(2.19)	(2.34)	—	(b)	18.44	(f)	(24.56	)(f)	370,755	1.97		1.98		1.45		33
(2.99)	(3.28)	—	(b)	27.81		(7.66)		475,710	1.97		1.97		0.60		33
(2.52)	(2.85)	—	(b)	33.56		20.32		592,171	1.97		1.97		1.62		27

$(0.85)	$(1.28)	$—		$28.53		(5.02)%		$128,432	1.19	%*	1.19	%*	1.60	%*	9%
—	(0.40)	—		31.42		32.33		150,210	1.18		1.18		1.16		26
—	(0.43)	—	(b)	24.06		24.57		131,235	1.20		1.20		2.00		21
(2.19)	(2.61)	—	(b)	19.68	(g)	(23.95	)(g)	196,748	1.21		1.22		2.18		33
(2.99)	(3.50)	—	(b)	29.61		(7.01)		17,879	1.22		1.22		1.34		33
(2.52)	(3.07)	—	(b)	35.49		21.24		5,368	1.22		1.22		2.38		27

$(0.85)	$(1.21)	$—		$28.55		(5.13)%		$152,363	1.44	%*	1.44	%*	1.35	%*	9%
—	(0.35)	—		31.40		32.05		175,290	1.43		1.43		0.89		26
—	(0.23)	—	(b)	24.07		24.23		137,095	1.45		1.45		1.69		21
(2.19)	(2.49)	—	(b)	19.57	(h)	(24.15	)(h)	95,431	1.47		1.47		1.93		33
(2.99)	(3.34)	—	(b)	29.37		(7.23)		51,498	1.47		1.47		1.11		33
(2.52)	(3.00)	—	(b)	35.15		20.93		76,297	1.47		1.47		2.17		27

$(0.85)	$(1.38)	$—		$29.09		(4.87)%		$83,198	0.94	%*	0.94	%*	1.88	%*	9%
—	(0.46)	—		32.06		32.64		82,009	0.93		0.93		1.32		26
—	(0.52)	—	(b)	24.54		24.94		52,661	0.94		0.94		2.24		21
(2.19)	(2.63)	—	(b)	20.08	(i)	(19.76	)(i)	66,639	0.90	*	0.90	*	2.22	*	33

$(0.85)	$(1.41)	$—		$29.18		(4.81)%		$2,595,062	0.79	%*	0.84	%*	2.00	%*	9%
—	(0.51)	—		32.17		32.88		2,876,467	0.78		0.83		1.53		26
—	(0.52)	—	(b)	24.63		25.03		2,090,160	0.80		0.83		2.34		21
(2.19)	(2.61)	—	(b)	20.13	(j)	(23.64	)(j)	1,780,607	0.82		0.83		2.60		33
(2.99)	(3.60)	—	(b)	30.08		(6.63)		1,198,175	0.82		0.82		1.75		33
(2.52)	(3.17)	—	(b)	35.97		21.71		962,528	0.82		0.82		2.82		27

$(0.85)	$(1.33)	$—		$27.77		(4.93)%		$1,304,123	1.04	%*	1.09	%*	1.74	%*	9%
—	(0.46)	—		30.65		32.54		1,577,240	1.03		1.08		1.27		26
—	(0.48)	—	(b)	23.50		24.75		1,069,772	1.05		1.08		2.09		21
(2.19)	(2.55)	—	(b)	19.24	(k)	(23.85	)(k)	776,986	1.07		1.08		2.36		33
(2.99)	(3.64)	—	(b)	28.91		(6.84)		666,419	1.07		1.07		1.50		33
(2.52)	(3.11)	—	(b)	34.83		21.44		903,752	1.07		1.07		2.55		27
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.
(l)	Redemption fees were eliminated effective May 1, 2009.
(m)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Focused Growth:
Class A
12/31/2011+	$17.69	$0.02	$(2.23)	$(2.21)	$(1.15)
6/30/2011	13.41	(0.10)	4.38	4.28	—
6/30/2010	12.34	(0.12)	1.19	1.07	—
6/30/2009	15.65	(0.06)	(3.25)	(3.31)	—
6/30/2008	16.18	(0.12)	0.10	(0.02)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
Class C
12/31/2011+	$16.99	$(0.04)	$(2.12)	$(2.16)	$(1.15)
6/30/2011	12.98	(0.23)	4.24	4.01	—
6/30/2010	12.04	(0.22)	1.16	0.94	—
6/30/2009	15.37	(0.15)	(3.18)	(3.33)	—
6/30/2008	16.02	(0.24)	0.10	(0.14)	(0.51)
6/30/2007	13.53	(0.16)	2.65	2.49	—
Class D
12/31/2011+	$17.67	$0.02	$(2.22)	$(2.20)	$(1.15)
6/30/2011	13.40	(0.11)	4.38	4.27	—
6/30/2010	12.33	(0.11)	1.18	1.07	—
6/30/2009	15.64	(0.05)	(3.26)	(3.31)	—
6/30/2008	16.18	(0.12)	0.09	(0.03)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
Class P
12/31/2011+	$17.97	$0.03	$(2.24)	$(2.21)	$(1.15)
6/30/2011	13.59	(0.06)	4.44	4.38	—
6/30/2010	12.48	(0.08)	1.19	1.11	—
7/7/2008† - 6/30/2009	15.32	(0.02)	(2.82)	(2.84)	—
Institutional Class
12/31/2011+	$18.04	$0.05	$(2.27)	$(2.22)	$(1.15)
6/30/2011	13.63	(0.05)	4.46	4.41	—
6/30/2010	12.49	(0.06)	1.20	1.14	—
6/30/2009	15.79	(0.01)	(3.29)	(3.30)	—
6/30/2008	16.26	(0.05)	0.09	0.04	(0.51)
6/30/2007	13.57	— (b)	2.69	2.69	—
Administrative Class
12/31/2011+	$17.81	$0.02	$(2.23)	$(2.21)	$(1.15)
6/30/2011	13.48	(0.09)	4.42	4.33	—
6/30/2010	12.39	(0.11)	1.20	1.09	—
6/30/2009	15.70	(0.04)	(3.27)	(3.31)	—
6/30/2008	16.21	(0.09)	0.09	—	(0.51)
6/30/2007	13.56	(0.03)	2.68	2.65	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

80	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(d)		Net Asset Value End of Period		Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$14.33		(12.30)%	$3,538	1.52	%*	1.61	%*	0.21%*	82%
—		17.69		31.92	4,961	1.59		1.66		(0.63)	70
—		13.41	(c)	8.67 (c)	3,816	1.71		1.71		(0.82)	102
—	(b)	12.34		(21.15)	2,051	1.71		1.71		(0.51)	139
—		15.65		(0.46)	2,273	1.80		1.80		(0.72)	107
—		16.18		19.23	810	1.69		1.69		(0.37)	177

$—		$13.68		(12.56)%	$1,290	2.27	%*	2.35	%*	(0.52)%*	82%
—		16.99		30.89	1,681	2.35		2.42		(1.42)	70
—		12.98	(c)	7.89 (c)	1,583	2.46		2.46		(1.57)	102
—	(b)	12.04		(21.67)	553	2.47		2.47		(1.27)	139
—		15.37		(1.28)	488	2.56		2.56		(1.47)	107
—		16.02		18.39	68	2.42		2.42		(1.03)	177

$—		$14.32		(12.26)%	$439	1.52	%*	1.61	%*	0.22%*	82%
—		17.67		31.87	583	1.59		1.66		(0.64)	70
—		13.40	(c)	8.68 (c)	611	1.71		1.71		(0.79)	102
—	(b)	12.33		(21.16)	185	1.70		1.70		(0.44)	139
—		15.64		(0.52)	73	1.81		1.81		(0.71)	107
—	(b)	16.18		19.32	26	1.69		1.69		(0.35)	177

$—		$14.61		(12.16)%	$144	1.27	%*	1.36	%*	0.41%*	82%
—		17.97		32.23	230	1.34		1.41		(0.37)	70
—		13.59	(c)	8.97 (c)	111	1.45		1.45		(0.56)	102
—	(b)	12.48		(18.54)	8	1.41	*	1.41	*	(0.17)*	139

$—		$14.67		(12.16)%	$1,943	1.17	%*	1.25	%*	0.57%*	82%
—		18.04		32.36	2,210	1.25		1.32		(0.29)	70
—		13.63	(c)	9.13 (c)	2,804	1.34		1.34		(0.45)	102
—	(b)	12.49		(20.90)	2,571	1.31		1.31		(0.09)	139
—		15.79		(0.08)	3,249	1.38		1.38		(0.29)	107
—	(b)	16.26		19.73	3,251	1.29		1.29		0.03	177

$—		$14.45		(12.22)%	$124	1.43	%*	1.52	%*	0.24%*	82%
—		17.81		32.12	216	1.50		1.57		(0.56)	70
—		13.48	(c)	8.88 (c)	321	1.63		1.63		(0.72)	102
—	(b)	12.39		(21.08)	9	1.57		1.57		(0.34)	139
—		15.70		(0.33)	11	1.63		1.63		(0.54)	107
—	(b)	16.21		19.45	11	1.54		1.54		(0.22)	177

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	81

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Large-Cap Growth:
Class A
12/31/2011+	$13.94	$0.01		$(1.14)	$(1.13)	$— (b)
6/30/2011	10.83	—	(c)	3.12	3.12	(0.01)
6/30/2010	10.07	—	(c)	0.80	0.80	(0.04)
6/30/2009	12.94	0.04		(2.66)	(2.62)	(0.03)
6/30/2008	15.04	0.02		(0.89)	(0.87)	(0.03)
6/30/2007	13.67	0.02		2.13	2.15	(0.04)
Class B
12/31/2011+	$13.15	$(0.04)		$(1.07)	$(1.11)	$— (b)
6/30/2011	10.29	(0.09)		2.95	2.86	— (b)
6/30/2010	9.61	(0.08)		0.76	0.68	— (b)
6/30/2009	12.41	(0.03)		(2.55)	(2.58)	—
6/30/2008	14.55	(0.08)		(0.86)	(0.94)	—
6/30/2007	13.30	(0.09)		2.08	1.99	—
Class C
12/31/2011+	$13.18	$(0.04)		$(1.07)	$(1.11)	$— (b)
6/30/2011	10.31	(0.09)		2.96	2.87	— (b)
6/30/2010	9.63	(0.08)		0.76	0.68	— (b)
6/30/2009	12.44	(0.03)		(2.56)	(2.59)	—
6/30/2008	14.57	(0.08)		(0.85)	(0.93)	—
6/30/2007	13.33	(0.09)		2.07	1.98	—
Class D
12/31/2011+	$13.94	$0.01		$(1.14)	$(1.13)	$— (b)
6/30/2011	10.83	—	(c)	3.11	3.11	— (b)
6/30/2010	10.06	—	(c)	0.81	0.81	(0.04)
6/30/2009	12.92	0.04		(2.66)	(2.62)	(0.02)
6/30/2008	15.03	0.02		(0.90)	(0.88)	(0.03)
6/30/2007	13.61	0.02		2.14	2.16	—
Class R
12/31/2011+	$13.89	$—	(b)	$(1.14)	$(1.14)	$— (b)
6/30/2011	10.82	(0.04	)(c)	3.11	3.07	— (b)
6/30/2010	10.05	(0.03)		0.81	0.78	(0.01)
6/30/2009	12.91	0.02		(2.66)	(2.64)	—
6/30/2008	15.03	(0.01)		(0.91)	(0.92)	—
6/30/2007	13.64	(0.02)		2.15	2.13	—
Class P
12/31/2011+	$14.17	$0.02		$(1.16)	$(1.14)	$— (b)
6/30/2011	11.00	0.03		3.18	3.21	(0.04)
6/30/2010	10.23	0.03		0.81	0.84	(0.07)
7/7/2008† - 6/30/2009	12.92	0.08		(2.46)	(2.38)	(0.09)
Institutional Class
12/31/2011+	$14.23	$0.04		$(1.17)	$(1.13)	$(0.03)
6/30/2011	11.04	0.05		3.18	3.23	(0.04)
6/30/2010	10.25	0.05		0.81	0.86	(0.07)
6/30/2009	13.18	0.08		(2.72)	(2.64)	(0.07)
6/30/2008	15.29	0.08		(0.91)	(0.83)	(0.08)
6/30/2007	13.83	0.07		2.17	2.24	(0.04)
Administrative Class
12/31/2011+	$14.05	$0.02		$(1.15)	$(1.13)	$— (b)
6/30/2011	10.92	0.01		3.15	3.16	(0.03)
6/30/2010	10.15	0.02		0.81	0.83	(0.06)
6/30/2009	13.05	0.06		(2.69)	(2.63)	(0.05)
6/30/2008	15.22	0.04		(0.90)	(0.86)	(0.11)
6/30/2007	13.77	0.04		2.17	2.21	(0.02)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

82	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions		Fund Redemption Fees (a)(f)		Net Asset Value End of Period		Total Return (g)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$— (b)	$—		$12.81		(8.11)%	$54,645	1.11	%*	0.18%*	19%
—		(0.01)	—		13.94		28.78	63,840	1.11		0.01	69
—		(0.04)	—	(c)	10.83	(d)	7.90 (d)	49,858	1.11		0.03	45
(0.22)		(0.25)	—	(c)	10.07		(19.87)	38,641	1.12		0.40	61
(1.20)		(1.23)	—	(c)	12.94		(6.81)	48,172	1.11		0.16	69
(0.74)		(0.78)	—	(c)	15.04		16.06	51,136	1.11		0.11	54

$—		$— (b)	$—		$12.04		(8.44)%	$2,015	1.86	%*	(0.59)%*	19%
—		— (b)	—		13.15		27.79	3,114	1.86		(0.76)	69
—		— (b)	—	(c)	10.29	(d)	7.09 (d)	4,533	1.86		(0.73)	45
(0.22)		(0.22)	—	(c)	9.61		(20.47)	4,714	1.87		(0.36)	61
(1.20)		(1.20)	—	(c)	12.41		(7.52)	8,012	1.86		(0.59)	69
(0.74)		(0.74)	—	(c)	14.55		15.30	10,770	1.86		(0.64)	54

$—		$— (b)	$—		$12.07		(8.42)%	$7,353	1.86	%*	(0.58)%*	19%
—		— (b)	—		13.18		27.84	9,801	1.86		(0.74)	69
—		— (b)	—	(c)	10.31	(d)	7.08 (d)	8,145	1.86		(0.72)	45
(0.22)		(0.22)	—	(c)	9.63		(20.50)	6,151	1.87		(0.35)	61
(1.20)		(1.20)	—	(c)	12.44		(7.44)	8,407	1.86		(0.59)	69
(0.74)		(0.74)	—	(c)	14.57		15.19	10,862	1.86		(0.64)	54

$—		$— (b)	$—		$12.81		(8.11)%	$31,518	1.11	%*	0.18%*	19%
—		— (b)	—		13.94		28.76	35,106	1.11		— (e)	69
—		(0.04)	—	(c)	10.83	(d)	7.91 (d)	32,173	1.11		0.03	45
(0.22)		(0.24)	—	(c)	10.06		(19.88)	20,748	1.12		0.39	61
(1.20)		(1.23)	—	(c)	12.92		(6.77)	32,447	1.11		0.16	69
(0.74)		(0.74)	—	(c)	15.03		16.06	42,306	1.11		0.11	54

$—		$— (b)	$—		$12.75		(8.20)%	$321	1.36	%*	(0.07)%*	19%
—		— (b)	—		13.89		28.37	374	1.36		(0.30)	69
—		(0.01)	—	(c)	10.82	(d)	7.73 (d)	4,376	1.36		(0.23)	45
(0.22)		(0.22)	—	(c)	10.05		(20.13)	3,980	1.37		0.16	61
(1.20)		(1.20)	—	(c)	12.91		(7.06)	4,668	1.36		(0.09)	69
(0.74)		(0.74)	—	(c)	15.03		15.88	4,916	1.36		(0.14)	54

$—	$	—(b )	$—		$13.03		(8.04)%	$704	0.86	%*	0.35%*	19%
—		(0.04)	—		14.17		29.06	2,692	0.86		0.25	69
—		(0.07)	—	(c)	11.00	(d)	8.28 (d)	2,433	0.85		0.29	45
(0.22)		(0.31)	—	(c)	10.23		(17.98)	2,216	0.81	*	0.84 *	61

$—		$(0.03)	$—		$13.07		(7.97)%	$269,481	0.76	%*	0.53%*	19%
—		(0.04)	—		14.23		29.30	313,932	0.76		0.36	69
—		(0.07)	—	(c)	11.04	(d)	8.26 (d)	246,783	0.75		0.39	45
(0.22)		(0.29)	—	(c)	10.25		(19.53)	240,441	0.72		0.80	61
(1.20)		(1.28)	—	(c)	13.18		(6.47)	349,529	0.71		0.56	69
(0.74)		(0.78)	—	(c)	15.29		16.59	348,598	0.71		0.51	54

$—	$	—(b )	$—		$12.92		(8.04)%	$33,027	1.01	%*	0.28%*	19%
—		(0.03)	—		14.05		28.92	37,017	1.01		0.11	69
—		(0.06)	—	(c)	10.92	(d)	8.10 (d)	33,725	1.00		0.14	45
(0.22)		(0.27)	—	(c)	10.15		(19.78)	16,555	0.97		0.56	61
(1.20)		(1.31)	—	(c)	13.05		(6.69)	19,559	0.96		0.28	69
(0.74)		(0.76)	—	(c)	15.22		16.37	65,777	0.96		0.26	54
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than 0.005%.
(f)	Redemption fees were eliminated effective May 1, 2009.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	83

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Mid-Cap:
Class A
12/31/2011+	$3.28	$(0.01)	$(0.42)	$(0.43)	$—
6/30/2011	2.36	(0.01)	0.93	0.92	—	(b)
6/30/2010	1.95	(0.01)	0.42	0.41	—	(b)
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—
6/30/2007	2.89	(0.01)	0.57	0.56	—
Class B
12/31/2011+	$3.08	$(0.02)	$(0.39)	$(0.41)	$—
6/30/2011	2.23	(0.03)	0.88	0.85	—	(b)
6/30/2010	1.86	(0.03)	0.40	0.37	—	(b)
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—
6/30/2007	2.83	(0.03)	0.56	0.53	—
Class C
12/31/2011+	$3.06	$(0.02)	$(0.38)	$(0.40)	$—
6/30/2011	2.22	(0.03)	0.87	0.84	—	(b)
6/30/2010	1.85	(0.03)	0.40	0.37	—	(b)
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—
6/30/2007	2.82	(0.03)	0.56	0.53	—
Class D
12/31/2011+	$3.33	$(0.01)	$(0.43)	$(0.44)	$—
6/30/2011	2.39	(0.01)	0.95	0.94	—	(b)
6/30/2010	1.98	(0.01)	0.42	0.41	—	(b)
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—
6/30/2007	2.92	(0.01)	0.58	0.57	—
Class R
12/31/2011+	$3.29	$(0.01)	$(0.42)	$(0.43)	$—
6/30/2011	2.38	(0.02)	0.93	0.91	—	(b)
6/30/2010	1.97	(0.02)	0.43	0.41	—	(b)
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—
6/30/2007	2.92	(0.02)	0.59	0.57	—
Institutional Class
12/31/2011+	$3.49	$— (b)	$(0.45)	$(0.45)	$—
6/30/2011	2.51	— (b)	0.99	0.99	(0.01)
6/30/2010	2.07	— (b)	0.44	0.44	—	(b)
6/30/2009	2.81	— (c)	(0.73)	(0.73)	—
6/30/2008	3.01	— (c)	(0.17)	(0.17)	—
6/30/2007	2.99	— (b)	0.60	0.60	—
Administrative Class
12/31/2011+	$3.37	$— (b)	$(0.43)	$(0.43)	$—
6/30/2011	2.43	(0.01)	0.96	0.95	(0.01)
6/30/2010	2.01	(0.01)	0.43	0.42	—	(b)
6/30/2009	2.74	— (b)	(0.72)	(0.72)	—
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—
6/30/2007	2.94	(0.01)	0.59	0.58	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

84	Allianz Domestic Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(e)		Net Asset Value End of Period		Total Return (f)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.10)	$(0.10)	$—		$2.75		(13.05)%	$9,314	1.13	%*	(0.41)%*	57%
—	— (b)	—		3.28	(d)	39.17 (d)	11,498	1.13		(0.46)	133
—	— (b)	—		2.36		21.03	5,496	1.14		(0.46)	110
(0.01)	(0.01)	—	(c)	1.95		(26.34)	2,608	1.14		(0.20)	139
(0.03)	(0.03)	—	(c)	2.67		(6.40)	3,146	1.13		(0.35)	107
(0.58)	(0.58)	—	(c)	2.87		21.69	3,640	1.17		(0.49)	102

$(0.10)	$(0.10)	$—		$2.57		(13.24)%	$1,399	1.88	%*	(1.18)%*	57%
—	— (b)	—		3.08	(d)	38.12 (d)	2,344	1.88		(1.19)	133
—	— (b)	—		2.23		19.90	1,950	1.89		(1.19)	110
(0.01)	(0.01)	—	(c)	1.86		(26.98)	1,260	1.89		(0.96)	139
(0.03)	(0.03)	—	(c)	2.56		(6.97)	1,913	1.89		(1.11)	107
(0.58)	(0.58)	—	(c)	2.78		21.08	2,412	1.92		(1.24)	102

$(0.10)	$(0.10)	$—		$2.56		(13.01)%	$4,558	1.88	%*	(1.17)%*	57%
—	— (b)	—		3.06	(d)	37.84 (d)	5,942	1.88		(1.21)	133
—	— (b)	—		2.22		20.01	2,964	1.89		(1.19)	110
(0.01)	(0.01)	—	(c)	1.85		(27.09)	2,042	1.88		(0.95)	139
(0.03)	(0.03)	—	(c)	2.55		(6.99)	2,264	1.89		(1.11)	107
(0.58)	(0.58)	—	(c)	2.77		21.17	2,764	1.92		(1.25)	102

$(0.10)	$(0.10)	$—		$2.79		(13.15)%	$1,470	1.13	%*	(0.41)%*	57%
—	— (b)	—		3.33	(d)	39.38 (d)	1,807	1.13		(0.45)	133
—	— (b)	—		2.39		20.80	1,421	1.14		(0.43)	110
(0.01)	(0.01)	—	(c)	1.98		(26.32)	638	1.14		(0.21)	139
(0.03)	(0.03)	—	(c)	2.70		(6.31)	927	1.13		(0.35)	107
(0.58)	(0.58)	—	(c)	2.91		21.86	973	1.17		(0.49)	102

$(0.10)	$(0.10)	$—		$2.76		(13.01)%	$1,608	1.38	%*	(0.66)%*	57%
—	— (b)	—		3.29	(d)	38.98 (d)	1,832	1.38		(0.71)	133
—	— (b)	—		2.38		20.41	619	1.38		(0.68)	110
(0.01)	(0.01)	—	(c)	1.97		(26.42)	76	1.38		(0.36)	139
(0.03)	(0.03)	—	(c)	2.69		(6.66)	24	1.39		(0.73)	107
(0.58)	(0.58)	—	(c)	2.91		21.86	231	1.38		(0.70)	102

$(0.10)	$(0.10)	$—		$2.94		(12.83)%	$46,628	0.78	%*	(0.06)%*	57%
—	(0.01)	—		3.49	(d)	39.90 (d)	55,460	0.78		(0.09)	133
—	— (b)	—		2.51		20.93	40,206	0.78		(0.08)	110
(0.01)	(0.01)	—	(c)	2.07		(26.00)	35,085	0.74		0.19	139
(0.03)	(0.03)	—	(c)	2.81		(6.08)	64,922	0.73		0.05	107
(0.58)	(0.58)	—	(c)	3.01		22.75	74,623	0.77		(0.10)	102

$(0.10)	$(0.10)	$—		$2.84		(12.69)%	$2,482	1.03	%*	(0.31)%*	57%
—	(0.01)	—		3.37	(d)	39.11 (d)	2,923	1.03		(0.35)	133
—	— (b)	—		2.43		20.92	74	1.03		(0.28)	110
(0.01)	(0.01)	—	(c)	2.01		(26.30)	11	0.99		(0.16)	139
(0.03)	(0.03)	—	(c)	2.74		(6.23)	1,104	0.98		(0.20)	107
(0.58)	(0.58)	—	(c)	2.94		22.44	1,272	1.02		(0.32)	102
(e)	Redemption fees were eliminated effective May 1, 2009.
(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz Domestic Stock Funds Semiannual Report	85

Notes to Financial Statements

December 31, 2011 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-two separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently the Trust may offer up to seven classes of shares to new and existing investors: A, C, D, R, P, Institutional and Administrative. Class B shares are not available for purchase except through exchange and dividend reinvestments. These financial statements pertain to thirteen of the Funds offered by the Trust.

Effective February 28, 2011, NFJ Renaissance Fund, (now NFJ Mid-Cap Value Fund), launched Class P shares and AGIC Income & Growth Fund launched Class R shares.

Effective November 29, 2011, AGIC Mid-Cap Growth Fund and NFJ Mid-Cap Value Fund liquidated.

Effective December 1, 2011, AGIC Systematic Growth Fund changed its name to AGIC U.S. Managed Volatility Fund, RCM Strategic Growth Fund changed its name to RCM Focused Growth Fund and NFJ Renaissance Fund changed its name to NFJ Mid-Cap Value Fund.

The investment objective of AGIC Opportunity, AGIC Target, AGIC U.S. Managed Volatility, RCM Focused Growth, RCM Large-Cap Growth and RCM Mid-Cap is to seek long-term capital appreciation. The investment objective of AGIC Growth, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AGIC Income & Growth is to seek total return comprised of current income, current gains and capital appreciation.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

86	Allianz Domestic Stock Funds Semiannual Report	12.31.11

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds’ utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2011 in valuing each Fund’s assets and liabilities is listed below (refer to Schedules of Investments for detail information on Investments in Securities (amounts in thousands):

AGIC Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$543,341	—	—	$543,341
Repurchase Agreements	—	$35,582	—	35,582
Total Investments	$543,341	$35,582	—	$578,923

12.31.11	Allianz Domestic Stock Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

AGIC Income & Growth :
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Utilities	—	$4,690	$1,650	$6,340
All Other	—	249,025	—	249,025
Common Stock	$252,553	—	—	252,553
Convertible Bonds	—	221,830	—	221,830
Convertible Preferred Stock:
Diversified Financial Services	2,153	3,073	—	5,226
Financial Services	3,361	2,808	—	6,169
Household Durables	—	837	—	837
Insurance	2,560	341	—	2,901
IT Services	—	679	—	679
Oil & Gas	—	412	—	412
Road/Rail	—	2,191	—	2,191
All Other	14,675	—	—	14,675
Repurchase Agreements	—	15,145	—	15,145
Total Investments in Securities – Assets	$275,302	$501,031	$1,650	$777,983

Investments in Securities – Liabilities
Options Written, at value
Market Price	$(676)	—	—	$(676)
Total Investments	$274,626	$501,031	$1,650	$777,307

AGIC Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$206,447	—	—	$206,447
Repurchase Agreements	—	$650	—	650
Total Investments	$206,447	$650	—	$207,097

AGIC Target:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$262,837	—	—	$262,837
Repurchase Agreements	—	$18,215	—	18,215
Total Investments	$262,837	$18,215	—	$281,052

AGIC U.S. Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$17,938	—	—	$17,938
Repurchase Agreements	—	$336	—	336
Total Investments	$17,938	$336	—	$18,274

88	Allianz Domestic Stock Funds Semiannual Report	12.31.11

NFJ All-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Oil, Gas & Consumable Fuels	$3,093	—	$—	(a)	$3,093
All Other	18,583	—	—		18,583
Preferred Stock	—	—	—	(a)	—(a	)
Repurchase Agreements	—	$956	—		956
Total Investments	$21,676	$956	$—	(a)	$22,632
(a) Energy Coal Resources, Inc. is fair-valued at $0.

NFJ Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 12/31/11

Investments in Securities – Assets
Common Stock	$7,585,360	—	—		$7,585,360
Repurchase Agreements	—	$27,140	—		27,140
Total Investments	$7,585,360	$27,140	—		$7,612,500

NFJ Large-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 12/31/11

Investments in Securities – Assets
Common Stock	$908,945	—	—		$908,945
Repurchase Agreements	—	$3,475	—		3,475
Total Investments	$908,945	$3,475	—		$912,420

NFJ Mid-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 12/31/11

Investments in Securities – Assets
Common Stock	$659,084	—	—		$659,084
Mutual Funds	6,795	—	—		6,795
Repurchase Agreements	—	$19,577	—		19,577
Total Investments	$665,879	$19,577	—		$685,456

NFJ Small-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 12/31/11

Investments in Securities – Assets
Common Stock	$6,453,209	—	—		$6,453,209
Mutual Funds	55,823	—	—		55,823
Repurchase Agreements	—	$402,991	—		402,991
Total Investments	$6,509,032	$402,991	—		$6,912,023

12.31.11	Allianz Domestic Stock Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

RCM Focused Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$7,402	—	—	$7,402

RCM Large-Cap Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$391,199	—	—	$391,199
Repurchase Agreements	—	$7,836	—	7,836
Total Investments	$391,199	$7,836	—	$399,035

RCM Mid-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock	$65,881	—	—	$65,881
Repurchase Agreements	—	$1,581	—	1,581
Total Investments	$65,881	$1,581	—	$67,462

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2011 for any Fund in the Trust.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2011, was as follows (amounts in thousands):

AGIC Income & Growth :

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 12/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Utilities	—	$2,516	—	$2	—	$(868)	—	—	$1,650
Convertible Bonds	$2,440	—	—	—	—	(14)	—	$(2,426)	—
Total Investments	$2,440	$2,516	—	$2	—	$(882)	—	$(2,426)	$1,650

**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which AGIC Income & Growth held at December 31, 2011 was $(868). Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

NFJ All-Cap Value:

	Beginning Balance 6/30/11			Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Common Stock:
Oil, Gas & Consumable Fuels	$	—(a	)	—	—	—	—	—	—	—	$	—(a	)
Preferred Stock		—(a	)	—	—	—	—	—	—	—		—(a	)
Total Investments	$	—(a	)	—	—	—	—	—	—	—	$	—(a	)

(a)	Energy Coal Resources, Inc. is fair-valued at $0.

90	Allianz Domestic Stock Funds Semiannual Report	12.31.11

There was no change in unrealized appreciation/depreciation of Level 3 investments which NFJ All-Cap Value held at December 31, 2011.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AGIC Income & Growth, NFJ Dividend Value and NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or short-term capital gains for AGIC Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income for NFJ Dividend Value and NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing and administration fees.

(f) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’

management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at December 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows (actual amounts): AGIC Growth—$4,591, AGIC Income & Growth—$317, NFJ All-Cap Value—$4,613, NFJ Dividend Value—$1,923,726, NFJ Large-Cap Value—$21,415, NFJ Mid-Cap Value—$87,009, NFJ Small-Cap Value—$580,477, RCM Focused Growth—$41, RCM Large-Cap Growth—$7,910 and RCM Mid-Cap—$902.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	91

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”), (collectively the “Sub-Advisers”) each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2011 (amounts in thousands):

AGIC Income & Growth:

Location	Market Price
Liability derivatives:
Options written, at value	$(676)

92	Allianz Domestic Stock Funds Semiannual Report	12.31.11

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2011 (amounts in thousands):

AGIC Income & Growth:

Location	Market Price
Net realized gain on:
Options written	$194
Net change in unrealized appreciation/depreciation of:
Options written	$(3)

RCM Focused Growth:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(56)
Options written	107
Total net realized gain	$51
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$30
Options written	(4)
Total net change in unrealized appreciation/depreciation	$26

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2011:

	Options Purchased	Options Written
	Contracts(1)	Contracts(1)
AGIC Income & Growth	—	8,727
RCM Focused Growth	138	667

(1)	Number of contracts

4.	INVESTMENT ADVISOR/ADMINISTRATOR/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes			Class A, B, C, D and R(1)(2)		Class P(1)		Institutional Class(1)			Administrative Class(1)

	Investment Advisory Fee	Effective Advisory Fee		Admini stration Fee	Effective Admini stration Fee	Admini stration Fee	Effective Admini stration Fee	Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee
AGIC Growth	0.50%	0.50%		0.40%	0.40%	0.40%	0.40%	0.30%	0.30%		0.30%	0.30%
AGIC Income & Growth	0.65	0.65		0.40	0.40	0.40	0.40	0.30	0.30		N/A	N/A
AGIC Opportunity	0.65	0.65		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AGIC Target	0.55	0.55		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AGIC U.S. Managed Volatility	0.30	0.47		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
NFJ All-Cap Value	0.65	0.65		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
NFJ Dividend Value	0.45	0.45	(3)	0.40	0.35	0.40	0.35	0.30	0.25		0.30	0.25
NFJ Large-Cap Value	0.45	0.45		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
NFJ Mid-Cap Value	0.60	0.60		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
NFJ Small-Cap Value	0.60	0.57	(4)	0.40	0.35	0.40	0.35	0.30	0.25	(5)	0.30	0.25	(5)
RCM Focused Growth	0.45	0.91	(6)	0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
RCM Large-Cap Growth	0.45	0.45		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
RCM Mid-Cap	0.47	0.47		0.40	0.40	N/A	N/A	0.30	0.30		0.30	0.30

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s averaged daily net assets attributable to that class.
(2)	Prior to July 1, 2011, the administration agreement included a plan adopted in conformity with Rule 12b-1 which provided for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund was 0.25% greater than the fee set forth above. As of July 1, 2011, such additional amount is paid by Class D shares pursuant to a separate Rule 12b-1 Plan and not under the Administration Agreement.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	93

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

(3)	The Investment Advisory Fee is subject to a voluntary fee waiver of 0.025% on the net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion based on the Fund’s average daily net assets.
(4)	The Investment Advisory Fee is subject to a voluntary fee waiver of 0.025% on the net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion, based on the Fund’s average daily net assets.
(5)	The Administrator has voluntarily agreed to observe, through October 31, 2012, an irrevocable waiver of a portion of its Administration Fee paid by Institutional and Administrative Class shares, which reduces the contractual rate by 0.05% of the Fund’s average daily net assets attributable to these particular share classes.
(6)	Effective November 1, 2010 through November 30, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduced the 1.00% contractual fee rate by 0.10% to 0.90%. Effective December 1, 2011 the Investment Advisory Fee was contractually reduced to 0.45%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of December 31, 2011.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C, Class D and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2011, the Distributor received $258,880 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the six months ended December 31, 2011 (amounts in thousands):

	Purchases	Sales
AGIC Growth	$235,913	$292,013
AGIC Income & Growth	404,648	327,200
AGIC Opportunity	163,299	206,440
AGIC Target	148,553	178,572
AGIC U.S. Managed Volatility	25,522	30,454
NFJ All-Cap Value	2,830	3,166
NFJ Dividend Value	1,547,933	1,268,579
NFJ Large-Cap Value	146,326	393,551
NFJ Mid-Cap Value	63,982	133,478
NFJ Small-Cap Value	619,843	1,089,699
RCM Focused Growth	6,578	7,725
RCM Large-Cap Growth	77,895	107,639
RCM Mid-Cap	39,297	42,845

94	Allianz Domestic Stock Funds Semiannual Report	12.31.11

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts):

	AGIC Income & Growth:		RCM Focused Growth:
	Contracts	Premiums	Contracts	Premiums
Options outstanding, June 30, 2011	8,685	$345	1,826	$561
Options written	57,320	3,884	452	87
Options terminated in closing transactions	(19,955)	(1,219)	(2,210)	(636)
Options expired	(37,565)	(2,364)	(68)	(12)
Options outstanding, December 31, 2011	8,485	$646	—	$—

6.	INCOME TAX INFORMATION

At December 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGIC Growth	$485,581	$101,468	$8,126	$93,342
AGIC Income & Growth	851,751	10,994	84,762	(73,768)
AGIC Opportunity	219,452	10,958	23,313	(12,355)
AGIC Target	253,872	41,330	14,150	27,180
AGIC U.S. Managed Volatility	17,722	796	244	552
NFJ All-Cap Value	22,715	1,924	2,007	(83)
NFJ Dividend Value	7,618,181	617,008	622,689	(5,681)
NFJ Large-Cap Value	849,512	103,152	40,244	62,908
NFJ Mid-Cap Value	629,336	104,844	48,724	56,120
NFJ Small-Cap Value	5,545,794	1,625,411	259,182	1,366,229
RCM Focused Growth	7,011	620	229	391
RCM Large-Cap Growth	355,126	63,362	19,453	43,909
RCM Mid-Cap	66,838	5,367	4,743	624

(1)	Differences, if any, between book and tax cost basis attributable to: wash sale loss deferrals, differing treatment of bond premium amortization and basis adjustments from investments in Real Estate Investment Trusts (REITs).

12.31.11	Allianz Domestic Stock Funds Semiannual Report	95

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Growth				AGIC Income & Growth
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	403	$11,979	1,799	$49,520	7,864	$92,124	22,241	$282,785
Class B	2	61	17	418	—	—	—	—
Class C	67	1,798	293	6,705	5,793	66,525	19,319	241,147
Class D	112	2,854	164	3,930	849	9,987	3,421	44,319
Class R	119	2,881	225	5,311	— *	— *	1	10
Class P	23	582	247	5,862	4,929	57,782	6,472	82,099
Institutional Class	113	3,117	386	10,205	2,231	25,368	3,565	45,426
Administrative Class	19	497	50	1,265	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	977	11,264	989	12,458
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	737	8,312	657	8,152
Class D	—	—	—	—	138	1,601	115	1,464
Class R	—	—	—	—	— *	— *	— *	— *
Class P	—	—	—	—	219	2,534	167	2,108
Institutional Class	—	—	—	—	234	2,718	241	3,032
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(916)	(26,158)	(4,819)	(132,044)	(7,882)	(91,405)	(5,178)	(65,308)
Class B	(72)	(1,685)	(394)	(8,821)	—	—	—	—
Class C	(666)	(15,516)	(1,655)	(37,603)	(2,898)	(32,821)	(2,269)	(28,180)
Class D	(126)	(3,026)	(261)	(6,359)	(999)	(11,464)	(962)	(12,364)
Class R	(178)	(4,330)	(206)	(4,918)	—	—	—	—
Class P	(29)	(686)	(246)	(5,716)	(2,748)	(32,062)	(1,423)	(17,942)
Institutional Class	(152)	(4,162)	(1,509)	(39,126)	(834)	(9,719)	(1,315)	(17,042)
Administrative Class	(29)	(733)	(243)	(6,199)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,310)	$(32,527)	(6,152)	$(157,570)	8,610	$100,744	46,041	$582,164

*	A zero balance may reflect actual amounts rounding to less than one thousand.

96	Allianz Domestic Stock Funds Semiannual Report	12.31.11

	AGIC Opportunity				AGIC Target				AGIC U. S. Managed Volatility
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	121	$3,333	746	$19,851	141	$3,339	729	$13,568	66	$892	156	$2,095
Class B	— *	17	32	639	1	35	7	124	3	36	10	127
Class C	83	1,984	382	7,960	55	2,318	297	4,893	19	231	48	600
Class D	23	464	90	2,041	1	24	8	147	3	39	3	42
Class R	1	6	15	279	—	—	—	—	—	—	—	—
Class P	13	257	106	2,155	12	234	76	1,354	2	21	2	31
Institutional Class	584	12,794	1,359	30,870	54	1,135	84	1,645	38	498	285	3,823
Administrative Class	19	401	38	855	— *	5	1	19	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	64	1,443	—	—	—	—	—	—	31	387	2	33
Class B	4	69	—	—	—	—	—	—	8	87	— *	— *
Class C	114	1,864	—	—	—	—	—	—	16	189	— *	— *
Class D	3	47	—	—	—	—	—	—	4	52	— *	4
Class R	— *	6	—	—	—	—	—	—	—	—	—	—
Class P	2	30	—	—	—	—	—	—	— *	6	— *	— *
Institutional Class	145	2,798	—	—	—	—	—	—	59	756	21	282
Administrative Class	1	23	—	—	—	—	—	—	— *	2	— *	— *

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(340)	(8,437)	(1,503)	(38,215)	(617)	(10,837)	(1,958)	(34,592)	(232)	(3,093)	(168)	(2,171)
Class B	(47)	(855)	(174)	(3,356)	(88)	(1,250)	(259)	(3,620)	(36)	(446)	(117)	(1,393)
Class C	(372)	(6,637)	(845)	(16,626)	(1,026)	(14,489)	(2,700)	(37,749)	(48)	(613)	(95)	(1,163)
Class D	(110)	(1,943)	(26)	(529)	(4)	(68)	(8)	(142)	(4)	(51)	(10)	(134)
Class R	— *	(2)	(7)	(130)	—	—	—	—	—	—	—	—
Class P	(37)	(673)	(145)	(2,835)	(15)	(273)	(95)	(1,683)	— *	(4)	(1)	(21)
Institutional Class	(1,883)	(39,587)	(2,017)	(46,903)	(27)	(514)	(85)	(1,618)	(131)	(1,862)	(1,992)	(27,477)
Administrative Class	(104)	(2,109)	(34)	(746)	— *	(9)	(1)	(7)	—	—	—	—
Net decrease resulting from Fund share transactions	(1,716)	$(34,707)	(1,983)	$(44,690)	(1,513)	$(20,350)	(3,904)	$(57,661)	(202)	$(2,873)	(1,856)	$(25,322)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	97

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

	NFJ All-Cap Value				NFJ Dividend Value				NFJ Large-Cap Value
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	220	$2,226	1,145	$12,034	20,761	$223,443	34,524	$389,053	1,071	$14,384	3,718	$49,532
Class B	9	87	21	206	26	286	163	1,852	4	51	30	419
Class C	130	1,282	243	2,385	1,812	20,102	6,618	75,404	149	2,019	933	13,200
Class D	36	379	66	662	18,418	201,250	30,603	346,604	2,080	28,141	10,646	143,957
Class R	—	—	—	—	2,618	28,726	6,116	68,584	58	790	192	2,618
Class P	160	1,676	44	445	19,768	218,224	98,811	1,084,331	239	3,253	249	3,554
Institutional Class	2	26	3	35	28,264	311,783	56,611	639,644	1,108	14,760	2,590	35,405
Administrative Class	—	—	—	—	6,307	71,395	10,369	119,125	201	2,522	541	7,719

Issued in reinvestment of dividends and distributions:
Class A	16	166	23	226	2,000	21,460	3,931	43,950	163	2,127	305	4,137
Class B	1	5	2	18	34	364	93	1,040	13	168	28	383
Class C	5	55	9	84	294	3,171	605	6,792	63	818	94	1,275
Class D	3	29	4	46	1,144	12,315	1,688	18,998	449	5,843	958	13,007
Class R	—	—	—	—	274	2,926	499	5,573	9	112	15	200
Class P	2	26	— *	5	514	5,590	497	5,713	7	88	8	106
Institutional Class	— *	1	— *	— *	3,177	34,337	5,490	61,892	170	2,215	291	3,962
Administrative Class	— *	— *	— *	— *	1,365	14,788	2,706	30,590	5	69	24	333

Cost of shares redeemed:
Class A	(235)	(2,443)	(981)	(10,340)	(24,996)	(276,518)	(57,573)	(643,506)	(3,045)	(40,689)	(8,743)	(117,651)
Class B	(35)	(343)	(68)	(662)	(1,239)	(13,930)	(3,545)	(39,641)	(719)	(9,743)	(2,357)	(31,116)
Class C	(128)	(1,262)	(219)	(2,141)	(5,615)	(62,367)	(13,510)	(150,895)	(1,031)	(13,845)	(2,842)	(38,605)
Class D	(52)	(523)	(72)	(727)	(11,643)	(127,480)	(17,171)	(192,685)	(16,719)	(217,903)	(6,418)	(87,873)
Class R	—	—	—	—	(2,844)	(31,250)	(7,926)	(87,005)	(177)	(2,414)	(337)	(4,495)
Class P	(57)	(575)	(20)	(215)	(23,524)	(256,020)	(25,691)	(296,790)	(110)	(1,508)	(481)	(6,562)
Institutional Class	—	—	(114)	(1,143)	(24,366)	(269,475)	(54,462)	(619,755)	(2,576)	(34,835)	(6,900)	(91,439)
Administrative Class	—	—	—	—	(13,039)	(145,470)	(19,545)	(218,535)	(1,062)	(14,494)	(380)	(5,195)
Net increase resulting from Fund share transactions	77	$812	86	$918	(490)	$(12,350)	59,901	$650,333	(19,650)	$(258,071)	(7,836)	$(103,129)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

98	Allianz Domestic Stock Funds Semiannual Report	12.31.11

	NFJ Mid-Cap Value				NFJ Small-Cap Value
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,794	$29,093	8,519	$132,799	6,843	$192,936	18,846	$528,559
Class B	13	190	40	588	3	75	5	124
Class C	114	1,603	640	9,221	138	3,599	78	2,127
Class D	78	1,275	2,290	39,843	59	1,698	232	6,623
Class R	152	2,200	210	3,035	531	15,420	1,479	42,590
Class P	182	2,507	5 **	75	590	16,925	1,042	31,969
Institutional Class	423	7,176	1,668	27,803	10,024	297,974	23,533	699,311
Administrative Class	27	446	97	1,642	4,543	128,544	15,647	435,570

Issued in reinvestment of dividends and distributions:
Class A	255	4,091	372	6,041	3,276	89,550	1,132	32,001
Class B	—	—	6	83	19	497	5	143
Class C	71	986	101	1,410	388	10,062	90	2,446
Class D	7	111	12	191	194	5,438	64	1,834
Class R	11	159	12	172	220	6,150	67	1,957
Class P	4	51	—	—	82	2,357	8	222
Institutional Class	14	238	9	158	3,796	109,194	1,332	39,410
Administrative Class	4	68	6	107	2,235	61,054	777	21,929

Cost of shares redeemed:
Class A	(3,762)	(61,058)	(12,140)	(197,973)	(14,089)	(399,800)	(23,603)	(663,114)
Class B	(1,218)	(17,431)	(2,331)	(33,003)	(631)	(17,253)	(2,182)	(58,170)
Class C	(1,379)	(19,227)	(3,566)	(49,794)	(1,255)	(33,714)	(2,976)	(80,448)
Class D	(1,414)	(24,624)	(733)	(12,573)	(533)	(15,354)	(968)	(27,790)
Class R	(245)	(3,542)	(345)	(4,983)	(997)	(28,810)	(1,658)	(47,964)
Class P	(6)	(87)	—	—	(370)	(10,947)	(637)	(18,542)
Institutional Class	(807)	(13,542)	(1,510)	(24,623)	(14,304)	(421,533)	(20,316)	(604,394)
Administrative Class	(44)	(767)	(295)	(5,112)	(11,281)	(319,548)	(10,488)	(297,175)
Net increase (decrease) resulting from Fund share transactions	(5,726)	$(90,084)	(6,933)	$(104,893)	(10,519)	$(305,486)	1,509	$49,218

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	99

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

	RCM Focused Growth				RCM Large-Cap Growth				RCM Mid-Cap
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	4	$61	143	$2,350	524	$6,751	1,886	$24,446	559	$1,652	2,482	$7,512
Class B	—	—	—	—	1	13	45	575	12	32	422	1,163
Class C	13	182	73	1,176	18	213	264	3,421	152	407	1,269	3,612
Class D	1	16	54	930	125	1,563	231	2,983	58	168	204	614
Class R	—	—	—	—	2	27	23	290	175	505	732	2,149
Class P	1	17	8	137	6	81	77	997	—	—	—	—
Institutional Class	—	—	7	102	1,879	24,438	5,381	73,652	503	1,551	1,838	5,774
Administrative Class	— *	1	— *	7	153	1,989	596	7,741	45	130	934	2,640

Issued in reinvestment of dividends and distributions:
Class A	18	250	—	—	—	—	2	28	106	284	4	10
Class B	—	—	—	—	— *	— *	— *	— *	20	48	— *	— *
Class C	6	80	—	—	— *	— *	— *	— *	60	147	— *	— *
Class D	2	32	—	—	—	—	1	13	19	51	— *	1
Class R	—	—	—	—	— *	— *	— *	— *	16	40	— *	1
Class P	— *	1	—	—	—	—	1	8	—	—	—	—
Institutional Class	9	141	—	—	40	520	64	871	531	1,504	32	102
Administrative Class	1	9	—	—	—	—	6	82	30	83	2	7

Cost of shares redeemed:
Class A	(55)	(872)	(147)	(2,490)	(838)	(10,854)	(1,912)	(24,587)	(789)	(2,211)	(1,305)	(4,012)
Class B	—	—	—	—	(71)	(853)	(248)	(3,015)	(249)	(669)	(535)	(1,479)
Class C	(24)	(345)	(96)	(1,470)	(152)	(1,828)	(311)	(3,821)	(369)	(959)	(665)	(1,915)
Class D	(5)	(90)	(67)	(1,133)	(184)	(2,383)	(684)	(8,983)	(94)	(257)	(255)	(782)
Class R	—	—	—	—	(4)	(51)	(400)	(5,492)	(165)	(466)	(435)	(1,312)
Class P	(4)	(69)	(3)	(51)	(142)	(1,810)	(109)	(1,490)	—	—	—	—
Institutional Class	—	—	(90)	(1,558)	(3,375)	(43,978)	(5,722)	(74,984)	(1,083)	(3,368)	(2,017)	(6,102)
Administrative Class	(4)	(67)	(12)	(185)	(231)	(3,038)	(1,056)	(14,209)	(67)	(201)	(99)	(319)
Net increase (decrease) resulting from Fund share transactions	(37)	$(653)	(130)	$(2,185)	(2,249)	$(29,200)	(1,865)	$(21,474)	(530)	$(1,529)	2,608	$7,664

*	A zero balance may reflect actual amounts rounding to less than one thousand.

100	Allianz Domestic Stock Funds Semiannual Report	12.31.11

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the six months ended December 31, 2011 (amounts in thousands):

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/312011	Dividend Income	Realized Gain (Loss)
Andersons, Inc.	$41,481	$4,853	—	$8,994	$48,398	$286	—
Buckle, Inc.†	101,549	—	$19,102	25,765	77,755	5,196	$5,901
Cal-Maine Foods, Inc.	37,070	3,371	773	8,647	45,424	173	17
Casey’s General Stores Inc.†	87,028	—	8,605	45,299	91,828	564	4,127
Cash America International, Inc.	98,038	—	5,372	31,609	74,383	115	3,198
Cooper Tire & Rubber Co.†	62,307	443	33,461	—	—	334	(40,662)
Group 1 Automotive Inc.	79,893	3,014	30,904	16,328	69,967	411	3,902
International Speedway Corp., Class A	38,584	4,173	1,499	(11,512)	37,533	—	(643)
Meredith Corp.	79,531	8,983	6,992	(2,277)	85,331	1,677	(2,842)
Neenah Paper, Inc.	10,317	4,730	—	2,998	16,888	148	—
Sturm Ruger & Co., Inc.†	22,461	—	4,326	18,511	29,234	268	2,590
Trustmark Corp.†	82,473	—	9,974	3,596	73,951	1,508	(664)
Universal Corp.	57,967	3,059	—	9,413	74,432	1,520	—
Totals	$798,699	$32,626	$121,008	$157,371	$725,124	$12,200	$(25,076)

†	Not affiliated at December 31, 2011.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value owning in excess of 5% of the outstanding shares of certain issues at December 31, 2011. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
Andersons, Inc.	5.99%	$48,398	0.71%
Cal-Maine Foods, Inc.	5.79%	45,423	0.66%
Cash America International, Inc.	5.45%	74,384	1.09%
Group 1 Automotive Inc.	5.94%	69,967	1.02%
International Speedway Corp., Class A	5.44%	37,533	0.55%
Meredith Corp.	7.22%	85,331	1.24%
Neenah Paper, Inc.	5.03%	16,888	0.25%
Universal Corp.	6.97%	74,432	1.09%
Totals		$452,356	6.61%

At December 31, 2011, Allianz Global owned 25% of RCM Focused Growth. Investment activity by Allianz Global could have a material impact on the Fund.

9.	LEGAL PROCEEDINGS

Legal proceedings involving the Investment Adviser and certain of its affiliates, previously disclosed, have been resolved.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2011, RCM reimbursed RCM Mid-Cap $1,559 (less than $0.005 per share) for realized losses resulting from a trading error.

11.	FUND EVENTS

Effective July 31, 2011, NFJ Small-Cap Value shares were no longer available for purchase, except through exchanges and dividend reinvestment.

Effective December 31, 2011, Allianz Global Investors of America L.P. changed its name to Allianz Asset Management of America L.P.

12.	CHANGES TO BOARD OF TRUSTEES:

Effective December 31, 2011, Theodore Coburn resigned as a Trustee of the Trust.

13.	SUBSEQUENT EVENTS

On January 19, 2012, AGIC Income & Growth declared a short-term capital gain distribution to shareholders, payable January 19, 2012 to shareholders of record on January 18, 2012.

On February 16, 2012, AGIC Income & Growth declared a short-term capital gain distribution to shareholders, payable February 16, 2012 to shareholders of record on February 15, 2012.

On February 17, 2012, Allianz Global Investors Money Market Fund commenced operations as a Fund in the Trust.

There were no other subsequent events that require the Funds’ recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential Fund recognition or disclosure through the date the financial statements were issued.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	101

Board Approval of Investment Advisory and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Allianz Global Investors Capital LLC (“AGIC”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At in-person meetings held in September and December, 2011, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2012.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the approval meetings noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including the addition of a Senior Compliance Analyst and steps taken by the Adviser to enhance and outsource investment guideline monitoring. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs. The Trustees considered the

102	Allianz Domestic Stock Funds Semiannual Report	12.31.11

investments made by certain Sub-Advisers in their pre- and post-trade compliance systems during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees took into account the investments made by the Adviser in personnel during the past year, including the additions of a Senior Compliance Analyst, a senior attorney and a paralegal. The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers and had proposed certain other advisory fee changes, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Morningstar LLC (“Morningstar”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer group selected for that Fund by Morningstar and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on the retail share class. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2011, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Morningstar and other sources was not independently verified by the Trustees or their independent consultant.

The Trustees noted that a number of Funds recently had undergone or would be undergoing investment strategy changes, including RCM Global Resources Fund, RCM Strategic Growth Fund (which, as of December 1, 2011, is known as RCM Focused Growth Fund), AGIC Systematic Growth Fund (which, as of December 1, 2011, is known as AGIC U.S. Managed Volatility Fund) and NFJ Renaissance Fund (which, as of December 1, 2011, is known as NFJ Mid-Cap Value Fund). The Trustees also noted that AGIC Mid-Cap Growth Fund and NFJ Mid-Cap Value Fund would be liquidated in November 2011, and RCM Disciplined International Equity Fund would be liquidated in December 2011.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGIC (AGIC Funds). The Trustees reviewed comparative information showing performance of the AGIC Growth, AGIC Income & Growth, AGIC Opportunity, AGIC U.S. Managed Volatility (previously known as AGIC Systematic Growth) and AGIC Target Funds against their respective performance universes. For the AGIC Growth Fund, performance was below median (in the third quartile) for the one-year period and above median for the three- and five-year periods. Only one- and three-year performance information was presented for the AGIC Income & Growth Fund because of its shorter existence and performance was above median for the one- and three-year periods. For the AGIC Opportunity Fund, performance was below median (in the fourth quartile) for the one-year period and above median for the three- and five-year periods. For the AGIC U.S. Managed Volatility Fund, performance was below median (in the third quartile) for the one- , three- and five-year periods. For the AGIC Target Fund, performance was above median for the one-year period, below median (in the fourth quartile) for the three-year period and below median (in the third quartile) for the five-year period.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed comparative information showing performance of the NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value (previously known as NFJ Renaissance) and NFJ Small-Cap Value Funds against their respective performance universes. For the NFJ All-Cap Value Fund, performance was above median for the one- and three-year periods and below median (in the fourth quartile) for the five-year period. For the NFJ Dividend Value Fund, performance was above median for the one-year period, below median (in the fourth quartile) for the three-year period and below median (in the third quartile) for the five-year period. For the NFJ Large-Cap Value Fund, performance was above median for the one-year period and below median (in the fourth quartile) for the three- and five-year periods. For the NFJ Mid-Cap Value Fund, performance was below median (in the third quartile) for the one-, three- and five-year periods. For the NFJ Small-Cap Value Fund, performance was above median for the one- and five-year periods and below median (in the third quartile) for the three-year period.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Large-Cap Growth, RCM Mid-Cap and RCM Focused Growth (Previously known as RCM Strategic Growth) Funds against their respective performance universes. For the RCM Large-Cap Growth Fund, performance was below median (in the fourth quartile) for the one-year period, above median for the three-year period and below median (in the third quartile) for the five-year period. For the RCM Mid-Cap Fund, performance was above median for the one-, three- and five-year periods. For the RCM Focused Growth Fund performance was below median (in the third quartile) for the one-year period and above median for the three- and five-year periods.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee breakpoints and/or waivers along with certain other advisory fee changes as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	103

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(unaudited)

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to the fees and expenses of funds in their Morningstar peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Morningstar; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Morningstar; and (vii) current Fund asset levels as compared to prior years.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Morningstar materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2011, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, and that the results of the study had factored into the Trustees’ analysis of the Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Funds. The Trustees noted that the Adviser had reported that transfer agency and related fees paid by the Adviser from the unitary fee had increased during the past year. The Trustees also noted that the Adviser agreed to continue its voluntary waiver of a portion of its administrative fee for Institutional and Administrative Class shares of NFJ Small-Cap Value Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Morningstar and an independent consultant comparing each Fund’s advisory fee and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2011. The Fund-specific fee and expense results discussed below were prepared and provided by Morningstar and other sources that were not independently verified by the Trustees.

AGIC Funds. For the AGIC Growth Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC Income & Growth Fund, advisory fees and total expense ratios were above median (in the third quartile) for both the retail and institutional expense groups. For the AGIC Opportunity, AGIC U.S. Managed Volatility (previously known as AGIC Systematic Growth) and AGIC Target Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

NFJ Funds. For the NFJ Small Cap Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the NFJ All-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for both the retail and institutional expense groups. For the NFJ Dividend Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were below median for both the retail and institutional expense groups. For the NFJ Large Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and above median (in the third quartile) for the institutional expense group. For the NFJ Mid-Cap Value Fund (previously known as the NFJ Renaissance Fund), advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group.

RCM Funds. For the RCM Large-Cap Growth and RCM Mid-Cap Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Focused Growth Fund (previously known as RCM Strategic Growth Fund), advisory fees and total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended, and the Adviser agreed to observe, that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2012 as follows: for the NFJ Dividend Value Fund, a reduction of 2.5 basis points on assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on assets in excess of $10 billion; and for the NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on assets in excess of $3 billion, an additional reduction of 2.5 basis points on assets in excess of $4 billion, and an additional reduction of 2.5 basis points on assets in excess of $5 billion. It was also agreed that in connection with investment strategy changes, the contractual advisory fees for RCM Focused Growth Fund and for AGIC U.S. Managed Volatility Fund would be reduced as follows: for the RCM Focused Growth Fund, a reduction in the advisory fee from 1.00% to 0.45%; and for the AGIC U.S. Managed Volatility Fund, a reduction in the advisory fee from 0.50% to 0.30%. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other

104	Allianz Domestic Stock Funds Semiannual Report	12.31.11

considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the Adviser’s fiscal year ended December 31, 2010. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2011, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees also noted the advisory fee waivers that had been agreed for NFJ Dividend Value Fund and NFJ Small Cap Value Fund and considered the savings realized by shareholders under these arrangements. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.11	Allianz Domestic Stock Funds Semiannual Report	105

Allianz Domestic Stock Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors is a pre-eminent global asset management group committed to helping clients achieve sustainable success. We draw on the intellectual capital of our diverse family of investment managers—each with its own distinctive philosophy and culture—to provide clients with a choice of innovative investment solutions. We are part of the Allianz Group, one of the world’s leading integrated financial services providers.

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ000SA_123111

AGI-2012-01-06-2531

Semiannual Report

December 31, 2011

Allianz International/Sector Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Emerging Markets Opportunities Fund

Allianz AGIC Global Fund

Allianz AGIC International Managed Volatility Fund (formerly known as Allianz AGIC International Fund)

Allianz AGIC Pacific Rim Fund

Allianz NFJ International Value Fund

Allianz RCM Global Commodity Equity Fund (formerly known as Allianz RCM Global Resources Fund)

Allianz RCM Global Small-Cap Fund

Allianz RCM Technology Fund

Allianz RCM Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2-3

Fund Summaries 4-21

Important Information About the Funds 22-23

Benchmark Descriptions 24-25

Schedules of Investments 26-35

Statements of Assets and Liabilities 36-37

Statements of Operations 38-39

Statements of Changes in Net Assets 40-42

Financial Highlights 44-61

Notes to Financial Statements 62-77

Board Approval of Investment Advisory and Portfolio Management Agreements 78-81

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

A spate of geopolitical problems caused headwinds for the U.S. and global economies during the six-month period ended December 31, 2011. This in turn, enhanced investor uncertainty and created market volatility that at times was extraordinary. Despite this, the U.S. economy grew modestly during the reporting period, while China’s rate of expansion eased and the European Union edged closer to a recession.

The Six-Month Period in Review

For the six-month fiscal period ended December 31, 2011, U.S. stocks, as measured by the Standard & Poor’s (“S&P”) 500 Index, declined 3.69%. Two measures of stock performance in developed international and global markets also declined — the MSCI EAFE (Europe, Australasia and Far East) Index fell 16.31% and the MSCI World Index dropped 10.29% in dollar-denominated terms. The MSCI Emerging Markets Index dropped 19.13%.

The largest European economies, Germany and France, slowed as the European Union’s (“E.U.”) sovereign debt crisis deepened. The 17-nation currency bloc boosted a bailout fund and instituted tighter fiscal rules during the six-month period. These measures were not enough to stop S&P in January 2012 from downgrading the credit ratings of nine E.U. nations, including France.

Europe’s problems reverberated around the world. China’s exports rose at the slowest pace in two years, attributable in part to softer E.U. demand. In addition, between October and December 2011, China’s overall economy grew at the slowest annualized rate since the second quarter of 2009 (it grew at an 8.9% annualized growth rate). China’s Central Bank has also been raising interest rates to moderate growth amid fears of inflation and a real estate bubble.

The U.S. economic rebound, modest to begin with, has also been adversely affected by Europe’s fiscal troubles. The E.U. is America’s largest trade partner, importing approximately one-fifth of U.S. exports. Europe’s slowdown has resulted in less demand for American goods and services.

The global economy was also dealt a blow during the six-month reporting period when the U.S. government’s long-term credit rating was downgraded from AAA to AA+ by S&P. S&P criticized both Congress and the White House for failing to take decisive action on the debt level. This criticism was validated by the subsequent failure of a Congressional “super committee” to agree on $1.2 trillion in spending reductions.

On top of these fiscal woes, tensions with Iran over its nuclear program heated up during the six-month reporting period. The Iranian government threatened to close the Strait of Hormuz, through which 20% of the world’s oil passes. The U.S. said this would not be allowed to happen; oil prices rose nevertheless, averaging an all-time high of $107/barrel for calendar year 2011. This has unquestionably hampered U.S. and global economic growth.

2	Allianz Funds

Fiscal crises on both sides of the Atlantic are increasing pressure for greater austerity measures. This is bumping up against the need to keep stimulating the economy. Unfortunately, with interest rates already at historically low levels and significant political, if not public, resistance to Keynesian-type stimulus programs, policy makers appear to have few options. This suggests that there are no easy answers to two of the largest and conflicting economic problems of stimulating economic growth while trying to maintain some semblance of austerity. Consequently, continuing uncertainty and market volatility are likely in the months ahead.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. I encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2011	3

Allianz AGIC Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC Emerging Markets Opportunities Fund (the “Fund”) returned –22.13%, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (the “benchmark index”), which returned –19.13% during the reporting period.

After being resilient earlier in 2011, a number of macro issues dragged emerging market equities sharply lower during the six-month reporting period. These included the escalating European sovereign debt crisis, signs that global economic growth was moderating, fears of a hard economic landing in China and expectations for weakening corporate profits. Emerging market equities briefly rallied in October, given indications that some progress had been made in the European sovereign debt crisis. However, this optimism quickly faded and they again moved lower in November and December.

The market’s weakness was broad-based during the reporting period, as all 10 sectors in the benchmark index generated negative returns. The industrials, materials and financials sectors were the worst performing sectors during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection and country allocation. In contrast, sector allocation, overall, modestly benefited the Fund’s relative results.

The Fund’s holdings in the materials, consumer discretionary and financials sectors detracted the most from performance during the reporting period. This was somewhat offset by stock selection in the telecommunication services, energy and health care sectors. From a country perspective, holdings in China and Brazil were the least successful, while the Fund’s positions in Taiwan and Thailand contributed the most to results.

In terms of individual stocks, the largest detractors from absolute performance during the six months ended December 31, 2011 were materials companies KGHM Polska Miedz and Vale S.A., and consumer discretionary firm SJM Holdings Limited. Conversely, information technology company Samsung Electronics Co., and telecommunication services firms Total Access Communications and Advanced Information Services were the largest contributors to absolute performance during the six months ended December 31, 2011.

Country allocation was also negative for performance, with an overweight in Hong Kong and underweights in South Africa and Mexico being the largest drags on results during the reporting period. In contrast, underweights in Taiwan and China and an overweight in Brazil were the most beneficial for performance.

Sector allocation, overall, was additive for performance, with underweights in financials and industrials and an overweight in consumer discretionary being the most beneficial for performance during the reporting period. In contrast, an underweight in consumers staples and overweights in energy and telecommunication services detracted the most from results during the reporting period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary, energy and telecommunication services sectors, whereas the largest relative underweights were in the financials, industrials and utilities sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz AGIC Emerging Markets Opportunities Fund Class A	–22.13%	–18.81%	0.26%	12.81%
Allianz AGIC Emerging Markets Opportunities Fund Class A (adjusted)	–26.41%	–23.28%	–0.87%	11.98%
Allianz AGIC Emerging Markets Opportunities Fund Class C	–22.45%	–19.43%	–0.51%	11.96%
Allianz AGIC Emerging Markets Opportunities Fund Class C (adjusted)	–23.23%	–20.24%	–0.51%	11.96%
Allianz AGIC Emerging Markets Opportunities Fund Class D	–22.13%	–18.82%	0.26%	12.82%
Allianz AGIC Emerging Markets Opportunities Fund Class P	–22.06%	–18.63%	0.53%	13.13%
Allianz AGIC Emerging Markets Opportunities Fund Institutional Class	–21.98%	–18.50%	0.67%	13.28%
MSCI Emerging Markets Index	–19.13%	–18.42%	2.40%	12.99%
Lipper Emerging Markets Funds Average	–19.88%	–20.33%	0.35%	11.34%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

4	Allianz Funds

Allianz AGIC Emerging Markets Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation
Korea (Republic of)	19.1%
Brazil	18.7%
China	18.0%
South Africa	9.0%
Russia Federation	8.8%
Taiwan	8.4%
India	4.6%
Indonesia	2.7%
Other	10.4%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$778.70	$775.50	$778.70	$779.40	$779.80
Expenses Paid During Period	$7.42	$10.76	$7.38	$6.35	$5.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,016.79	$1,013.02	$1,016.84	$1,018.00	$1,018.55
Expenses Paid During Period	$8.42	$12.19	$8.36	$7.20	$6.65

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.65% for Class D, 1.42% for Class P, and 1.31% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	5

Allianz AGIC Global Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC Global Fund (the “Fund”) returned –15.81%, underperforming the Fund’s benchmark, the MSCI All Country World Index (the “benchmark index”), which returned –11.49% during the reporting period.

After being resilient earlier in 2011, a number of macro issues dragged the global markets sharply lower during the six-month reporting period. These included the escalating European sovereign debt crisis, signs that global economic growth was moderating, fears of a hard economic landing in China and expectations for weakening corporate profits. Global equities briefly rallied in October 2011, given indications that some progress had been made in the European sovereign debt crisis. However, this optimism quickly faded and they again moved lower in November and December.

The market’s weakness was broad-based during the reporting period, as nine of the 10 sectors in the benchmark index generated negative returns. The materials, financials and industrials sectors were the worst-performing sectors. Only the consumer staples sector posted a positive return during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was largely due to stock selection and sector allocation. In contrast, country allocation modestly contributed to the Fund’s relative results.

The Fund’s holdings in the industrials, consumer discretionary and health care sectors detracted the most from performance during the reporting period. This was somewhat offset by stock selection in the materials, financials and utilities sectors. From a country perspective, holdings in the U.S. and Denmark were the least successful, while the Fund’s positions in France and Japan contributed the most to results.

In terms of individual stocks, the largest detractors from absolute performance during the six months ended December 31, 2011 were industrials company Kloeckner & Company, consumer discretionary firm Pandora A/S and industrials company WABCO Holdings, Inc. Conversely, information technology company Apple, Inc., health care firm Merck & Co., Inc. and utility American Water Works Co., Inc. were the largest contributors to absolute performance during the six months ended December 31, 2011.

Sector allocation, overall, also detracted from performance, with an overweight in materials and underweights in consumer staples and telecommunication services detracting the most from results. In contrast, an underweight in information technology and an overweight in consumer discretionary modestly contributed to performance.

Country allocation, overall, was a slight positive for performance, with an overweight in the United Kingdom and underweights in Japan and China being the largest contributors during the reporting period. In contrast, overweights in Germany and France and an underweight in South Africa were the largest detractors from performance during the reporting period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary, materials and industrials sectors, whereas the largest relative underweights were in the telecommunication services, consumer staples and utilities sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz AGIC Global Fund Class A	–15.81%	–10.98%	–3.25%	7.25%
Allianz AGIC Global Fund Class A (adjusted)	–20.44%	–15.88%	–4.33%	6.61%
Allianz AGIC Global Fund Class B	–16.16%	–11.68%	–3.98%	6.58%
Allianz AGIC Global Fund Class B (adjusted)	–20.35%	–16.09%	–4.33%	6.58%
Allianz AGIC Global Fund Class C	–16.14%	–11.61%	–3.97%	6.45%
Allianz AGIC Global Fund Class C (adjusted)	–16.98%	–12.49%	–3.97%	6.45%
Allianz AGIC Global Fund Class D	–15.80%	–10.92%	–3.23%	7.26%
Allianz AGIC Global Fund Class R	–15.93%	–11.17%	–3.46%	6.99%
Allianz AGIC Global Fund Class P	–15.69%	–10.77%	–2.98%	7.57%
Allianz AGIC Global Fund Institutional Class	–15.69%	–10.66%	–2.88%	7.68%
Allianz AGIC Global Fund Administrative Class	–15.78%	–10.86%	–3.12%	7.42%
MSCI All Country World Index	–11.49%	–7.35%	–1.93%	6.73%
Lipper Global Multi-Cap Growth Funds Average	–14.09%	–11.51%	–1.93%	5.07%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class B shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.66% for Class R shares, 1.16% for Class P shares, 1.06% for Institutional Class shares and 1.31% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

6	Allianz Funds

Allianz AGIC Global Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Country Allocation

United States	42.1%
United Kingdom	17.2%
France	6.0%
Japan	4.9%
Canada	3.7%
Germany	3.6%
Italy	3.6%
Australia	2.1%
Other	14.7%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$841.90	$838.40	$838.60	$842.00	$840.70	$843.10	$843.10	$842.20
Expenses Paid During Period	$6.57	$9.98	$9.98	$6.57	$7.73	$5.37	$4.91	$6.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.00	$1,014.28	$1,014.28	$1,018.00	$1,016.74	$1,019.30	$1,019.81	$1,018.50
Expenses Paid During Period	$7.20	$10.94	$10.94	$7.20	$8.47	$5.89	$5.38	$6.70

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.16% for Class B, 2.16% for Class C, 1.42% for Class D, 1.67% for Class R, 1.16% for Class P, 1.06% for Institutional Class and 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

.

Semiannual Report	December 31, 2011	7

Allianz AGIC International Managed Volatility Fund (formerly known as Allianz AGIC International Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC International Managed Volatility Fund (the “Fund”) returned –18.38%, underperforming the Fund’s benchmark, the MSCI EAFE Index (the “benchmark index”), which returned –16.31% during the reporting period.

After being highly resilient earlier in 2011, a number of macro issues dragged the international markets sharply lower during the six-month reporting period. These included the escalating European sovereign debt crisis, signs that global economic growth was moderating, fears of a hard economic landing in China and expectations for weakening corporate profits. International equities briefly rallied in October, given indications that some progress had been made in the European sovereign debt crisis. However, this optimism quickly faded and they again moved lower in November and December.

The market’s weakness was broad-based during the reporting period, as all 10 sectors in the benchmark index generated negative returns. The materials, financials and consumer discretionary sectors were the worst performing sectors.

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Conversely, sector allocation, overall, contributed to the Fund’s relative results.

The Fund’s holdings in the financials, consumer discretionary and materials sectors detracted the most from performance during the reporting period. This was somewhat offset by stock selection in the telecommunication services, health care and industrials sectors. From a country perspective, holdings in France and the Netherlands were the least successful, while the Fund’s positions in Japan and Sweden contributed the most to results.

In terms of individual stocks, the largest detractors from absolute performance during the six months ended December 2011 were materials companies BHP Billiton Limited, Rio Tinto Limited and Wacker Chemie. Conversely, energy company Royal Dutch Shell, consumer staples firm British American Tobacco and telecommunication services company Nippon Telegraph & Telephone Corp. were the largest contributors to absolute performance.

Sector allocation, overall, was a positive for performance, with an underweight in financials and overweights in telecommunication services and energy contributing the most to performance. In contrast, an overweight in materials, an underweight in consumer staples and an overweight in consumer discretionary detracted the most from results during the six months ended December 2011.

Country allocation, overall, did not meaningfully impact performance. During the reporting period, an overweight in the United Kingdom and underweights in Germany and Spain were the largest contributors to performance. In contrast, an underweight in Switzerland and overweights in China and Italy were the largest detractors from results during the reporting period.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary, telecommunication services and energy sectors, whereas the largest relative underweights were in the financials, industrials and utilities sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC International Managed Volatility Fund Class A	–18.38%	–14.24%	–8.54%	5.02%	3.64%
Allianz AGIC International Managed Volatility Fund Class A (adjusted)	–22.87%	–18.96%	–9.56%	4.42%	3.09%
Allianz AGIC International Managed Volatility Fund Class C	–18.66%	–14.86%	–9.21%	4.24%	2.87%
Allianz AGIC International Managed Volatility Fund Class C (adjusted)	–19.46%	–15.70%	–9.21%	4.24%	2.87%
Allianz AGIC International Managed Volatility Fund Class D	–18.61%	–14.47%	–8.59%	4.99%	3.62%
Allianz AGIC International Managed Volatility Fund Class R	–18.47%	–14.47%	–8.76%	4.66%	3.28%
Allianz AGIC International Managed Volatility Fund Class P	–18.28%	–13.98%	–8.25%	5.24%	3.84%
Allianz AGIC International Managed Volatility Fund Institutional Class	–18.22%	–13.88%	–8.17%	5.33%	3.94%
Allianz AGIC International Managed Volatility Fund Administrative Class	–18.39%	–14.19%	–8.42%	5.06%	3.67%
MSCI EAFE Index	–16.31%	–12.14%	–4.72%	4.67%	2.71%
Lipper International Multi-Cap Core Funds Average	–16.75%	–13.64%	–4.03%	5.56%	4.03%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 2.11% for Class C shares, 1.37% for Class D shares, 1.61% for Class R shares, 1.12% for Class P shares, 1.01% for Institutional Class shares and 1.26% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.31% for Class A shares, 2.06% for Class C shares, 1.32% for Class D shares, 1.56% for Class R shares, 1.07% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

8	Allianz Funds

Allianz AGIC International Managed Volatility Fund (formerly known as Allianz AGIC International Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation

United Kingdom	22.0%
Japan	20.3%
France	11.5%
Australia	10.1%
Switzerland	9.1%
Sweden	6.2%
Italy	5.1%
Germany	4.3%
Other	10.6%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$816.20	$813.40	$813.90	$815.30	$817.20	$817.80	$816.10
Expenses Paid During Period	$5.98	$9.39	$5.97	$7.16	$4.84	$4.39	$5.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.45	$1,014.70	$1,018.45	$1,017.15	$1,019.70	$1,020.20	$1,018.90
Expenses Paid During Period	$6.61	$10.38	$6.61	$7.92	$5.35	$4.85	$6.16

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.57% for Class R, 1.06% for Class P, 0.96% for Institutional Class and 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	9

Allianz AGIC Pacific Rim Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC Pacific Rim Fund (the “Fund”) returned –15.94%, underperforming the Fund’s benchmark, the MSCI Pacific Index (the “benchmark index”), which returned –11.96% during the reporting period.

After being somewhat resilient earlier in 2011, a number of macro issues dragged Pacific Rim equities sharply lower during the six-month reporting period. These included the escalating European sovereign debt crisis, signs that global economic growth was moderating, fears of a hard economic landing in China and expectations for weakening corporate profits. Pacific Rim equities briefly rallied in October, given indications that some progress had been made in the European sovereign debt crisis. However, this optimism quickly faded and they again moved lower in November and treaded water in December.

The market’s weakness was broad-based during the reporting period, as nine of the 10 sectors in the benchmark index generated negative returns. The materials, energy and consumer discretionary sectors were the worst-performing sectors. Only

the consumer staples sector posted a positive return during the six months ended December 31, 2011.

The Fund’s underperformance versus the benchmark index was due to stock selection, sector allocation and country allocation.

The Fund’s holdings in the materials, information technology and industrials sectors detracted the most from performance during the reporting period. This was somewhat offset by stock selection in the consumer staples, energy and telecommunication services sectors. From a country perspective, holdings in Australia and Hong Kong were the least successful, while the Fund’s positions in Japan and New Zealand contributed the most to results.

In terms of individual stocks, the largest detractors from absolute performance during the six months ended December 2011 were materials companies BHP Billiton Limited and Rio Tinto Limited, and industrials firm Komatsu. Conversely, consumer discretionary company Sanrio Co. Ltd., consumer staples firm Unicharm Corp. and telecommunication services company Nippon Telegraph & Telephone

Corp. were the largest contributors to absolute performance during the six months ended December 2011.

Sector allocation, overall, was a negative for performance, with an overweight in materials and underweights in consumer staples and health care detracting the most from results during the reporting period. In contrast, underweights in financials and industrials modestly contributed to performance during the reporting period.

Country allocation, overall, also detracted from performance, with overweights in China, the United Kingdom and Taiwan being the largest detractors from performance during the reporting period. In contrast, overweights in Indonesia and Thailand, and an underweight in Japan were the largest contributors.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology, materials and energy sectors, whereas the largest relative underweights were in the financials, health care and utilities sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz AGIC Pacific Rim Fund Class A	–15.94%	–16.42%	–4.18%	7.80%	7.81%
Allianz AGIC Pacific Rim Fund Class A (adjusted)	–20.56%	–21.01%	–5.26%	7.19%	7.38%
Allianz AGIC Pacific Rim Fund Class B	–16.26%	–17.12%	–4.91%	7.20%	7.38%
Allianz AGIC Pacific Rim Fund Class B (adjusted)	–20.45%	–21.26%	–5.24%	7.20%	7.38%
Allianz AGIC Pacific Rim Fund Class C	–16.29%	–17.08%	–4.91%	6.97%	6.99%
Allianz AGIC Pacific Rim Fund Class C (adjusted)	–17.13%	–17.91%	–4.91%	6.97%	6.99%
Allianz AGIC Pacific Rim Fund Class D	–15.97%	–16.52%	–4.20%	7.79%	7.81%
Allianz AGIC Pacific Rim Fund Class P	–15.88%	–16.28%	–3.93%	8.12%	8.15%
Allianz AGIC Pacific Rim Fund Institutional Class	–15.81%	–16.14%	–3.82%	8.24%	8.26%
MSCI Pacific Index	–11.96%	–13.74%	–3.63%	5.51%	3.08%
Lipper Pacific Region Funds Average	–16.07%	–16.90%	–2.34%	7.47%	5.88%

† The Fund began operations on 12/31/97. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s gross expense ratios are 1.66% for Class A shares, 2.41% for Class B shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.41% for Class P shares and 1.31% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

10	Allianz Funds

Allianz AGIC Pacific Rim Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/31/97. Benchmark comparisons began on the fund inception date.

County Allocation

Japan	57.2%
Australia	15.9%
China	9.6%
Hong Kong	5.7%
United Kingdom	2.6%
Taiwan	2.5%
Korea (Republic of)	1.9%
Indonesia	1.2%
Other	2.8%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$840.60	$837.40	$837.10	$840.30	$841.20	$841.90
Expenses Paid During Period	$7.50	$10.95	$10.94	$7.49	$6.34	$5.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,016.99	$1,013.22	$1,013.22	$1,016.99	$1,018.25	$1,018.75
Expenses Paid During Period	$8.21	$11.99	$11.99	$8.21	$6.95	$6.44

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class B, 2.37% for Class C, 1.62% for Class D, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	11

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz NFJ International Value Fund (the “Fund”) returned –14.50%, outperforming the Fund’s benchmark, the MSCI All Country World Ex-US Index (the “benchmark index”), which returned –16.87% during the reporting period.

After being highly resilient earlier in 2011, a number of macro issues dragged the international markets sharply lower during the six-month reporting period. These included the escalating European sovereign debt crisis, signs that global economic growth was moderating, fears of a hard economic landing in China and expectations for weakening corporate profits. International equities briefly rallied in October, given indications that some progress had been made in the European sovereign debt crisis. However, this optimism quickly faded and they again moved lower in November and December.

The market’s weakness was broad-based during the reporting period, as all 10 sectors in the benchmark index generated negative returns. The materials, financials and industrials sectors were the worst-performing sectors during the six months ended December 31, 2011.

The Fund’s outperformance versus the benchmark index was due to stock selection, sector allocation and country allocation.

The Fund’s holdings in the materials, financials and energy sectors contributed the most to performance during the reporting period. This was somewhat offset by stock selection in the telecommunication services, consumer discretionary and industrials sectors. From a country perspective, holdings in Sweden and the Netherlands were the most successful, while the Fund’s positions in Brazil and Japan detracted the most from results.

In terms of individual stocks, the largest contributors to absolute performance during the six months ended December 2011 were materials company Yamana Gold, Inc., consumer staples firm Imperial Tobacco Group and information technology company ASML Holding. Conversely, telecommunication services company Tele Norte Leste Participacoes, materials firm Rio Tinto and utility Cia Paranaense De Energia were the largest detractors from absolute performance during the six months ended December 2011.

Sector allocation, overall, was a positive for performance, with an underweight in financials and overweights in energy and telecommunication services contributing the most to performance during the reporting period. In contrast, an underweight in consumer staples, an overweight in materials and an underweight in information technology detracted the most from results during the reporting period.

Country allocation, overall, also benefited performance, with an overweight in Brazil an underweights in Germany and France being the largest contributors to performance during the reporting period. In contrast, underweights in Switzerland, Mexico and Malaysia were the largest detractors.

On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, utilities and materials sectors, whereas the largest relative underweights were in the financials, consumer staples and consumer discretionary sectors.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz NFJ International Value Fund Class A	–14.50%	–11.24%	–0.48%	13.13%
Allianz NFJ International Value Fund Class A (adjusted)	–19.21%	–16.13%	–1.60%	12.41%
Allianz NFJ International Value Fund Class C	–14.81%	–11.91%	–1.23%	12.30%
Allianz NFJ International Value Fund Class C (adjusted)	–15.65%	–12.78%	–1.23%	12.30%
Allianz NFJ International Value Fund Class D	–14.51%	–11.25%	–0.48%	13.13%
Allianz NFJ International Value Fund Class R	–14.60%	–11.44%	–0.71%	12.88%
Allianz NFJ International Value Fund Class P	–14.34%	–11.00%	–0.21%	13.45%
Allianz NFJ International Value Fund Institutional Class	–14.28%	–10.88%	–0.12%	13.56%
Allianz NFJ International Value Fund Administrative Class	–14.43%	–11.16%	–0.38%	13.27%
MSCI All Country World Ex-US Index	–16.87%	–13.71%	–2.92%	9.51%
Lipper International Large-Cap Core Funds Average	–16.67%	–12.61%	–4.93%	6.92%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 10/31/12. The Fund’s expense ratios net of this reduction are 1.23% for Class A shares, 1.98% for Class C shares, 1.23% for Class D shares, 1.48% for Class R shares, 0.98% for Class P shares, 0.88% for Institutional Class shares and 1.13% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

12	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation

United Kingdom	18.7%
Japan	12.3%
Brazil	11.7%
Canada	9.2%
France	6.4%
Korea (Republic of)	4.6%
Netherlands	4.4%
Norway	3.6%
Other	27.7%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$855.00	$851.90	$854.90	$854.00	$856.60	$857.20	$855.70
Expenses Paid During Period	$5.69	$9.17	$5.69	$6.85	$4.53	$4.06	$5.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,019.00	$1,015.23	$1,019.00	$1,017.75	$1,020.26	$1,020.76	$1,019.46
Expenses Paid During Period	$6.19	$9.98	$6.19	$7.46	$4.93	$4.42	$5.74

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.22% for Class D, 1.47% for Class R, 0.97% for Class P, 0.87% for Institutional Class and 1.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	13

Allianz RCM Global Commodity Equity Fund (formerly known as Allianz RCM Global Resources Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at Net Asset Value (“NAV”), of Allianz RCM Global Commodity Equity Fund, returned –17.05%. During the middle of the six month period, the Fund’s benchmark “the Custom Commodity Equity Benchmark” was adjusted to include Agriculture and commodity related Industrials, as well as Energy and Materials as before. As a comparison of the relative performance for the two quarters, during the quarter ending on September 30, 2011, the Fund returned –26.06%, underperforming the World Energy and Materials Composite benchmark return of –22.47%. During the quarter ending December 31, 2011, the Fund returned 12.37%, underperforming the new Custom Commodity Equity Benchmark return of 15.47%.

There was a wide variance across the broad spectrum of sub-sectors that comprise the Fund. The Fund’s underweight in the Integrated Oil sector was a negative contributor during the six month period, as these ‘safe haven’ stocks performed strongly relative to the broader Resources sector. The Fund’s overweight in the Coal sector was a significantly negative contributor during Q3, as this sub-sector typically is the most sensitive to investors’ macro outlook. Lastly, the Fund’s exposure to Materials and Utilities detracted from performance during the reporting period.

Conversely, the Fund’s overweight in the Oil & Gas Exploration and Production sub-sector was a positive contributor to performance during the second half of 2011. Strong stock selection within this sector also contributed to returns, led by several Oil and Gas companies in Q3 as well as a leading Oil exploration and development company in Q4.

Over the long term, RCM believes the secular case for energy is still sound. We believe global oil supply will remain challenged by the continued depletion of existing oil fields, declining OPEC spare capacity, production growth difficulties outside of OPEC, heightened risks of supply disruptions, and in particular, significant underinvestment in the development of additional oil reserves. We expect modest demand growth to occur during 2012, driven higher by economic expansion, primarily in developing countries, whereas oil consumption growth in the developed countries may be more muted. We expect that economic growth in China will slow, but remain at a sufficiently high level to continue driving demand for both Energy and Materials. Over time, RCM believes the market’s long-term price expectations for oil should continue to trend higher, which should help support higher valuations in the energy sector. Within the Materials sector, we believe that base metals prices will also continue to fluctuate within a wide range, but higher production costs and an improving demand outlook from Emerging Markets should keep prices above historic averages. We also remain positive in our long term outlook for Agriculture, driven by strong macro trends in global grain consumption.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	Since Inception†
Allianz RCM Global Commodity Equity Fund Class A	–17.05%	–15.60%	0.92%	10.02%
Allianz RCM Global Commodity Equity Fund Class A (adjusted)	–21.61%	–20.24%	–0.22%	9.20%
Allianz RCM Global Commodity Equity Fund Class C	–17.35%	–16.24%	0.20%	9.22%
Allianz RCM Global Commodity Equity Fund Class C (adjusted)	–18.17%	–17.08%	0.20%	9.22%
Allianz RCM Global Commodity Equity Fund Class D	–17.05%	–15.61%	0.92%	10.02%
Allianz RCM Global Commodity Equity Fund Class P	–16.93%	–15.35%	1.22%	10.34%
Allianz RCM Global Commodity Equity Fund Institutional Class	–16.89%	–15.28%	1.32%	10.44%
MSCI World Index	–10.29%	–5.54%	–2.37%	3.48%
Custom Commodity Equity Benchmark	–14.08%	–11.16%	3.91%	11.45%
MSCI World Energy and Materials Composite	–13.14%	–8.51%	1.93%	9.45%
Lipper Global Natural Resources Funds Average	–18.22%	–16.65%	1.55%	11.31%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

14	Allianz Funds

Allianz RCM Global Commodity Equity Fund (formerly known as Allianz RCM Global Resources Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation

United States	52.2%
United Kingdom	13.7%
Canada	6.6%
Brazil	4.4%
Japan	3.3%
Malaysia	2.6%
Australia	2.5%
China	2.3%
Other	9.4%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$829.50	$826.50	$829.50	$830.70	$831.10
Expenses Paid During Period	$6.53	$9.96	$6.53	$5.38	$4.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,018.00	$1,014.23	$1,018.00	$1,019.25	$1,019.76
Expenses Paid During Period	$7.20	$10.99	$7.20	$5.94	$5.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.42% for Class D, 1.17% for Class P and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	15

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at Net Asset Value (“NAV”), of Allianz RCM Global Small-Cap Fund returned –14.53% while the MSCI World Small-Cap Index returned –13.91%. Holdings in North America drove active returns over the period. North America accounted for ten of the Fund’s top ten contributors and nine of the top ten detractors. At the Fund-level, areas of strength included stock selection in Europe as well as stock picking among health care and consumer discretionary companies. Negative stock selection in North America and among industrials and financial stocks hurt the Fund’s relative performance.

In North America, health care and technology stocks were among the Fund’s largest positive contributors. The shares of two of the Fund’s top contributors experienced gains after entering into definitive merger agreements with companies who offered to pay large premiums over their pre-merger prices. Leading detractors from relative performance in North America included holdings in industrials and consumer staples companies.

Outside the U.S., stock selection among materials and consumer discretionary stocks were strong while financials and industrials detracted from relative performance during the reporting period. The leading detractor among these holdings was a U.K.-based home emergency services provider. The Fund no longer holds shares in the company.

Macroeconomic and government policy news concerned investors which drove global equities lower over the second half of 2011. The MSCI World Index declined in five of the last six months and finished the period down by 10.07%. Global small cap equities as represented by the MSCI

World Small-Cap Index fared worse, finishing the period down by 13.91%. Within global small caps, only the defensive utilities sector showed gains. Economically sensitive sectors like materials and technology experienced the largest declines, while defensive sectors like consumer staples and health care posted more modest declines.

The continued uncertainty related to the European sovereign debt crisis was a significant drag on global equity markets over the latter half of the year. Specifically, the lack of consensus within euro-zone governments to make meaningful progress toward containing and resolving debt problems in Greece and other troubled European countries created apprehension in the markets. Investors’ concerns about the crisis spreading to core euro-zone members were piqued when Italian five-year bond yields (which move inversely to the price of the bond) increased above 7%, casting doubt on Italy’s ability to service its debt obligations. Deteriorating economic performance in the region and warnings of credit downgrades by the major ratings agencies for euro-zone members also weighed heavily on global markets.

In the U.S., the debate to raise the debt-ceiling between members of Congress preceded a downgrade of U.S. debt from AAA to AA+ by Standard & Poor’s in early August. At that point, softening economic data raised concerns over a possible double-dip recession in the U.S. Over the remainder of the year, U.S. economic data surprised the market with production activity and manufacturing orders growing more than expected. Signs of stronger demand occurred with a reduction in the U.S. unemployment rate to below 9%. The positive news helped push consumer confidence higher, contributing to strong holiday sales that exceeded last year’s totals. Meanwhile, the political gridlock continued when the congressional supercommittee failed to reach an agreement on deficit reduction measures which would trigger an automatic $1.2 trillion in government spending cuts starting in 2013.

The Japanese economy continued to struggle in the wake of the devastating earthquake and nuclear disaster in the first quarter, and more recent flooding in Thailand, a key supplier to Japanese manufacturers. In addition, a persistently strong Yen and weak domestic and foreign demand further hurt Japanese production, which declined more than expected in November. In response to these challenges, the Bank of Japan has implemented a plan intended to weaken the Yen, thus increasing Japan’s competitiveness abroad and stimulating the economy.

We are cautiously optimistic on equity markets heading into 2012. We expect the ongoing challenges posed by Europe’s sovereign debt crisis will likely continue to generate uncertainty and volatility in the market. However, we are encouraged by the resiliency of the U.S. economy, and the health of the U.S. corporate sector which continues to benefit from strong cash balances and profit growth. Though small-cap stocks are generally more impacted by company-specific issues, we will closely monitor the broader macro environment and continually assess its potential impact on our global small-cap holdings.

Despite this challenging environment, we continue to see opportunities in global small-cap equities and believe our fundamental, bottom-up stock picking process will enable the Allianz RCM Global Small-Cap Fund to outperform over the market cycle.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Global Small-Cap Fund Class A	–14.53%	–5.48%	–2.78%	6.90%	9.28%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	–19.23%	–10.68%	–3.88%	6.30%	8.87%
Allianz RCM Global Small-Cap Fund Class B	–14.89%	–6.21%	–3.51%	6.30%	8.88%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	–19.14%	–10.90%	–3.87%	6.30%	8.88%
Allianz RCM Global Small-Cap Fund Class C	–14.86%	–6.21%	–3.51%	6.14%	8.49%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	–15.71%	–7.15%	–3.51%	6.14%	8.49%
Allianz RCM Global Small-Cap Fund Class D	–14.51%	–5.45%	–2.78%	6.95%	9.40%
Allianz RCM Global Small-Cap Fund Class P	–14.43%	–5.24%	–2.50%	7.25%	9.61%
Allianz RCM Global Small-Cap Fund Institutional Class	–14.38%	–5.16%	–2.42%	7.35%	9.71%
MSCI World Small-Cap Index	–13.91%	–9.06%	–0.64%	8.02%	6.44%
Lipper Global Small-/Mid-Cap Funds Average	–16.41%	–13.56%	–1.25%	6.10%	7.09%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

16	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation

United States	60.5%
Japan	9.7%
United Kingdom	4.5%
Sweden	3.3%
Germany	2.9%
China	2.5%
Switzerland	2.0%
France	1.9%
Other	11.1%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$854.70	$851.10	$851.40	$854.90	$855.70	$856.20
Expenses Paid During Period	$7.37	$10.84	$10.84	$7.37	$6.20	$5.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.19	$1,013.42	$1,013.42	$1,017.19	$1,018.45	$1,018.95
Expenses Paid During Period	$8.01	$11.79	$11.79	$8.01	$6.75	$6.24

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.58% for Class A, 2.33% for Class B, 2.33% for Class C, 1.58% for Class D, 1.33% for Class P and 1.23% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	17

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A Shares, at Net Asset Value (“NAV”), of the Allianz RCM Technology Fund returned –16.86%, underperforming the Fund’s benchmark, the S&P North American Technology Sector Index, which returned –3.78% during the reporting period. The market was quite volatile during most of the reporting period and spiked during the third quarter. A proxy for fear, the CBOE Volatility Index, or VIX, rose 50% to 48 on August 8th after being below 20 for most of the year and continued to stay below 30 towards the end of the year. Several macro factors contributed to the rise in volatility and the overall market decline.

As June 2011 ended, there was a strong rally in technology stocks, as the situation of Greece defaulting and fear of double recession in the U.S. subsided. However, the market crisis during the third quarter of 2011 erased most of the gains of the year, as the S&P 500 Index fell nearly 14% and the NASDAQ 100 Index fell 8%. Investors worried about the widening sovereign debt crisis in Europe, a possible double-dip recession in the U.S., and a potential hard landing in China.

Stocks jumped higher in October, driven by hopes of a resolution to the European debt crisis and a batch of better than expected U.S. economic reports. Earnings results for the third quarter for many technology companies were better than feared and many companies met expectations. The market then sold off in November and through the end of the year, as concerns about Europe again reappeared.

The Allianz RCM Technology Fund significantly underperformed its benchmark, the S&P North America Technology Sector Index during the second half of the year. The Fund struggled during the quarter as both stock selection and allocation detracted from performance.

Stock selection was negative in all six subsectors of technology; however, this was partially offset by the Fund’s stock selection in energy stocks and its allocation to internet software & services and IT services. Software stocks posted the worst return of all six technology subsectors of the benchmark.

Style is the primary driver of the Fund’s performance, which has been hit hard during this stock market crisis, particularly during the third quarter. We seek to identify future winners in high-growth technology companies. The Fund is thus underweight in mega-cap names, which tend to do well in difficult markets.

We have increased the Fund’s holdings in some of the larger-cap companies that are experiencing a product cycle improvement or a management change. We still have a significant part of the Fund in mid-cap companies and have maintained the Fund’s exposure to China, particularly in internet companies.

We continue to expect solid growth in the technology sector in 2012. However, Europe appears to be entering a recession and the better news from the U.S. economy does not seem to be filtering into the IT budgets of U.S. companies. Thus, the uncertain fundamental news may cause company forecasts to be set conservatively and may lead to some pressure on stocks. As the year progresses, we expect these lower forecasts can be exceeded, and as monetary stimulus continues, world economies may begin to grow faster. We believe this would lead to a rebound in stocks later in the year. Of course, this assumes that the European Union and U.S. are able to resolve their deficit issues.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Technology Fund Class A	–16.86%	–10.43%	3.93%	4.93%	11.80%
Allianz RCM Technology Fund Class A (adjusted)	–21.44%	–15.36%	2.76%	4.33%	11.40%
Allianz RCM Technology Fund Class B	–17.18%	–11.11%	3.15%	4.29%	11.38%
Allianz RCM Technology Fund Class B (adjusted)	–21.32%	–15.56%	2.80%	4.29%	11.38%
Allianz RCM Technology Fund Class C	–17.17%	–11.10%	3.16%	4.13%	10.96%
Allianz RCM Technology Fund Class C (adjusted)	–18.00%	–11.99%	3.16%	4.13%	10.96%
Allianz RCM Technology Fund Class D	–16.87%	–10.44%	3.93%	4.92%	11.93%
Allianz RCM Technology Fund Class P	–16.75%	–10.21%	4.22%	5.21%	12.20%
Allianz RCM Technology Fund Institutional Class	–16.73%	–10.12%	4.33%	5.32%	12.31%
Allianz RCM Technology Fund Administrative Class	–16.82%	–10.34%	4.07%	5.06%	12.04%
NASDAQ Composite Index	–6.07%	–1.80%	1.52%	2.94%	5.85%
S&P North American Technology Sector Index	–3.78%	–0.87%	3.84%	2.44%	7.21%
Lipper Global Science/Technology Funds Average	–11.90%	–8.72%	3.68%	4.36%	9.60%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.60% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares, 1.60% for Class D shares, 1.35% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

18	Allianz Funds

\

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors

Software	22.6%
Computers & Peripherals	14.3%
Internet Software & Services	13.8%
Semiconductors & Semiconductor Equipment	10.7%
Communications Equipment	10.6%
Financials Services	4.6%
Electronic Equipment, Instruments & Components	2.9%
Automobiles	2.4%
Other	6.5%
Cash & Equivalents—Net (including Options Purchased and Written & Securities Sold Short)	11.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$831.80	$828.20	$828.80	$825.00	$833.00	$833.20	$832.30
Expenses Paid During Period	$7.23	$10.62	$10.67	$7.20	$6.04	$5.62	$6.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.24	$1,013.52	$1,013.47	$1,017.24	$1,018.55	$1,019.00	$1,017.75
Expenses Paid During Period	$7.96	$11.69	$11.74	$7.96	$6.65	$6.19	$7.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.57% for Class A, 2.31% for Class B, 2.32% for Class C, 1.57% for Class D, 1.31% for Class P, 1.22% for Institutional Class and 1.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	19

Allianz RCM Wellness Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2011, Class A shares, at Net Asset Value (“NAV”), of Allianz RCM Wellness Fund returned –10.04%, underperforming its benchmark, a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Staples Index and 15% MSCI World Consumer Discretionary Index (the “benchmark index”), which returned –3.67% during the reporting period.

The review period was marked by two distinctive periods. Over the summer, markets were dominated primarily by risk aversion during a period in which the eurozone debt crisis and the downgrade of U.S. sovereign credit by S&P raised the specter of another financial-led recession. Though health care might ordinarily perform particularly well in that environment, it was hampered by the overall deficit-reduction discussions in Washington and around the world which threatened to curtail health spending. Conversely, the latter months of the period saw an outperformance by some of the prior year’s worst performing individual stocks and a rotation away from the best performing individual stocks in 2010 and the first half of 2011.

The Fund saw almost entirely offsetting gains and losses in biotechnology where the impact of two especially poor performers was nearly offset by the impact of two especially strong performers, but overall selection in biotech proved negative. One material allocation impact in the period was a net underweight in the largest-capitalization pharmaceutical companies which generally outperformed in the period. The impact of that underweight was offset somewhat by positive selection in several pharmaceutical issuers. Poor selection led to under performance in the health care facilities industry. And both selection and allocation were ultimately negative among the more cyclically-exposed sub-sector of Life Science Research Tools.

Aside from the positive areas of offset mentioned above, selection in the consumer group was mixed. A net underweight in consumer discretionary produced a positive allocation effect. Finally, both positive allocation and selection were seen among health insurers.

Average Annual Total Return for the period ended December 31, 2011

	6 Month	1 Year	5 Years	10 Years	Since Inception†
Allianz RCM Wellness Fund Class A	–10.04%	4.92%	4.14%	2.95%	10.01%
Allianz RCM Wellness Fund Class A (adjusted)	–14.99%	–0.86%	2.96%	2.37%	9.59%
Allianz RCM Wellness Fund Class B	–10.40%	4.11%	3.35%	2.33%	9.57%
Allianz RCM Wellness Fund Class B (adjusted)	–14.39%	–0.52%	2.99%	2.33%	9.57%
Allianz RCM Wellness Fund Class C	–10.39%	4.07%	3.36%	2.18%	9.18%
Allianz RCM Wellness Fund Class C (adjusted)	–11.19%	3.14%	3.36%	2.18%	9.18%
Allianz RCM Wellness Fund Class D	–10.07%	4.88%	4.13%	2.95%	10.04%
MSCI World Index	–10.29%	–5.54%	–2.37%	3.62%	4.20%
MSCI World Healthcare and Consumer Blended Benchmark	–3.67%	7.16%	2.06%	4.04%	3.61%
Lipper Health/Biotechnology Funds Average	–5.67%	8.40%	4.76%	4.41%	8.93%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 22 and 23 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2011, as supplemented to date.

20	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2011

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors

Pharmaceuticals	30.8%
Health Care Providers & Services	25.9%
Health Care Equipment & Supplies	13.6%
Biotechnology	8.1%
Specialty Retail	4.0%
Food & Staples Retailing	3.2%
Life Sciences Tools & Services	2.3%
Health Care Technology	2.3%
Other	6.5%
Cash & Equivalents — Net	3.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$899.60	$896.00	$896.10	$899.30
Expenses Paid During Period	$6.97	$10.53	$10.53	$6.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.80	$1,014.03	$1,014.03	$1,017.80
Expenses Paid During Period	$7.41	$11.19	$11.19	$7.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 184/366.

Semiannual Report	December 31, 2011	21

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC Pacific Rim (7/02), RCM Global Commodity Equity (3/06), RCM Global Small-Cap (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AGIC International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the Class D shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC International Managed Volatility (11/04), AGIC Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Commodity Equity, RCM Global Small-Cap (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for AGIC Global is Class A; Class R shares for this Fund were first offered in 12/02. The oldest share class for AGIC International Managed Volatility is the Institutional share class, and the AGIC International Managed Volatility R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for RCM Technology is the Institutional class and the Administrative shares were first offered (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

22	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	December 31, 2011	23

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

DAX Global Agribusiness Index	The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies.

MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI ex US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI All Country World Index	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI ACWI Industrials	The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted.

MSCI EAFE Index	The MSCI Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index

The MSCI Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in the Pacific region. It consists of 5 Developed Market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The MSCI World Index is a free-float-adjusted market capitalization index which is designed to measure global developed market equity performance.

MSCI World Energy & Materials Composite	The MSCI World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

24	Allianz Funds

Benchmark Descriptions  (Cont.)

Index	Description

MSCI World Healthcare and Consumer Blended Benchmark	MSCI World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The MSCI World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P 500 Index	The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index of selected technology stocks.

Semiannual Report	December 31, 2011	25

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Emerging Markets Opportunities

	Shares	Value (000s)

COMMON STOCK—97.2%
Brazil—17.2%
Banco do Brasil S.A.	43,500	$553
BR Malls Participacoes S.A.	149,700	1,454
BRF - Brasil Foods S.A.	62,300	1,216
Cia de Bebidas das Americas ADR	17,000	614
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	9,200	512
Cia de Saneamento de Minas Gerais	21,600	387
Cielo S.A.	77,400	2,000
EDP - Energias do Brasil S.A.	29,900	665
Itau Unibanco Holding S.A. ADR	162,600	3,018
Petroleo Brasileiro S.A. ADR	33,500	832
Petroleo Brasileiro S.A. ADR, Class A	36,900	867
Souza Cruz S.A.	58,300	716
Tim Participacoes S.A. ADR	59,259	1,529
Ultrapar Participacoes S.A.	44,800	769
Vale S.A. ADR	78,700	1,688

		16,820

China—18.0%
Baidu, Inc. ADR (c)	8,800	1,025
China Coal Energy Co., Ltd., Class H	258,000	277
China Construction Bank Corp., Class H	1,427,000	991
China Mobile Ltd.	249,000	2,419
China Petroleum & Chemical Corp., Class H	3,146,000	3,311
China Resources Cement Holdings Ltd.	672,000	497
China Shanshui Cement Group Ltd.	445,000	295
China Southern Airlines Co., Ltd. (c)	1,306,000	658
China Unicom Hong Kong Ltd.	198,000	418
CNOOC Ltd.	440,000	769
Dongyue Group	840,000	549
Great Wall Motor Co., Ltd.	442,000	643
Industrial & Commercial Bank of China, Class H	1,701,300	1,007
Lenovo Group Ltd.	2,162,000	1,438
Longfor Properties Co., Ltd.	1,432,000	1,612
PetroChina Co., Ltd., Class H	388,000	483
Skyworth Digital Holdings Ltd.	1,684,000	590
Tianneng Power International Ltd.	580,000	259
Zhaojin Mining Industry Co., Ltd.	221,000	350

		17,591

Hong Kong—1.7%
Galaxy Entertainment Group Ltd. (c)	320,000	580
Link REIT	307,500	1,131

		1,711

Hungary—0.5%
MOL Hungarian Oil and Gas PLC (c)	6,377	453

India—4.6%
Apollo Tyres Ltd.	218,231	241
Axis Bank Ltd.	16,687	253
Cairn India Ltd. (c)	392,323	2,324
Gitanjali Gems Ltd.	42,081	239
Hexaware Technologies Ltd.	156,973	222
Hindustan Unilever Ltd.	41,750	319

	Shares	Value (000s)

ITC Ltd.	184,797	$698
Reliance Industries Ltd.	14,147	184

		4,480

Indonesia—2.7%
Bank Rakyat Indonesia Persero Tbk PT	2,557,500	1,901
United Tractors Tbk PT	244,000	708

		2,609

Italy—0.5%
Prada SpA (c)	119,300	537

Korea (Republic of)—19.1%
BS Financial Group, Inc. (c)	68,470	657
Daesang Corp.	25,570	358
Daum Communications Corp.	8,979	937
Honam Petrochemical Corp.	2,278	589
Hyundai Motor Co.	23,348	4,325
KB Financial Group, Inc.	14,323	451
Kia Motors Corp.	50,144	2,910
Korea Electric Power Corp. (c)	49,920	1,108
Korea Gas Corp.	10,120	367
Korea Zinc Co., Ltd.	1,701	449
KT&G Corp.	18,637	1,317
LG Fashion Corp.	7,220	253
Paradise Co., Ltd.	58,368	427
Samsung Electronics Co., Ltd.	3,526	3,243
Shinhan Financial Group Co., Ltd.	29,447	1,018
SK Chemicals Co., Ltd.	5,199	290

		18,699

Malaysia—0.5%
Telekom Malaysia Bhd.	290,800	455

Mexico—1.9%
Alfa SAB De C.V.	96,400	1,051
Arca Continental SAB De C.V.	78,628	335
Fomento Economico Mexicano SAB De C.V. ADR	6,200	432

		1,818

Peru—0.5%
Cia de Minas Buenaventura S.A. ADR	12,200	468

Philippines—0.6%
Metropolitan Bank & Trust	128,300	199
Universal Robina Corp.	331,000	363

		562

Poland—0.3%
Synthos S.A.	206,180	261

Russian Federation—8.3%
Gazprom OAO ADR	200,440	2,136
Lukoil OAO ADR	92,447	4,918
NovaTek OAO GDR	3,933	492
Sberbank of Russian Federation (a)	243,080	601

		8,147

South Africa—9.0%
AVI Ltd.	96,950	477
Gold Fields Ltd. ADR	79,500	1,212
Imperial Holdings Ltd.	44,927	687
Life Healthcare Group Holdings Ltd.	313,454	801
MTN Group Ltd.	175,570	3,120
Nedbank Group Ltd.	37,723	676
Sasol Ltd.	18,992	904
Spar Group Ltd.	29,080	391
Tiger Brands Ltd.	15,822	492

		8,760

	Shares	Value (000s)

Taiwan—8.4%
Far EasTone Telecommunications Co., Ltd.	986,000	$1,852
Hon Hai Precision Industry Co., Ltd.	559,000	1,529
Lumax International Corp. Ltd.	121,000	242
Mega Financial Holding Co., Ltd.	1,020,000	679
Phison Electronics Corp.	182,000	1,092
Silitech Technology Corp.	143,000	324
Standard Foods Corp.	113,000	343
Taiwan Mobile Co., Ltd.	406,300	1,266
Uni-President Enterprises Corp.	639,000	932

		8,259

Thailand—1.5%
Advanced Info Service PCL NVDR	67,500	300
Charoen Pokphand Foods PCL	723,200	756
Total Access Communication PCL NVDR	205,800	453

		1,509

Turkey—1.0%
Aksa Akrilik Kimya Sanayii	141,470	329
Koza Altin Isletmeleri AS	27,311	362
Turkiye Sise ve Cam Fabrikalari AS	163,723	246

		937

United Kingdom—0.9%
British American Tobacco PLC	11,313	536
Fresnillo PLC	15,267	362

		898

Total Common Stock (cost—$90,720)		94,974

EXCHANGE-TRADED FUNDS—0.5%
SPDR Gold Shares (c) (cost—$424)	2,800	425

PREFERRED STOCK—2.0%
Brazil—1.5%
Investimentos Itau S.A.	251,900	1,524

Russian Federation—0.5%
Surgutneftegas OJSC (a)	894,569	456

Total Preferred Stock (cost—$1,909)		1,980

WARRANTS—0.0%
	Units
Malaysia—0.0%
Kulim Malaysia Bhd., expires 2/27/16 (c), (cost—$1)	46,750	16

Total Investments (cost—$93,054) (b)—99.7%		97,395

Other assets less liabilities—0.3%		312

Net Assets—100.0%		$97,707

26	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Fair-Valued—Securities with an aggregate value of $1,057, representing 1.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $65,490, representing 67.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
REIT—Real Estate Investment Trust

AGIC Global

	Shares	Value (000s)

COMMON STOCK—96.8%
Australia—2.1%
Rio Tinto Ltd.	8,137	$502

Belgium—1.5%
Anheuser-Busch InBev NV	5,897	360

Brazil—2.0%
Banco do Brasil S.A.	32,600	414
Hypermarcas S.A.	14,100	65

		479

Canada—3.7%
Cogeco Cable, Inc.	9,475	477
Potash Corp. of Saskatchewan, Inc.	10,000	413

		890

China—1.1%
Bank of China Ltd., Class H	712,000	262

France—6.0%
Danone	7,141	448
Ingenico	17,814	642
Schneider Electric S.A.	6,339	331

		1,421

Germany—2.5%
Kabel Deutschland Holding AG (b)	11,840	600

Indonesia—1.5%
Bank Mandiri Tbk PT	479,000	356

Israel—1.8%
Teva Pharmaceutical Industries Ltd. ADR	10,600	428

Italy—3.6%
Intesa Sanpaola SpA	290,747	484
Prada SpA (b)	84,700	381

		865

Japan—4.9%
Fanuc Corp.	3,100	473
Honda Motor Co., Ltd.	12,200	371
Resona Holdings, Inc.	72,000	317

		1,161

Malaysia—1.4%
CIMB Group Holdings Bhd.	147,500	346

Norway—1.0%
DNB ASA	25,465	248

Singapore—1.3%
United Overseas Bank Ltd.	26,000	306

Sweden—1.4%
Atlas Copco AB, Class A	15,129	324

Thailand—1.7%
Kasikornbank PCL NVDR	104,300	403

United Kingdom—17.2%
ARM Holdings PLC	67,709	625
BG Group PLC	17,733	379
Croda International PLC	14,984	419
Hikma Pharmaceuticals PLC	28,982	279
IG Group Holdings PLC	80,511	596
John Wood Group PLC	39,519	393
Johnson Matthey PLC	17,414	496
Petrofac Ltd.	19,422	434
Weir Group PLC	14,874	470

		4,091

	Shares	Value (000s)

United States—42.1%
American Water Works Co., Inc.	23,700	$755
Apple, Inc. (b)	1,800	729
Cameron International Corp. (b)	11,100	546
Caterpillar, Inc.	4,400	399
Cinemark Holdings, Inc.	29,600	547
Colgate-Palmolive Co.	6,400	591
Covidien PLC	9,600	432
Discover Financial Services	20,900	502
Ecolab, Inc.	13,000	752
EI Du Pont de Nemours & Co.	11,400	522
HCA Holdings, Inc. (b)	18,700	412
JPMorgan Chase & Co.	12,100	402
Kosmos Energy Ltd. (b)	14,700	180
Merck & Co., Inc.	12,700	479
Nike, Inc., Class B	4,500	434
Occidental Petroleum Corp.	5,800	543
Oracle Corp.	20,000	513
Plains Exploration & Production Co. (b)	13,200	485
Sensata Technologies Holding NV (b)	19,800	520
WABCO Holdings, Inc. (b)	6,800	295

		10,038

Total Common Stock (cost—$20,831)		23,080

PREFERRED STOCK—1.1%
Germany—1.1%
Henkel AG & Co. KGaA (cost—$223)	4,683	270

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $501; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $513 including accrued interest
(cost—$501)	$501	501

Total Investments (cost—$21,555) (a)—100.0%		23,851

Liabilities in excess of other assets—(0.0)%		(12)

Net Assets—100.0%		$23,839

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $11,515, representing 48.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
NVDR—Non-Voting Depository Receipt

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	27

Schedule of Investments

December 31, 2011 (unaudited)

AGIC International Managed Volatility

	Shares	Value (000s)

COMMON STOCK—98.7%
Australia—10.1%
BHP Billiton Ltd.	27,353	$966
BHP Billiton Ltd. ADR	3,200	226
GrainCorp Ltd.	130,112	1,041
Iluka Resources Ltd.	11,513	183
PanAust Ltd. (b)	199,652	655
QBE Insurance Group Ltd.	18,835	249
Rio Tinto Ltd.	11,311	697
TABCORP Holdings Ltd.	233,121	650
Telstra Corp. Ltd.	266,165	905
Toll Holdings Ltd.	157,074	676

		6,248

Belgium—0.5%
Delhaize Group S.A.	6,397	358

China—2.1%
China Petroleum & Chemical Corp., Class H	1,056,000	1,111
CNOOC Ltd.	101,000	177

		1,288

Denmark—1.3%
H Lundbeck A/S	17,190	322
Pandora A/S	51,166	479

		801

France—11.5%
AXA S.A.	72,037	931
BNP Paribas S.A.	8,281	323
Compagnie Generale des Etablissements Michelin, Class B	12,046	710
GDF Suez	13,187	358
Renault S.A.	6,393	221
Sanofi	24,270	1,774
Total S.A.	31,510	1,608
Total S.A. ADR	5,500	281
Vivendi S.A.	42,706	932

		7,138

Germany—4.3%
Bayerische Motoren Werke AG	7,221	483
Bayerische Motoren Werke AG ADR	10,200	227
Deutsche Bank AG	6,794	257
Deutsche Telekom AG	56,182	644
Kabel Deutschland Holding AG (b)	20,792	1,054

		2,665

Hong Kong—0.8%
SmarTone Telecommunications Holding Ltd.	86,500	149
Television Broadcasting Ltd.	61,000	369

		518

Italy—5.1%
Enel SpA	308,220	1,251
Eni SpA	54,571	1,125
Intesa Sanpaola SpA	286,377	477
Prada SpA (b)	67,400	303

		3,156

Japan—20.3%
Acom Co., Ltd. (b)	8,900	158
Bridgestone Corp.	23,800	539
Canon, Inc.	3,600	158
Capcom Co., Ltd.	30,300	717
Heiwa Corp.	49,600	856
Idemitsu Kosan Co., Ltd.	3,000	309
Kaken Pharmaceutical Co., Ltd.	16,000	212
KDDI Corp.	87	559

	Shares	Value (000s)

Konami Corp.	15,600	$467
K’s Holdings Corp.	8,900	352
Kyorin Co., Inc.	15,000	263
Mitsubishi UFJ Financial Group, Inc.	237,700	1,006
Namco Bandai Holdings, Inc.	43,800	622
NET One Systems Co., Ltd.	130	354
Nippon Telegraph & Telephone Corp.	29,900	1,522
Osaka Gas Co., Ltd.	58,000	229
Sega Sammy Holdings, Inc.	18,200	393
Sekisui Chemical Co., Ltd.	37,000	305
SKY Perfect JSAT Holdings, Inc.	1,645	821
Sumitomo Mitsui Financial Group, Inc.	42,300	1,173
Sumitomo Mitsui Financial Group, Inc. ADR	44,200	244
Takeda Pharmaceutical Co., Ltd.	10,100	444
West Japan Railway Co.	8,700	378
Yamada Denki Co., Ltd.	7,090	483

		12,564

Netherlands—2.6%
Aegon NV (b)	141,954	567
ING Groep NV Dutch Certificate (b)	45,250	324
Koninklijke DSM NV	15,195	702

		1,593

New Zealand—1.1%
Telecom Corp. of New Zealand Ltd.	426,641	684

Norway—0.9%
Fred Olsen Energy ASA	16,692	560

Singapore—0.4%
DBS Group Holdings Ltd.	28,000	249

Spain—0.4%
Gas Natural SDG S.A.	14,465	248

Sweden—6.2%
Investor AB, Class B	16,565	308
Meda AB, Class A	78,633	816
Saab AB	63,243	1,306
Swedish Match AB	39,356	1,394

		3,824

Switzerland—9.1%
ABB Ltd. (b)	20,546	386
Nestle S.A.	17,130	983
Nestle S.A. ADR	5,400	311
Novartis AG	10,891	622
Roche Holdings AG	6,149	1,040
Swiss Re AG (b)	25,289	1,286
Swisscom AG	650	246
Zurich Financial Services AG (b)	3,314	747

		5,621

United Kingdom—22.0%
AstraZeneca PLC	28,623	1,322
AstraZeneca PLC ADR	6,400	296
Aviva PLC	69,106	321
BAE Systems PLC	114,207	505
Berendsen PLC	11,808	80
BHP Billiton PLC	48,136	1,407
BHP Billiton PLC ADR	3,600	210
British American Tobacco PLC	24,197	1,148
British American Tobacco PLC ADR	3,700	351
BT Group PLC, Class A	309,622	918
BT Group PLC ADR	9,600	284
Burberry Group PLC	17,086	314
Cairn Energy PLC (b)	57,652	237

	Shares	Value (000s)

Drax Group PLC	139,024	$1,176
J Sainsbury PLC	33,382	157
Kingfisher PLC	206,281	802
Royal Dutch Shell PLC, Class A	12,311	452
Royal Dutch Shell PLC, Class B	40,215	1,530
Royal Dutch Shell PLC ADR, Class B	4,500	342
Senior PLC	129,293	343
Whitbread PLC	31,639	768
William Hill PLC	215,423	677

		13,640

Total Common Stock (cost—$63,048)		61,155

EXCHANGE-TRADED FUNDS—0.5%
SPDR Gold Shares (b) (cost—$361)	2,100	319

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $291, collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $298 including accrued interest
(cost—$291)	$291	291

Total Investments (cost—$63,700) (a)—99.7%		61,765

Other assets less liabilities—0.3%		165

Net Assets—100.0%		$61,930

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $58,383, representing 94.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

28	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

AGIC Pacific Rim

	Shares	Value (000s)

COMMON STOCK—99.4%
Australia—15.9%
Australia & New Zealand Banking Group Ltd.	109,067	$2,284
BHP Billiton Ltd.	87,325	3,082
BHP Billiton Ltd. ADR	6,500	459
Incitec Pivot Ltd.	419,127	1,331
National Australia Bank Ltd.	67,164	1,600
Newcrest Mining Ltd.	55,382	1,688
Oil Search Ltd.	167,570	1,071
Origin Energy Ltd.	73,226	999
Rio Tinto Ltd.	13,398	826
WorleyParsons Ltd.	45,372	1,188

		14,528

China—9.6%
Baidu, Inc. ADR (b)	12,800	1,491
China Mobile Ltd.	97,500	947
China Resources Cement Holdings Ltd.	1,814,000	1,343
Haier Electronics Group Co., Ltd. (b)	1,248,000	1,117
Industrial & Commercial Bank of China, Class H	1,660,000	982
Kunlun Energy Co., Ltd.	962,000	1,362
Netease.com ADR (b)	21,300	955
SINA Corp. (b)	10,400	541

		8,738

Hong Kong—5.7%
AIA Group Ltd.	790,951	2,462
Cheung Kong Infrastructure Holdings Ltd.	169,000	983
Power Assets Holdings Ltd.	119,000	880
Wharf Holdings Ltd.	188,000	850

		5,175

Indonesia—1.2%
AKR Corporindo Tbk PT	3,297,500	1,099

Italy—0.8%
Prada SpA (b)	160,600	723

Japan—57.2%
Aisin Seiki Co., Ltd.	49,100	1,391
Anritsu Corp.	44,000	483
Asahi Group Holdings Ltd.	69,300	1,520
Canon, Inc.	62,400	2,746
Daito Trust Construct Co., Ltd.	11,900	1,019
Denso Corp.	25,500	701
East Japan Railway Co.	15,400	982
Fanuc Corp.	22,400	3,417
Fast Retailing Co., Ltd.	7,500	1,364
Hamamatsu Photonics KK	37,900	1,321
Hitachi Ltd.	203,000	1,056
Honda Motor Co., Ltd.	26,900	819
Honda Motor Co., Ltd. ADR	31,000	947
Hulic Co., Ltd.	92,900	1,082
Inpex Corp.	145	913
Japan Tobacco, Inc.	157	738
Kewpie Corp.	30,900	439
Keyence Corp.	6,600	1,591
Komatsu Ltd.	102,700	2,395
Makita Corp.	13,600	439
Mitsubishi Gas Chemical Co., Inc.	176,000	976
Mitsubishi Heavy Industries Ltd.	368,000	1,563
Mitsubishi UFJ Financial Group, Inc.	299,800	1,269
Mitsui & Co., Ltd.	50,800	787
Murata Manufacturing Co., Ltd.	40,000	2,048
Nabtesco Corp.	23,100	420

	Shares	Value (000s)

Nippon Telegraph & Telephone Corp.	48,300	$2,459
Nissan Motor Co., Ltd.	99,000	887
Nissan Motor Co., Ltd. ADR	7,700	137
Rinnai Corp.	16,700	1,196
Rohto Pharmaceutical Co., Ltd.	41,000	526
Sanrio Co., Ltd.	38,800	1,990
Sekisui Chemical Co., Ltd.	192,000	1,582
Ship Healthcare Holdings, Inc.	50,500	1,102
Softbank Corp.	27,400	805
Sumitomo Corp.	122,400	1,654
Suruga Bank Ltd.	89,000	794
Toray Industries, Inc.	218,000	1,560
Toyota Motor Corp.	35,200	1,164
Trend Micro, Inc.	27,900	832
Tsuruha Holdings, Inc.	21,700	1,211
Unicharm Corp.	37,800	1,864

		52,189

Korea (Republic of)—1.9%
Celltrion, Inc.	16,583	523
Hyundai Motor Co.	6,504	1,205

		1,728

New Zealand—1.2%
Telecom Corp. of
New Zealand Ltd.	672,976	1,078

Singapore—0.8%
Fraser and Neave Ltd.	155,000	740

Taiwan—2.5%
Hiwin Technologies Corp.	50,000	405
Taiwan Semiconductor
Manufacturing Co., Ltd.	318,000	795
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	81,900	1,057

		2,257

United Kingdom—2.6%
BHP Billiton PLC	19,138	560
Rio Tinto PLC ADR	16,200	793
Standard Chartered PLC	48,693	1,062

		2,415

Total Common Stock (cost—$92,127)		90,670

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $698; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $717 including accrued interest
(cost—$698)	$698	698

Total Investments (cost—$92,825) (a)—100.2%		91,368

Liabilities in excess of other assets—(0.2)%		(195)

Net Assets—100.0%		$91,173

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $84,290, representing 92.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	29

Schedule of Investments

December 31, 2011 (unaudited)

NFJ International Value

	Shares	Value (000s)

COMMON STOCK—98.6%
Australia—2.7%
Australia & New Zealand Banking Group Ltd. ADR	1,570,000	$32,687
Telstra Corp. Ltd. ADR	908,000	15,482

		48,169

Belgium—1.9%
Delhaize Group S.A. ADR	599,200	33,711

Brazil—11.7%
Banco Bradesco S.A. ADR	2,146,300	35,800
Cia de Saneamento Basico do Estado de Sao Paulo ADR (b)	1,322,000	73,570
Cia Paranaense de Energia ADR, Class P	1,690,100	35,458
Petroleo Brasileiro S.A. ADR	842,300	20,931
Tele Norte Leste ADR	2,618,000	24,897
Vale S.A. ADR	778,900	16,708

		207,364

Canada—9.2%
Agrium, Inc.	571,100	38,327
Manulife Financial Corp.	1,766,600	18,761
Nexen, Inc.	1,146,500	18,241
Toronto-Dominion Bank	509,900	38,146
Yamana Gold, Inc.	3,358,100	49,330

		162,805

China—3.1%
China Petroleum & Chemical Corp., Class H	32,810,100	34,527
Yanzhou Coal Mining Co., Ltd. ADR	914,300	19,392

		53,919

France—6.4%
Cap Gemini S.A.	503,900	15,666
France Telecom S.A. ADR	3,181,400	49,821
Peugeot S.A.	512,900	7,990
Sanofi	553,300	40,445

		113,922

Hong Kong—2.0%
Cathay Pacific Airways Ltd.	20,821,900	35,601

India—1.9%
Tata Motors Ltd. ADR	2,034,300	34,380

Israel—1.0%
Teva Pharmaceutical
Industries Ltd. ADR	426,300	17,205

Japan—12.3%
Asahi Glass Co., Ltd. ADR	2,278,500	18,820
Fuji Heavy Industries Ltd. ADR	3,224,000	38,817
Hitachi Ltd.	6,764,900	35,191
KDDI Corp.	3,071	19,723
Mitsui & Co., Ltd. ADR	113,600	35,159
Mizuho Financial Group, Inc.	27,785,200	37,624
Nitto Denko Corp. ADR	876,100	31,128

		216,462

Korea (Republic of)—4.6%
POSCO ADR	387,800	31,838
SK Telecom Co., Ltd. ADR	2,170,200	29,537
Woori Finance Holdings Co., Ltd. ADR	798,700	19,504

		80,879

	Shares	Value (000s)

Netherlands—4.4%
ASML Holding NV	595,900	$24,892
Heineken NV	351,500	16,273
Reed Elsevier NV	3,084,149	35,885

		77,050

Norway—3.6%
Seadrill Ltd.	686,000	22,878
Statoil ASA ADR	1,600,900	40,999

		63,877

Singapore—1.4%
United Overseas Bank Ltd. ADR	1,031,700	24,307

South Africa—3.3%
Sasol Ltd. ADR	1,248,100	59,160

Sweden—2.1%
Svenska Cellulosa AB ADR	2,492,500	36,615

Switzerland—3.4%
Credit Suisse Group AG (b)	776,731	18,205
Zurich Financial Services AG ADR (b)	1,807,200	40,987

		59,192

Taiwan—1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,649,700	21,298

Turkey—1.1%
KOC Holding AS ADR	1,247,100	18,557

United Kingdom—18.7%
AstraZeneca PLC ADR	1,187,800	54,983
BAE Systems PLC ADR	2,206,600	38,969
Barclays PLC ADR	1,192,900	13,110
Diageo PLC ADR	413,895	36,183
Imperial Tobacco Group PLC	921,309	34,863
Marks & Spencer Group PLC ADR	1,758,400	16,740
Rio Tinto PLC ADR	790,700	38,681
Royal Dutch Shell PLC ADR, Class A	733,100	53,582
Sage Group PLC ADR	1,168,500	21,243
Unilever PLC ADR	679,700	22,783

		331,137

United States—2.6%
Axis Capital Holdings Ltd.	996,700	31,855
RenaissanceRe Holdings Ltd.	189,300	14,078

		45,933

Total Common Stock (cost—$1,869,433)		1,741,543

	Principal Amount (000s)	Value (000s)

Repurchase Agreements—1.4%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $25,751; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $26,266 including accrued interest
(cost—$25,751)	$25,751	$25,751

Total Investments (cost—$1,895,184) (a)—100.0%		1,767,294

Liabilities in excess of other assets—(0.0)%		(326)

Net Assets—100.0%		$1,766,968

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $363,490, representing 20.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

30	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

RCM Global Commodity Equity

	Shares	Value (000s)

COMMON STOCK—97.0%
Australia—2.5%
BHP Billiton Ltd.	23,042	$813
Iluka Resources Ltd.	15,242	241
Newcrest Mining Ltd.	86	3

		1,057

Austria—1.1%
Andritz AG	5,610	464

Brazil—4.4%
BRF - Brasil Foods S.A. ADR	37,900	741
Cosan S.A. Industria e Comercio	46,200	669
Vale S.A. ADR	22,070	473

		1,883

Canada—6.6%
Barrick Gold Corp.	13,790	625
Goldcorp, Inc.	14,596	648
Potash Corp. of Saskatchewan, Inc.	23,650	976
Suncor Energy, Inc.	19,268	555

		2,804

Chile—1.6%
Sociedad Quimica y Minera de Chile S.A. ADR	12,830	691

China—2.3%
Beijing Enterprises Holdings Ltd.	41,000	247
China Communications Co., Ltd.	315,000	246
China Merchants Holdings International Co., Ltd.	76,000	219
CNOOC Ltd.	161,000	282

		994

France—1.2%
Schneider Electric S.A.	5,165	270
Technip S.A.	2,625	246

		516

Germany—0.9%
BASF SE	5,275	367

Italy—0.6%
Saipem SpA	6,085	257

Japan—3.3%
Fanuc Corp.	2,900	442
Mitsui & Co., Ltd.	30,000	465
SMC Corp.	3,100	499

		1,406

Korea (Republic of)—0.5%
POSCO ADR	2,775	228

Malaysia—2.6%
Genting Plantations Bhd.	134,900	366
Kuala Lumpur Kepong Bhd.	103,300	739

		1,105

Norway—1.9%
Seadrill Ltd.	10,885	363
Statoil ASA	18,105	464

		827

Singapore—0.9%
Golden Agri-Resources Ltd.	662,000	365

South Africa—0.7%
Impala Platinum Holdings Ltd.	13,649	283

United Kingdom—13.7%
BG Group PLC	34,170	730
BP PLC	170,910	1,218

	Shares	Value (000s)

Ensco PLC ADR	14,425	$677
Rio Tinto PLC	16,755	818
Royal Dutch Shell PLC, Class A	43,830	1,608
Xstrata PLC	51,290	781

		5,832

United States—52.2%
AGCO Corp. (b)	17,235	741
Air Products & Chemicals, Inc.	6,045	515
Anadarko Petroleum Corp.	18,150	1,385
Cabot Oil & Gas Corp.	5,565	422
Cameron International Corp. (b)	12,235	602
CF Industries Holdings, Inc.	3,150	457
Cliffs Natural Resources, Inc.	7,270	453
Consol Energy, Inc.	8,985	330
Corn Products International, Inc.	17,305	910
CSX Corp.	31,665	667
Darling International, Inc. (b)	24,600	327
Energy XXI Bermuda Ltd. (b)	15,340	489
Exxon Mobil Corp.	21,825	1,850
Flowserve Corp.	5,760	572
Freeport-McMoRan Copper & Gold, Inc.	14,625	538
Laredo Petroleum Holdings, Inc. (b)	21,000	468
Lufkin Industries, Inc.	3,165	213
Marathon Oil Corp.	17,285	506
Marathon Petroleum Corp.	13,410	446
Monsanto Co.	26,200	1,836
Mosaic Co.	12,715	641
National-Oilwell Varco, Inc.	11,445	778
Newmont Mining Corp.	10,265	616
Noble Energy, Inc.	6,150	581
Occidental Petroleum Corp.	4,705	441
Pioneer Natural Resources Co.	7,640	684
Precision Castparts Corp.	2,715	447
Range Resources Corp.	8,755	542
Rowan Cos., Inc. (b)	13,525	410
Schlumberger Ltd.	17,035	1,164
Smithfield Foods, Inc. (b)	31,525	765
Southwestern Energy Co. (b)	13,565	433
Tyson Foods, Inc., Class A	16,785	347
Union Pacific Corp.	3,230	342
Valero Energy Corp.	14,375	303

		22,221

Total Common Stock (cost—$42,057)		41,300

	Principal Amount (000s)
Repurchase Agreements—2.2%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $946; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $968 including accrued interest
(cost—$946)	$946	946

Total Investments (cost—$43,003) (a)—99.2%		42,246

Other assets less liabilities—0.8%		342

Net Assets—100.0%		$42,588

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $12,796, representing 30.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds SemiAnnual Report	31

Schedule of Investments

December 31, 2011 (unaudited)

RCM Global Small-Cap

	Shares	Value (000s)

COMMON STOCK—98.4%
Austria—1.0%
Conwert Immobilien Invest SE	21,370	$237
Schoeller-Bleckmann Oilfield Equipment AG	5,485	484

		721

Canada—0.6%
MDC Partners, Inc., Class A	35,175	476

China—2.5%
Beijing Jingkelong Co., Ltd.	226,000	195
Changyou.com Ltd. ADR (b)	5,800	133
China Everbright International Ltd.	1,490,000	537
Dah Chong Hong Holdings Ltd.	348,000	408
RDA Microelectronics, Inc. ADR (b)	40,880	447
TCL Communication Technology Holdings Ltd.	276,000	124

		1,844

Denmark—1.1%
Christian Hansen Holding A/S	17,720	385
SimCorp A/S	2,600	397

		782

Finland—0.5%
Vacon PLC	9,260	369

France—1.9%
Faiveley Transport	6,250	388
Orpea	10,036	327
Sartorius Stedim Biotech	6,470	410
Virbac S.A.	2,105	326

		1,451

Germany—2.9%
Bechtle AG	8,010	271
Delticom AG	4,925	424
Deutsche Wohnen AG	20,275	269
Dialog Semiconductor PLC (b)	17,040	277
Pfeiffer Vacuum Technology AG	4,945	432
Wirecard AG	29,875	480

		2,153

Hong Kong—1.1%
China Overseas Grand Oceans Group Ltd.	623,000	543
Great Eagle Holdings Ltd.	49,000	96
Oriental Watch Holdings	364,000	166

		805

Indonesia—0.1%
Erajaya Swasembada Tbk PT (b)	780,500	86

Ireland—1.0%
Paddy Power PLC	12,750	738

Italy—0.4%
Yoox SpA (b)	31,105	334

Japan—9.7%
Aozora Bank Ltd.	171,000	470
Chiyoda Co., Ltd.	31,600	560
Credit Saison Co., Ltd.	21,200	423
CyberAgent, Inc.	47	152
Doshisha Co., Ltd.	20,700	597
Makino Milling Machine Co., Ltd.	27,000	166
Maruwa Co., Ltd.	13,400	617
Message Co., Ltd.	137	428
Nissin Electric Co., Ltd.	27,000	151
Nitori Co., Ltd.	1,550	145
Panasonic Electric Works SUNX Co., Ltd.	56,300	274

	Shares	Value (000s)

Penta-Ocean Construction Co., Ltd.	50,500	$154
Rohto Pharmaceutical Co., Ltd.	35,000	449
Sanyo Special Steel Co., Ltd.	69,000	365
St. Marc Holdings Co., Ltd.	11,900	458
Sundrug Co., Ltd.	5,100	154
Taiheiyo Cement Corp.	242,000	463
Tatsuta Electric Wire and Cable Co., Ltd.	76,000	322
TS Tech Co., Ltd.	14,100	222
Unipres Corp.	14,800	423
U-Shin Ltd.	24,500	197

		7,190

Korea (Republic of)—0.8%
Fila Korea Ltd.	5,945	402
Hyundai Department Store Co., Ltd.	1,115	158

		560

Netherlands—1.3%
Imtech NV	16,220	418
Nutreco NV	5,820	382
Unit 4 NV	7,685	182

		982

Norway—1.7%
Prosafe SE	63,450	434
Schibsted ASA	18,335	455
TGS Nopec Geophysical Co. ASA	17,200	380

		1,269

Philippines—0.7%
Alliance Global Group, Inc.	2,168,000	512

Spain—0.2%
Grupo Catalana Occidente S.A.	11,165	177

Sweden—3.3%
Axis Communications AB	20,180	404
Betsson AB (b)	14,599	321
Elekta AB, Class B	12,048	521
Hufvudstaden AB, Ser. A	38,280	389
Nibe Industrier AB, Class B	34,310	506
Wallenstam AB, Ser. B	31,760	292

		2,433

Switzerland—2.0%
Aryzta AG	6,355	308
Dufry AG (b)	4,980	457
Interroll Holding AG (b)	1,600	475
Swissquote Group Holding S.A.	7,115	250

		1,490

Taiwan—0.6%
Catcher Technology Co., Ltd.	102,000	472

United Kingdom—4.5%
Abcam PLC	44,090	250
Aveva Group PLC	11,840	263
Croda International PLC	20,255	567
Domino’s Pizza UK & IRL PLC	42,285	264
Hikma Pharmaceuticals PLC	41,595	400
Restaurant Group PLC	108,395	502
Rotork PLC	20,850	624
Spirax-Sarco Engineering PLC	16,440	478

		3,348

United States—60.5%
Acadia Healthcare Co., Inc. (b)	45,640	455
Actuant Corp., Class A	23,885	542
Ardea Biosciences, Inc. (b)	17,990	302
Ariba, Inc. (b)	19,665	552
Aspen Technology, Inc. (b)	49,520	859
Atwood Oceanics, Inc. (b)	9,980	397

	Shares	Value (000s)

BE Aerospace, Inc. (b)	18,135	$702
Calix, Inc. (b)	96,700	626
Caribou Coffee Co., Inc. (b)	39,100	545
Carpenter Technology Corp.	13,285	684
Cavium, Inc. (b)	19,505	555
Centene Corp. (b)	16,525	654
Cepheid, Inc. (b)	18,865	649
Chart Industries, Inc. (b)	12,605	682
Cheesecake Factory, Inc. (b)	19,175	563
Cogent Communications Group, Inc. (b)	43,995	743
Colonial Properties Trust, REIT	20,455	427
Commvault Systems, Inc. (b)	15,680	670
Cooper Cos., Inc.	8,825	622
Cost Plus, Inc. (b)	51,405	501
Cypress Semiconductor Corp. (b)	27,000	456
Dril-Quip, Inc. (b)	12,690	835
Elizabeth Arden, Inc. (b)	15,810	586
Endologix, Inc. (b)	52,110	598
Energy XXI Bermuda Ltd. (b)	20,565	656
ExamWorks Group, Inc. (b)	59,055	560
Express, Inc. (b)	30,310	604
Fairchild Semiconductor International, Inc. (b)	32,720	394
Finisar Corp. (b)	28,380	475
Fortress Investment Group LLC, Class A (b)	116,930	395
Genesee & Wyoming, Inc., Class A (b)	12,365	749
G-III Apparel Group Ltd. (b)	14,370	358
Globe Specialty Metals, Inc.	32,925	441
Glu Mobile, Inc. (b)	123,325	387
Gulfport Energy Corp. (b)	20,420	601
Health Management Associates, Inc., Class A (b)	55,040	406
HMS Holdings Corp. (b)	26,750	855
Iberiabank Corp.	7,450	367
Inhibitex, Inc. (b)	12,660	139
Insulet Corp. (b)	37,825	712
IPC The Hospitalist Co., Inc. (b)	16,540	756
Ironwood Pharmaceuticals, Inc. (b)	28,845	345
Jive Software, Inc. (b)	11,754	188
Key Energy Services, Inc. (b)	43,810	678
Koppers Holdings, Inc.	12,430	427
Laredo Petroleum Holdings, Inc. (b)	37,070	827
Lattice Semiconductor Corp. (b)	94,080	559
LivePerson, Inc. (b)	40,935	514
Magellan Health Services, Inc. (b)	9,480	469
Masimo Corp. (b)	18,705	350
Mattress Firm Holding Corp. (b)	20,449	474
MicroStrategy, Inc., Class A (b)	5,305	575
Natus Medical, Inc. (b)	51,415	485
NewStar Financial, Inc. (b)	68,505	697
Oasis Petroleum, Inc. (b)	23,230	676
Pharmacyclics, Inc. (b)	17,295	256
Polaris Industries, Inc.	10,440	584
RBC Bearings, Inc. (b)	18,705	780
Regal-Beloit Corp.	8,660	441
Roadrunner Transportation Systems,
Inc. (b)	33,485	473
Robbins & Myers, Inc.	15,155	736
Rockwood Holdings, Inc. (b)	9,135	360
Sapient Corp.	65,730	828
Seattle Genetics, Inc. (b)	21,970	367
Semtech Corp. (b)	26,625	661
Sirona Dental Systems, Inc. (b)	7,620	336
Snap-On, Inc.	9,155	463
Solera Holdings, Inc.	10,955	488
Sonic Automotive, Inc., Class A	31,775	471
Steven Madden Ltd. (b)	20,145	695
Stifel Financial Corp. (b)	12,660	406

32	Allianz International/Sector Stock Funds SemiAnnual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

Taleo Corp., Class A (b)	22,000	$851
Titan International, Inc.	29,565	575
TiVo, Inc. (b)	43,540	391
Tower International, Inc. (b)	47,365	509
Tractor Supply Co.	8,395	589
TreeHouse Foods, Inc. (b)	9,640	630
TriQuint Semiconductor, Inc. (b)	68,350	333
Ultimate Software Group, Inc. (b)	9,145	596
Vera Bradley, Inc. (b)	12,470	402
Vitamin Shoppe, Inc. (b)	16,355	652
WABCO Holdings, Inc. (b)	9,555	415
Western Alliance Bancorp (b)	70,530	439

		45,051

Total Common Stock (cost—$67,609)		73,243

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $875; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $895 including accrued interest
(cost—$875)	$875	875

Total Investments (cost—$68,484) (a)—99.6%		74,118

Other assets less liabilities—0.4%		306

Net Assets—100.0%		$74,424

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $26,492 representing 35.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

RCM Technology

	Shares	Value (000s)

COMMON STOCK—88.4%
Automobiles—2.4%
Tesla Motors, Inc. (c)	833,620	$23,808

Chemicals—0.7%
Monsanto Co.	94,316	6,609
Wacker Chemie AG	100	8

		6,617

Communications Equipment—10.6%
ADTRAN, Inc. (b)	862,601	26,016
Ciena Corp. (c)	100	1
Cisco Systems, Inc. (b)	2,178,236	39,382
JDS Uniphase Corp. (c)	100	1
Motorola Mobility Holdings, Inc. (c)	4,452	173
Motorola Solutions, Inc.	104,343	4,830
Polycom, Inc. (c)	100	2
QUALCOMM, Inc.	610,129	33,374
Telefonaktiebolaget LM Ericsson ADR	100	1

		103,780

Computers & Peripherals—14.3%
Apple, Inc. (b)(c)	169,661	68,713
Catcher Technology Co., Ltd.	613,000	2,839
EMC Corp. (b)(c)	384,116	8,274
Fusion-io, Inc. (c)	392,775	9,505
Hewlett-Packard Co.	1,419,045	36,554
NetApp, Inc. (c)	100	4
SanDisk Corp. (c)	304,905	15,004

		140,893

Construction & Engineering—1.3%
Fluor Corp.	970	49
Quanta Services, Inc. (c)	612,300	13,189

		13,238

Diversified Consumer Services—0.0%
Coinstar, Inc. (c)	500	23

Electrical Equipment—0.0%
EnerSys (c)	100	3

Electronic Equipment, Instruments & Components—2.9%
Hitachi Ltd.	5,382,570	28,000
LG Display Co., Ltd.	100	2
LG Innotek Co., Ltd.	1,000	59
Samsung Electro-Mechanics Co., Ltd.	170	11
TE Connectivity, Ltd.	100	3
TPK Holding Co., Ltd. (c)	1,050	14

		28,089

Financial Services—4.6%
MasterCard, Inc., Class A	39,500	14,727
Visa, Inc., Class A (b)	301,550	30,616

		45,343

Health Care Technology—0.8%
athenahealth, Inc. (c)	163,306	8,022

Hotels, Restaurants & Leisure—0.0%
Ctrip.com International Ltd. ADR (c)	100	2

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (b)(c)	48,050	8,317
NetFlix, Inc. (c)	100	7
Priceline.com, Inc. (c)	10,743	5,025

		13,349

Internet Software & Services—13.8%
Akamai Technologies, Inc. (c)	334,851	10,809
Alibaba.com Ltd. (c)	1,000	1

	Shares	Value (000s)

Baidu, Inc. ADR (b)(c)	180,667	$21,042
eBay, Inc. (c)	210,830	6,394
Google, Inc., Class A (b)(c)	85,560	55,263
LinkedIn Corp., Class A (c)	10	1
Netease.com ADR (c)	170,700	7,656
Phoenix New Media Ltd. ADR (c)	294,611	1,644
Rackspace Hosting, Inc. (c)	609,745	26,225
Renren, Inc. ADR (c)	3,417	12
SINA Corp. (c)	117,715	6,121
Tencent Holdings Ltd.	100	2
Yahoo!, Inc. (c)	100	2

		135,172

IT Services—2.3%
Cognizant Technology Solutions Corp., Class A (c)	353,900	22,759
Tata Consultancy Services Ltd.	1,000	22

		22,781

Machinery—0.0%
Doosan Infracore Co., Ltd. (c)	1,000	16

Semiconductors & Semiconductor Equipment—10.7%
Aixtron SE	1,000	13
Analog Devices, Inc. (b)	210,997	7,549
ASML Holding NV	106,255	4,440
Atmel Corp. (c)	100	1
Avago Technologies Ltd.	100	3
Cypress Semiconductor Corp. (c)	29,125	492
Epistar Corp.	4,000	8
First Solar, Inc. (c)	1,500	51
Intel Corp.	1,025,030	24,857
Maxim Integrated Products, Inc.	126,635	3,298
Microchip Technology, Inc.	91,820	3,363
NXP Semiconductor NV (c)	100	1
ON Semiconductor Corp. (c)	100	1
Samsung Electronics Co., Ltd.	45,025	41,416
Skyworks Solutions, Inc. (c)	100	2
SMA Solar Technology AG	700	39
Taiwan Semiconductor Manufacturing Co., Ltd.	2,527,000	6,314
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	436,695	5,638
Texas Instruments, Inc.	126,905	3,694
Veeco Instruments, Inc. (c)	210,045	4,369

		105,549

Software—22.6%
Activision Blizzard, Inc. (b)	720,000	8,870
Ariba, Inc. (c)	314,347	8,827
Aspen Technology, Inc. (c)	918,985	15,944
Electronic Arts, Inc. (c)	35,175	725
Informatica Corp. (c)	100	4
Intuit, Inc. (b)	564,572	29,691
Microsoft Corp. (b)	1,942,900	50,438
Nuance Communications, Inc. (c)	391,645	9,854
Oracle Corp. (b)	1,206,505	30,947
QLIK Technologies, Inc. (c)	703,285	17,019
Salesforce.com, Inc. (b)(c)	239,954	24,346
TIBCO Software, Inc. (b)(c)	1,035,021	24,747
VMware, Inc., Class A (c)	7,735	643

		222,055

Wireless Telecommunication Services—0.0%
American Tower Corp., Class A	290	17

Total Common Stock (cost—$745,313)		868,757

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	33

Schedule of Investments

December 31, 2011 (unaudited)

	Shares	Value (000s)

EXCHANGE-TRADED FUNDS—0.0%
iShares FTSE / Xinhua A50 China Index (c)	1,000	$1
iShares MSCI Emerging Markets Index	100	4

Total Exchange-Traded Funds (cost—$6)		5

	Principal Amount (000s)
Repurchase Agreements—8.1%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $79,980; collateralized by U.S. Treasury Notes, 2.25%, due 5/31/14, valued at $81,581 including accrued interest
(cost—$79,980)	$79,980	79,980

	Contracts
OPTIONS PURCHASED (c)—1.5%
Call Options—1.5%
Apple, Inc. (CBOE), strike price $220, expires 1/21/12	500	9,215
Microsoft Corp. (CBOE), strike price $30, expires 1/19/13	19,000	1,900
Yahoo!, Inc. (CBOE), strike price $17.50, expires 1/19/13	22,376	3,580

Total Options Purchased (cost—$11,479)		14,695

Total Investments, before options written and securities sold short (cost—$836,778)—98.0%		963,437

OPTIONS WRITTEN (c)—(0.5)%
Call Options—(0.1)%
Activision Blizzard, Inc. (CBOE), strike price $12, expires 5/19/12	3,600	(360)
strike price $13, expires 5/19/12	3,600	(194)
Amazon.com, Inc. (CBOE), strike price $225, expires 1/21/12	30	— (d)
Atmel Corp. (CBOE), strike price $11, expires 1/21/12	4,364	(44)
Avago Technologies Ltd. (CBOE),
strike price $35, expires 1/21/12	1,000	(5)
Coinstar, Inc. (CBOE), strike price $32.50, expires 1/21/12	5	(7)
Hewlett-Packard Co. (CBOE), strike price $40, expires 1/21/12	75	— (d)
Oracle Corp. (CBOE), strike price $32, expires 1/21/12	111	— (d)
Rackspace Hosting, Inc. (CBOE), strike price $47, expires 3/17/12	3,308	(645)
Tesla Motors, Inc. (CBOE), strike price $29, expires 1/21/12	208	(21)

	Contracts	Value (000s)

TIBCO Software, Inc. (CBOE), strikse price $30, expires 1/21/12	2,000	$(18)

		(1,294)

Put Options—(0.4)%
Apple, Inc. (CBOE), strike price $180, expires 1/21/12	770	(2)
strike price $190, expires 1/21/12	400	(1)
strike price $315, expires 1/21/12	36	(1)
Cypress Semiconductor Corp. (CBOE),
strike price $7.50, expires 1/21/12	11,600	(12)
Intuit, Inc. (CBOE), strike price $37.50, expires 1/21/12	7,200	(36)
Microsoft Corp. (CBOE), strike price $22.50, expires 1/19/13	19,000	(3,040)
Texas Instruments, Inc. (CBOE), strike price $25, expires 1/21/12	3,000	(18)
TIBCO Software, Inc. (CBOE), strike price $15, expires 1/21/12	4,700	(33)
Yahoo!, Inc. (CBOE), strike price $10, expires 1/19/13	18,076	(669)

		(3,812)

Total Options Written (premiums received—$15,840)		(5,106)

	Shares
SECURITIES SOLD SHORT—(6.4)%
Communications Equipment—(2.9)%
F5 Networks, Inc. (c)	500	(53)
Juniper Networks, Inc. (c)	687,175	(14,025)
Nokia Oyj ADR	9,770	(47)
Research In Motion Ltd. (c)	10,240	(149)
Riverbed Technology, Inc. (c)	625,440	(14,698)

		(28,972)

Electrical Equipment—(0.0)%
Nidec Corp.	1,500	(130)
Nidec Corp. ADR	1,965	(42)

		(172)

Internet Software & Services—(0.0)%
Equinix, Inc. (c)	1,000	(101)

Leisure Equipment & Products—(0.0)%
Nikon Corp.	1,700	(38)

Semiconductors & Semiconductor Equipment—(1.6)%
Advanced Micro Devices, Inc. (c)	13,655	(74)
Altera Corp.	164,106	(6,088)
Broadcom Corp., Class A (c)	85,861	(2,521)
Cree, Inc. (c)	297,295	(6,552)
LDK Solar Co., Ltd. ADR (c)	100	(—)(d )
NVIDIA Corp. (c)	10,800	(150)
Xilinx, Inc.	1,110	(36)

		(15,421)

Software—(1.9)%
Citrix Systems, Inc. (c)	167,400	(10,165)
Red Hat, Inc. (c)	196,665	(8,120)

		(18,285)

Value (000s)

Total Securities Sold Short (proceeds received—$70,557)	$(62,989)

Total Investments net of options written and securities sold short (cost—$750,381) (a)—91.1%	895,342

Other assets less other liabilities—8.9%	87,053

Net Assets—100.0%	$982,395

Notes to Schedule of Investments (amounts in thousands):
(a) Securities (including securities sold short) with an net value of $78,596, representing 8.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written and securities sold short.

(c) Non-income producing.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International

34	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2011 (unaudited)

RCM Wellness Fund

	Shares	Value (000s)

COMMON STOCK—96.6%
Biotechnology—8.0%
AEterna Zentaris, Inc. (d)	892,600	$1,375
Ardea Biosciences, Inc. (d)	61,900	1,040
Biogen Idec, Inc. (d)	19,100	2,102
Celgene Corp. (d)	36,520	2,469
Codexis, Inc. (d)	13,170	70
Inhibitex, Inc. (d)	105,290	1,152
Pharmacyclics, Inc. (d)	42,150	625
PolyMedix, Inc. (d)	870,000	665
Sangamo Biosciences, Inc. (d)	48,210	137

		9,635

Commercial Services & Supplies—1.0%
Stericycle, Inc. (d)	15,115	1,178

Food & Staples Retailing—3.2%
United Natural Foods, Inc. (d)	42,000	1,680
Whole Foods Market, Inc.	30,895	2,150

		3,830

Food Products—2.2%
Hain Celestial Group, Inc. (d)	60,265	2,209
SunOpta, Inc. (d)	86,095	415

		2,624

Health Care Equipment & Supplies—13.6%
Baxter International, Inc.	46,045	2,278
Cie Generale d’Optique Essilor International S.A.	16,965	1,196
Cooper Cos., Inc.	40,525	2,858
Covidien PLC	42,625	1,919
Edwards Lifesciences Corp. (d)	37,560	2,656
Hologic, Inc. (d)	149,870	2,624
St. Jude Medical, Inc.	66,340	2,275
TranS1, Inc. (d)	227,378	425

		16,231

Health Care Providers & Services—25.9%
Acadia Healthcare Co., Inc. (d)	69,000	688
Aetna, Inc.	71,350	3,010
AMERIGROUP Corp. (d)	21,800	1,288
Cardinal Health, Inc. (c)	143,860	5,842
Centene Corp. (d)	40,695	1,611
DaVita, Inc. (d)	35,675	2,705
Fresenius Medical Care AG & Co. KGaA	69,745	4,737
Fresenius SE & Co. KGaA	15,715	1,453
Magellan Health Services, Inc. (d)	31,210	1,544
Mednax, Inc. (d)	35,835	2,581
UnitedHealth Group, Inc. (c)	109,180	5,533

		30,992

Health Care Technology—2.3%
Cerner Corp. (d)	44,330	2,715

Life Sciences Tools & Services—2.3%
Agilent Technologies, Inc. (d)	62,670	2,189
Illumina, Inc. (d)	17,350	529

		2,718

Personal Products—1.2%
Herbalife Ltd.	28,650	1,480

Pharmaceuticals—30.8%
Allergan, Inc.	80,535	7,066
Novo Nordisk A/S, Class B	28,177	3,237
Perrigo Co.	28,310	2,755
Pfizer, Inc.	432,040	9,349
Sagent Pharmaceuticals, Inc. (d)	24,880	522
Shire PLC	222,670	7,739
Teva Pharmaceutical Industries Ltd. ADR	43,735	1,765

	Shares	Value (000s)

Watson Pharmaceuticals, Inc. (d)	73,750	$4,450

		36,883

Specialty Retail—4.0%
Dick’s Sporting Goods, Inc.	53,730	1,982
Fielmann AG	29,375	2,789

		4,771

Textiles, Apparel & Luxury Goods—2.1%
Adidas AG	26,500	1,722
Lululemon Athletica, Inc. (d)	17,445	814

		2,536

Total Common Stock (cost—$104,043)		115,593

WARRANTS—0.1%
	Units
Biotechnology—0.1%
PolyMedix, Inc., expires 4/11/16 (b)(d)	435,000	107

Pharmaceuticals—0.0%
Sunesis Pharmaceuticals, Inc., expires 10/6/15 (b)(d)	180,767	36

Total Warrants (cost—$226)		143

	Principal Amount (000s)
Repurchase Agreements—3.4%
State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $4,068; collateralized by U.S. Treasury Notes, 1.75%, due 3/31/14, valued at $4,150 including accrued interest
(cost—$4,068)	$4,068	4,068

Total Investments (cost—$108,337) (a)—100.1%		119,804

Liabilities in excess of other assets—(0.1)%		(154)

Net Assets—100.0%		$119,650

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $22,873, representing 19.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $143, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written transactions outstanding at December 31, 2011, however the fund had securities segregated as collateral for any transactions in the future.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	35

Statements of Assets and Liabilities

December 31, 2011 (Unaudited)
Amounts in thousands, except per share amounts	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International Managed Volatility	AGIC Pacific Rim

Assets:
Investments, at value	$97,395	$23,851	$61,765	$91,368
Cash	—	—	1	—
Foreign currency, at value	328	—	5	29
Receivable for investments sold	637	—	2,723	—
Receivable for Fund shares sold	392	13	209	6
Dividends and interest receivable (net of foreign taxes)	258	26	75	90
Tax reclaims receivable	47	4	27	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	13	4	37	29
Other assets	—	—	—	—
Total Assets	99,070	23,898	64,842	91,522

Liabilities:
Payable for investments purchased	$320	$—	$2,514	$—
Securities sold short, at value	—	—	—	—
Payable to custodian for cash overdraft	674	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	213	25	291	191
Investment Advisory fees payable	77	14	29	67
Administration fees payable	48	9	24	37
Distribution fees payable	9	4	10	13
Servicing fees payable	9	3	7	12
Trustees Deferred Compensation Plan Payable (see Note 4)	13	4	37	29
Total Liabilities	1,363	59	2,912	349
Net Assets	$97,707	$23,839	$61,930	$91,173

Net Assets Consist of:
Paid-in-capital	$158,834	$41,854	$258,714	$169,898
Undistributed (dividends in excess of) net investment income	638	(10)	(48)	(1)
Accumulated net realized loss	(66,086)	(20,301)	(194,799)	(77,267)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short and foreign currency transactions	4,321	2,296	(1,937)	(1,457)
Net Assets	$97,707	$23,839	$61,930	$91,173

Net Assets:
Class A	$20,958	$7,801	$17,490	$19,062
Class B	—	2,033	—	4,583
Class C	13,199	3,333	14,763	14,771
Class D	4,947	1,110	979	18,215
Class R	—	358	72	—
Class P	1,399	111	875	2,396
Institutional Class	57,204	9,073	27,742	32,146
Administrative Class	—	20	9	—

Shares Issued and Outstanding:
Class A	961	554	1,494	1,849
Class B	—	154	—	471
Class C	619	253	1,267	1,529
Class D	224	79	84	1,771
Class R	—	26	6	—
Class P	65	8	75	227
Institutional Class	2,616	621	2,382	3,037
Administrative Class	—	1	1	—

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$21.82	$14.08	$11.71	$10.31
Class B	—	13.20	—	9.73
Class C	21.31	13.18	11.66	9.66
Class D	22.15	14.11	11.68	10.28
Class R	—	13.80	11.55	—
Class P	21.47	14.58	11.60	10.56
Institutional Class	21.86	14.62	11.64	10.59
Administrative Class	—	14.28	12.18	—

Cost of Investments	$93,054	$21,555	$63,700	$92,825
Cost of Foreign Currency	$328	—	$5	$29
Premiums Received for Options Written	—	—	—	—
Proceeds Received on Securities Sold Short	—	—	—	—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

36	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

NFJ International Value	RCM Global Commodity Equity	RCM Global Small-Cap	RCM Technology	RCM Wellness

$1,767,294	$42,246	$74,118	$963,437	$119,804
1	1	1	—	1
—	—	53	15,444	—
—	939	819	112,092	—
7,675	58	19	2,409	58
1,659	27	11	168	60
—	4	21	42	65
123	4	18	119	14
—	—	—	631	2
1,776,752	43,279	75,060	1,094,342	120,004

$—	$445	$285	$38,638	$—
—	—	—	62,989	—
—	—	—	1	—
—	—	—	5,106	—
7,949	192	225	3,820	189
896	26	57	768	80
510	15	27	305	40
116	4	11	86	6
190	5	13	115	25
123	4	18	119	14
9,784	691	636	111,947	354
$1,766,968	$42,588	$74,424	$982,395	$119,650

$2,330,916	$53,489	$108,995	$867,720	$127,865
(1,370)	13	(565)	(6,181)	(495)
(434,689)	(10,155)	(39,640)	(24,091)	(19,183)

(127,889)	(759)	5,634	144,947	11,463
$1,766,968	$42,588	$74,424	$982,395	$119,650

$640,341	$11,038	$25,010	$267,678	$17,106
—	—	4,905	6,961	2,291
177,708	7,452	11,717	108,762	6,898
77,957	3,961	18,982	142,985	93,355
3,438	—	—	—	—
335,000	646	1,490	39,843	—
529,366	19,491	12,320	364,660	—
3,158	—	—	51,506	—

35,688	736	1,000	6,317	694
—	—	211	179	101
9,983	518	503	2,791	304
4,350	264	760	3,412	3,787
190	—	—	—	—
18,573	43	57	905	—
29,319	1,279	472	8,256	—
175	—	—	1,187	—

$17.94	$14.99	$25.02	$42.37	$24.66
—	—	23.28	38.98	22.67
17.80	14.39	23.27	38.96	22.68
17.92	14.98	24.99	41.91	24.65
18.04	—	—	—	—
18.04	15.16	26.04	44.01	—
18.06	15.25	26.09	44.17	—
18.02	—	—	43.39	—

$1,895,184	$43,003	$68,484	$836,778	$108,337
—	—	$54	$15,454	—
—	—	—	$15,840	—
—	—	—	$70,557	—

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	37

Statements of Operations

Six Months ended December 31, 2011 (Unaudited)
Amounts in thousands	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International Managed Volatility	AGIC Pacific Rim

Investment Income:
Interest	$—	$—	$—	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	1,949	404	818	1,236
Total Income	1,949	404	818	1,236

Expenses:
Investment advisory fees	534	106	212	473
Administration fees	263	62	162	245
Distribution fees — Class B	—	10	—	22
Distribution fees — Class C	62	14	64	65
Distribution fees — Class R	—	1	—	—
Servicing fees — Class A	33	11	25	28
Servicing fees — Class B	—	3	—	7
Servicing fees — Class C	21	5	21	22
Servicing fees — Class D	9	1	2	27
Servicing fees — Class R	—	1	—	—
Distribution and/or servicing fees — Administrative Class	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	6	2	4	6
Interest expense	11	—	1	2
Tax expense	10	—	—	—
Miscellaneous expense	—	—	1	—
Total Expenses	949	216	492	897
Less: Investment Advisory/Administration fees waived	(21)	—	(18)	(26)
Net Expenses	928	216	474	871
Net Investment Income (Loss)	1,021	188	344	365

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,000)	(51)	(5,159)	415
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(191)	6	—	(89)
Net change in unrealized appreciation/depreciation of:
Investments	(24,658)	(6,562)	(10,952)	(19,643)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(42)	—	(4)	(2)
Net Realized and Change in Unrealized Loss	(31,891)	(6,607)	(16,115)	(19,319)
Net Decrease in Net Assets Resulting from Investment Operations	$(30,870)	$(6,419)	$(15,771)	$(18,954)
**	A zero balance may reflect actual amounts rounding to less than one thousand.

38	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

NFJ International Value	RCM Global Commodity Equity	RCM Global Small-Cap	RCM Technology	RCM Wellness

$2	$—	$—	$3	$—
26,650	382	245	2,998	501
26,652	382	245	3,001	501

5,650	169	388	4,940	518
3,941	97	174	1,960	259
—	—	23	33	10
748	32	49	457	27
3	—	—	—	—
886	16	35	386	22
—	—	8	11	4
249	11	16	153	9
95	5	23	200	127
3	—	—	—	—
3	—	—	72	—
—	—	—	35	—
101	3	4	59	7
5	1	2	3	—
—	—	—	— **	—
1	—	1	—	—
11,685	334	723	8,309	983
(868)	—	(41)	—	—
10,817	334	682	8,309	983
15,835	48	(437)	(5,308)	(482)

(9,831)	(617)	465	(3,585)	(901)
—	—	—	11,560	—
—	—	—	21,805	—
(125)	32	6	(171)	(22)

(319,993)	(8,778)	(14,073)	(204,901)	(15,311)
—	—	—	(24,817)	—
—	—	—	(6,835)	—
—	(2)	(3)	(376)	(8)
(329,949)	(9,365)	(13,605)	(207,320)	(16,242)
$(314,114)	$(9,317)	$(14,042)	$(212,628)	$(16,724)

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	39

Statements of Changes in Net Assets

Amounts in thousands	AGIC Emerging Markets Opportunities		AGIC Global		AGIC International Managed Volatility

	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,021	$966	$188	$147	$344	$1,185
Net realized gain (loss) on investments and foreign currency transactions	(7,191)	21,501	(45)	4,254	(5,159)	18,148
Payments from Affiliates (see Note 9)	—	6	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(24,700)	18,474	(6,562)	8,786	(10,956)	10,723
Net increase (decrease) resulting from investment operations	(30,870)	40,947	(6,419)	13,187	(15,771)	30,056

Dividends to Shareholders from:
Net investment income
Class A	(114)	— **	(109)	(10)	(443)	(441)
Class B	—	—	(2)	— **	—	—
Class C	— **	— **	(18)	— **	(228)	(228)
Class D	(35)	(1)	(15)	(1)	(21)	(34)
Class R	—	—	(4)	— **	(2)	(1)
Class P	(21)	(2)	(2)	— **	(24)	(31)
Institutional Class	(565)	(285)	(134)	(75)	(827)	(1,098)
Administrative Class	—	—	— **	— **	— **	— **
Total Dividends to Shareholders	(735)	(288)	(284)	(86)	(1,545)	(1,833)

Fund Share Transactions:
Net proceeds from the sale of shares	15,767	74,030	1,048	5,466	6,973	20,899
Issued in reinvestment of dividends	713	280	254	55	1,412	1,693
Cost of shares redeemed	(36,354)	(80,064)	(11,726)	(17,211)	(17,047)	(58,189)
Net increase (decrease) from Fund share transactions	(19,874)	(5,754)	(10,424)	(11,690)	(8,662)	(35,597)
Total Increase (Decrease) in Net Assets	(51,479)	34,905	(17,127)	1,411	(25,978)	(7,374)

Net Assets:
Beginning of period	149,186	114,281	40,966	39,555	87,908	95,282
End of period*	$97,707	$149,186	$23,839	$40,966	$61,930	$87,908
* Including undistributed (dividends in excess of) net investment income of:	$638	$352	$(10)	$86	$(48)	$1,153
**	A zero balance may reflect actual amounts rounding to less than one thousand.

40	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

AGIC Pacific Rim		NFJ International Value		RCM Global Commodity Equity		RCM Global Small-Cap

Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

$365	$619	$15,835	$40,778	$48	$(116)	$(437)	$(478)
326	1,436	(9,956)	143,974	(585)	6,172	471	12,740
—	—	—	—	—	—	—	—
(19,645)	27,155	(319,993)	205,824	(8,780)	9,506	(14,076)	21,606
(18,954)	29,210	(314,114)	390,576	(9,317)	15,562	(14,042)	33,868

(55)	(179)	(6,571)	(15,860)	—	—	—	(55)
— **	— **	—	—	—	—	—	— **
— **	— **	(1,077)	(2,964)	—	—	—	— **
(39)	(177)	(703)	(1,814)	—	—	—	(69)
—	—	(27)	(21)	—	—	—	—
(13)	(29)	(3,738)	(5,869)	—	—	—	(2)
(206)	(381)	(6,145)	(13,567)	—	—	—	(50)
—	—	(38)	— **	—	—	—	—
(313)	(766)	(18,299)	(40,095)	—	—	—	(176)

3,721	17,431	298,490	1,001,447	7,834	30,266	15,208	33,348
295	699	14,130	32,157	—	—	—	148
(19,455)	(53,785)	(422,875)	(581,322)	(13,539)	(23,584)	(18,093)	(42,549)
(15,439)	(35,655)	(110,255)	452,282	(5,705)	6,682	(2,885)	(9,053)
(34,706)	(7,211)	(442,668)	802,763	(15,022)	22,244	(16,927)	24,639

125,879	133,090	2,209,636	1,406,873	57,610	35,366	91,351	66,712
$91,173	$125,879	$1,766,968	$2,209,636	$42,588	$57,610	$74,424	$91,351
$(1)	$(53)	$(1,370)	$1,094	$13	$(35)	$(565)	$(128)

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	41

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology		RCM Wellness

	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011	Six Months ended December 31, 2011 (Unaudited)	Year ended June 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(5,308)	$(15,011)	$(482)	$(804)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	29,609	217,994	(923)	20,401
Payments from Affiliates (see Note 9)	—	20	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(236,929)	190,497	(15,319)	19,811
Net increase (decrease) resulting from investment operations	(212,628)	393,500	(16,724)	39,408

Distributions to Shareholders from:
Net realized capital gains
Class A	—	—	(1,722)	—
Class B	—	—	(248)	—
Class C	—	—	(746)	—
Class D	—	—	(9,400)	—
Total Distributions to Shareholders	—	—	(12,116)	—

Fund Share Transactions:
Net proceeds from the sale of shares	149,999	550,140	14,103	23,275
Issued in reinvestment of distributions	—	—	11,514	—
Cost of shares redeemed	(226,928)	(596,008)	(28,570)	(31,993)
Net decrease from Fund share transactions	(76,929)	(45,868)	(2,953)	(8,718)
Total Increase (Decrease) in Net Assets	(289,557)	347,632	(31,793)	30,690

Net Assets:
Beginning of period	1,271,952	924,320	151,443	120,753
End of period*	$982,395	$1,271,952	$119,650	$151,443
* Including dividends in excess of net investment income of:	$(6,181)	$(873)	$(495)	$(13)

42	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	43

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Emerging Markets Opportunities:
Class A
12/31/2011+	$28.17	$0.21	$(6.44)	$(6.23)	$(0.12)	$—
6/30/2011	20.54	0.15	7.48	7.63	— (b)	—
6/30/2010	17.37	0.05	3.38	3.43	(0.26)	—
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)	—
6/30/2008	30.45	0.46	0.58	1.04	(0.04)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—	—
Class C
12/31/2011+	$27.48	$0.11	$(6.28)	$(6.17)	$— (b)	$—
6/30/2011	20.18	(0.02)	7.32	7.30	— (b)	—
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)	—
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)	—
6/30/2008	30.25	0.23	0.56	0.79	— (b)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—	—
Class D
12/31/2011+	$28.63	$0.26	$(6.60)	$(6.34)	$(0.14)	$—
6/30/2011	20.88	0.22	7.53	7.75	— (b)	—
6/30/2010	17.63	0.04	3.43	3.47	(0.22)	—
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)	—
6/30/2008	30.47	0.43	0.60	1.03	(0.07)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—	—
Class P
12/31/2011+	$27.95	$0.18	$(6.34)	$(6.16)	$(0.32)	$—
6/30/2011	20.36	0.25	7.39	7.64	(0.05)	—
6/30/2010	17.24	0.10	3.35	3.45	(0.33)	—
7/7/2008† - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)	—
Institutional Class
12/31/2011+	$28.30	$0.23	$(6.46)	$(6.23)	$(0.21)	$—
6/30/2011	20.63	0.25	7.52	7.77	(0.10)	—
6/30/2010	17.41	0.21	3.33	3.54	(0.32)	—
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)	—
6/30/2008	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56.%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(g)	Redemption fees were eliminated effective May 1, 2009.
(h)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(i)	Payment from affiliates increased the end of year net asset value and the total return by less than $0.01 and 0.01%, respectively.

44	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(g)		Net Asset Value End of Period		Total Return (h)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$—		$21.82		(22.13)%	$20,958	1.66	%*	1.70	%*	1.69	%*	75%
— (b)	—		28.17	(i)	37.21 (i)	35,026	1.63		1.67		0.59		193
(0.26)	—	(c)	20.54		19.60	30,296	1.84		1.84		0.23		191
(0.57)	—	(c)	17.37		(39.66)	26,153	1.86		1.86		2.58		182
(1.54)	0.03		29.98		2.93	69,165	1.77		1.77		1.43		194
—	—	(c)	30.45		51.95	16,359	1.88	(d)*	1.88	(d)*	(0.27	)*	77

$— (b)	$—		$21.31		(22.45)%	$13,199	2.41	%*	2.45	%*	0.92	%*	75%
— (b)	—		27.48	(i)	36.17 (i)	22,052	2.38		2.42		(0.09)		193
(0.14)	—	(c)	20.18		18.71	15,855	2.59		2.59		(0.51)		191
(0.48)	—	(c)	17.11		(40.10)	13,090	2.62		2.62		1.73		182
(1.50)	0.03		29.57		2.08	24,888	2.52		2.52		0.72		194
—	—	(c)	30.25		51.00	4,407	2.64	(e)*	2.64	(e)*	(0.98	)*	77

$(0.14)	$—		$22.15		(22.13)%	$4,947	1.65	%*	1.69	%*	2.02	%*	75%
— (b)	—		28.63	(i)	37.20 (i)	12,853	1.63		1.67		0.81		193
(0.22)	—	(c)	20.88		19.57	4,458	1.84		1.84		0.19		191
(0.36)	—	(c)	17.63		(39.63)	7,964	1.85		1.85		2.52		182
(1.57)	0.02		29.95		2.86	66,283	1.77		1.77		1.31		194
—	—	(c)	30.47		52.05	3,669	1.94	*	1.94	*	(0.49	)*	77

$(0.32)	$—		$21.47		(22.06)%	$1,399	1.42	%*	1.45	%*	1.48	%*	75%
(0.05)	—		27.95	(i)	37.57 (i)	1,165	1.38		1.42		0.97		193
(0.33)	—	(c)	20.36		19.91	477	1.58		1.58		0.49		191
(0.83)	—	(c)	17.24		(36.23)	665	1.46	*	1.46	*	3.26	*	182

$(0.21)	$—		$21.86		(22.02)%	$57,204	1.31	%*	1.35	%*	1.91	%*	75%
(0.10)	—		28.30	(i)	37.24 (i)	78,090	1.27		1.32		0.98		193
(0.32)	—	(c)	20.63		20.26	63,195	1.33		1.56		1.00		191
(0.70)	—	(c)	17.41		(39.40)	18,152	1.47		1.47		2.89		182
(1.55)	0.04		30.19		3.26	62,336	1.37		1.37		1.51		194
(0.49)	—	(c)	30.56		61.11	59,834	1.61	(f)	1.61	(f)	(0.06)		77

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	45

Financial Highlights   (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Global:
Class A
12/31/2011+	$16.96	$0.08	$(2.76)	$(2.68)	$(0.20)	$—
6/30/2011	12.47	0.06	4.45	4.51	(0.02)	—
6/30/2010	11.70	0.05	0.72	0.77	—	—
6/30/2009	18.03	0.05	(6.35)	(6.30)	—	(0.03)
6/30/2008	20.66	0.10	(0.79)	(0.69)	—	(1.94)
6/30/2007	17.47	— (c)	4.21	4.21	—	(1.02)
Class B
12/31/2011+	$15.76	$0.03	$(2.58)	$(2.55)	$(0.01)	$—
6/30/2011	11.66	(0.07)	4.17	4.10	— (c)	—
6/30/2010	11.03	(0.06)	0.69	0.63	—	—
6/30/2009	17.12	(0.04)	(6.02)	(6.06)	—	(0.03)
6/30/2008	19.84	(0.05)	(0.73)	(0.78)	—	(1.94)
6/30/2007	16.94	(0.13)	4.05	3.92	—	(1.02)
Class C
12/31/2011+	$15.80	$0.03	$(2.58)	$(2.55)	$(0.07)	$—
6/30/2011	11.69	(0.06)	4.17	4.11	— (c)	—
6/30/2010	11.06	(0.05)	0.68	0.63	—	—
6/30/2009	17.17	(0.04)	(6.04)	(6.08)	—	(0.03)
6/30/2008	19.89	(0.05)	(0.73)	(0.78)	—	(1.94)
6/30/2007	16.98	(0.13)	4.06	3.93	—	(1.02)
Class D
12/31/2011+	$16.99	$0.08	$(2.76)	$(2.68)	$(0.20)	$—
6/30/2011	12.48	0.05	4.47	4.52	(0.01)	—
6/30/2010	11.71	0.05	0.72	0.77	—	—
6/30/2009	18.05	0.06	(6.37)	(6.31)	—	(0.03)
6/30/2008	20.67	0.10	(0.78)	(0.68)	—	(1.94)
6/30/2007	17.48	0.03	4.18	4.21	—	(1.02)
Class R
12/31/2011+	$16.61	$0.06	$(2.71)	$(2.65)	$(0.16)	$—
6/30/2011	12.22	— (c)	4.39	4.39	— (c)	—
6/30/2010	11.50	0.01	0.71	0.72	—	—
6/30/2009	17.76	0.06	(6.29)	(6.23)	—	(0.03)
6/30/2008	20.41	0.07	(0.78)	(0.71)	—	(1.94)
6/30/2007	17.31	(0.03)	4.15	4.12	—	(1.02)
Class P
12/31/2011+	$17.58	$0.10	$(2.86)	$(2.76)	$(0.24)	$—
6/30/2011	12.89	0.10	4.61	4.71	(0.02)	—
6/30/2010	12.07	0.06	0.76	0.82	—	—
7/7/2008† - 6/30/2009	17.97	0.19	(6.06)	(5.87)	—	(0.03)
Institutional Class
12/31/2011+	$17.60	$0.14	$(2.90)	$(2.76)	$(0.22)	$—
6/30/2011	12.92	0.11	4.63	4.74	(0.06)	—
6/30/2010	12.08	0.27	0.57	0.84	—	—
6/30/2009	18.54	0.11	(6.54)	(6.43)	—	(0.03)
6/30/2008	21.11	0.18	(0.81)	(0.63)	—	(1.94)
6/30/2007	17.76	0.09	4.28	4.37	—	(1.02)
Administrative Class
12/31/2011+	$17.22	$0.08	$(2.80)	$(2.72)	$(0.22)	$—
6/30/2011	12.65	0.08	4.52	4.60	(0.03)	—
6/30/2010	11.86	0.07	0.72	0.79	—	—
6/30/2009	18.24	0.08	(6.43)	(6.35)	—	(0.03)
6/30/2008	20.85	0.13	(0.80)	(0.67)	—	(1.94)
6/30/2007	17.59	0.03	4.25	4.28	—	(1.02)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

46	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.20)	$—		$14.08	(15.81)%	$7,801	1.42	%*	1.07%*	29%
(0.02)	—		16.96	36.14	10,359	1.41		0.37	45
—	—		12.47	6.58	8,357	1.49		0.40	106
(0.03)	—	(b)	11.70	(34.90)	7,661	1.47		0.42	106
(1.94)	—	(b)	18.03	(4.23)	17,701	1.46		0.51	80
(1.02)	—	(b)	20.66	24.75	13,501	1.46		(0.01)	102

$(0.01)	$—		$13.20	(16.16)%	$2,033	2.16	%*	0.45%*	29%
— (c)	—		15.76	35.16	3,472	2.16		(0.48)	45
—	—		11.66	5.71	4,914	2.24		(0.47)	106
(0.03)	—	(b)	11.03	(35.35)	8,124	2.22		(0.36)	106
(1.94)	—	(b)	17.12	(4.94)	21,813	2.21		(0.28)	80
(1.02)	—	(b)	19.84	23.85	21,545	2.21		(0.70)	102

$(0.07)	$—		$13.18	(16.14)%	$3,333	2.16	%*	0.37%*	29%
— (c)	—		15.80	35.16	4,824	2.16		(0.41)	45
—	—		11.69	5.70	4,599	2.24		(0.42)	106
(0.03)	—	(b)	11.06	(35.36)	5,578	2.22		(0.32)	106
(1.94)	—	(b)	17.17	(4.88)	12,689	2.21		(0.27)	80
(1.02)	—	(b)	19.89	23.79	12,756	2.21		(0.73)	102

$(0.20)	$—		$14.11	(15.80)%	$1,110	1.42	%*	1.06%*	29%
(0.01)	—		16.99	36.20	1,421	1.41		0.31	45
—	—		12.48	6.58	1,621	1.49		0.34	106
(0.03)	—	(b)	11.71	(34.91)	1,675	1.47		0.47	106
(1.94)	—	(b)	18.05	(4.18)	3,253	1.46		0.52	80
(1.02)	—	(b)	20.67	24.74	1,460	1.46		0.14	102

$(0.16)	$—		$13.80	(15.93)%	$358	1.67	%*	0.77%*	29%
— (c)	—		16.61	35.92	421	1.66		(0.03)	45
—	—		12.22	6.26	519	1.74		0.11	106
(0.03)	—	(b)	11.50	(35.03)	554	1.71		0.56	106
(1.94)	—	(b)	17.76	(4.39)	69	1.71		0.34	80
(1.02)	—	(b)	20.41	24.45	138	1.71		(0.19)	102

$(0.24)	$—		$14.58	(15.69)%	$111	1.16	%*	1.27%*	29%
(0.02)	—		17.58	36.51	135	1.16		0.63	45
—	—		12.89	6.79	106	1.20		0.44	106
(0.03)	—	(b)	12.07	(32.62)	194	1.16	*	1.68 *	106

$(0.22)	$—		$14.62	(15.69)%	$9,073	1.06	%*	1.78%*	29%
(0.06)	—		17.60	36.69	20,311	1.06		0.67	45
—	—		12.92	6.95	19,422	1.27		1.92	106
(0.03)	—	(b)	12.08	(34.64)	16	1.07		0.87	106
(1.94)	—	(b)	18.54	(3.83)	87	1.06		0.92	80
(1.02)	—	(b)	21.11	25.26	25	1.06		0.47	102

$(0.22)	$—		$14.28	(15.78)%	$20	1.32	%*	1.12%*	29%
(0.03)	—		17.22	36.35	23	1.31		0.48	45
—	—		12.65	6.66	17	1.38		0.48	106
(0.03)	—	(b)	11.86	(34.77)	16	1.32		0.67	106
(1.94)	—	(b)	18.24	(4.09)	25	1.31		0.63	80
(1.02)	—	(b)	20.85	24.99	26	1.31		0.17	102

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	47

Financial Highlights   (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC International Managed Volatility:
Class A
12/31/2011+	$14.72	$0.06	$(2.77)	$(2.71)	$(0.30)	$—
6/30/2011	11.13	0.18	3.65	3.83	(0.24)	—
6/30/2010	11.15	0.17	0.14	0.31	(0.33)	—
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)	—
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)	(3.46)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)	(0.98)
Class C
12/31/2011+	$14.56	$0.01	$(2.73)	$(2.72)	$(0.18)	$—
6/30/2011	11.01	0.07	3.61	3.68	(0.13)	—
6/30/2010	11.03	0.07	0.15	0.22	(0.24)	—
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)	—
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)	(3.46)
6/30/2007	21.65	0.17	4.91	5.08	— (c)	(0.98)
Class D
12/31/2011+	$14.66	$0.06	$(2.79)	$(2.73)	$(0.25)	$—
6/30/2011	11.05	0.14	3.66	3.80	(0.19)	—
6/30/2010	11.08	0.16	0.16	0.32	(0.35)	—
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)	—
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)	(3.46)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)	(0.98)
Class R
12/31/2011+	$14.53	$0.05	$(2.74)	$(2.69)	$(0.29)	$—
6/30/2011	11.02	0.16	3.59	3.75	(0.24)	—
6/30/2010	11.08	0.16	0.13	0.29	(0.35)	—
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)	—
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)	(3.46)
6/30/2007	21.94	0.44	4.85	5.29	— (c)	(0.98)
Class P
12/31/2011+	$14.59	$0.08	$(2.75)	$(2.67)	$(0.32)	$—
6/30/2011	11.04	0.19	3.65	3.84	(0.29)	—
6/30/2010	11.09	0.20	0.16	0.36	(0.41)	—
7/7/2008† - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)	—
Institutional Class
12/31/2011+	$14.69	$0.09	$(2.78)	$(2.69)	$(0.36)	$—
6/30/2011	11.12	0.21	3.66	3.87	(0.30)	—
6/30/2010	11.15	0.22	0.15	0.37	(0.40)	—
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)	—
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)	(3.46)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)	(0.98)
Administrative Class
12/31/2011+	$15.33	$0.07	$(2.89)	$(2.82)	$(0.33)	$—
6/30/2011	11.60	0.22	3.79	4.01	(0.28)	—
6/30/2010	11.62	0.21	0.14	0.35	(0.37)	—
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)	—
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)	(3.46)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)	(0.98)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.

48	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$—		$11.71	(18.38)%	$17,490	1.31	%*	1.36	%*	0.97	%*	65%
(0.24)	—		14.72	34.43	25,783	1.33		1.36		1.33		240
(0.33)	—	(b)	11.13	2.50	24,443	1.41		1.41		1.35		162
(0.38)	—	(b)	11.15	(37.92)	38,008	1.48		1.48		1.61		197
(3.74)	—	(b)	18.60	(16.09)	148,264	1.47		1.47		1.23		159
(1.08)	—	(b)	26.08	24.88	382,549	1.49		1.49		1.42		166

$(0.18)	$—		$11.66	(18.66)%	$14,763	2.06	%*	2.11	%*	0.24	%*	65%
(0.13)	—		14.56	33.37	21,252	2.08		2.11		0.52		240
(0.24)	—	(b)	11.01	1.78	22,865	2.16		2.16		0.58		162
(0.23)	—	(b)	11.03	(38.39)	35,034	2.24		2.24		0.93		197
(3.61)	—	(b)	18.29	(16.74)	110,540	2.22		2.22		0.58		159
(0.98)	—	(b)	25.75	23.94	200,824	2.24		2.24		0.70		166

$(0.25)	$—		$11.68	(18.61)%	$979	1.31	%*	1.36	%*	1.00	%*	65%
(0.19)	—		14.66	34.46	1,604	1.34		1.37		1.04		240
(0.35)	—	(b)	11.05	2.52	3,772	1.41		1.41		1.31		162
(0.42)	—	(b)	11.08	(37.94)	5,440	1.48		1.48		1.79		197
(3.75)	—	(b)	18.56	(16.12)	14,082	1.47		1.47		1.37		159
(1.11)	—	(b)	26.05	24.90	29,959	1.49		1.49		1.58		166

$(0.29)	$—		$11.55	(18.47)%	$72	1.57	%*	1.62	%*	0.75	%*	65%
(0.24)	—		14.53	34.05	83	1.58		1.61		1.18		240
(0.35)	—	(b)	11.02	2.33	56	1.65		1.65		1.26		162
(0.46)	—	(b)	11.08	(38.09)	38	1.73		1.73		1.88		197
(3.76)	—	(b)	18.67	(16.32)	50	1.72		1.72		1.32		159
(0.98)	—	(b)	26.25	24.60	52	1.73		1.73		1.78		166

$(0.32)	$—		$11.60	(18.28)%	$875	1.06	%*	1.11	%*	1.23	%*	65%
(0.29)	—		14.59	34.92	1,438	1.09		1.12		1.40		240
(0.41)	—	(b)	11.04	2.78	1,326	1.14		1.14		1.62		162
(0.59)	—	(b)	11.09	(35.70)	2,076	1.14	*	1.14	*	4.93	*	197

$(0.36)	$—		$11.64	(18.22)%	$27,742	0.96	%*	1.01	%*	1.37	%*	65%
(0.30)	—		14.69	34.99	37,737	0.98		1.01		1.51		240
(0.40)	—	(b)	11.12	2.86	42,812	1.04		1.04		1.73		162
(0.54)	—	(b)	11.15	(37.67)	54,566	1.08		1.08		2.38		197
(3.86)	—	(b)	18.80	(15.75)	123,209	1.07		1.07		1.97		159
(1.13)	—	(b)	26.35	25.43	125,273	1.09		1.09		1.48		166

$(0.33)	$—		$12.18	(18.39)%	$9	1.22	%*	1.26	%*	1.09	%*	65%
(0.28)	—		15.33	34.57	11	1.23		1.26		1.53		240
(0.37)	—	(b)	11.60	2.73	8	1.29		1.29		1.58		162
(0.23)	—	(b)	11.62	(37.85)	7	1.33		1.33		2.16		197
(3.47)	—	(b)	19.08	(16.02)	11	1.32		1.32		1.13		159
(1.05)	—	(b)	26.34	25.12	122	1.33		1.33		3.01		166
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	49

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Pacific Rim:
Class A
12/31/2011+	$12.30	$0.04	$(2.00)	$(1.96)	$(0.03)	$—
6/30/2011	10.03	0.06	2.28	2.34	(0.07)	—
6/30/2010	9.39	0.02	0.67	0.69	(0.05)	—
6/30/2009	14.16	0.08	(4.72)	(4.64)	— (c)	(0.13)
6/30/2008	17.76	0.05	(1.45)	(1.40)	—	(2.20)
6/30/2007	14.08	(0.03)	4.78	4.75	—	(1.07)
Class B
12/31/2011+	$11.62	$— (c)	$(1.89)	$(1.89)	$— (c)	$—
6/30/2011	9.50	(0.03)	2.15	2.12	— (c)	—
6/30/2010	8.91	(0.06)	0.65	0.59	— (c)	—
6/30/2009	13.55	— (c)	(4.51)	(4.51)	— (c)	(0.13)
6/30/2008	17.20	(0.08)	(1.37)	(1.45)	—	(2.20)
6/30/2007	13.77	(0.15)	4.65	4.50	—	(1.07)
Class C
12/31/2011+	$11.54	$— (c)	$(1.88)	$(1.88)	$— (c)	$—
6/30/2011	9.43	(0.03)	2.14	2.11	— (c)	—
6/30/2010	8.85	(0.06)	0.64	0.58	— (c)	—
6/30/2009	13.46	— (c)	(4.48)	(4.48)	— (c)	(0.13)
6/30/2008	17.10	(0.07)	(1.37)	(1.44)	—	(2.20)
6/30/2007	13.69	(0.15)	4.63	4.48	—	(1.07)
Class D
12/31/2011+	$12.26	$0.04	$(2.00)	$(1.96)	$(0.02)	$—
6/30/2011	10.00	0.06	2.27	2.33	(0.07)	—
6/30/2010	9.37	0.02	0.67	0.69	(0.06)	—
6/30/2009	14.13	0.07	(4.69)	(4.62)	(0.01)	(0.13)
6/30/2008	17.72	0.05	(1.44)	(1.39)	—	(2.20)
6/30/2007	14.05	(0.03)	4.77	4.74	—	(1.07)
Class P
12/31/2011+	$12.62	$0.06	$(2.06)	$(2.00)	$(0.06)	$—
6/30/2011	10.28	0.09	2.34	2.43	(0.09)	—
6/30/2010	9.65	0.05	0.69	0.74	(0.11)	—
7/7/2008† - 6/30/2009	14.12	(0.03)	(4.29)	(4.32)	(0.02)	(0.13)
Institutional Class
12/31/2011+	$12.66	$0.06	$(2.06)	$(2.00)	$(0.07)	$—
6/30/2011	10.32	0.11	2.34	2.45	(0.11)	—
6/30/2010	9.66	0.06	0.70	0.76	(0.10)	—
6/30/2009	14.53	0.12	(4.84)	(4.72)	(0.02)	(0.13)
6/30/2008	18.10	0.12	(1.49)	(1.37)	—	(2.20)
6/30/2007	14.27	0.03	4.87	4.90	—	(1.07)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $13.46 and (10.17)%, respectively.
(f)	Redemption fees were eliminated effective May 1, 2009.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(h)	Less than (0.01)%

50	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(f)		Net Asset Value End of Period		Total Return (g)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$—		$10.31		(15.94)%		$19,062	1.62	%*	1.67	%*	0.75	%*	29%
(0.07)	—		12.30		23.36		25,720	1.63		1.66		0.52		86
(0.05)	—	(b)	10.03		7.33		28,200	1.70		1.70		0.17		86
(0.13)	—	(b)	9.39		(32.70)		35,087	1.78		1.78		0.75		53
(2.20)	—	(b)	14.16	(d)	(9.53	)(d)	106,693	1.77		1.77		0.28		67
(1.07)	—	(b)	17.76		35.33		132,890	1.76		1.76		(0.23)		62

$— (c)	$—		$9.73		(16.26)%		$4,583	2.37	%*	2.42	%*	(0.02	)%*	29%
—	—		11.62		22.32		7,572	2.38		2.41		(0.24)		86
— (c)	—	(b)	9.50		6.62		10,606	2.45		2.45		(0.59)		86
(0.13)	—	(b)	8.91		(33.24)		14,283	2.53		2.53		(0.01)		53
(2.20)	—	(b)	13.55	(d)	(10.17	)(d)	38,469	2.52		2.52		(0.48)		67
(1.07)	—	(b)	17.20		34.27		48,908	2.51		2.51		(0.98)		62

$— (c)	$—		$9.66		(16.29)%		$14,771	2.37	%*	2.42	%*	—	%*(h)	29%
—	—		11.54		22.38		21,055	2.38		2.41		(0.23)		86
— (c)	—	(b)	9.43		6.67		24,627	2.45		2.45		(0.58)		86
(0.13)	—	(b)	8.85		(33.31)		31,399	2.53		2.53		(0.01)		53
(2.20)	—	(b)	13.46	(e)	(10.17	)(e)	84,215	2.52		2.52		(0.47)		67
(1.07)	—	(b)	17.10		34.33		102,990	2.51		2.51		(0.99)		62

$(0.02)	$—		$10.28		(15.97)%		$18,215	1.62	%*	1.67	%*	0.69	%*	29%
(0.07)	—		12.26		23.29		27,863	1.63		1.66		0.53		86
(0.06)	—	(b)	10.00		7.44		30,513	1.70		1.70		0.16		86
(0.14)	—	(b)	9.37		(32.75)		40,638	1.78		1.78		0.75		53
(2.20)	—	(b)	14.13		(9.50)		72,340	1.77		1.77		0.28		67
(1.07)	—	(b)	17.72		35.24		96,389	1.76		1.76		(0.16)		62

$(0.06)	$—		$10.56		(15.88)%		$2,396	1.37	%*	1.42	%*	0.96	%*	29%
(0.09)	—		12.62		23.69		3,067	1.38		1.41		0.77		86
(0.11)	—	(b)	10.28		7.70		3,461	1.43		1.43		0.41		86
(0.15)	—	(b)	9.65		(30.61)		6,064	1.44	*	1.44	*	(0.30	)*	53

$(0.07)	$—		$10.59		(15.81)%		$32,146	1.27	%*	1.32	%*	1.10	%*	29%
(0.11)	—		12.66		23.79		40,602	1.28		1.31		0.88		86
(0.10)	—	(b)	10.32		7.81		35,683	1.33		1.33		0.56		86
(0.15)	—	(b)	9.66		(32.46)		38,393	1.37		1.37		1.18		53
(2.20)	—	(b)	14.53		(9.16)		54,095	1.37		1.37		0.72		67
(1.07)	—	(b)	18.10		35.84		54,810	1.36		1.36		0.18		62

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	51

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ International Value:
Class A
12/31/2011+	$21.20	$0.15	$(3.23)	$(3.08)	$(0.18)	$—
6/30/2011	16.97	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.19	0.30	1.77	2.07	(0.29)	—
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)	(1.04)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)	(0.27)
Class C
12/31/2011+	$21.02	$0.08	$(3.20)	$(3.12)	$(0.10)	$—
6/30/2011	16.83	0.27	4.18	4.45	(0.26)	—
6/30/2010	15.09	0.16	1.76	1.92	(0.18)	—
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)	(1.04)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)
Class D
12/31/2011+	$21.18	$0.15	$(3.23)	$(3.08)	$(0.18)	$—
6/30/2011	16.95	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.18	0.25	1.82	2.07	(0.30)	—
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)	(1.04)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)	(0.27)
Class R
12/31/2011+	$21.35	$0.10	$(3.23)	$(3.13)	$(0.18)	$—
6/30/2011	17.11	0.44	4.19	4.63	(0.39)	—
11/7/2009† - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)	—
Class P
12/31/2011+	$21.31	$0.17	$(3.24)	$(3.07)	$(0.20)	$—
6/30/2011	17.07	0.57	4.14	4.71	(0.47)	—
6/30/2010	15.32	0.37	1.77	2.14	(0.39)	—
7/7/2008† - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)
Institutional Class
12/31/2011+	$21.33	$0.18	$(3.24)	$(3.06)	$(0.21)	$—
6/30/2011	17.08	0.52	4.21	4.73	(0.48)	—
6/30/2010	15.32	0.38	1.77	2.15	(0.39)	—
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)
Administrative Class
12/31/2011+	$21.32	$0.15	$(3.24)	$(3.09)	$(0.21)	$—
6/30/2011	17.06	0.45	4.23	4.68	(0.42)	—
5/12/2010† - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Redemption fees were eliminated effective May 1, 2009.
(d)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

52	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(c)		Net Asset Value End of Period	Total Return (d)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$—		$17.94	(14.50)%	$640,341	1.22	%*	1.31	%*	1.64	%*	13%
(0.41)	—		21.20	27.48	837,409	1.21		1.31		2.12		48
(0.29)	—	(b)	16.97	13.53	652,504	1.35		1.35		1.64		35
(0.95)	—	(b)	15.19	(34.63)	500,695	1.45		1.45		2.47		59
(1.86)	—	(b)	24.81	0.29	798,257	1.44		1.44		3.96		23
(0.61)	—	(b)	26.51	41.29	299,476	1.46		1.46		2.09		26

$(0.10)	$—		$17.80	(14.81)%	$177,708	1.97	%*	2.06	%*	0.88	%*	13%
(0.26)	—		21.02	26.53	238,689	1.96		2.06		1.35		48
(0.18)	—	(b)	16.83	12.64	200,149	2.10		2.10		0.88		35
(0.85)	—	(b)	15.09	(35.10)	164,246	2.20		2.20		1.71		59
(1.61)	—	(b)	24.69	(0.44)	321,056	2.19		2.19		3.11		23
(0.49)	—	(b)	26.34	40.19	156,470	2.21		2.21		1.36		26

$(0.18)	$—		$17.92	(14.51)%	$77,957	1.22	%*	1.31	%*	1.59	%*	13%
(0.41)	—		21.18	27.52	95,223	1.21		1.31		2.13		48
(0.30)	—	(b)	16.95	13.53	68,374	1.36		1.37		1.40		35
(0.95)	—	(b)	15.18	(34.63)	101,451	1.45		1.45		2.50		59
(1.91)	—	(b)	24.80	0.32	141,563	1.44		1.44		3.81		23
(0.61)	—	(b)	26.55	41.30	14,043	1.46		1.46		2.01		26

$(0.18)	$—		$18.04	(14.60)%	$3,438	1.47	%*	1.56	%*	1.11	%*	13%
(0.39)	—		21.35	27.20	1,482	1.46		1.56		2.10		48
(0.22)	—	(b)	17.11	(3.22)	224	1.52	*	1.55	*	2.62	*	35

$(0.20)	$—		$18.04	(14.34)%	$335,000	0.97	%*	1.06	%*	1.84	%*	13%
(0.47)	—		21.31	27.81	390,799	0.96		1.06		2.75		48
(0.39)	—	(b)	17.07	13.76	102,442	1.08		1.08		2.04		35
(0.99)	—	(b)	15.32	(31.77)	53,466	1.12	*	1.12	*	5.86	*	59

$(0.21)	$—		$18.06	(14.28)%	$529,366	0.87	%*	0.96	%*	1.95	%*	13%
(0.48)	—		21.33	27.88	646,022	0.86		0.96		2.56		48
(0.39)	—	(b)	17.08	13.90	383,171	0.98		0.99		2.06		35
(1.00)	—	(b)	15.32	(34.37)	247,345	1.05		1.05		3.03		59
(2.00)	—	(b)	24.99	0.70	211,340	1.04		1.04		4.43		23
(0.70)	—	(b)	26.73	41.84	33,611	1.06		1.06		2.71		26

$(0.21)	$—		$18.02	(14.43)%	$3,158	1.13	%*	1.22	%*	1.61	%*	13%
(0.42)	—		21.32	27.61	12	1.11		1.21		2.21		48
(0.19)	—	(b)	17.06	(6.79)	9	1.18	*	1.24	*	2.46	*	35

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	53

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Commodity Equity:
Class A
12/31/2011+	$18.07	$0.01	$(3.09)	$(3.08)	$—	$—
6/30/2011	12.48	(0.04)	5.63	5.59	—	—
6/30/2010	11.95	(0.09)	0.62	0.53	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)
6/30/2008	19.59	0.07	6.88	6.95	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
Class C
12/31/2011+	$17.41	$(0.04)	$(2.98)	$(3.02)	$—	$—
6/30/2011	12.12	(0.16)	5.45	5.29	—	—
6/30/2010	11.69	(0.19)	0.62	0.43	—	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (c)	(0.61)
6/30/2008	19.39	(0.08)	6.79	6.71	—	(0.61)
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)
Class D
12/31/2011+	$18.06	$0.01	$(3.09)	$(3.08)	$—	$—
6/30/2011	12.48	(0.04)	5.62	5.58	—	—
6/30/2010	11.94	(0.09)	0.63	0.54	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
Class P
12/31/2011+	$18.25	$0.03	$(3.12)	$(3.09)	$—	$—
6/30/2011	12.57	0.01	5.67	5.68	—	—
6/30/2010	12.01	(0.05)	0.61	0.56	—	—
7/7/2008† - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)
Institutional Class
12/31/2011+	$18.35	$0.04	$(3.14)	$(3.10)	$—	$—
6/30/2011	12.62	0.03	5.70	5.73	—	—
6/30/2010	12.04	(0.03)	0.61	0.58	—	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.
(i)	Redemption fees were eliminated effective May 1, 2009.
(j)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

54	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(i)		Net Asset Value End of Period		Total Return (j)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—		$14.99		(17.04)%	$11,038	1.42	%*	0.16%*	110%
—	—		18.07		44.79	15,584	1.41		(0.23)	130
—	—		12.48	(d)	4.44 (d)	12,147	1.43		(0.61)	165
(0.64)	—	(b)	11.95		(51.07)	11,395	1.47		(0.13)	158
(0.61)	0.03		25.96		36.07	29,504	1.46		0.32	75
(1.35)	0.01		19.59		24.30	5,327	1.47		(0.47)	111

$—	$—		$14.39		(17.35)%	$7,452	2.17	%*	(0.59)%*	110%
—	—		17.41		43.65	10,645	2.16		(0.97)	130
—	—		12.12	(e)	3.59 (e)	7,563	2.18		(1.37)	165
(0.61)	—	(b)	11.69		(51.37)	8,187	2.22		(0.87)	158
(0.61)	0.02		25.51		35.14	20,802	2.21		(0.36)	75
(1.35)	0.01		19.39		23.30	4,525	2.22		(1.23)	111

$—	$—		$14.98		(17.05)%	$3,961	1.42	%*	0.16%*	110%
—	—		18.06		44.71	5,747	1.41		(0.23)	130
—	—		12.48	(f)	4.44 (f)	5,037	1.43		(0.60)	165
(0.65)	—	(b)	11.94		(51.08)	6,093	1.47		(0.16)	158
(0.61)	0.02		25.96		36.07	9,905	1.47		0.47	75
(1.35)	0.01		19.59		24.31	837	1.47		(0.48)	111

$—	$—		$15.16		(16.93)%	$646	1.17	%*	0.42%*	110%
—	—		18.25		45.19	890	1.17		0.04	130
—	—		12.57	(g)	4.66 (g)	384	1.17		(0.35)	165
(0.74)	—	(b)	12.01		(46.30)	423	1.14	*	0.66 *	158

$—	$—		$15.25		(16.89)%	$19,491	1.07	%*	0.53%*	110%
—	—		18.35		45.40	24,744	1.07		0.15	130
—	—		12.62	(h)	4.82 (h)	10,235	1.07		(0.23)	165
(0.71)	—	(b)	12.04		(50.88)	8,352	1.07		0.31	158
(0.61)	0.03		26.23		36.62	10,707	1.07		0.49	75
(1.33)	—	(b)	19.71		24.73	7,439	1.07		(0.08)	111

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	55

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Small-Cap:
Class A
12/31/2011+	$29.26	$(0.12)	$(4.12)	$(4.24)	$—	$—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)	—
6/30/2010	15.81	(0.15)	3.35	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(b)
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—	(2.66)
6/30/2007	27.88	(0.12)	7.02	6.90	—	—
Class B
12/31/2011+	$27.34	$(0.20)	$(3.86)	$(4.06)	$—	$—
6/30/2011	17.86	(0.27)	9.75	9.48	— (b)	—
6/30/2010	14.97	(0.29)	3.18	2.89	—	—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—	—	(b)
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—	(2.66)
6/30/2007	27.08	(0.34)	6.79	6.45	—	—
Class C
12/31/2011+	$27.32	$(0.20)	$(3.85)	$(4.05)	$—	$—
6/30/2011	17.85	(0.27)	9.74	9.47	— (b)	—
6/30/2010	14.96	(0.28)	3.17	2.89	—	—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—	—	(b)
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—	(2.66)
6/30/2007	27.07	(0.34)	6.79	6.45	—	—
Class D
12/31/2011+	$29.23	$(0.12)	$(4.12)	$(4.24)	$—	$—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)	—
6/30/2010	15.81	(0.16)	3.36	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(b)
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—	(2.66)
6/30/2007	27.88	(0.07)	6.97	6.90	—	—
Class P
12/31/2011+	$30.42	$(0.09)	$(4.29)	$(4.38)	$—	$—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)	—
6/30/2010	16.37	(0.11)	3.48	3.37	—	—
7/7/2008† - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—	—	(b)
Institutional Class
12/31/2011+	$30.46	$(0.08)	$(4.29)	$(4.37)	$—	$—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)	—
6/30/2010	16.37	(0.09)	3.48	3.39	—	—
6/30/2009	26.32	— (b)	(9.95)	(9.95)	—	—	(b)
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—	(2.66)
6/30/2007	28.45	0.01	7.18	7.19	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

56	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—		$25.02	(14.49)%	$25,010	1.58	%*	1.68	%*	(0.91)%*	48%
(0.05)	—		29.26	54.21	31,511	1.59		1.71		(0.43)	116
—	—	(c)	19.01	20.24	23,236	1.68		1.73		(0.77)	166
—	—	(c)	15.81	(38.07)	21,515	1.77		1.79		(0.47)	124
(2.66)	—	(c)	25.52	(20.20)	63,178	1.77		1.77		(0.53)	100
—	—	(c)	34.78	24.75	98,080	1.76		1.76		(0.39)	80

$—	$—		$23.28	(14.85)%	$4,905	2.33	%*	2.44	%*	(1.66)%*	48%
— (b)	—		27.34	53.08	8,047	2.34		2.46		(1.18)	116
—	—	(c)	17.86	19.30	8,108	2.43		2.48		(1.57)	166
—	—	(c)	14.97	(38.52)	11,064	2.52		2.54		(1.22)	124
(2.66)	—	(c)	24.34	(20.77)	31,948	2.52		2.52		(1.29)	100
—	—	(c)	33.53	23.77	57,203	2.52		2.52		(1.16)	80

$—	$—		$23.27	(14.82)%	$11,717	2.33	%*	2.43	%*	(1.67)%*	48%
— (b)	—		27.32	53.05	15,205	2.34		2.46		(1.17)	116
—	—	(c)	17.85	19.32	10,860	2.43		2.48		(1.54)	166
—	—	(c)	14.96	(38.51)	11,267	2.52		2.54		(1.22)	124
(2.66)	—	(c)	24.33	(20.79)	34,014	2.52		2.52		(1.28)	100
—	—	(c)	33.52	23.79	57,007	2.52		2.52		(1.13)	80

$—	$—		$24.99	(14.51)%	$18,982	1.58	%*	1.68	%*	(0.93)%*	48%
(0.07)	—		29.23	54.21	19,567	1.59		1.71		(0.44)	116
—	—	(c)	19.01	20.24	13,231	1.68		1.73		(0.79)	166
—	—	(c)	15.81	(38.07)	14,257	1.77		1.79		(0.45)	124
(2.66)	—	(c)	25.52	(20.20)	38,282	1.77		1.77		(0.55)	100
—	—	(c)	34.78	24.75	63,232	1.76		1.76		(0.22)	80

$—	$—		$26.04	(14.40)%	$1,490	1.33	%*	1.43	%*	(0.66)%*	48%
(0.08)	—		30.42	54.55	1,538	1.34		1.46		(0.15)	116
—	—	(c)	19.74	20.59	521	1.42		1.47		(0.55)	166
—	—	(c)	16.37	(35.22)	759	1.39	*	1.43	*	0.36 *	124

$—	$—		$26.09	(14.35)%	$12,320	1.23	%*	1.33	%*	(0.57)%*	48%
(0.10)	—		30.46	54.69	15,483	1.24		1.36		(0.06)	116
—	—	(c)	19.76	20.71	10,756	1.32		1.37		(0.42)	166
—	—	(c)	16.37	(37.80)	10,743	1.36		1.38		(0.01)	124
(2.66)	—	(c)	26.32	(19.90)	22,549	1.37		1.37		(0.10)	100
—	—	(c)	35.64	25.23	34,138	1.36		1.36		0.04	80

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	57

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Technology:
Class A
12/31/2011+	$50.94	$(0.23)	$(8.34)	$(8.57)	$—
6/30/2011	35.09	(0.61)	16.46	15.85	—
6/30/2010	28.95	(0.43)	6.57	6.14	—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
6/30/2007	36.18	(0.35)	9.46	9.11	—
Class B
12/31/2011+	$47.03	$(0.37)	$(7.68)	$(8.05)	$—
6/30/2011	32.65	(0.87)	15.25	14.38	—
6/30/2010	27.13	(0.65)	6.17	5.52	—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
6/30/2007	34.98	(0.64)	9.13	8.49	—
Class C
12/31/2011+	$47.01	$(0.37)	$(7.68)	$(8.05)	$—
6/30/2011	32.63	(0.89)	15.27	14.38	—
6/30/2010	27.12	(0.65)	6.16	5.51	—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
6/30/2007	34.97	(0.63)	9.11	8.48	—
Class D
12/31/2011+	$50.38	$(0.23)	$(8.24)	$(8.47)	$—
6/30/2011	34.71	(0.60)	16.27	15.67	—
6/30/2010	28.63	(0.44)	6.52	6.08	—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—
Class P
12/31/2011+	$52.83	$(0.18)	$(8.64)	$(8.82)	$—
6/30/2011	36.32	(0.51)	17.02	16.51	—
6/30/2010	29.89	(0.40)	6.83	6.43	—
7/7/2008† - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
Institutional Class
12/31/2011+	$53.01	$(0.16)	$(8.68)	$(8.84)	$—
6/30/2011	36.39	(0.47)	17.09	16.62	—
6/30/2010	29.91	(0.33)	6.81	6.48	—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
6/30/2007	36.78	(0.20)	9.64	9.44	—
Administrative Class
12/31/2011+	$52.13	$(0.21)	$(8.53)	$(8.74)	$—
6/30/2011	35.88	(0.58)	16.83	16.25	—
6/30/2010	29.56	(0.41)	6.73	6.32	—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)
6/30/2007	36.67	(0.30)	9.60	9.30	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.

58	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(d)		Net Asset Value End of Period		Total Return (e)		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$42.37		(16.82)%		$267,678	1.57	%*	(1.02)%*	123	%(f)
—		50.94	(c)	45.17	(c)	358,971	1.60		(1.31)	171
—	(b)	35.09	(c)	21.17	(c)	265,428	1.65		(1.26)	199
—	(b)	28.95	(c)	(22.63	)(c)	297,181	1.66		(0.47)	251
0.01		42.11		(3.58)		436,692	1.65		(0.65)	269
—	(b)	45.29		25.18		383,969	1.66		(0.90)	209

$—		$38.98		(17.12)%		$6,961	2.31	%*	(1.76)%*	123	%(f)
—		47.03	(c)	44.04	(c)	11,686	2.35		(2.07)	171
—	(b)	32.65	(c)	20.27	(c)	13,773	2.40		(2.02)	199
—	(b)	27.13	(c)	(23.19	)(c)	16,529	2.41		(1.23)	251
0.01		40.04		(4.32)		33,229	2.40		(1.42)	269
—	(b)	43.47		24.24		66,220	2.41		(1.69)	209

$—		$38.96		(17.12)%		$108,762	2.32	%*	(1.77)%*	123	%(f)
—		47.01	(c)	44.07	(c)	140,676	2.35		(2.07)	171
—	(b)	32.63	(c)	20.28	(c)	106,113	2.40		(2.02)	199
—	(b)	27.12	(c)	(23.20	)(c)	99,134	2.41		(1.22)	251
0.01		40.02		(4.32)		155,023	2.40		(1.41)	269
—	(b)	43.45		24.25		174,303	2.41		(1.66)	209

$—		$41.91		(16.81)%		$142,985	1.57	%*	(1.02)%*	123	%(f)
—		50.38	(c)	45.15	(c)	186,348	1.60		(1.32)	171
—	(b)	34.71	(c)	21.20	(c)	150,734	1.65		(1.27)	199
—	(b)	28.63	(c)	(22.64	)(c)	140,496	1.66		(0.46)	251
0.01		41.69		(3.59)		211,829	1.65		(0.66)	269
—	(b)	44.86		25.20		219,831	1.66		(0.91)	209

$—		$44.01		(16.70)%		$39,843	1.31	%*	(0.75)%*	123	%(f)
—		52.83	(c)	45.46	(c)	59,233	1.35		(1.02)	171
—	(b)	36.32	(c)	21.48	(c)	16,111	1.38		(1.09)	199
—	(b)	29.89	(c)	(21.00	)(c)	2,409	1.30	*	0.05 *	251

$—		$44.17		(16.68)%		$364,660	1.22	%*	(0.67)%*	123	%(f)
—		53.01	(c)	45.67	(c)	443,233	1.25		(0.97)	171
—	(b)	36.39	(c)	21.63	(c)	331,567	1.28		(0.92)	199
—	(b)	29.91	(c)	(22.32	)(c)	302,275	1.26		(0.07)	251
0.01		43.18		(3.20)		408,183	1.25		(0.25)	269
—	(b)	46.22		25.69		330,275	1.26		(0.50)	209

$—		$43.39		(16.77)%		$51,506	1.47	%*	(0.91)%*	123	%(f)
—		52.13	(c)	45.29	(c)	71,805	1.50		(1.21)	171
—	(b)	35.88	(c)	21.34	(c)	40,594	1.54		(1.17)	199
—	(b)	29.56	(c)	(22.52	)(c)	30,526	1.51		(0.31)	251
0.01		42.83		(3.42)		36,377	1.50		(0.50)	269
—	(b)	45.97		25.36		30,644	1.51		(0.74)	209
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(f)	Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively. The portfolio turnover rate exclusive of proceeds from short sales and assets used to cover short positions was 98%.

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	59

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Wellness:
Class A
12/31/2011+	$30.52	$(0.09)	$(3.05)	$(3.14)	$(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
6/30/2007	21.23	(0.09)	2.68	2.59	—
Class B
12/31/2011+	$28.42	$(0.18)	$(2.85)	$(3.03)	$(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—
6/30/2007	20.53	(0.25)	2.58	2.33	—
Class C
12/31/2011+	$28.43	$(0.18)	$(2.85)	$(3.03)	$(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—
6/30/2007	20.53	(0.25)	2.59	2.34	—
Class D
12/31/2011+	$30.52	$(0.09)	$(3.06)	$(3.15)	$(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
6/30/2007	21.22	(0.09)	2.69	2.60	—
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective January 1, 2007, the Advisory Fee was reduce by 0.05%.
(d)	Redemption fees were eliminated effective May 1, 2009.
(e)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

60	Allianz International/Sector Stock Funds Semiannual Report	12.31.11	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(d)		Net Asset Value End of Period	Total Return (e)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$24.66	(10.04)%	$17,106	1.46	%*	1.46	%*	(0.69)%*	47%
—		30.52	35.16	22,727	1.46		1.46		(0.52)	127
—		22.58	21.47	13,684	1.48		1.48		(0.57)	136
—	(b)	18.58	(16.08)	11,635	1.51		1.52		(0.44)	365
—	(b)	22.14	(7.05)	9,241	1.52		1.52		(0.81)	171
—	(b)	23.82	12.20	11,879	1.55	(c)	1.55	(c)	(0.38)	254

$—		$22.67	(10.40)%	$2,291	2.21	%*	2.21	%*	(1.44)%*	47%
—		28.42	34.18	3,446	2.21		2.21		(1.33)	127
—		21.18	20.56	4,254	2.23		2.23		(1.35)	136
—	(b)	17.56	(16.74)	5,229	2.26		2.28		(1.19)	365
—	(b)	21.09	(7.74)	4,705	2.27		2.27		(1.56)	171
—	(b)	22.86	11.35	6,183	2.30	(c)	2.30	(c)	(1.13)	254

$—		$22.68	(10.39)%	$6,898	2.21	%*	2.21	%*	(1.44)%*	47%
—		28.43	34.17	8,478	2.21		2.21		(1.30)	127
—		21.19	20.55	7,141	2.23		2.23		(1.34)	136
—	(b)	17.57	(16.73)	7,528	2.25		2.26		(1.19)	365
—	(b)	21.10	(7.74)	4,895	2.27		2.27		(1.56)	171
—		22.87	11.34	5,554	2.30	(c)	2.30	(c)	(1.13)	254

$—		$24.65	(10.07)%	$93,355	1.46	%*	1.46	%*	(0.69)%*	47%
—		30.52	35.22	116,792	1.46		1.46		(0.55)	127
—		22.57	21.54	95,674	1.48		1.48		(0.58)	136
—	(b)	18.57	(16.12)	88,411	1.51		1.52		(0.45)	365
—	(b)	22.14	(7.05)	50,134	1.52		1.52		(0.81)	171
—	(b)	23.82	12.20	65,554	1.55	(c)	1.55	(c)	(0.38)	254

See accompanying Notes to Financial Statements	12.31.11	Allianz International/Sector Stock Funds Semiannual Report	61

Notes to Financial Statements

December 31, 2011 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-two separate investment funds each a “Fund” and collectively, the “Funds”. Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing shareholders: A, C, D, R, P, Institutional and Administrative. Class B shares are not available for purchase except through exchange and dividend reinvestments. These financial statements pertain to nine of the Funds offered by the Trust.

The investment objective of AGIC Emerging Markets Opportunities, AGIC Global, AGIC International Managed Volatility, RCM Global Commodity Equity, RCM Global Small-Cap, RCM Technology and RCM Wellness is to seek long-term capital appreciation. The investment objective of AGIC Pacific Rim is to seek long-term growth of capital. The investment objective of NFJ International Value is to seek long-term growth of capital and income.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair–value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

62	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair–valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2011 in valuing each Fund’s assets and liabilities is listed below (refer to Schedules of Investments for detailed information on Investments in Securities) (amounts in thousands):

AGIC Emerging Markets Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Brazil	$16,820	—	—	$16,820
China	1,025	$16,566	—	17,591
Korea (Republic of)	1,768	16,931	—	18,699
Mexico	1,818	—	—	1,818
Peru	468	—	—	468
Russian Federation	5,410	2,136	$601	8,147
South Africa	1,212	7,548	—	8,760
Turkey	362	575	—	937
All Other	—	21,734	—	21,734
Exchange-Traded Funds	425	—	—	425
Preferred Stock:
Brazil	1,524	—	—	1,524
Russian Federation	—	—	456	456
Warrants	16	—	—	16
Total Investments	$30,848	$65,490	$1,057	$97,395

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	63

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

AGIC Global:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Australia	—	$502	—	$502
Belgium	—	360	—	360
China	—	262	—	262
France	—	1,421	—	1,421
Germany	—	600	—	600
Indonesia	—	356	—	356
Italy	—	865	—	865
Japan	—	1,161	—	1,161
Malaysia	—	346	—	346
Norway	—	248	—	248
Singapore	—	306	—	306
Sweden	—	324	—	324
Thailand	—	403	—	403
United Kingdom	—	4,091	—	4,091
All Other	$11,835	—	—	11,835
Preferred Stock	—	270	—	270
Repurchase Agreements	—	501	—	501
Total Investments	$11,835	$12,016	—	$23,851

AGIC International Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Australia	$226	$6,022	—	$6,248
France	281	6,857	—	7,138
Germany	227	2,438	—	2,665
Japan	244	12,320	—	12,564
Switzerland	311	5,310	—	5,621
United Kingdom	1,483	12,157	—	13,640
All Other	—	13,279	—	13,279
Exchange-Traded Funds	319	—	—	319
Repurchase Agreements	—	291	—	291
Total Investments	$3,091	$58,674	—	$61,765

AGIC Pacific Rim:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Australia	$459	$14,069	—	$14,528
China	2,987	5,751	—	8,738
Japan	1,084	51,105	—	52,189
Taiwan	1,057	1,200	—	2,257
United Kingdom	793	1,622	—	2,415
All Other	—	10,543	—	10,543
Repurchase Agreements	—	698	—	698
Total Investments	$6,380	$84,988	—	$91,368

64	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

NFJ International Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
China	$19,392	$34,527	—	$53,919
France	49,821	64,101	—	113,922
Hong Kong	—	35,601	—	35,601
Japan	123,924	92,538	—	216,462
Netherlands	16,273	60,777	—	77,050
Norway	40,999	22,878	—	63,877
Switzerland	40,987	18,205	—	59,192
United Kingdom	296,274	34,863	—	331,137
All Other	790,383	—	—	790,383
Repurchase Agreements	—	25,751	—	25,751
Total Investments	$1,378,053	$389,241	—	$1,767,294

RCM Global Commodity Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Australia	—	$1,057	—	$1,057
Austria	—	464	—	464
China	—	994	—	994
France	—	516	—	516
Germany	—	367	—	367
Italy	—	257	—	257
Japan	—	1,406	—	1,406
Malaysia	—	1,105	—	1,105
Norway	—	827	—	827
Singapore	—	365	—	365
South Africa	—	283	—	283
United Kingdom	$677	5,155	—	5,832
All Other	27,827	—	—	27,827
Repurchase Agreements	—	946	—	946
Total Investments	$28,504	$13,742	—	$42,246

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	65

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

RCM Global Small-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Austria	—	$721	—	$721
China	$580	1,264	—	1,844
Denmark	—	782	—	782
Finland	—	369	—	369
France	—	1,451	—	1,451
Germany	—	2,153	—	2,153
Hong Kong	—	805	—	805
Ireland	—	738	—	738
Italy	—	334	—	334
Japan	—	7,190	—	7,190
Korea (Republic of)	—	560	—	560
Netherlands	—	982	—	982
Norway	—	1,269	—	1,269
Philippines	—	512	—	512
Spain	—	177	—	177
Sweden	—	2,433	—	2,433
Switzerland	250	1,240	—	1,490
Taiwan	—	472	—	472
United Kingdom	—	3,348	—	3,348
All Other	45,613	—	—	45,613
Repurchase Agreements	—	875	—	875
Total Investments	$46,443	$27,675	—	$74,118

RCM Technology:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Chemicals	$6,609	$8	—	$6,617
Computers & Peripherals	138,054	2,839	—	140,893
Electronic Equipment, Instruments & Components	3	28,086	—	28,089
Internet Software & Services	135,169	3	—	135,172
IT Services	22,759	22	—	22,781
Machinery	—	16	—	16
Semiconductors & Semiconductor Equipment	57,759	47,790	—	105,549
All Other	429,640	—	—	429,640
Exchange-Traded Funds	5	—	—	5
Repurchase Agreements	—	79,980	—	79,980
Options Purchased:
Market Price	14,695	—	—	14,695
Total Investments in Securities – Assets	$804,693	$158,744	—	$963,437

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(4,976)	$(130)	—	$(5,106)
Securities Sold Short, at value:
Electrical Equipment	(42)	(130)	—	(172)
Leisure Equipment & Products	—	(38)	—	(38)
All Other	(62,779)	—	—	(62,779)
Total Investments in Securities – Liabilities	$(67,797)	$(298)	—	$(68,095)
Total Investments	$736,896	$158,446	—	$895,342

66	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

RCM Wellness:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/11

Investments in Securities – Assets
Common Stock:
Health Care Equipment & Supplies	$15,035	$1,196	—	$16,231
Health Care Providers & Services	24,802	6,190	—	30,992
Pharmaceuticals	25,907	10,976	—	36,883
Specialty Retail	1,982	2,789	—	4,771
Textiles, Apparel & Luxury Goods	814	1,722	—	2,536
All Other	24,180	—	—	24,180
Warrants	—	—	$143	143
Repurchase Agreements	—	4,068	—	4,068
Total Investments	$92,720	$26,941	$143	$119,804

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2011 for any Fund in the Trust.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2011, was as follows (amounts in thousands):

AGIC Emerging Markets Opportunities:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Common Stock:
Russian Federation	$2,760	$210	$(1,643)	—	$(269)	$(457)	—	—	$601
Preferred Stock:
Russian Federation	—	448	—	—	—	8	—	—	456
Total Investments	$2,760	$658	$(1,643)	—	$(269)	$(449)	—	—	$1,057

The net change in unrealized appreciation/depreciation of Level 3 investments which AGIC Emerging Markets Opportunities held at December 31, 2011 was $(319).

AGIC Global:

	Beginning Balance 6/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Common Stock:
China	—(a	)	—	—	—	$(657	)(b)	$657(b	)	—	—	—

(a)	Peace Mark Holdings Ltd. was fair-valued at $0.
(b)	Security deemed worthless and removed from AGIC Global’s Schedule of Investments.

RCM Global Small-Cap:

	Beginning Balance 6/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Common Stock:
China	—(a	)	—	—	—	$(723	)(b)	$723(b	)	—	—	—

(a)	Peace Mark Holdings Ltd. was fair-valued at $0.
(b)	Security deemed worthless and removed from RCM Global Small-Cap’s Schedule of Investments.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	67

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

RCM Technology:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Common Stock:
Software	$3,124	—	$(606)	—	$(32,411)	$29,893	—	—	—

Investments in Securities – Liabilities
Options Written, at value:
Market Price	(106)	—	—	—	1,816	(1,710)	—	—	—
Total Investments	$3,018	—	$(606)	—	$(30,595)	$28,183	—	—	—

RCM Wellness:

	Beginning Balance 6/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/11

Investments in Securities – Assets
Warrants	$247	—	—	—	—	$(104)	—	—	$143

The net change in unrealized appreciation/depreciation of Level 3 investments which RCM Wellness Fund held at December 31, 2011 was $(104).

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any (except with respect to NFJ International Value Fund), are declared and distributed to shareholders annually. Dividends from net investment income, if any, for NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing and administration fees.

(f) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at December 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of

68	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows (actual amounts): AGIC Emerging Markets Opportunities—$246,808; AGIC Global—$6,621; AGIC International Managed Volatility—$65,442; AGIC Pacific Rim—$86,801; NFJ International Value—$1,383,947; RCM Global Commodity Equity—$18,234; RCM Global Small-Cap—$20,274; RCM Technology—$237,012 and RCM Wellness—$20,313.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”), (collectively the “Sub-Advisers”) each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	69

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. There were no open forward foreign currency contracts at December 31, 2011.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option included the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2011 (amounts in thousands):

RCM Technology:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$14,695
Liability derivatives:
Options written, at value	$(5,106)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2011 (amounts in thousands):

RCM Technology:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(21,681)
Options written	11,560
Total net realized loss	$(10,121)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(33,172)
Options written	(24,817)
Total net change in unrealized appreciation/depreciation	$(57,989)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2011:

	Options Purchased	Options Written	Forward Foreign Currency Contracts(2)
	Contracts(1)	Contracts(1)	Sold
RCM Global Commodity Equity	—	—	42,727
RCM Technology	122,764	182,008	—

(1)	Number of contracts
(2)	U.S. $ Value on origination date.

4.	INVESTMENT ADVISOR/ADMINISTRATOR/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a

70	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes			Class A, B, C, D and R(1)(2)			Class P(1)			Institutional Class(1)			Administrative Class(1)

	Investment Advisory Fee	Effective Advisory Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee
AGIC Emerging Markets Opportunities	0.90%	0.87	%(3)	0.50%	0.50%		0.50%	0.50%		0.40%	0.36	%(4)	N/A	N/A
AGIC Global	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		0.35%	0.35%
AGIC International Managed Volatility	0.60	0.55	(5)	0.50	0.50		0.50	0.50		0.40	0.40		0.40	0.40
AGIC Pacific Rim	0.90	0.85	(6)	0.50	0.50		0.50	0.50		0.40	0.40		N/A	N/A
NFJ International Value	0.60	0.60		0.50	0.35	(7)	0.50	0.35	(7)	0.40	0.25	(7)	0.40	0.25	(7)
RCM Global Commodity Equity	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
RCM Global Small-Cap	0.90	0.87	(8)	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
RCM Technology	0.90	0.90		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30
RCM Wellness	0.80	0.80		0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A

(1)	The total Administration Fee rate for each class of AGIC Emerging Markets Opportunities, AGIC International Managed Volatility, AGIC Pacific Rim and NFJ International Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of 5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. The total Administration Fee rate for each class of shares of AGIC Global, RCM Global Commodity Equity and RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. The total Administration Fee rate for each class of shares of all other Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to the classes.
(2)	Prior to July 1, 2011, the administration agreement included a plan adopted in conformity with Rule 12b-1 which provided for the payment of an additional 0.25% for Class D shares. Therefore, the Administration Fee rate for Class D shares of each Fund was 0.25% greater than the fee set forth above. As of July 1, 2011, such additional amount is paid by Class D shares pursuant to a separate Rule 12b-1 Plan and not under the Administration Agreement.
(3)	Effective November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduces the 0.90% contractual fee rate by 0.05% to 0.85%.
(4)	Effective as of April 1, 2011 the Administrator agreed to observe through June 30, 2012, a voluntary irrevocable waiver of a portion of its Administration Fees paid by the Institutional Class shares of the Fund such that the annual fund operating expenses do not exceed 1.35% of the Fund’s average daily net assets attributable to the Institutional Class shares of the Fund.
(5)	Effective November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduces the 0.60% contractual fee rate by 0.05% to 0.55%. The Investment Adviser has agreed to extend such waiver effective November 1, 2011 through October 31, 2012.
(6)	Effective November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduces the 0.90% contractual fee rate by 0.05% to 0.85%. The Investment Adviser has agreed to extend such waiver effective November 1, 2011 through October 31, 2012.
(7)	Effective June 7, 2010 through October 31, 2011 the Administrator agreed to a voluntary 0.10% waiver of its Administration Fees paid by all share classes based on the Funds average daily net assets. Effective November 1, 2011, through October 31, 2012 the Administrator agreed to a voluntary 0.075% waiver of its Administration Fees paid by all share classes based on the Fund’s average daily net assets.
(8)	Effective November 1, 2010 through October 31, 2011, the Investment Advisory Fee was subject to a voluntary irrevocable fee waiver that reduces the 1.00% contractual fee rate by 0.15% to 0.85%. Effective November 1, 2011, the Investment Advisory Fee was contractually reduced to 0.90%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of December 31, 2011.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	71

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C, Class D and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2011, the Distributor received $100,301 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the six months ended December 31, 2011 (amounts in thousands):

	Purchases	Sales
AGIC Emerging Markets Opportunities	$89,071	$106,027
AGIC Global	8,651	18,712
AGIC International Managed Volatility	45,845	54,330
AGIC Pacific Rim	30,363	45,685
NFJ International Value	249,778	348,161
RCM Global Commodity Equity	51,720	58,517
RCM Global Small-Cap	38,211	41,422
RCM Technology*	947,437	1,046,361
RCM Wellness	58,925	73,201

*	Securities sold short of $235,614; covers on securities sold short of $240,274.

(a) Transactions in written options were as follows (amounts in thousands, except for number of contracts):

	RCM Technology:
	Contracts	Premiums
Options outstanding, June 30, 2011	294,676	$84,375
Options written	231,641	41,845
Options terminated in closing transactions	(304,031)	(72,159)
Options expired	(139,203)	(38,221)
Options outstanding, December 31, 2011	83,083	$15,840

72	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

6.	INCOME TAX INFORMATION

At December 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGIC Emerging Markets Opportunities	$93,700	$8,775	$5,080	$3,695
AGIC Global	21,764	3,655	1,568	2,087
AGIC International Managed Volatility	64,067	2,142	4,444	(2,302)
AGIC Pacific Rim	93,350	6,206	8,188	(1,982)
NFJ International Value	1,898,855	126,463	258,024	(131,561)
RCM Global Commodity Equity	43,003	1,968	2,725	(757)
RCM Global Small-Cap	68,484	11,884	6,250	5,634
RCM Technology	856,889	133,015	26,467	106,548
RCM Wellness	108,337	16,020	4,553	11,467

(1)	Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	73

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Emerging Markets Opportunities				AGIC Global
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	125	$2,968	962	$25,674	48	$719	188	$2,952
Class B	—	—	—	—	— *	5	10	144
Class C	27	645	330	8,626	4	55	46	673
Class D	78	1,842	447	12,189	2	32	11	175
Class R	—	—	—	—	3	40	16	245
Class P	35	839	38	987	1	11	4	65
Institutional Class	394	9,473	987	26,554	12	186	76	1,212
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	5	100	—	—	6	86	—	8
Class B	—	—	—	—	— *	2	—	—
Class C	— *	— *	—	—	1	14	—	—
Class D	1	35	—	1	1	15	—	1
Class R	—	—	—	—	— *	4	—	—
Class P	1	13	—	1	— *	1	—	—
Institutional Class	25	565	11	278	9	132	3	46
Administrative Class	—	—	—	—	— *	— *	—	—

Cost of shares redeemed:
Class A	(412)	(9,752)	(1,194)	(31,399)	(111)	(1,625)	(248)	(3,821)
Class B	—	—	—	—	(66)	(925)	(211)	(3,009)
Class C	(211)	(5,051)	(313)	(8,007)	(58)	(794)	(133)	(1,922)
Class D	(305)	(8,047)	(212)	(5,698)	(8)	(120)	(57)	(891)
Class R	—	—	—	—	(2)	(34)	(34)	(517)
Class P	(12)	(277)	(19)	(511)	(1)	(14)	(4)	(77)
Institutional Class	(562)	(13,227)	(1,302)	(34,449)	(554)	(8,214)	(428)	(6,974)
Administrative Class	—	—	—	—	—	—	—	—
Net decrease resulting from Fund share transactions	(811)	$(19,874)	(265)	$(5,754)	(713)	$(10,424)	(761)	$(11,690)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

74	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

AGIC International Managed Volatility					AGIC Pacific Rim				NFJ International Value
Six Months ended 12/31/2011 (Unaudited)			Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

116		$1,443	327	$4,663	156	$1,755	400	$4,730	5,207	$97,062	13,715	$278,204
—		—	—	—	2	14	26	297	—	—	—	—
26		304	42	572	5	56	166	1,841	591	11,028	2,490	50,446
10		120	59	856	17	191	318	3,760	1,422	26,438	1,664	33,231
—	*	7	1	9	—	—	—	—	134	2,481	69	1,441
16		179	216	3,146	33	372	81	949	4,695	86,826	16,460	357,488
385		4,920	837	11,652	116	1,333	475	5,854	3,882	71,329	13,816	280,637
—		—	—	1	—	—	—	—	181	3,326	—	—

31		358	27	376	5	48	12	146	347	5,959	711	14,306
—		—	—	—	— *	— *	—	—	—	—	—	—
17		195	14	189	— *	— *	—	—	46	784	103	2,073
2		20	2	22	4	38	14	173	40	693	85	1,706
—	*	2	—	1	—	—	—	—	2	28	1	21
1		10	1	10	1	6	1	5	39	687	50	1,009
71		827	79	1,095	19	203	30	375	343	5,942	643	13,042
—		—	—	—	—	—	—	—	2	37	—	—

(405)		(5,173)	(798)	(10,888)	(403)	(4,477)	(1,132)	(13,354)	(9,373)	(172,627)	(13,372)	(270,015)
—		—	—	—	(182)	(1,929)	(492)	(5,466)	—	—	—	—
(235)		(2,948)	(674)	(9,096)	(301)	(3,140)	(954)	(10,627)	(2,009)	(37,300)	(3,128)	(62,864)
(37)		(450)	(293)	(3,993)	(521)	(5,773)	(1,111)	(13,019)	(1,609)	(29,841)	(1,285)	(25,906)
—	*	(2)	—	(3)	—	—	—	—	(15)	(263)	(14)	(296)
(40)		(486)	(238)	(3,397)	(50)	(571)	(175)	(2,100)	(4,497)	(82,405)	(4,177)	(87,438)
(644)		(7,988)	(2,196)	(30,812)	(307)	(3,565)	(756)	(9,219)	(5,186)	(100,275)	(6,613)	(134,803)
—		—	—	—	—	—	—	—	(9)	(164)	—	—
(686)		$(8,662)	(2,594)	$(35,597)	(1,406)	$(15,439)	(3,097)	$(35,655)	(5,767)	$(110,255)	21,218	$452,282

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	75

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

	RCM Global Commodity Equity Fund				RCM Global Small-Cap				RCM Technology
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011		Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	51	$790	423	$7,399	213	$5,888	402	$10,427	661	$30,343	2,554	$121,613
Class B	—	—	—	—	1	38	11	254	1	46	19	842
Class C	27	417	288	4,912	23	581	139	3,437	67	2,921	347	15,565
Class D	28	451	155	2,662	285	7,434	603	15,800	319	14,602	1,291	60,028
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	8	113	33	601	27	749	37	1,059	686	33,020	2,500	120,788
Institutional Class	391	6,063	843	14,692	19	518	87	2,371	1,237	58,482	4,031	199,077
Administrative Class	—	—	—	—	—	—	—	—	222	10,585	650	32,227

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	2	47	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	3	68	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	1	33	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(177)	(2,827)	(534)	(8,868)	(290)	(7,402)	(549)	(13,738)	(1,391)	(63,109)	(3,070)	(144,631)
Class B	—	—	—	—	(85)	(2,027)	(171)	(3,885)	(70)	(2,996)	(193)	(8,164)
Class C	(120)	(1,808)	(301)	(4,829)	(76)	(1,789)	(190)	(4,504)	(268)	(11,248)	(607)	(26,025)
Class D	(82)	(1,341)	(241)	(4,069)	(194)	(4,942)	(633)	(16,821)	(606)	(26,662)	(1,935)	(89,234)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(14)	(214)	(14)	(243)	(20)	(520)	(12)	(360)	(902)	(41,027)	(1,823)	(82,813)
Institutional Class	(461)	(7,349)	(305)	(5,575)	(55)	(1,413)	(125)	(3,241)	(1,343)	(63,322)	(4,780)	(225,355)
Administrative Class	—	—	—	—	—	—	—	—	(413)	(18,564)	(403)	(19,786)
Net increase (decrease) resulting from Fund share transactions	(349)	$(5,705)	347	$6,682	(152)	$(2,885)	(395)	$(9,053)	(1,800)	$(76,929)	(1,419)	$(45,868)

	RCM Wellness
	Six Months ended 12/31/2011 (Unaudited)		Year ended 6/30/2011
	Shares	Amount	Shares	Amount

Shares sold:
Class A	120	$3,252	342	$9,716
Class B	7	169	4	112
Class C	20	499	32	831
Class D	346	10,183	454	12,616

Issued in reinvestment of dividends and distributions:
Class A	64	1,529	—	—
Class B	9	203	—	—
Class C	26	582	—	—
Class D	384	9,200	—	—

Cost of shares redeemed:
Class A	(235)	(6,326)	(203)	(5,374)
Class B	(36)	(907)	(84)	(2,063)
Class C	(40)	(1,002)	(71)	(1,714)
Class D	(770)	(20,335)	(865)	(22,842)
Net decrease resulting from Fund share transactions	(105)	$(2,953)	(391)	$(8,718)

76	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

Notes to Financial Statements  (Cont.)

December 31, 2011 (unaudited)

8.	LEGAL PROCEEDINGS

Legal proceedings involving the Investment Adviser and certain of its affiliates, previously disclosed, have been resolved.

9.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2011, AGI Capital reimbursed AGIC Emerging Markets Opportunities $6,090 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2011, RCM reimbursed RCM Technology $19,515 (less than $0.005 per share) for realized losses resulting from a trading error.

10.	FUND EVENTS

Effective September 1, 2011, RCM Global Resources changed its name to RCM Global Commodity Equity in connection with a change in the Fund’s investment strategy.

On December 20, 2011, RCM Disciplined International Equity liquidated.

Effective December 31, 2011, Allianz Global Investors of America L.P. changed its name to Allianz Asset Management of America L.P.

11.	CHANGES TO BOARD OF TRUSTEES:

Effective December 31, 2011, Theodore Coburn resigned as a Trustee of the Trust.

12.	SUBSEQUENT EVENT

Effective February 1, 2012, AGIC International changed its name to AGIC International Managed Volatility Fund in connection with a change in the Fund’s investment strategy.

On February 17, 2012, Allianz Global Investors Money Market Fund commenced operations as a Fund in the Trust.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	77

Board Approval of Investment Advisory and Portfolio Management Agreements

December 31, 2011 (unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Allianz Global Investors Capital LLC (“AGIC”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At in-person meetings held in September and December, 2011, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2012.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the approval meetings noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including the addition of a Senior Compliance Analyst and steps taken by the Adviser to enhance and outsource investment guideline monitoring. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs. The Trustees considered the investments made by certain Sub-Advisers in their pre- and post-trade compliance systems during the past year.

78	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees took into account the investments made by the Adviser in personnel during the past year, including the additions of a Senior Compliance Analyst, a senior attorney and a paralegal. The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers and had proposed certain other advisory fee changes, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Morningstar LLC (“Morningstar”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer group selected for that Fund by Morningstar and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on the retail share class. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2011, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Morningstar and other sources was not independently verified by the Trustees or their independent consultant.

The Trustees noted that a number of Funds recently had undergone or would be undergoing investment strategy changes, including RCM Global Resources Fund (which, as of September 1, 2011, is known as RCM Global Commodity Equity Fund), RCM Strategic Growth Fund (which, as of December 1, 2011, is known as RCM Focused Growth Fund), AGIC Systematic Growth Fund (which, as of December 1, 2011, is known as AGIC U.S. Managed Volatility Fund) and NFJ Renaissance Fund (which, as of December 1, 2011, is known as NFJ Mid-Cap Value Fund). The Trustees also noted that AGIC Mid-Cap Growth Fund and NFJ Mid-Cap Value Fund would be liquidated in November 2011, and RCM Disciplined International Equity Fund would be liquidated in December 2011.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGIC (AGIC Funds). The Trustees reviewed comparative information showing performance of the AGIC Emerging Markets Opportunities, AGIC Global, AGIC International Managed Volatility and AGIC Pacific Rim Funds against their respective performance universes. For the AGIC Emerging Markets Opportunities Fund, performance was above median for the one-year period, below median (in the fourth quartile) for the three-year period and above median for the five-year period (comparison based on institutional share class). For the AGIC Global Fund, performance was above median for the one-year period, below median (in the fourth quartile) for the three-year period and below median (in the third quartile) for the five-year period. For the AGIC International Managed Volatility Fund, performance was above median for the one-year period and below median (in the fourth quartile) for the three- and five-year periods. For the AGIC Pacific Rim Fund, performance was below median (in the fourth quartile) for the one-, three- and five-year periods.

Fund Sub-Advised by NFJ (NFJ Fund). The Trustees reviewed comparative information showing performance of the NFJ International Value Fund against its respective performance universe. For the NFJ International Value Fund, performance was below median (fourth quartile) for the one-year period, below median (third quartile) for the three-year period and above median for the five-year period.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Global Commodity Equity (previously known as RCM Global Resources), RCM Global Small-Cap, RCM Technology and RCM Wellness Funds against their respective performance universes. For the RCM Global Commodity Equity Fund, performance was below median (fourth quartile) for the one-year period, at median for the three-year period and below median (third quartile) for the five-year period. For the RCM Global Small-Cap Fund, performance was above median for the one- and three-year periods and below median (in the third quartile) for the five-year period. For the RCM Technology and RCM Wellness Funds, performance was above median for the one-, three- and five-year periods.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee waivers along with the proposed reduction of the advisory fee for a certain Fund as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to the fees and expenses of funds in their Morningstar peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Morningstar; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Morningstar; and (vii) current Fund asset levels as compared to prior years.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	79

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

December 31, 2011 (unaudited)

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Morningstar materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2011, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, and that the results of the study had factored into the Trustees’ analysis of the Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Funds. The Trustees noted that the Adviser had reported that transfer agency and related fees paid by the Adviser from the unitary fee had increased during the past year. The Trustees noted the Adviser’s continued voluntary waiver of a portion of its administrative fee for the NFJ International Value Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Morningstar and an independent consultant comparing each Fund’s advisory fee and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2011. The Fund-specific fee and expense results discussed below were prepared and provided by Morningstar and other sources that were not independently verified by the Trustees.

AGIC Funds. For the AGIC Emerging Markets Opportunities, AGIC Global, and AGIC International Managed Volatility Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC Pacific Rim Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were below median for the retail expense group and at median for the institutional expense group.

NFJ Fund. For the NFJ International Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

RCM Funds. For the RCM Global Commodity Equity Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Global Small-Cap Fund, advisory fees were above median (in the fourth quartile) for both the retail and institutional expense groups and total expense ratios were above median (in the third quartile) for both the retail and institutional expense groups. For the RCM Technology Fund, advisory fees were above median (in the fourth and third quartile, respectively) for the retail and institutional expense groups and total expense ratios were above median (in the third quartile) for the retail and institutional expense groups. For the RCM Wellness Fund (which does not have Institutional Class shares), advisory fees and total expense ratios were below median for the retail expense group.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended, and the Adviser agreed to observe, that fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2012 as follows: a fee waiver of 5 basis points for the AGIC International Managed Volatility Fund; and a fee waiver of 5 basis points for the AGIC Pacific Rim Fund. It was also agreed that the contractual advisory fee for the RCM Global Small-Cap Fund would be reduced by 10 basis points to 0.90% in lieu of the 15 basis point waiver that had been in place for that Fund during the past year. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the Adviser’s fiscal year ended December 31, 2010. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of

80	Allianz International/Sector Stock Funds Semiannual Report	12.31.11

other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2011, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.11	Allianz International/Sector Stock Funds Semiannual Report	81

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors is a pre-eminent global asset management group committed to helping clients achieve sustainable success. We draw on the intellectual capital of our diverse family of investment managers—each with its own distinctive philosophy and culture—to provide clients with a choice of innovative investment solutions. We are part of the Allianz Group, one of the world’s leading integrated financial services providers.

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ015SA_123111

AGI-2012-01-06-2532

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: March 2, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: March 2, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 2, 2012